                                                                    EXHIBIT 10.1

                                CREDIT AGREEMENT

                          DATED AS OF NOVEMBER 26, 2003

                                      AMONG

                       NORTH AMERICAN ENERGY PARTNERS INC.
                                  as Borrower,

                           THE LENDERS LISTED HEREIN,
                                   as Lenders,

                              ROYAL BANK OF CANADA,
                             as Administrative Agent

                                       and

                       BNP PARIBAS SECURITIES CORPORATION
                               RBC CAPITAL MARKETS

                                       as

                               Lead Arrangers and
                                  Book Managers

                                       and

                                   BNP PARIBAS
                              as Syndication Agent

                                TABLE OF CONTENTS

                                                                           Page No.
                                                                           --------
Section 1. DEFINITIONS............................................................2
   1.1     Certain Defined Terms..................................................2
   1.2     Accounting Terms; Utilization of GAAP for Purposes of Calculations
           Under Agreement.......................................................35
   1.3     Other Definitional Provisions and Rules of Construction...............35

Section 2. AMOUNTS AND TERMS OF COMMITMENTS AND LOANS............................36
   2.1     Commitments; Making of Loans; the Register............................36
   2.2     Interest on the Loans.................................................43
   2.3     Fees..................................................................46
   2.4     Repayments; Voluntary and Mandatory Prepayments; Application of
           Proceeds..............................................................47
   2.5     Use of Proceeds.......................................................55
   2.6     Increased Costs; Taxes; Capital Adequacy; Change in Law;
           Illegality............................................................56
   2.7     Statement of Lenders; Obligation of Lenders to Mitigate...............59
   2.8     Replacement of a Lender...............................................59
   2.9     Illegality............................................................60

Section 3. BANKERS' ACCEPTANCES..................................................61
   3.1     Acceptance of Bankers' Acceptances; Form and Execution................61
   3.2     Power of Attorney; Provision of Bankers' Acceptances to Lenders.......63
   3.3     Mechanics of Issuance.................................................65
   3.4     Rollover of Bankers' Acceptances......................................66
   3.5     Conversion into Bankers' Acceptances..................................66
   3.6     Conversion from Bankers' Acceptances..................................67
   3.7     BA Equivalent Advances................................................67
   3.8     Termination of Bankers' Acceptances...................................68
   3.9     Stamping Fees.........................................................68

Section 4. LETTERS OF CREDIT.....................................................68
   4.1     Issuance of Letters of Credit and Lenders' Purchase of
           Participations Therein................................................68
   4.2     Letter of Credit Fees.................................................71
   4.3     Drawings and Reimbursement of Amounts Paid Under Letters of Credit....71
   4.4     Obligations Absolute..................................................74
   4.5     Nature of Issuing Lenders' Duties.....................................75

Section 5. SECURITY..............................................................76
   5.1     Collateral Documents..................................................76
   5.2     Registration..........................................................77
   5.3     Sharing Collateral Documents..........................................78

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
   5.4     Form of Collateral Documents..........................................79
   5.5     After-Acquired Property...............................................79
   5.6     Continuing Collateral Documents.......................................80
   5.7     Dealing with Collateral Documents.....................................80
   5.8     Effectiveness.........................................................80
   5.9     Release and Discharge of Collateral Documents.........................80

Section 6. CONDITIONS TO LOANS AND LETTERS OF CREDIT.............................81
   6.1     Conditions to Term Loans and Initial Revolving Loans..................81
   6.2     Conditions to All Loans...............................................89
   6.3     Conditions to Letters of Credit.......................................90
   6.4     Waiver................................................................90

Section 7. COMPANY'S REPRESENTATIONS AND WARRANTIES..............................90
   7.1     Organization, Powers, Qualification, Good Standing, Business and
           Subsidiaries..........................................................91
   7.2     Authorization of Borrowing, etc.......................................91
   7.3     Financial Condition...................................................92
   7.4     No Material Adverse Change; No Restricted Junior Payments.............93
   7.5     Title to Properties; Liens; Real Property; Intellectual Property......93
   7.6     Litigation; Adverse Facts.............................................94
   7.7     Payment of Taxes......................................................95
   7.8     Performance of Agreements; Material Contracts.........................95
   7.9     Benefit Plans.........................................................95
   7.10    Certain Fees..........................................................96
   7.11    Environmental Protection..............................................96
   7.12    Employee Matters......................................................97
   7.13    Solvency..............................................................97
   7.14    Matters Relating to Collateral........................................97
   7.15    Disclosure............................................................98
   7.16    Related Documents.....................................................98
   7.17    Accounts..............................................................99
   7.18    Deemed Repetition.....................................................99

Section 8. COMPANY'S AFFIRMATIVE COVENANTS.......................................99
   8.1     Financial Statements and Other Reports................................99
   8.2     Existence, etc.......................................................105
   8.3     Payment of Taxes and Claims; Tax.....................................105
   8.4     Maintenance of Properties; Insurance; Application of Net Insurance
           /Condemnation Proceeds...............................................105
   8.5     Inspection Rights; Lender Meeting....................................108
   8.6     Compliance with Laws, etc............................................108
   8.7     Environmental Matters................................................109
   8.8     First Priority Liens.................................................110
   8.9     Execution of Subsidiary Guarantee and Personal Property Collateral
           Documents After the Closing Date.....................................111

Section 9. COMPANY'S NEGATIVE COVENANTS.........................................112
   9.1     Indebtedness.........................................................112
   9.2     Liens and Related Matters............................................113
   9.3     Investments; Acquisitions............................................114
   9.4     Contingent Obligations...............................................115
   9.5     Restricted Junior Payments...........................................116
   9.6     Financial Covenants..................................................117
   9.7     Restriction on Fundamental Changes; Asset Sales......................120
   9.8     Consolidated Capital Expenditures....................................121
   9.9     Transactions with Shareholders and Affiliates........................122
   9.10    Sales and Lease-Backs................................................123
   9.11    Conduct of Business..................................................123
   9.12    Amendments or Waivers of Certain Agreements..........................123
   9.13    Fiscal Year..........................................................123

Section 10.EVENTS OF DEFAULT....................................................124
   10.1    Failure to Make Payments When Due....................................124
   10.2    Default in Other Agreements..........................................124
   10.3    Breach of Certain Covenants..........................................124
   10.4    Breach of Warranty...................................................124
   10.5    Other Defaults Under Loan Documents..................................125
   10.6    Involuntary Bankruptcy; Appointment of Receiver, etc.................125
   10.7    Voluntary Insolvency.................................................125
   10.8    Judgments and Attachments............................................126
   10.9    Dissolution..........................................................126
   10.10   Seizure..............................................................126
   10.11   Change in Control....................................................126
   10.12   Invalidity of Loan Documents; Failure of Security; Repudiation of
           Obligations..........................................................127
   10.13   Conduct of Business By Holdings......................................127
   10.14   Conduct of Business by Finance Co....................................127
   10.15   Failure to Consummate Acquisition or Amalgamation....................128
   10.16   Amendment of Certain Documents of Holdings...........................128

Section 11.ADMINISTRATIVE AGENT.................................................129
   11.1    Appointment..........................................................129
   11.2    Powers and Duties; General Immunity..................................130
   11.3    Independent Investigation by Lenders; No Responsibility For
           Appraisal of Creditworthiness........................................132
   11.4    Right to Indemnity...................................................132
   11.5    Successor Administrative Agent and Swing Line Lender.................132
   11.6    Collateral Documents and Guarantees..................................133
   11.7    Duties of Other Agents...............................................134
   11.8    Administrative Agent May File Proofs of Claim........................134

Section 12.MISCELLANEOUS........................................................135

   12.1    Successors and Assigns; Assignments and Participations in Loans
           and Letters of Credit................................................135
   12.2    Expenses.............................................................139
   12.3    Indemnity............................................................140
   12.4    Set-Off; Security Interest in Deposit Accounts.......................142
   12.5    Ratable Sharing......................................................142
   12.6    Amendments and Waivers...............................................143
   12.7    Independence of Covenants............................................145
   12.8    Notices; Effectiveness of Signatures.................................145
   12.9    Survival of Representations, Warranties and Agreements...............146
   12.10   Failure or Indulgence Not Waiver; Remedies Cumulative................146
   12.11   Marshalling; Payments Set Aside......................................147
   12.12   Severability.........................................................147
   12.13   Obligations Several; Independent Nature of Lenders' Rights; Damage
           Waiver...............................................................147
   12.14   Release of Subsidiary Guarantee......................................147
   12.15   Release of Security Interest on Asset Disposition....................148
   12.16   Applicable Law.......................................................149
   12.17   Construction of Agreement; Nature of Relationship....................149
   12.18   Consent to Jurisdiction and Service of Process.......................149
   12.19   Waiver of Jury Trial.................................................150
   12.20   Confidentiality......................................................150
   12.21   Paramountcy..........................................................151
   12.22   Counterparts; Effectiveness..........................................151

                                    EXHIBITS

I    FORM OF NOTICE OF BORROWING

II   FORM OF NOTICE OF CONVERSION/ROLLOVER

III  FORM OF REQUEST FOR ISSUANCE

IV   INTENTIONALLY LEFT BLANK

V    FORM OF BA DISCOUNT NOTE

VI   FORM OF BORROWING BASE CERTIFICATE

VII  FORM OF COMPLIANCE CERTIFICATE

VIII INTENTIONALLY DELETED

IX   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

X    FORM OF FINANCIAL CONDITION CERTIFICATE

XI   FORM OF SUBSIDIARY GUARANTEE

XII  FORM OF HOLDINGS GUARANTEE

XIII FORM OF DEBENTURE

XIV  FORM OF HOLDINGS PLEDGE AGREEMENT

XV   FORM OF COMPANY PLEDGE AGREEMENT

XVI  FORM OF SUBSIDIARY PLEDGE AGREEMENT

XVII FORM OF DEPOSIT INSTRUMENT

XVIII FORM OF OPINION OF COMPANY COUNSEL

XIX  FORM OF OPINION OF FINANCE CO. COUNSEL

                                    SCHEDULES

2.1  LENDERS' COMMITMENTS AND PRO RATA SHARES

6.1M EQUIPMENT CONTINUING TO BE HELD UNDER LEASES

7.1 SUBSIDIARIES OF COMPANY; CORPORATE AND CAPITAL STRUCTURE; OWNERSHIP; MANAGEMENT

7.5B REAL PROPERTY INTERESTS

7.5C MATERIAL SERIAL NUMBER EQUIPMENT

7.5D INTELLECTUAL PROPERTY

7.8  MATERIAL CONTRACTS

9.1  EXISTING INDEBTEDNESS

9.2  PERMITTED LIENS

9.3  EXISTING INVESTMENTS

9.4  CONTINGENT OBLIGATIONS

                                 NORTH AMERICAN
                              ENERGY PARTNERS INC.

                                CREDIT AGREEMENT

          This CREDIT AGREEMENT is dated as of November 26, 2003 and entered into by and among NORTH AMERICAN ENERGY PARTNERS INC., a Canadian corporation ("Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "Lender" and collectively as "Lenders"), BNP PARIBAS, as syndication agent for Lenders (in such capacity, "Syndication Agent"), and ROYAL BANK OF CANADA ("RBC"), as administrative agent for Lenders (in such capacity, "Administrative Agent").

                                 R E C I T A L S

          WHEREAS, Parent (this and other capitalized terms used in these recitals without definition being used as defined in subsection 1.1), its direct wholly-owned Subsidiary, Holdings, Holding's direct wholly-owned Subsidiary, Company, and Company's direct wholly-owned Subsidiaries, Acquisition Co. and Finance Co., have been formed for the purpose of acquiring all of the outstanding shares of Capital Stock of NACG and substantially all of the assets of NAEL and assuming certain liabilities of NAEL;

          WHEREAS, on or before the Closing Date, Sterling, its Affiliates and other investors will purchase all of the outstanding Parent Common Stock for cash consideration of at least Cdn.$92,500,000;

          WHEREAS, on the Closing Date, Holdings will issue the Holdings Preferred Stock to Sellers for 30 shares of common stock of NACG (the "Exchange Shares");

          WHEREAS, on the Closing Date, Parent will contribute Cdn.$92,500,000 received from the issuance of Parent Common Stock to Holdings, and Holdings will contribute such amount and the Exchange Shares to Company;

          WHEREAS, on or before the Closing Date, Company will issue and sell not less than the U.S. Dollar equivalent of Cdn.$245,000,000 in aggregate principal amount of Senior Notes;

          WHEREAS, subject to the terms and conditions hereof, on the Closing Date, at the request of Company, the Lenders will extend Cdn.$50,000,000 in Term Loans to Company, drawn from the Term Loan Commitment established hereby;

          WHEREAS, on the Closing Date, Company will loan approximately Cdn.$400,000,000 and will contribute the Exchange Shares to Acquisition Co.;

          WHEREAS, on the Closing Date, Company will endorse over to Finance Co. a portion of such loan in the amount of Cdn.$92,500,000;

          WHEREAS, on the Closing Date, (i) Acquisition Co. will apply the proceeds of the Loans, the Senior Notes and the Parent Common Stock to fund the Acquisition Financing Requirements and will purchase all of the remaining outstanding shares of capital stock of NACG and substantially all of the assets of NAEL, all pursuant to the Acquisition Agreement and (ii) immediately upon the consummation of the Acquisition, Acquisition Co. will be amalgamated with NACG pursuant to the Amalgamation, with Amalco being the resulting corporation;

          WHEREAS, from and after the Closing Date, Lenders, at the request of Company, have agreed to extend a Revolving Loan facility to Company, the proceeds of which will be used to provide financing for working capital and other general corporate purposes of Company and its Subsidiaries;

          WHEREAS, Company desires to secure all of the Obligations hereunder and under the other Loan Documents by granting to Administrative Agent, on behalf of Lenders, a Lien on all of its present and after acquired real and personal property, including all of the capital stock of its Subsidiaries; and

          WHEREAS, all of the Subsidiaries of Company have agreed to guarantee the Obligations hereunder and under the other Loan Documents and to secure their guarantees by granting to Administrative Agent, on behalf of Lenders, a Lien on all of their real and personal property, including a pledge of all of the capital stock of their Subsidiaries, and Holdings has agreed to guarantee the Obligations hereunder, with recourse limited to a pledge by Holdings of the capital stock of Company;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, Lenders, Syndication Agent, Documentation Agent and Administrative Agent agree as follows:

Section 1. DEFINITIONS

     1.1 Certain Defined Terms.

          The following terms used in this Agreement shall have the following meanings:

          "Acquisition" means the transactions contemplated by the Acquisition Agreement.

          "Acquisition Agreement" means that certain Purchase Agreement among Norama Ltd. and NAEL, as Sellers, Martin Gouin and Roger Gouin, as Principals, and NACG Preferred Corp. and Acquisition Co, as Buyers, entered into as of October 31, 2003.

          "Acquisition Co." means NACG Acquisition Inc., a Canadian corporation as it exists prior to the Amalgamation.

          "Acquisition Financing Requirements" means the aggregate of all amounts necessary (i) to finance the purchase price payable in connection with the Acquisition, and (ii) to pay Transaction Costs.

          "Administrative Agent" has the meaning assigned to that term in the introduction to this Agreement and also means and includes any successor Administrative Agent appointed pursuant to subsection 11.5A.

          "Advisory Services Agreement" means the letter Advisory Services Agreement dated November 21, 2003 among the Permitted Holders, the Company, Acquisition Co., Parent, Holdings and each of their present and future direct and indirect wholly-owned subsidiaries;

          "Affiliate", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

          "After-Acquired Property" has the meaning assigned to that term in subsection 5.5.

          "Agents" means Administrative Agent, Syndication Agent and Documentation Agent.

          "Agreement" means this Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time.

          "Amalco" means North American Construction Group Inc., the Canadian corporation resulting from the Amalgamation.

          "Amalgamation" means the amalgamation of Acquisition Co. and NACG in accordance with the terms of the Articles of Amalgamation, with Amalco being the corporation resulting therefrom.

          "Applicable Law" means any and all laws, regulations, ordinances, or other legally binding rules, judgments, orders, decrees, permits, concessions, grants, franchises or governmental restrictions issued or promulgated by a Governmental Authority and applicable to the matter in question.

          "Approved Fund" means a Fund that is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender or (iii) an entity or an Affiliate of an entity that administers or manages a Lender.

          "Articles of Amalgamation" means the Articles of Amalgamation to be filed immediately following the Acquisition in connection with the amalgamation of Acquisition Co.

and NACG, in the form delivered to Administrative Agent and Lenders prior to their execution of this Agreement and as such articles may be amended from time to time thereafter to the extent permitted under subsection 9.12.

          "Asset Sale" means the sale by Company or any of its Subsidiaries to any Person other than Company or any of its wholly-owned Subsidiaries that is a Subsidiary Guarantor of:

          (i) any of the Capital Stock of any of Company's Subsidiaries,

          (ii) all or substantially all of the assets of any division or line of business of Company or any of its Subsidiaries, or

          (iii) any other assets (whether tangible or intangible) of Company or any of its Subsidiaries other than:

               (a) inventory sold in the ordinary course of business,

               (b) sales, assignments, transfers or dispositions of accounts in the ordinary course of business for purposes of collection,

               (c) asset dispositions permitted by clauses (iii) (as to obsolete and worn out property only), (v), (vi) or (vii) of subsection 9.7, and

               (d) any such other assets to the extent that (I) the aggregate value of such assets sold in any single transaction or related series of transactions is equal to or less than Cdn. $5,000,000, (II) the aggregate value of such assets sold in any consecutive 12 month period is equal to or less than Cdn. $10,000,000, and (III) the aggregate value of such assets sold from the Closing Date to the date of determination is equal to or less than Cdn. $25,000,000, provided, however, that if Company has provided an Officer's Certificate as contemplated in subclause 2.4B(iii)(a)(2), and is otherwise in compliance with clauses 2.4B(iii)(a) and 9.7(iv), such sale of assets shall constitute an Asset Sale and shall not count against the amounts set forth in this clause (d), in each case to the extent of the Net Asset Sale Proceeds which are the subject of such Officer's Certificate.

          "Assignment Agreement" means an Assignment and Assumption Agreement in substantially the form of Exhibit IX annexed hereto.

          "BA Discount Note" means a non-interest bearing promissory note of Company, denominated in Cdn. Dollars, issued by Company to a Non-Acceptance Lender as part of an issuance of Bankers' Acceptances, and substantially in the form attached as Exhibit V or such other form as may be agreed to by the Administrative Agent, Company and such Non-Acceptance Lender.

          "BA Discount Proceeds" means, in respect of any Bankers' Acceptance, the amount obtained by multiplying (a) the aggregate face amount of such Bankers' Acceptance by (b) the amount (rounded up or down to the fifth decimal place with .000005 being rounded up) determined by dividing one by the sum of one plus the product of (i) the BA Discount Rate, and (ii) a fraction, the numerator of which is the number of days in the BA Interest Period of such Bankers' Acceptance and the denominator of which is 365.

          "BA Discount Rate" means:

          (i) in relation to a Bankers' Acceptance accepted by a Schedule I Lender, the CDOR Rate;

          (ii) in relation to a Bankers' Acceptance accepted by a Schedule II Lender or Schedule III Lender, the lesser of:

               (a) the average Discount Rate applicable to such issue as quoted by the Schedule II Reference Lenders; and

               (b) the CDOR Rate plus 0.10% per annum;

          provided that if both such rates are equal, then the "BA Discount Rate" applicable thereto shall be the rate specified in (ii)(a) above; and

          (iii) in relation to a BA Equivalent Advance:

               (a) made by a Schedule I Lender, the CDOR Rate;

               (b) made by a Schedule II Lender or Schedule III Lender, the rate determined in accordance with subparagraph (ii) of this definition; and

               (c) made by any other Lender, the CDOR Rate plus 0.10% per annum.

          "BA Equivalent Advance" means, in relation to a borrowing of, Conversion into or Rollover of Bankers' Acceptances, a Loan in Cdn. Dollars made by a Non-Acceptance Lender as part of such Loan, as provided in Section 3.7.

          "BA Interest Period" means, with respect to each Bankers' Acceptance, the period selected by Company hereunder and being of 1, 2, 3 or 6 months' duration, subject to market availability (or, subject to the agreement of the Lenders, a longer or shorter period) commencing on the date of borrowing, Rollover or Conversion in respect thereof, provided that:

          (i) the last day of each BA Interest Period shall be also the first day of the next BA Interest Period in the case of a Rollover; and

          (ii) the last day of each BA Interest Period shall be a Business Day.

          "Bankers' Acceptance" means a non-interest bearing draft drawn by Company in Cdn. Dollars, accepted by a Lender and issued for value pursuant to this Agreement and includes a depository bill under the DBNA and a bill of exchange under the Bills of Exchange Act (Canada).

          "Bankruptcy Law" means (i) the Bankruptcy and Insolvency Act (Canada),
(ii) Title 11 of the United States Code entitled "Bankruptcy", and (iii) any analogous laws relating to bankruptcy and insolvency, each as now and hereafter in effect, or any successor statute.

          "Benefit Plan" means any employee benefit plan, including pensions, maintained by Company or any of its Subsidiaries that is mandated or governed by any Applicable Law.

          "Board of Directors" means, as to any Person, the board of directors (or similar governing body) of such Person or any duly authorized committee thereof. "Bonding Program" means one or more agreements with one or more bonding companies under which bonding companies provide, for the account of Company and/or its Subsidiaries, bid bonds, performance bonds, labour and material payment bonds, maintenance bonds and other bonds used in the ordinary course of business of Company and its Subsidiaries, as the same may be amended, modified or replaced (including with another bonding company) from time to time.

          "Borrowing Base" means, as at any date of determination, an aggregate amount equal to:

          (i) the lesser of (i) 55% of Consolidated PP&E, and (ii) Cdn. $90,000,000, plus

          (ii) 75% of the value of Eligible Accounts Receivable.

          "Borrowing Base Certificate" means a certificate substantially in the form of Exhibit XVI annexed hereto delivered to Administrative Agent by Company pursuant to subsection 6.1L or subsection 8.1(xiv), with appropriate attachments.

          "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of Alberta or Ontario, or is a day on which banking institutions located in either such province are authorized or required by Applicable Law or other governmental action to close.

          "Canadian Dollars", "Cdn. Dollars", "Cdn. $"and the sign "$" (unless otherwise specified) mean the lawful money of Canada.

          "Capital Lease", as applied to any Person, means any lease of any property (whether real or personal) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

          "Capital Stock" means the capital stock or other equity interests of a Person.

          "Cash" means money, currency or a credit balance in a Deposit Account.

          "Cash Equivalents" means, as at any date of determination,

          (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the Government of Canada or the United States Government, or (b) issued by any agency of the Canada or United States, the obligations of which are guaranteed by the Government of Canada or backed by the full faith and credit of the United States, respectively, in each case maturing within one year after such date;

          (ii) marketable direct obligations issued by any province of Canada or state of the United States of America, or any political subdivision of either, or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's");

          (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P, at least P-1 from Moody's, or at least R-1 high from Dominion Bond Rating Service Limited;

          (iv) deposits at or financial instruments issued by any Canadian chartered bank which has a long-term debt rating of at least A+ by S&P, A1 by Moody's or A(high) by Dominion Bond Rating Service Limited;

          (v) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any Lender, or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia, if such commercial bank (a) is at least "adequately capitalized" (as defined in the regulations of its primary federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than U.S.$100,000,000; and

          (vi) shares of any money market mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i) through (v) above, and (b) has net assets of not less than Cdn. $500,000,000.

          "CDOR Rate" means, on any date which Bankers' Acceptances are to be issued pursuant hereto, the per annum rate of interest which is the rate determined as being the arithmetic average of the annual yield rates applicable to Cdn. Dollar bankers' acceptances having identical issue and comparable maturity dates as the Bankers' Acceptances proposed to be issued by Company displayed and identified as such on the display referred to as the "CDOR Page" (or any display substituted therefor) of Reuters Monitor Money Rates Service as at approximately 10:00 a.m. (Toronto time) on such day, or if such day is not a Business Day, then on the immediately preceding Business Day (as adjusted by Administrative Agent in good faith after 10:00 a.m. (Toronto time) to reflect any error in a posted rate or in the posted average annual rate), provided if such a rate does not appear on such CDOR Page, then the CDOR Rate, on any day, shall be the Discount Rate quoted by Administrative Agent determined as of

10:00 a.m. (Toronto time) on such day which would be applicable in respect of an issue of bankers' acceptances in a comparable amount and with comparable maturity dates to the Bankers' Acceptances proposed to be issued by Company on such day, or if such day is not a Business Day, then on the immediately preceding Business Day.

          "Change in Control" means any of the following:

          (i) any Person or group (as such term is used in section 13(d) of the Exchange Act) of Persons (other than a Permitted Holder and any entity formed by a Permitted Holder solely for the purpose of owning Capital Stock of Holdings) shall become the beneficial owner, directly or indirectly (with beneficial ownership being as defined and calculated as set forth in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), of shares representing more than 50% of the Capital Stock (measured by voting power rather than number of shares) that is at the time entitled to vote for the election of the Board of Directors of Holdings or the Company;

          (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company or Holdings (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company or Holdings, as applicable, was approved by a vote of a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason (other than death) to constitute a majority of the Board of Directors then in office;

          (iii) the failure at any time of Holdings to legally and beneficially own and control 100% of the issued and outstanding shares of capital stock of Company or the failure at any time of Holdings to have the ability to elect all of the Governing Body of Company; and

          (iv) the occurrence of any "Change of Control" as defined in the Senior Note Indenture.

As used herein, the term "beneficially own" or "beneficial ownership" shall have the meaning set forth in clause (i) above.

Notwithstanding anything to the contrary contained in this definition of "Change in Control", the transactions occurring on the Closing Date and the prior acquisitions by Parent of Holdings and by Holdings of Company, shall not give rise to, or be deemed to result in, a "Change in Control" for all purposes hereunder.

          "Class", as applied to Lenders, means each of the following two classes of Lenders: (i) Lenders having Revolving Loan Exposure, and (ii) Lenders having Term Loan Exposure.

          "Clearing House" shall have the meaning ascribed thereto in the DBNA, including for certainty The Canadian Depository For Securities Limited or its nominee, CDS & Co.

          "Closing Date" means the date on which the initial Loans are made.

          "Closing Date Mortgaged Property" has the meaning set forth in subsection 6.1K.

          "Closing Date Mortgages" has the meaning set forth in subsection 6.1K.

          "Collateral" means, collectively, all of the real and personal property (including Capital Stock) in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations.

          "Collateral Account" means an interest-bearing bank account in the name of Administrative Agent, with all amounts on deposit therein being the subject of a First Priority Lien in favour of the Administrative Agent pursuant to the Debenture of the Company.

          "Collateral Documents" means the Mortgages, the Deposit Instruments, the Holdings Pledge Agreement, the Company Pledge Agreement, the Subsidiary Pledge Agreements, and all other instruments or documents delivered by any Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant to Administrative Agent, on behalf of Lenders and Swap Lenders, a Lien on any real or personal property of that Loan Party as security for the Obligations and the Secured Swap Obligations.

          "Commitments" means the commitments of Lenders to make Loans as set forth in subsection 2.1A, accept Bankers' Acceptances pursuant to subsection 3.1A and issue (or participate in) Letters of Credit pursuant to subsection 4.1.

          "Company" has the meaning assigned to that term in recitals to this Agreement.

          "Company Pledge Agreement" means the Securities Pledge Agreement executed and delivered by Company on or after the Closing Date, substantially in the form of Exhibit XV annexed hereto, as such Company Pledge Agreement may thereafter be amended, supplemented or otherwise modified from time to time in accordance herewith, including by the further pledge of Capital Stock from time to time in accordance herewith.

          "Compliance Certificate" means a certificate substantially in the form of Exhibit VII annexed hereto.

          "Confidential Information Memorandum" means the Confidential Information Memorandum dated October, 2003 prepared by BNP Paribas and RBC Capital Markets relating to the credit facilities evidenced by this Agreement.

          "Consolidated Capital Expenditures" means, for any period, the sum of the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Leases which is capitalized in such period on the consolidated balance sheet of Company and its Subsidiaries) by Company and its Subsidiaries during that period that, in conformity with GAAP, are included in "additions to property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows of Company and its Subsidiaries. For purposes of this definition, the purchase price of equipment that is purchased (a) simultaneously with the trade-in of existing equipment, or
(b) with insurance proceeds, shall be included in Consolidated Capital Expenditures only to the extent of the gross amount of such purchase price less the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such proceeds, as the case may be.

          "Consolidated Cash Interest Expense" means, for any period, Consolidated Interest Expense for such period, excluding any interest expense not payable in Cash (such as non-cash amortization and write-off of discount and debt issuance costs).

          "Consolidated Current Assets" means, as at any date of determination, the total assets of Company and its Subsidiaries on a consolidated basis which may properly be classified as current assets in conformity with GAAP, excluding Cash and Cash Equivalents.

          "Consolidated Current Liabilities" means, as at any date of determination, the total liabilities of Company and its Subsidiaries on a consolidated basis which may properly be classified as current liabilities in conformity with GAAP, excluding the current portions of Funded Debt and Capital Leases, and for certainty excluding other Indebtedness having a term to maturity of one year or less, unless maturity is extendible at the sole option of the Company or its Subsidiaries beyond one year.

          "Consolidated EBITDA" means, for any period, the sum, without duplication, of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) provisions for taxes based on income, (iv) except for purposes of Section 9.6B, total depreciation expense, (v) total amortization expense, and (vi) other non-cash items (other than any such non-cash item to the extent it represents an accrual of or reserve for cash expenditures in any future period), but only, in the case of clauses (ii)-(vi), to the extent deducted in the calculation of Consolidated Net Income, less other non-cash items added in the calculation of Consolidated Net Income (other than any such non-cash item to the extent it will result in the receipt of cash payments in any future period), all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP, provided, that, for purposes of calculating the Consolidated Leverage Ratio, the Consolidated Senior Leverage Ratio and compliance with subsection 9.6E, Consolidated EBITDA: (w) for the Fiscal Quarter ended June 30, 2003, shall be deemed to be Cdn.$18,669,000, (x) for the Fiscal Quarter ended September 30, 2003, shall be deemed to be Cdn.$22,039,000, (y) for the calendar month ending October 31, 2003, shall be deemed to be Cdn.$3,800,000, and (z) for the calendar month ending November 30, 2003, shall be deemed to be Cdn.$4,700,000.

          "Consolidated Excess Cash Flow" means, for any period, an amount (if positive) equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated EBITDA and (b) the Consolidated Working Capital Adjustment minus (ii) the sum, without duplication, of the amounts for such period of (A) voluntary and scheduled repayments of Consolidated Total Debt (excluding repayments of Revolving Loans except to the extent the Revolving Loan Commitments are permanently reduced in connection with such repayments), (B) Consolidated Capital Expenditures (net of any proceeds of any related financings with respect to such expenditures other than Revolving Loans), (C) Consolidated Cash Interest Expense, and (D) current taxes based on income of Company and its Subsidiaries and paid in cash with respect to such period.

          "Consolidated Fixed Charges" means, for any period, the sum (without duplication) of the amounts for such period of (i) Consolidated Cash Interest Expense, (ii) scheduled principal payments in respect of Consolidated Total Debt, (iii) current taxes based on income of Company and its Subsidiaries and paid in cash with respect to such period, (iv) Restricted Junior Payments and
(v) the aggregate amount of all rents paid or payable during that period under all Capital Leases to which Company or any of its Subsidiaries is a party (for certainty, excluding the interest portion to the extent included by (i) above), all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP.

          "Consolidated Interest Expense" means, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, net costs under Interest Rate Agreements and amounts referred to in subsection 2.3 payable to Administrative Agent and Lenders that are considered interest expense in accordance with GAAP, but excluding any such amounts referred to in subsection 2.3 payable on or before the Closing Date.

          "Consolidated Leverage Ratio" means, as of the last day of any Fiscal Quarter, the ratio of (a) Consolidated Total Debt as at such day to (b) Consolidated EBITDA for the consecutive four Fiscal Quarters ending on such day.

          "Consolidated Net Income" means, for any period, the net income (or loss) of Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, provided that there shall be excluded:

          (i) the income (or loss) of any Person (other than a Subsidiary of Company) in which any other Person (other than Company or any of its Subsidiaries) has a joint interest, except in the case of income to the extent of the amount of dividends or other distributions actually paid to Company or any of its Subsidiaries by such Person during such period,

          (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Company or is merged into or consolidated with Company or any of its Subsidiaries or that Person's assets are acquired by Company or any of its Subsidiaries,

          (iii) the income of any Subsidiary of Company that is not a Subsidiary Guarantor to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its Organizational Documents or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary,

          (iv) any after-tax gains or losses attributable to asset sales or returned surplus assets of any pension plan,

          (v) to the extent not included in clauses (i) through (iv) above, any net extraordinary gains or net non-cash extraordinary losses, and

          (vi) the impact of currency translation gains and losses and mark-to-market gains and losses on any Hedge Agreement.

          "Consolidated PP&E" means, as at any date of determination, the assets (net of depreciation) of Company and its Subsidiaries on a consolidated basis which may properly be classified as property, plant and equipment in conformity with GAAP, excluding any assets subject to a Lien in favour of any Person other than Administrative Agent for the benefit of the Lenders that ranks pari passu with or ahead of the Liens created by the Collateral Documents, to the extent of the lesser of the fair market value of such asset and the amount secured by such Lien.

          "Consolidated Senior Leverage Ratio" means, as of the last day of any Fiscal Quarter the ratio of (a) Consolidated Total Senior Debt as at such day to
(b) Consolidated EBITDA for the consecutive four Fiscal Quarters ending on such day.

          "Consolidated Total Debt" means, as at any date of determination, the sum of:

          (i) the aggregate stated balance sheet amount of all Indebtedness of Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP (with the amount of any such Indebtedness incurred in any currency other than Canadian Dollars, to the extent of the principal amount hedged pursuant to a Currency Agreement, determined by reference to the exchange rate between such currency and Canadian Dollars set forth in such Currency Agreement as the basis for determining the respective parties obligations thereunder), and

          (ii) without duplication, the Letter of Credit Usage and reimbursement obligations in respect of other letters of credit, surety bonds or similar instruments in excess of the lesser of (a) Cdn.$30,000,000 and (b) the maximum aggregate amount of Letters of Credit that are permitted to be outstanding hereunder at the time of determination.

          "Consolidated Total Senior Debt" means the principal amount of the Obligations (including the face amount of Bankers' Acceptances and issued Letters of Credit in excess of the lesser of (a) Cdn.$30,000,000 and (b) the maximum aggregate amount of Letters of

Credit that are permitted to be outstanding hereunder at the time of determination), and any other Indebtedness of Company or any of its Subsidiaries that is secured by any Lien.

          "Consolidated Working Capital" means, as at any date of determination, the excess (or deficit) of Consolidated Current Assets over Consolidated Current Liabilities.

          "Consolidated Working Capital Adjustment" means, for any period on a consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the beginning of such period exceeds (or is less than) Consolidated Working Capital as of the end of such period.

          "Contingent Obligation", as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person (but without duplication):

          (i) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof,

          (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or

          (iii) under Hedge Agreements.

Contingent Obligations shall include (a) the direct or indirect guarantee, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (c) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (1) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or
(2) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (1) or (2) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

          "Contractual Obligation", as applied to any Person, means any provision of any contract, undertaking, agreement, indenture, mortgage, deed of trust or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject, or any provision of any Securities issued by that Person.

          "Conversion" means the conversion or deemed conversion of a Loan to another type of Loan in accordance with Section 2.2C and in the case of Bankers' Acceptances, Section 3, in each case, or otherwise as occurs automatically hereunder, but in any case under the same credit facility under which the original Loan was made.

          "Currency Agreement" means any foreign exchange contract, or any, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement, in each case to which Company or any of its Subsidiaries is a party.

          "DBNA" means the Depository Bills and Notes Act (Canada).

          "Debenture" means a Fixed and Floating Charge Debenture executed and delivered by the Company and each Subsidiary Guarantor, substantially in the form of Exhibit XIII annexed hereto, as such Debenture may thereafter be amended, supplemented or otherwise modified from time to time.

          "Deposit Account" means a demand, time, savings, passbook or similar account maintained with a Person engaged in the business of banking, including a savings bank, savings and loan association, credit union or trust company.

          "Deposit Instrument" means a deposit agreement in respect of each Debenture executed and delivered by the Company and each Subsidiary Guarantor, substantially in the form of Exhibit XVII annexed hereto, as such Deposit Instrument may thereafter be amended, supplemented or otherwise modified from time to time.

          "Discount Rate" means, with respect to the issuance of a bankers' acceptance in the Canadian bankers' acceptance market, the rate of interest per annum, calculated on the basis of a year of 365 days (rounded upwards, if necessary, to the nearest whole multiple of 1/100th of one percent) which is equal to the discount exacted by a purchaser taking initial delivery of such bankers' acceptance, calculated as a rate per annum and as if the issuer thereof received the discount proceeds in respect of such bankers' acceptance on its date of issuance and had repaid the respective face amount of such bankers' acceptance on the maturity date thereof.

          "Domestic Subsidiary" means any Subsidiary of Company that is incorporated or organized under the laws of Canada or any province of territory thereof.

          "Eligible Accounts Receivable" means, with respect to Company and its Subsidiaries, the accounts receivable of Company and its Subsidiaries acceptable to Administrative Agent, acting reasonably, for inclusion in the calculation of the Borrowing Base. In determining the amount to be so included, the face amount of such accounts receivable shall be reduced by the amount of all returns, discounts, deductions, claims, credits, charges, or other allowances. Unless otherwise approved in writing by Administrative Agent, an account receivable shall not be an Eligible Account Receivable if:

          (i) it arises out of a sale made by such Loan Party to an Affiliate of such Loan Party or any other Loan Party;

          (ii) its payment terms are longer than 60 days from date of invoice,

          (iii) it is unpaid more than 120 days from date of invoice;

          (iv) it is from the same account debtor or its Affiliate and 25% or more of all accounts receivable from that account debtor (and its Affiliates) are ineligible under (iii) above;

          (v) the account debtor for such account receivable is a creditor of Company or any Subsidiary of Company and has asserted in writing a right of setoff against Company or any Subsidiary of Company, or has disputed its liability or otherwise has made any claim with respect to such account receivable or any other account receivable which has not been resolved, in each case to the extent of the amount of such asserted right of setoff, or the amount of such dispute or claim, as the case may be;

          (vi) the account debtor has filed a petition or commenced a voluntary case under any applicable Bankruptcy Laws, as now constituted or hereafter amended, or any similar law in any other jurisdiction or made an assignment for the benefit of creditors, or if a decree or order for relief has been entered by a court having jurisdiction over the account debtor in an involuntary case under such Bankruptcy Laws, or if any other petition or other application for relief under such Bankruptcy Laws has been filed by or against the account debtor, or if the account debtor has failed, suspended business, declared itself to be insolvent, is unable to pay its debts as they become due (or has admitted same in writing) or has consented to or suffered a receiver, receiver-manager, trustee, liquidator or custodian to be appointed for it or any portion of its assets or affairs;

          (vii) such account receivable is not payable in Canadian Dollars or U.S. Dollars or the account debtor for such account receivable is located outside the United States or Canada, unless such account receivable is supported by an irrevocable letter of credit or accounts receivable insurance satisfactory to Administrative Agent (as to form, substance and issuer) and assigned to and directly drawable by Administrative Agent, or is otherwise supported on terms acceptable to Administrative Agent in its sole discretion;

          (viii) the sale to the account debtor is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval or consignment basis or made pursuant to any other written agreement providing for repurchase or return;

          (ix) Administrative Agent determines by its own credit analysis that collection of such account receivable is reasonably uncertain or that such account receivable will likely not be paid (provided that for certainty, Administrative Agent shall have no obligation to do so);

          (x) the account debtor is a Canadian federal, provincial, municipal or local government, governmental or public department, central bank, court, commission, board, bureau, agency or instrumentality, unless such account receivable has been assigned to Administrative Agent on behalf of the Lenders in accordance with all Applicable Laws;

          (xi) the goods giving rise to such account receivable have not been shipped and delivered to and accepted by the account debtor, the services giving rise to such account receivable have not been performed;

          (xii) such account receivable does not comply with all requirements of Applicable Law such that its enforceability is not assured;

          (xiii) such account receivable is subject to any adverse security deposit, progress payment or other similar advance made by or for the benefit of the applicable account debtor; or

          (xiv) such account receivable is not subject to a valid and perfected First Priority Lien in favor of Administrative Agent or does not otherwise conform to the representations and warranties contained in the Loan Documents.

          "Eligible Assignee" means:

          (i) any Lender, any Affiliate of any Lender and any Approved Fund of any Lender; and

          (ii) (a) a commercial bank, insurance company or other financial institution organized under the laws of the United States or any state thereof, or under the laws of Canada; (b) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (c) a treasury branch or other financial institution carrying on substantially the same business as a bank and organized under the laws of a Province of Canada, or (d) a commercial bank organized under the laws of any other country or a political subdivision thereof, provided that, in any case, unless an Eligible Assignee has become an assignee of Loans at a time when an Event of Default has occurred and is continuing, Company shall have no obligation under Section 2.6A to gross-up for Taxes withheld or paid solely because such Eligible Assignee is a non-resident of Canada within the meaning of the Income Tax Act unless Company otherwise agrees in writing to do so.

          "Environmental Claim" means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, designation, finding, abatement order or other order or directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law, (ii) in connection with any Hazardous Materials or any actual or alleged Hazardous Materials Activity, or (iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

          "Environmental Laws" means any common law relating to environmental matters and all current or future statutes, ordinances, orders, rules, regulations, by-laws, judgments, Governmental Authorizations, or any other binding requirements of any Governmental Authority relating to (i) environmental matters, including those relating to any

Hazardous Materials Activity, (ii) the generation, use, storage, transportation, recycling or disposal of Hazardous Materials, or (iii) occupational safety and health, industrial hygiene, land use or the protection of the environment, natural resources or human, plant or animal health, safety or welfare, in any manner applicable to Company or any of its Subsidiaries or any Facility.

          "Event of Default" means each of the events set forth in Section 10.

          "Exchange Act" means the United States Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

          "Exchange Shares" has the meaning assigned to that term in the recitals to this Agreement.

          "Facilities" means any and all real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by Company or any of its Subsidiaries or any of their respective predecessors or Affiliates.

          "Finance Co." means NACG Finance LLC, a Delaware limited liability company.

          "Financial Plan" has the meaning assigned to that term in subsection 8.1(ix).

          "First Priority" means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that (i) such Lien is perfected and has priority over any other Lien on, or adverse claim against, such Collateral, other than (for all purposes herein except the definition of "Eligible Accounts Receivable") Liens created by the Company and its Subsidiaries as permitted by subsection 9.2A, and (ii) such Lien is the only Lien (other than Liens permitted pursuant to subsection 9.2A) to which such Collateral is subject.

          "Fiscal Quarter" means a fiscal quarter of any Fiscal Year.

          "Fiscal Year" means the fiscal year of Company and its Subsidiaries ending on March 31 of each calendar year. For purposes of this Agreement, any particular Fiscal Year may be designated by reference to the calendar year in which such Fiscal Year ends.

          "Fronting Bank" means, in respect of the issuance of Letters of Credit, BNP Paribas (Canada) and any successor Fronting Bank appointed pursuant to subsection 11.5C.

          "Fund" means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

          "Funded Debt", as applied to any Person, means all Indebtedness of that Person (including any current portions thereof) which by its terms or by the terms of any instrument or agreement relating thereto matures more than one year from, or is directly renewable or extendable at the option of that Person to a date more than one year from (including an option of that Person under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more from), the date of the creation thereof.

          "Funding and Payment Office" means:

          (i) in the case of the Agent (a) the office of RBC as Administrative Agent located at its Main Branch in Toronto, Ontario as advised by RBC to Company and Lenders in writing or (b) such other office of Administrative Agent and Swing Line Lender as may from time to time hereafter be designated as such in a written notice delivered by Administrative Agent to Company and each Lender, and

          (ii) in the case of the Swing Line Lender (a) the office of RBC as Swing Line Lender located at its Main Branch in Toronto, Ontario as advised by RBC to Company and Lenders in writing or (b) such other office of Swing Line Lender as may from time to time hereafter be designated as such in a written notice delivered by Swing Line Lender to Company and each Lender.

          "Funding Date" means the date of the funding of a Loan, or the issuance of any Letter of Credit.

          "GAAP" has the meaning assigned to that term in subsection 1.2.

          "Governing Body" means the board of directors or other body having the power to direct or cause the direction of the management and policies of a Person that is a corporation, partnership, trust or limited liability company.

          "Governmental Authority" means:

          (i) any government, parliament or legislature, any municipal council or authority, or any government regulatory or administrative authority, agency, commission or board and any other statute, rule, regulation or bylaw making entity in each case having jurisdiction in the relevant circumstances;

          (ii) any Person acting under the authority of any of the foregoing or under a statute, rule, regulation or bylaw thereof; and

          (iii) any judicial, administrative or arbitral court, authority, tribunal or commission having jurisdiction in the relevant circumstances.

          "Governmental Authorization" means any approval, certificate, franchise, permit, license, registration, authorization, plan, directive, consent, order or consent decree of or from, or notice to, any Governmental Authority.

          "Guarantees" means the Holdings Guarantee and the Subsidiary
Guarantee.

          "Hazardous Materials" means (i) any chemical, material or substance at any time defined as or included in the definition of "hazardous substances", "hazardous wastes",

"hazardous materials", "hazardous recyclables", "extremely hazardous waste", "acutely hazardous waste", "radioactive waste", "biohazardous waste", "pollutant", "toxic pollutant", "contaminant", "restricted hazardous waste", "infectious waste", "toxic substances", or any other term or expression intended to define, list or classify substances by reason of properties harmful to the environment, natural resources, or human, plant or animal health safety or welfare (including harmful properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity or words of similar import under any applicable Environmental Laws); (ii) any oil, petroleum, petroleum fraction or petroleum derived substance; (iii) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (iv) any flammable substances or explosives; (v) any radioactive materials; (vi) any asbestos-containing materials; (vii) urea formaldehyde foam insulation; (viii) electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls; (ix) pesticides; and (x) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority or which may or could pose a hazard to the environment, natural resources or human, plant or animal health, safety or welfare or to the health and safety of the owners, occupants or any Persons in the vicinity of any Facility or to the indoor or outdoor environment.

          "Hazardous Materials Activity" means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, whether intentional or unintentional, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, recycling, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

          "Hedge Agreement" means an Interest Rate Agreement or a Currency Agreement designed to hedge against fluctuations in interest rates or currency values, respectively.

          "Holdings" means NACG Preferred Corp., a Canadian corporation.

          "Holdings Certificate of Designations" means the provisions of Holdings' Articles of Incorporation relating to the Holdings Preferred Stock, in the form delivered to Administrative Agent and Lenders prior to their execution of this Agreement and as such provisions may be amended from time to time thereafter to the extent permitted under subsection 9.12.

          "Holdings Guarantee" means the limited recourse Holdings Guarantee executed and delivered by Holdings on the Closing Date substantially in the form of Exhibit XII annexed hereto, as such Holdings Guarantee may thereafter be amended, supplemented or otherwise modified from time to time in accordance herewith.

          "Holdings Pledge Agreement" means the Securities Pledge Agreement executed and delivered by Holdings on the Closing Date, substantially in the form of Exhibit XIV annexed hereto, as such Holdings Pledge Agreement may thereafter be amended, supplemented or otherwise modified from time to time in accordance herewith.

          "Holdings Preferred Stock" means 35,000 shares of 8% Series A Preferred Stock of Holdings with a liquidation preference of Cdn.$1000 per share and with the other terms set forth in the Holdings Certificate of Designations on the date hereof.

          "Income Tax Act" means the Income Tax Act (Canada), and the regulations promulgated thereunder.

          "Indebtedness", as applied to any Person, means:

          (i) all indebtedness for borrowed money,

          (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP,

          (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money,

          (iv) any obligation owed for all or any part of the deferred purchase price of property or services which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or
     (b) evidenced by a note or similar written instrument,

          (v) Synthetic Lease Obligations, and

          (vi) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person.

Obligations under Interest Rate Agreements and Currency Agreements constitute
(1) in the case of Hedge Agreements, Contingent Obligations, and (2) in all other cases, Investments, and in neither case constitute Indebtedness.

          "Indemnified Liabilities" has the meaning assigned to that term in subsection 12.3.

          "Indemnitee" has the meaning assigned to that term in subsection 12.3.

          "Intellectual Property" means all patents, trademarks, tradenames, copyrights, technology, software, know-how and processes used in or necessary for the conduct of the business of Company and its Subsidiaries.

          "Interest Payment Date" means with respect to any Prime Rate Loan, the first Business Day of each month, commencing on the first such date to occur after the Closing Date.

          "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement to which Company or any of its Subsidiaries is a party.

          "Internal Revenue Code" means the United States Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.

          "Investment" means:

          (i) any direct or indirect purchase or other acquisition by Company or any of its Subsidiaries of, or of a beneficial interest in, any Securities of any other Person (including any Subsidiary of Company),

          (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value, by any Subsidiary of Company from any Person other than Company or any of its Subsidiaries, of any equity Securities of such Subsidiary,

          (iii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by Company or any of its Subsidiaries to any other Person, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales or services to that other Person in the ordinary course of business, or

          (iv) Interest Rate Agreements or Currency Agreements not constituting Hedge Agreements.

The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment (other than adjustments for the repayment of, or the refund of capital with respect to, the original principal amount of any such Investment).

          "IP Collateral" means, collectively, the Intellectual Property that constitutes Collateral under the Debenture.

          "Issuing Lender", with respect to any Letter of Credit, means the Revolving Lender that agrees or is otherwise obligated to issue such Letter of Credit, determined as provided in subsection 4.1B(ii).

          "Joint Venture" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form.

          "Lender" and "Lenders" means the Persons identified as "Lenders" and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to subsection 12.1B, and the term "Lenders" shall include Swing Line Lender unless the context otherwise requires, provided that the term "Lenders", when used in the context of a particular Commitment, shall mean Lenders having that Commitment.

          "Lender Hedge Agreement" means a Hedge Agreement to which a Lender or an Affiliate of a Lender is the counterparty.

          "Letter of Credit" or "Letters of Credit" means Canadian Dollar standby letters of credit issued or to be issued by Issuing Lenders for the account of Company pursuant to subsection 4.1, for the purpose of supporting:

          (i) Indebtedness of Company or any of its Subsidiaries in respect of industrial revenue or development bonds or financings,

          (ii) workers' compensation liabilities of Company or any of its Subsidiaries,

          (iii) the obligations of insurers of Company or any of its Subsidiaries,

          (iv) obligations with respect to Capital Leases or Operating Leases of Company or any of its Subsidiaries, and

          (v) performance, payment, deposit or surety obligations of Company or any of its Subsidiaries (including under the Bonding Program), in any case in the ordinary course of the Loan Parties' business.

          "Letter of Credit Usage" means, as at any date of determination, the sum of (i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Letters of Credit then outstanding plus
(ii) the aggregate amount of all drawings under Letters of Credit honored by Issuing Lenders and not theretofore reimbursed out of the proceeds of Revolving Loans pursuant to subsection 4.3B or otherwise reimbursed by Company.

          "Lien" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

          "Loan" or "Loans" means one or more of the Term Loans or Revolving Loans or any combination thereof, and for certainty includes extensions of credit made by way of Bankers' Acceptances.

          "Loan Documents" means this Agreement, Bankers' Acceptances, BA Discount Notes, Letters of Credit (and any applications for, or reimbursement agreements or other documents executed by Company in favor of an Issuing Lender relating to, the Letters of Credit), the Guarantees, and the Collateral Documents.

          "Loan Party" means each of Holdings, Company and any of Company's Subsidiaries from time to time executing a Loan Document, and "Loan Parties" means all such Persons, collectively.

          "Management Fees" means fees payable pursuant to the Advisory Services Agreement.

          "Margin Stock" has the meaning assigned to that term in Regulation U of the Board of Governors of the United States Federal Reserve System as in effect from time to time.

          "Material Adverse Effect" means any of (i) a material adverse effect upon the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company and its Subsidiaries taken as a whole, or
(ii) the impairment of the ability of the Loan Parties, taken as a whole, to perform the Obligations in any material way, or (iii) the impairment of the ability of Administrative Agent or Lenders to enforce the Obligations.

          "Material Contract" means any contract or other arrangement to which Company or any of its Subsidiaries is a party (other than the Loan Documents) for which breach, nonperformance, cancellation or failure to renew, as at the date of determination, could reasonably be expected to have a Material Adverse Effect.

          "Maximum Consolidated Capital Expenditures Amount" has the meaning assigned to that term in subsection 9.8.

          "Mortgage" means:

          (i) each Debenture,

          (ii) any other security document (whether designated as a debenture, a deed of trust, a mortgage, a security agreement or any similar title) executed and delivered by any Loan Party in such form as may be approved by Administrative Agent in its sole discretion, in each case with such changes thereto as may be recommended by Administrative Agent's local counsel based on local laws or customary local mortgage or deed of trust practices, or

          (iii) at Administrative Agent's option, in the case of After-Acquired Property, an amendment or supplement to an existing Mortgage, in form satisfactory to Administrative Agent, adding such After-Acquired Property to any existing Mortgage in order to specifically describe it within the fixed charges thereof, in either case as such security instrument or amendment may be amended, supplemented or otherwise modified from time to time.

          "NACG" means North American Construction Group Inc., a Canadian corporation, as it exists prior to the Amalgamation.

          "NAEL" means North American Equipment Ltd., an Alberta corporation.

          "Net Asset Sale Proceeds", with respect to any Asset Sale, means Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received from such Asset Sale, net of any bona fide direct costs (including professional fees and costs) incurred in connection with such Asset Sale, including (i) income taxes reasonably estimated to be actually payable within two years of the date of such Asset Sale as a result of any gain recognized in connection with such Asset Sale and (ii) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale.

          "Net Insurance/Condemnation Proceeds" means any Cash payments or proceeds received by Company or any of its Subsidiaries (i) under any business interruption or casualty insurance policy in respect of a covered loss thereunder or (ii) as a result of the taking of any assets of Company or any of its Subsidiaries by any Person pursuant to the power of eminent domain, expropriation, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, in each case net of any actual and reasonable documented costs incurred by Company or any of its Subsidiaries in connection with the adjustment or settlement of any claims of Company or such Subsidiary in respect thereof.

          "Net Securities Proceeds" means the cash proceeds (net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses) from the (i) issuance of Capital Stock of or incurrence of Indebtedness by Holdings, Company or any of its Subsidiaries and (ii) capital contributions made by a holder of Capital Stock of Holdings or Company.

          "Non-Acceptance Lender" means (i) a Lender which ceases to accept Bankers' Acceptances in the ordinary course of its business or (ii) in respect of Lenders which are not Canadian chartered banks or Schedule III Lenders, a Lender who, by notice in writing to Administrative Agent and Company, elects thereafter to make BA Equivalent Advances in lieu of accepting Bankers' Acceptances.

          "Non-Consenting Lender" has the meaning assigned to that term in subsection 2.8.

          "Notice of Borrowing" means a notice substantially in the form of
Exhibit I annexed hereto.

          "Notice of Conversion/Rollover" means a notice substantially in the form of Exhibit II annexed hereto.

          "Obligations" means all obligations of every nature of each Loan Party from time to time owed to Administrative Agent, Lenders or any of them under the Loan Documents, whether for principal (including BA Equivalent Advances, reimbursement of amounts paid under Bankers' Acceptances, and reimbursement of drawings under Letters of Credit), interest, fees, expenses, indemnification or otherwise.

          "Officer" means the president, chief executive officer, a vice president, chief financial officer, treasurer, general partner (if an individual), managing member (if an individual) or other individual appointed by the Governing Body or the Organizational Documents of a corporation, partnership, trust or limited liability company to serve in a similar capacity as the foregoing.

          "Officer's Certificate", as applied to any Person that is a corporation, partnership or, trust or limited liability company, means a certificate executed on behalf of such Person by one or more Officers of such Person or one or more Officers of a general partner or a managing member if such general partner or managing member is a corporation, partnership, trust or limited liability company.

          "Old System Issuer" means a Lender, other than a Non-Acceptance Lender, who elects not to accept Bankers' Acceptances as depository bills under the DBNA.

          "Operating Lease", as applied to any Person, means any lease (including leases that may be terminated by the lessee at any time) of any property (whether real or personal) that is not a Capital Lease other than any such lease under which that Person is the lessor.

          "Organizational Documents" means the documents (including bylaws, if applicable) pursuant to which a Person that is a corporation, partnership, trust or limited liability company is organized.

          "Parent" means NACG Holdings Inc., a Canadian corporation.

          "Parent Common Stock" means the common stock of Parent.

          "Participant" means a purchaser of a participation in the rights and obligations under this Agreement pursuant to subsection 12.1C.

          "Permitted Encumbrances" means the following types of Liens:

          (i) Liens for taxes, assessments or governmental charges or claims the payment of which is not, at the time, required by subsection 8.3;

          (ii) Liens imposed by law, such as statutory liens and deemed trusts, carriers' liens, builders' liens, warehousemen's liens, mechanics' liens, materialmen's liens and other liens, privileges or other charges of a similar nature in each case incurred in the ordinary course of business (a) for amounts not yet overdue or (b) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of 10 days) are being contested in good faith by appropriate proceedings, so long as
     (1) such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts, and
     (2) in the case of a Lien with respect to any portion of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral on account of such Lien;

          (iii) Liens constituted by the delivery of bonds issued under the Bonding Program, or letters of credit, in any case provided in the ordinary course of business to secure the performance of bids, trade contracts, leases, government contracts, statutory obligations, and other similar obligations (exclusive of obligations for the payment of borrowed money), in any case so long as no other Liens are provided except as permitted under subsection 9.2;

          (iv) Liens provided in connection with workers' compensation, unemployment insurance and other types of social security in the ordinary course of business, so long as no foreclosure, sale or similar proceedings have been commenced with respect thereto;

          (v) Liens constituted by the delivery of an appeal bond posted with a court in connection with litigation to which the Company or a Subsidiary is subject, so long as no other Liens are provided except as permitted under subsection 9.2;

          (vi) any attachment or judgment Lien not constituting an Event of Default under subsection 10.8;

          (vii) Liens reserved in or exercisable under any real property lease for rent or otherwise to effect compliance with the terms of such lease, in respect of which the rent or other obligations (a) are not yet overdue or
     (b) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of 10 days) are being contested in good faith by appropriate proceedings, so long as (1) such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts, and (2) in the case of a Lien with respect to any portion of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral on account of such Lien;

          (viii) Liens in favour of a public utility or any municipality or governmental or other public authority when required by such utility, municipality or authority in connection with the operations of Company or Subsidiary, provided that all such Liens only secure (a) amounts not yet overdue or (b) amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of 10 days) are being contested in good faith by appropriate proceedings, so long as (1) such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts, and (2) in the case of a Lien with respect to any portion of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral on account of such Lien;

          (ix) Liens granted pursuant to the Collateral Documents;

          (x) Liens in favour of the Company or a Subsidiary Guarantor on assets of any Subsidiary of the Company;

          (xi) any interest or title of a lessor under any Capital Lease, provided that such Liens do not extend to any property or assets which are not leased property subject to such Capital Lease; and

          (xii) Liens incidental to current operations which have not at such time been filed pursuant to Applicable Law against the Company's or a Subsidiary Guarantor's assets, or which relate to obligations not due or delinquent.

          "Permitted Holders" means The Sterling Group, L.P., Genstar Capital, L.P., Perry Strategic Capital Inc., Stephens Group, Inc., and their respective Affiliates (in each case, other than portfolio companies thereof).

          "Permitted Joint Venture Investment" means a Joint Venture in which Company or a Subsidiary Guarantor (a) owns at least 30% of the ownership interests, and (b) has the right to receive a percentage of the profits or distributions at least equal to the percentage of its ownership interest.

          "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments (whether federal, state or local, domestic or foreign, and including political subclauses thereof) and agencies or other administrative or regulatory bodies thereof.

          "Pledge Agreement" means the Holdings Pledge Agreement, the Company Pledge Agreement, Subsidiary Pledge Agreement, and any other share pledge agreement in substantially similar form executed and delivered from time to time under this Agreement.

          "Pledged Collateral" means, collectively, the "Pledged Collateral" as defined in the Holdings Pledge Agreement, the Company Pledge Agreement, and the Subsidiary Pledge Agreements.

          "Potential Event of Default" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

          "Prime Rate" means, for any day, the greater of:

          (i) the rate of interest per annum established from time to time by Administrative Agent as the reference rate of interest for the determination of interest rates that Administrative Agent will charge to commercial customers in Canada for Cdn. dollar demand loans in Canada; and

          (ii) the rate of interest per annum equal to the average annual yield rate for one month Cdn. dollar Bankers' Acceptances (expressed for such purpose as a yearly rate per annum ) which rate is shown on the display referred to as the "CDOR Page" (or any display substituted therefor) of Reuters Monitor Money Rates Service at 10:00 a.m.

     (Toronto time) on such day or, if such day is not a Business Day, on the immediately preceding Business Day, plus 1.0% per annum.

          "Prime Rate Loans" means Loans in Canadian Dollars bearing interest at rates determined by reference to the Prime Rate as provided in subsection 2.2A.

          "Proceedings" means any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration.

          "Pro Rata Share" means

          (i) with respect to all payments, computations and other matters relating to the Term Loan Commitment or the Term Loans of any Lender, the percentage obtained by dividing (x) the Term Loan Exposure of that Lender by (y) the aggregate Term Loan Exposure of all Lenders,

          (ii) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender or any Letters of Credit issued or participations therein deemed purchased by any Lender or any assignments of any Swing Line Loans deemed purchased by any Lender, the percentage obtained by dividing (x) the Revolving Loan Exposure of that Lender by (y) the aggregate Revolving Loan Exposure of all Lenders, and

          (iii) for all other purposes with respect to each Lender, the percentage obtained by dividing (x) the sum of the Term Loan Exposure of that Lender plus the Revolving Loan Exposure of that Lender by (y) the sum of the aggregate Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 12.1.

          The initial Pro Rata Share of each Lender for purposes of each of clauses (i), (ii), and (iii) of the preceding sentence is set forth opposite the name of that Lender in Schedule 2.1 annexed hereto.

          "RBC" has the meaning assigned to that term in the recitals to this Agreement.

          "Refunded Swing Line Loans" has the meaning assigned to that term in subsection 2.1A(iii)(d).

          "Register" has the meaning assigned to that term in subsection 2.1D.

          "Regulation D" means Regulation D of the Federal Reserve Board, as in effect from time to time.

          "Reimbursement Date" has the meaning assigned to that term in subsection 4.3B.

          "Related Documents" means, collectively, the Acquisition Agreement, the Advisory Services Agreement, the Articles of Amalgamation, the Holdings Certificate of Designations and the Senior Note Indenture.

          "Release" means any intentional or unintentional release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), including the movement of any Hazardous Materials through the air, soil, surface water or groundwater.

          "Request for Issuance" means a request for the issuance of a Letter of Credit substantially in the form of Exhibit III annexed hereto.

          "Requisite Class Lenders" means, at any time of determination (i) for the Class of Lenders having Revolving Loan Exposure, Lenders having or holding more than 66-2/3% of the aggregate Revolving Loan Exposure of all Lenders, and
(ii) for the Class of Lenders having Term Loan Exposure, Lenders having or holding more than 66-2/3% of the aggregate Term Loan Exposure of all Lenders.

          "Requisite Lenders" means Lenders having or holding more than 50% of the sum of the aggregate Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders.

          "Restricted Junior Payment" means:

          (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Company or its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class,

          (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Company or its Subsidiaries now or hereafter outstanding,

          (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Company or its Subsidiaries now or hereafter outstanding, and

          (iv) any voluntary or optional payment or prepayment of principal of, premium, if any, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment by the Company or its Subsidiaries unless it is with respect to (I) Indebtedness that is included in Consolidated Total Senior Debt, or (II) Indebtedness that is permitted by subclauses 9.1(ii), (iii), (v) and (vii), other than in any case those made to the Company or a Subsidiary Guarantor. For certainty, neither (A) the issuance of any exchange notes containing substantially identical terms (except that such exchange notes will not contain terms with respect to transfer restrictions or the accrual of liquidated damages) to the Senior Notes exchanged for such exchange notes, as contemplated by the Senior Note Indenture, nor (B) the acquisition and/or retirement of such Senior Notes in connection with any such exchange (and not involving any payment in cash), shall constitute a Restricted Junior Payment.

          "Revolving Lender" means a Lender that has a Revolving Loan Exposure.

          "Revolving Loan Commitment" means the commitment of a Revolving Lender to make Revolving Loans to Company pursuant to subsection 2.1A(ii), and in the case of the Swing Line Lender, to make Swing Line Loans pursuant to subsection 2.1A(iii), and in the case of each other Revolving Lender, to purchase assignments of Swing Line Loans pursuant to subsection 2.1A(iii), and "Revolving Loan Commitments" means such commitments of all Revolving Lenders in the aggregate.

          "Revolving Loan Commitment Termination Date" means November 26, 2008.

          "Revolving Loan Exposure", with respect to any Revolving Lender, means, as of any date of determination:

          (i) prior to the termination of the Revolving Loan Commitments, that Lender's Revolving Loan Commitment, and

          (ii) after the termination of the Revolving Loan Commitments, the sum of:

               (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender, including the aggregate face amount of all outstanding Bankers' Acceptances accepted by that Lender, and the aggregate face amount of all outstanding BA Equivalent Advances, in each case made by that Lender under the Revolving Loan Commitment, plus

               (b) in the event that Lender is an Issuing Lender, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (in each case net of any participations purchased by other Lenders in such Letters of Credit or in any unreimbursed drawings thereunder), plus

               (c) the aggregate amount of all participations purchased by that Lender in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit, plus

               (d) in the case of Swing Line Lender, the aggregate outstanding principal amount of all Swing Line Loans (net of any assignments thereof purchased by other Revolving Lenders), plus

               (e) the aggregate amount of all assignments purchased by that Lender in any outstanding Swing Line Loans.

          "Revolving Loans" means the Loans made by Revolving Lenders to Company pursuant to subsection 2.1A(ii), by Swing Line Lender pursuant to subsection 2.1A(iii), and by Revolving Lenders in connection with Refunded Swing Line Loans pursuant to subsection 2.1A(iii).

          "Rollover" means, with respect to Bankers' Acceptances, the issuance of new Bankers' Acceptances or the making of new BA Equivalent Advances (subject to the provisions hereof) in respect of all or any portion of Bankers' Acceptances (or BA Equivalent Advances made in lieu thereof) maturing at the end of the BA Interest Period applicable thereto, all in accordance with Section 2.2C and Section 3, in each case, under the same credit facility under which the maturing Loan was made.

          "Schedule I Lender" means a Lender which is a Canadian chartered bank listed on Schedule I to the Bank Act (Canada).

          "Schedule II Lender" means a Lender which is a Canadian chartered bank listed on Schedule II to the Bank Act (Canada).

          "Schedule II Reference Lenders" means up to two Schedule II Lenders or
Schedule III Lenders which are designated as such by Administrative Agent and Company from time to time (it being agreed that Administrative Agent and Company may at any time terminate the designation of a Lender as a Schedule II Reference Lender and designate another Schedule II Lender or Schedule III Lender as a
Schedule II Reference Lender in its place by delivery to the Lenders of a written notification to such effect executed by Administrative Agent), provided that if a Person ceases to be a Lender hereunder, then such Person shall thereupon cease to be a Schedule II Reference Lender without further action.

          "Schedule III Lender" means a Lender which is an authorized foreign bank listed on Schedule III to the Bank Act (Canada).

          "Secured Swap Obligations" means all indebtedness, obligations and liabilities of Company or any Subsidiary Guarantor under any Hedge Agreements entered into by Company or any Subsidiary Guarantor with any Lender or its Affiliate at any time on or after the Closing Date (regardless of whether such Lender ceases to be a Lender after such Lender Hedge Agreements are entered into), but excluding, for certainty, any Lender Hedge Agreements entered into by Company or any Subsidiary Guarantor with any Lender after such Lender's Commitments have been fully cancelled in accordance with the terms hereof or after such Lender has assigned all of its rights to the credit facilities established hereby in accordance with subsection 12.1B.

          "Securities" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated, certificated or uncertificated, or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

          "Securities Act" means the United States Securities Act of 1933, as amended from time to time, and any successor statute.

          "Sellers" means Norama, Ltd. an Alberta corporation, and NAEL.

          "Senior Note Indenture" means the indenture dated November 26, 2003 pursuant to which the Senior Notes are issued, as such indenture may be amended from time to time to the extent permitted under subsection 9.12.

          "Senior Notes" means the U.S.$200,000,000 in aggregate principal amount of Senior Notes due 2011 of Company issued pursuant to the Senior Note Indenture, and any exchange notes containing substantially identical terms issued as contemplated in the Senior Note Indenture (except that such exchange notes will not contain terms with respect to transfer restrictions or the accrual of liquidated damages).

          "Solvent", with respect to any Person, means that as of the date of determination both:

          (i) (a) the then fair saleable value of the property of such Person is
     (1) greater than the total amount of liabilities (including contingent liabilities) of such Person and (2) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and due considering all financing alternatives and potential asset sales reasonably available to such Person,
     (b) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction, and (c) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and

          (ii) such Person is "solvent" within the meaning given that term and similar terms under Applicable Laws (if any) relating to fraudulent transfers and conveyances.

For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Sterling" means The Sterling Group, L.P., a Texas limited partnership.

          "Subject Lender" has the meaning assigned to that term in subsection 2.8.

          "Subsidiary", with respect to any Person, means any corporation, partnership, trust, limited liability company, association, Joint Venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled

(without regard to the occurrence of any contingency) to vote in the election of the members of the Governing Body is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof. Unless the context indicates otherwise, "Subsidiary" means a Subsidiary of Company.

          "Subsidiary Guarantee" means the Subsidiary Guarantee executed and delivered by Subsidiaries of Company on the Closing Date and to be joined by additional Subsidiaries of Company from time to time thereafter in accordance with subsection 8.9, substantially in the form of Exhibit XI annexed hereto, as such Subsidiary Guarantee may hereafter be amended, supplemented or otherwise modified from time to time.

          "Subsidiary Guarantor" means Acquisition Co., NACG (and upon the Amalgamation, Amalco), Finance Co., North American Construction Ltd., North American Caisson Ltd., North American Engineering Inc., North American Enterprises Ltd., North American Industries Inc., North American Maintenance Ltd., North American Mining Inc., North American Pipeline Inc., North American Road Inc., North American Services Inc., North American Site Services Inc., Griffiths Pile Driving Inc., North American Site Development Ltd., and any other Subsidiary of Company that executes and delivers a counterpart of, or joinder agreement in respect of, the Subsidiary Guarantee on the Closing Date or from time to time thereafter pursuant to subsection 8.9.

          "Subsidiary Pledge Agreements" means the Securities Pledge Agreements executed and delivered by any Subsidiary Guarantor on or after the Closing Date, substantially in the form of Exhibit XVI annexed hereto, as such Subsidiary Pledge Agreements may thereafter be amended, supplemented or otherwise modified from time to time in accordance herewith.

          "Supplemental Collateral Agent" has the meaning assigned to that term in subsection 11.1B.

          "Swap Lender" means any Lender or its Affiliate that enters into a Lender Hedge Agreement at any time on or after the Closing Date (regardless of whether such Swap Lender ceases to be a Lender after such Lender Hedge Agreement is entered into), but excluding, for certainty, any Lender Hedge Agreement entered into by a Lender or its Affiliate after its Commitments have been fully cancelled in accordance with the terms hereof or after it has assigned all of its rights under the credit facilities established hereby in accordance with subsection 12.1B.

          "Swing Line Account" has the meaning assigned to that term in subclause 2.1A(iii)(b).

          "Swing Line Lender" means RBC, or any Person serving as a successor Administrative Agent hereunder, in its capacity as Swing Line Lender hereunder.

          "Swing Line Loan Subcommitment" means the commitment of Swing Line Lender to make Swing Line Loans to Company pursuant to subsection 2.1A(iii).

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

          "Swing Line Loans" means the Prime Rate Loans made by Swing Line Lender to Company pursuant to subsection 2.1A(iii).

          "Synthetic Lease Obligation" means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or
(b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness for borrowed money or Capital Leases of such Person (without regard to accounting treatment).

          "Taxes" means all taxes, levies, imposts, stamp taxes, duties, fees, deductions, withholdings, charges, compulsory loans or restrictions or conditions resulting in a charge which are imposed, levied, collected, withheld or assessed by any country or political subdivision or taxing authority thereof now or at any time in the future, together with interest thereon and penalties, charges or other amounts with respect thereto, if any, and "Tax" and "Taxation" shall be construed accordingly.

          "Term Loan Commitment" means the commitment of a Lender to make a Term Loan to Company pursuant to subsection 2.1A(i), and "Term Loan Commitments" means such commitments of all Lenders in the aggregate.

          "Term Loan Exposure", with respect to any Lender, means, as of any date of determination:

          (i) prior to the funding of the Term Loans, that Lender's Term Loan Commitment, and

          (ii) after the funding of the Term Loans, the aggregate outstanding principal amount of the Term Loans of that Lender, including the aggregate face amount of all outstanding Bankers' Acceptances accepted by that Lender, and the aggregate face amount of all outstanding BA Equivalent Advances, in each case made by that Lender under the Term Loan Commitment.

          "Term Loans" means the Loans made by Lenders to Company pursuant to subsection 2.1A(i), whether by way of Prime Rate Loans or Bankers' Acceptances.

          "Total Utilization of Revolving Loan Commitments" means, as at any date of determination, the aggregate principal amount of all outstanding Revolving Loans including, for certainty, the face amount of all outstanding Bankers' Acceptances and BA Discount Notes made under the Revolving Loan Commitment, and the Letter of Credit Usage.

          "Transaction Costs" means the fees, costs and expenses payable by Holdings, Company or Acquisition Co. on or before the Closing Date in connection with the transactions contemplated by the Loan Documents and the Related Documents.

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

          "U.S. Dollars" and the sign "U.S.$" mean the lawful money of the United States of America.

     1.2 Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement.

     A. GAAP. Wherever in this Agreement reference is made to "generally accepted accounting principles" or "GAAP", such reference shall be deemed to be to the recommendations at the relevant time of the Canadian Institute of Chartered Accountants, or any successor institute, applicable on a consolidated basis (unless otherwise specifically provided or contemplated herein to be applicable on an unconsolidated basis) as at the date on which such calculation is made or required to be made in accordance with such principles. Where the character or amount of any asset or liability or item of revenue or expense or amount of equity is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Agreement or any other Loan Document, such determination or calculation shall, to the extent applicable and except as otherwise specified herein or as otherwise agreed in writing by the parties, be made in accordance with generally accepted accounting principles applied on a consistent basis.

     B. Consequential. Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Company to Administrative Agent pursuant to clauses 8.1(ii), 8.1(iii) and 8.1(ix) shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in subsection 8.1(v)). Calculations in connection with the definitions, covenants and other provisions of this Agreement shall utilize GAAP as in effect on the date of determination, applied in a manner consistent with that used in preparing the financial statements referred to in subsection 7.3. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and Company, Administrative Agent or Requisite Lenders shall so request, Administrative Agent, Lenders and Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of Requisite Lenders), provided that, until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and Company shall provide to Administrative Agent reconciliation statements provided for in subsection 8.1(v).

     1.3  Other Definitional Provisions and Rules of Construction.

     A. Plural. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

     B. Section References. References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     C. Including. The use in any of the Loan Documents of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

Section 2. AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

     2.1  Commitments; Making of Loans; the Register.

     A. Commitments. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein and in the other Loan Documents set forth, (A) each Lender having a Term Loan Commitment hereby severally agrees to make the Loans as described in subsections 2.1A(i),
(B) each Lender having a Revolving Loan Commitment hereby severally agrees to make the Loans as described in subsection 2.1A(ii), (C) Swing Line Lender hereby agrees to make the Swing Line Loans as described in subsection 2.1A(iii), and
(D) each Lender having a Revolving Loan Commitment hereby severally agrees to make the Refunded Swing Line Loans as described in subsection 2.1A(iii)(d).

          (i) Term Loans. Each Lender that has a Term Loan Commitment severally agrees to lend to Company on the Closing Date an amount not exceeding its Pro Rata Share of the aggregate amount of the Term Loan Commitments to be used for the purposes identified in subsection 2.5A and to be available by way of Prime Rate Loans and Bankers' Acceptances. The amount of each Lender's Term Loan Commitment is set forth opposite its name on Schedule
     2.1 annexed hereto and the aggregate amount of the Term Loan Commitments is Cdn.$50,000,000, provided that the Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Term Loan Commitments pursuant to subsection 12.1B. Each Lender's Term Loan Commitment shall expire immediately and without further action on December 29, 2003 if Term Loans are not made on or before that date. Company may make only one borrowing under the Term Loan Commitments. Amounts borrowed under this subsection 2.1A(i) and subsequently repaid or prepaid may not be reborrowed.

          (ii) Revolving Loans. Each Revolving Lender severally agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time, to lend to Company from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Revolving Loan Commitments to be used for the purposes identified in subsection 2.5B and to be available by way of Prime Rate Loans and Bankers' Acceptances. The original amount of each Revolving Lender's Revolving Loan

     Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate original amount of the Revolving Loan Commitments is Cdn.$70,000,000, provided that the Revolving Loan Commitments of Revolving Lenders shall be adjusted to give effect to any assignments of the Revolving Loan Commitments pursuant to subsection 12.1B, and shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsection 2.4. Each Revolving Lender's Revolving Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Loan Commitments, shall be paid in full no later than that date, provided that each Revolving Lender's Revolving Loan Commitment shall expire immediately and without further action on December 29, 2003 if the Term Loans are not made on or before that date. Amounts borrowed under this subsection 2.1A(ii) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

               Anything contained in this Agreement to the contrary notwithstanding, the Revolving Loans and the Revolving Loan Commitments shall be subject to the limitation that in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect.

          (iii) Swing Line Loans.

               (a) General Provisions. Swing Line Lender hereby agrees, subject to the limitations set forth below with respect to the maximum amount of Swing Line Loans permitted to be outstanding from time to time, to make a portion of the Revolving Loan Commitments available to Company from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date by making Swing Line Loans to Company in an aggregate amount not exceeding the amount of the Swing Line Loan Subcommitment to be used for the purposes identified in subsection 2.5B, notwithstanding the fact that such Swing Line Loans, when aggregated with Swing Line Lender's outstanding Revolving Loans and Swing Line Lender's Pro Rata Share of the Letter of Credit Usage then in effect, may exceed Swing Line Lender's Revolving Loan Commitment. The original amount of the Swing Line Loan Subcommitment is Cdn.$5,000,000, provided that any reduction of the Revolving Loan Commitments made pursuant to subsection 2.4 that reduces the aggregate Revolving Loan Commitments to an amount less than the then current amount of the Swing Line Loan Subcommitment shall result in an automatic corresponding reduction of the Swing Line Loan Subcommitment to the amount of the aggregate Revolving Loan Commitments, as so reduced, without any further action on the part of Company, Administrative Agent or Swing Line Lender. The Swing Line Loan Subcommitment shall expire on the Revolving Loan Commitment Termination Date and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans shall be paid in full no later than that date, provided that the Swing Line Loan Subcommitment shall expire immediately and without further action on December 29, 2003 if the

          Term Loans are not made on or before that date. Amounts borrowed under this subsection 2.1A(iii) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

          Anything contained in this Agreement to the contrary notwithstanding, the Swing Line Loans and the Swing Line Loan Subcommitment shall be subject to the limitation that in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect.

               (b) Swing Line Account. Swing Line Lender will establish at its Funding Branch of Account a Cdn. Dollar account of Company, referred to herein as a "Swing Line Account". The Swing Line Account shall record the day to day banking business of Company conducted through the Swing Line Lender. If, at the end of any Business Day, the balance in the Swing Line Account:

                    (1) is a credit in excess of Cdn.$100,000, Swing Line Lender may apply the amount of the credit or any part thereof rounded down to the nearest Cdn.$50,000, as applicable, as a repayment of any Prime Rate Loans owing to the Swing Line Lender under the Swing Line; or

                    (2) is a debit, the Swing Line Lender shall make available a
               Swing Line Loan (to the extent that such Advance would not, when added to the outstanding Swing Line Loans, exceed the Swing Line Loan Commitment), in an amount rounded up to the nearest Cdn. $50,000, as the case may be, to place Company in a minimum net credit position of zero.

               (c) Swing Line Loans by Request. In addition to the automatic advance of Swing Line Loans pursuant to clause 2.1A(iii)(b)(2) above, Swing Line Lender also agrees to make Swing Line Loans available pursuant to a Notice of Borrowing delivered as provided herein.

               (d) Swing Line Loan Prepayment with Proceeds of Other Revolving Loans. With respect to any Swing Line Loans that have not been voluntarily prepaid by Company pursuant to subsection 2.4B(i), Swing Line Lender may, on the first Business Day of each week, and at any other time in its sole and absolute discretion, deliver a notice to the Lenders holding the Revolving Loan Commitments requiring Revolving Lenders to make Revolving Loans that are Prime Rate Loans on such Funding Date in an amount equal to the amount of such Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date such notice is given. Company hereby authorizes the giving of any such notice and the making of any such Revolving Loans. Anything contained in this Agreement to the contrary notwithstanding, (1) the proceeds of such Revolving Loans made by Revolving Lenders other than Swing Line Lender shall be immediately delivered by Administrative Agent to Swing Line Lender (and not to

          Company) and applied to repay a corresponding portion of the Refunded Swing Line Loans by depositing such proceeds in the Swing Line Account, and (2) on the day such Revolving Loans are made, Swing Line Lender's Pro Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by Swing Line Lender, and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans of Swing Line Lender but shall instead constitute part of Swing Line Lender's outstanding Revolving Loans. If any portion of any such amount paid (or deemed to be paid) to Swing Line Lender should be recovered by or on behalf of Company from Swing Line Lender in any bankruptcy proceeding, in any assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by subsection 12.5.

               (e) Swing Line Loan Assignments. If for any reason (1) Revolving Loans are not made upon the request of Swing Line Lender as provided in the immediately preceding paragraph in an amount sufficient to repay any amounts owed to Swing Line Lender in respect of any outstanding Swing Line Loans or (2) the Revolving Loan Commitments are terminated at a time when any Swing Line Loans are outstanding, each Revolving Lender shall be deemed to, and hereby agrees to, have purchased an assignment of such outstanding Swing Line Loans in an amount equal to its Pro Rata Share (calculated, in the case of the foregoing clause (2), immediately prior to such termination of the Revolving Loan Commitments) of the unpaid amount of such Swing Line Loans together with accrued interest thereon. Upon one Business Day's notice from Swing Line Lender, each Revolving Lender shall deliver to Swing Line Lender an amount equal to its respective assignment in same day funds at the Funding and Payment Office. In order to further evidence such assignment (and without prejudice to the effectiveness of the assignment provisions set forth above), each Revolving Lender agrees to enter into an Assignment Agreement at the request of Swing Line Lender in form and substance reasonably satisfactory to Swing Line Lender. In the event any Revolving Lender fails to make available to Swing Line Lender the amount of such Revolving Lender's assignment as provided in this paragraph, Swing Line Lender shall be entitled to recover such amount on demand from such Revolving Lender together with interest thereon at the rate customarily used by Swing Line Lender for the correction of errors among banks for three Business Days and thereafter at the Prime Rate. In the event Swing Line Lender receives a payment of any amount in which other Revolving Lenders have purchased assignments as provided in this paragraph, Swing Line Lender shall promptly distribute to each such other Revolving Lender its Pro Rata Share of such payment.

               (f) Revolving Lenders' Obligations. Anything contained herein to the contrary notwithstanding, each Revolving Lender's obligation to make Revolving Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to subsection 2.1A(iii)(d) and each Revolving Lender's obligation to purchase an assignment of any unpaid Swing Line Loans pursuant to the immediately preceding paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including (1) any set-off, counterclaim, recoupment, defense or other right which such Revolving Lender may have against Swing Line Lender, Company or any other Person for any reason whatsoever; (2) the occurrence or continuance of an Event of Default or a Potential Event of Default;
          (3) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries; (4) any breach of this Agreement or any other Loan Document by any party thereto; or (5) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

               (g) Indemnification. Each Revolving Lender agrees to indemnify Swing Line Lender (to the extent not reimbursed by Company), rateably according to its Pro Rata Share from and against any and all losses and claims of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Swing Line Lender in any way relating to or arising out of any Swing Line Loans, provided that no Lender shall be liable for any portion of such losses or claims resulting from the Swing Line Lender's gross negligence or willful misconduct.

     B. Borrowing Mechanics. Term Loans or Revolving Loans made on any Funding Date by way of Prime Rate Loans (other than Swing Line Loans) or Bankers' Acceptances (other than Revolving Loans made pursuant to a request by Swing Line Lender pursuant to subsection 2.1A(iii)(d), or Revolving Loans made pursuant to subsection 4.3C) shall be in an aggregate minimum amount of Cdn.$1,000,000 and multiples of Cdn.$100,000 in excess of that amount.

          Swing Line Loans made on any Funding Date pursuant to a Notice of Borrowing shall be in an aggregate minimum amount of Cdn.$1,000,000 and multiples of Cdn.$100,000 in excess of that amount. Swing Line Loans made pursuant to subclause 2.1A(iii)(b) do not require a notice of Borrowing, and are not subject to minimum amounts except as set out in that subclause.

          Prime Rate Loans made by Revolving Lenders weekly (or at the request of Swing Line Lender) pursuant to subclause 2.1A(iii)(d) shall be in minimum amounts of Cdn.$500,000 and multiples of Cdn.$100,000 in excess thereof.

          Whenever Company desires that Lenders make Term Loans or Revolving Loans by way of Prime Rate Loans (other than Swing Line Loans), it shall deliver to Administrative Agent a duly executed Notice of Borrowing no later than 11:00 a.m. (Toronto time) at least one Business Day in advance of the proposed Funding Date.

          Whenever Company desires that Lenders make Term Loans or Revolving Loans by way of Bankers' Acceptances, it shall deliver to Administrative Agent a duly executed Notice of Borrowing no later than 11:00 a.m. (Toronto time) at least three Business Days in advance of the proposed Funding Date.

          Whenever Company desires that Swing Line Lender make a Swing Line Loan pursuant to clause 2.1A(iii)(c), it shall deliver to Swing Line Lender, with a copy to Administrative Agent, a duly executed Notice of Borrowing no later than 11:00 a.m. (Toronto time) on the proposed Funding Date (which for greater certainty may be delivered by facsimile transmission).

          In lieu of delivering a Notice of Borrowing, Company may give Administrative Agent telephonic notice by the required time of any proposed borrowing under this subsection 2.1B, provided that such notice shall be promptly confirmed in writing by delivery of a duly executed Notice of Borrowing to Administrative Agent on or before the applicable Funding Date (which for greater certainty may be delivered by facsimile transmission).

          Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by an Officer or other person authorized to borrow on behalf of Company or for otherwise acting in good faith under this subsection 2.1B or under subsection 2.2C, and upon funding of Loans by Lenders, and upon Conversion or Rollover of the applicable basis for determining the interest rate with respect to any Loans pursuant to subsection 2.2C, in each case in accordance with this Agreement, pursuant to any such telephonic notice Company shall have effected Loans or a Conversion or Rollover, as the case may be, hereunder.

          Company shall notify Administrative Agent prior to the funding of any Loans requested by Company in the event that any of the matters to which Company is required to certify in the applicable Notice of Borrowing is no longer true and correct as of the applicable Funding Date. The acceptance by Company of the proceeds of any Loans (including Swing Line Loans) shall constitute a re-certification by Company, as of the applicable Funding Date, as to the matters to which Company is required to certify in any Notice of Borrowing.

          Except as set out in subsection 2.6C, a Notice of Borrowing for, or a Notice of Conversion/Rollover for Conversion to, or Rollover of, Bankers' Acceptances (or telephonic notice in lieu thereof) shall be irrevocable, and Company shall be bound to make a borrowing or to effect a Conversion or Rollover in accordance therewith.

          Notwithstanding the foregoing provisions of this subsection 2.1B, no Bankers' Acceptances may be made and no Prime Rate Loan may be converted into Bankers' Acceptances until the earlier of the 30th day after the Closing Date and the date specified by Administrative Agent to Company on which the primary syndication of the Loans has been completed.

     C. Disbursement of Funds. All Term Loans and Revolving Loans (other than Swing Line Loans made by Swing Line Lender) shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that neither Administrative Agent nor any Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the particular type of Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a Loan requested hereunder.

          Promptly after receipt by Administrative Agent of a Notice of Borrowing by way of Prime Rate Loans (other than Swing Line Loans) pursuant to subsection 2.1B, or telephonic notice in lieu thereof, Administrative Agent shall notify each Lender for that type of Loan of the proposed borrowing. Each such Lender shall make the amount of its Loan available to Administrative Agent not later than 12:00 noon (Toronto time) on the applicable Funding Date in same day funds at the Funding and Payment Office. Except as provided in subsection 2.1A(iii) with respect to Revolving Loans used to repay Refunded Swing Line Loans, or subsection 4.3B with respect to Revolving Loans used to reimburse any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it, upon satisfaction or waiver of the conditions precedent specified in subsections 6.1 (in the case of Loans made on the Closing Date) and 6.2 (in the case of all Loans), Administrative Agent shall make the proceeds of such Loans available to Company on the applicable Funding Date by causing an amount of same day funds equal to the proceeds of all such Loans received by Administrative Agent from Lenders to be credited to an account of Company maintained by Company with Administrative Agent at the Funding and Payment Office by 12:00 noon on the Funding Date, or as otherwise instructed by Company in writing and acceptable to Administrative Agent.

          After receipt by Swing Line Lender of a Notice of Borrowing by way of Swing Line Loans pursuant to subsection 2.1A(iii)(c), or telephonic notice in lieu thereof, Swing Line Lender shall make the amount of its Swing Line Loan available to Company not later than 12:00 noon (Toronto time) on the applicable Funding Date, in each case in same day funds to be credited to an account of Company maintained by Company with Swing Line Lender at the Funding and Payment Office of Swing Line Lender.

          Unless Administrative Agent shall have been notified by any Lender prior to a Funding Date for any Loans that such Lender does not intend to make available to Administrative Agent the amount of such Lender's Prime Rate Loan requested on such Funding Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Funding Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Company a corresponding amount on such Funding Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Prime Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Company and Company shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the rate payable under this Agreement for Prime Rate Loans. Nothing in this subsection 2.1C shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Company may have against any Lender as a result of any default by such Lender hereunder.

     D. The Register. Administrative Agent shall maintain at its address referred to in subsection 12.8 a register for the recordation of, and shall record, the names and addresses of Lenders and the Term Loan Commitment, Revolving Loan Commitment, Swing Line Loan Subcommitment, Term Loans, Revolving Loans and Swing Line Loans of each Lender from time to time (the "Register"). Company, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof; all amounts owed with respect to any Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof; and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans. Each Lender shall record on its internal records the amount of its Loans and Commitments and each payment in respect hereof, and any such recordation shall be prima facie evidence of the contents thereof, absent manifest error, subject to the entries in the Register, which shall, absent manifest error, govern in the event of any inconsistency with any Lender's records. Failure to make any recordation in the Register or in any Lender's records, or any error in such recordation, shall not affect any Loans or Commitments or any Obligations in respect of any Loans.

     2.2 Interest on the Loans.

     A. Rate of Interest. Subject to the provisions of subsection 2.6, each Prime Rate Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Prime Rate.

          Subject to the provisions of subsection 2.6, each Swing Line Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Prime Rate.

          The applicable basis for determining the rate of interest with respect to any Term Loan or any Revolving Loan shall be selected by Company initially at the time a Notice of Borrowing is given with respect to such Loan pursuant to subsection 2.1B (subject to the last sentence of subsection 2.1B), and the basis for determining the interest rate with respect to any Term Loan or any Revolving Loan may be changed from time to time pursuant to subsection 2.2C (subject to the last sentence of subsection 2.1B). If on any day a Term Loan or Revolving Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Prime Rate.

          (i) Subject to the provisions of subsections 2.2D, 2.2I and 2.6, the Term Loans and the Revolving Loans shall bear interest or accrue fees through maturity as follows:

               (a) if a Prime Rate Loan (other than a Swing Line Loan), then interest at the sum of the Prime Rate plus 2.0% per annum;

               (b) if a Swing Line Loan, then interest at the sum of the Prime Rate plus 1.5% per annum, for the sole account of Swing Line Lender; and

               (c) if a Bankers' Acceptance, then interest and fees as provided in Section 3.

     B. Interest Payments. Subject to the provisions of subsection 2.2D, interest on each Prime Rate Loan (including Swing Line Loans) shall be payable monthly in arrears on each Interest Payment Date in respect of the immediately preceding calendar month based on the actual number of days in such month, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid), and at maturity (including final maturity), provided that in the event any Revolving Loans that are Prime Rate Loans are prepaid pursuant to subsection 2.4B(i), interest accrued on such Loans through the date of such prepayment shall be payable on the next succeeding Interest Payment Date applicable to Prime Rate Loans (or, if earlier, at final maturity).

     C. Conversion or Rollover. Subject to the provisions of Section 3, Company shall have the option:

          (i) to convert at any time all or any part of its outstanding Term Loans or Revolving Loans (other than Swing Line Loans) equal to Cdn.$1,000,000 and multiples of Cdn.$100,000 in excess of that amount from Prime Rate Loans to an issue of Bankers' Acceptances, or from Bankers' Acceptances to Prime Rate Loans;

          (ii) upon the expiration of a BA Interest Period applicable to Bankers' Acceptances, to rollover all or any portion of such Loan equal to Cdn.$1,000,000 and multiples of Cdn.$100,000 in excess of that amount as a new issue of Bankers' Acceptances;

provided that an issue of Bankers' Acceptances may only be converted into a Prime Rate Loan on the expiration date of the BA Interest Period applicable thereto.

          Company shall deliver a duly executed Notice of Conversion/Rollover to Administrative Agent no later than 11:00 a.m. (Toronto time) at least one Business Day in advance of the proposed Conversion date (in the case of a Conversion to a Prime Rate Loan) and at least three Business Days in advance of the proposed Conversion/Rollover date (in the case of a Conversion to, or a Rollover of, Bankers' Acceptances). In lieu of delivering a Notice of Conversion/Rollover, Company may give Administrative Agent telephonic notice by the required time of any proposed Conversion/Rollover under this subsection 2.2C, provided that such notice shall be promptly confirmed in writing by delivery of a duly executed Notice of Conversion/Rollover to Administrative Agent on or before the proposed Conversion/Rollover date (which for greater certainty may be delivered by facsimile transmission). Administrative Agent shall notify each Lender of any Loan subject to a Notice of Conversion/Rollover. A Conversion or Rollover shall not be subject to the conditions to making a Loan set out in subsection 6.2.

     D. Default Rate. Upon the occurrence and during the continuance of any Event of Default, the outstanding principal amount of all Loans and, to the extent permitted by Applicable Law, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under any Bankruptcy Laws) payable upon demand at a rate that is 2% per annum in excess of the interest rate otherwise payable under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Prime Rate Loans), provided that (i) in the case of Bankers' Acceptances, upon the expiration of the BA Interest Period in effect at the time any such increase in interest rate is effective such Bankers' Acceptances shall thereupon become Prime Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Prime Rate Loans, and
(ii) subclause 4.3D(i) shall apply in respect of fees payable in respect of Letters of Credit, and not this subclause 2.2D. Payment or acceptance of the increased rates of interest provided for in this subsection 2.2D is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.

     E. Computation of Interest. Interest on the Loans shall be computed on the basis of a 365-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or, with respect to a Prime Rate Loan being converted from Bankers' Acceptances, the date of Conversion to such Prime Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or, with respect to a Prime Rate Loan being converted to Bankers' Acceptances, the date of Conversion of such Prime Rate Loan, as the case may be, shall be excluded, provided that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

     F. Prima Facie Evidence. Each determination by Administrative Agent (or by the Issuing Lender as applicable) of the amount of interest, fees or other amounts due from Company hereunder shall be prima facie evidence of the accuracy of such determination.

     G. Accrual. All interest, fees and other amounts payable by Company hereunder shall accrue daily, be computed as described herein, and be payable both before and after demand, maturity, default and judgment.

     H. No Merger. To the extent permitted by Applicable Law, the covenant of Company to pay interest at the rates provided herein shall not merge in any judgment relating to any obligation of Company to the Lenders or Administrative Agent and any provision of the

Interest Act (Canada) or Judgment Interest Act (Alberta) which restricts any rate of interest set forth herein shall be inapplicable to this Agreement and to the extent permitted by Applicable Law is hereby waived by Company.

     I. Maximum Rate. No interest or fee to be paid hereunder or under the other Loan Documents shall be paid at a rate exceeding the maximum rate permitted by Applicable Law. In the event that such interest or fee exceeds such maximum rate, such interest or fees shall be credited to Company for application to any other Obligations then due and owing (or if no other Obligations are then due and owing, refunded to Company), so as to be payable at the highest rate recoverable under Applicable Law. For the purposes of the application of the Criminal Code (Canada), the effective annual rate of interest shall be determined in accordance with generally accepted actuarial practices and principles and in the event of any dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by Administrative Agent shall be conclusive for the purpose of such determination.

     J. Interest Act Rate Conversion. Whenever a rate of interest hereunder is calculated on the basis of a year (the "deemed year") which contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest shall be expressed as a yearly rate for purposes of the Interest Act (Canada) by multiplying such rate of interest by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year.

     K. No Deemed Reinvestment. The principle of deemed reinvestment of interest shall not apply to any interest calculation under this Agreement; all interest payments to be made hereunder shall be paid without allowance or deduction for deemed reinvestment, before and after maturity, default and judgment. The rates of interest specified in this Agreement are intended to be nominal rates and not effective rates. Interest calculated hereunder shall be calculated using the nominal rate method and not the effective rate method of calculation.

     2.3 Fees.

     A. Commitment Fees. Company agrees to pay to Administrative Agent, for distribution to each Revolving Lender in proportion to that Lender's Pro Rata Share, commitment fees for the period from and including the Closing Date to and excluding the Revolving Loan Commitment Termination Date equal to the average of the daily excess of the Revolving Loan Commitments over the sum of (i) the aggregate principal amount of outstanding Revolving Loans including for certainty, the face amount of all Bankers' Acceptances and BA Discount Notes outstanding under the Revolving Loan Commitment (but excluding any outstanding Swing Line Loans) plus (ii) the Letter of Credit Usage, multiplied by .50% per annum, such commitment fees to be calculated on the basis of a 365-day year and the actual number of days elapsed and to be calculated quarterly in arrears for the three month periods ending on March 31, June 30, September 30 and December 31 of each year, and payable on the first Business Day of the month immediately following each such quarter, commencing on the first such Business Day to occur after the Closing Date, and on the Revolving Loan Commitment Termination Date.

     B. Other Fees. Company agrees to pay to Administrative Agent such fees in the amounts and at the times separately agreed upon between Company and Administrative Agent.

     2.4 Repayments; Voluntary and Mandatory Prepayments; Application of
Proceeds.

     A. Scheduled Payments of Term Loans. Company shall make principal payments on the Term Loans in installments on the dates and in the amounts set forth below:

-------------------------------------------------
Date                Scheduled Repayment (Cdn.$)
-------------------------------------------------
February 29, 2004   $1,500,000
-------------------------------------------------
May 31, 2004        $1,500,000
-------------------------------------------------
August 31, 2004     $1,500,000
-------------------------------------------------
November 30, 2004   $1,500,000
-------------------------------------------------
February 28, 2005   $2,750,000
-------------------------------------------------
May 31, 2005        $2,750,000
-------------------------------------------------
August 31, 2005     $2,750,000
-------------------------------------------------
November 30, 2005   $2,750,000
-------------------------------------------------
February 28, 2006   $2,750,000
-------------------------------------------------
May 31, 2006        $2,750,000
-------------------------------------------------
August 31, 2006     $2,750,000
-------------------------------------------------
November 30, 2006   $2,750,000
-------------------------------------------------
February 28, 2007   $2,750,000
-------------------------------------------------
May 31, 2007        $2,750,000
-------------------------------------------------
August 31, 2007     $2,750,000
-------------------------------------------------
November 30, 2007   $2,750,000
-------------------------------------------------
February 29, 2008   $2,750,000
-------------------------------------------------
May 31, 2008        $2,750,000
-------------------------------------------------
August 31, 2008     $2,750,000
-------------------------------------------------
November 26, 2008   $2,750,000
-------------------------------------------------

provided that the scheduled installments of principal of the Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Term Loans in accordance with subsection 2.4B(iv), and provided further that the Term Loans and all other amounts owed hereunder with respect to the Term Loans shall be paid in full no later than November 26, 2008, and the final installment payable by Company in respect of the Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Term Loans.

     B. Repayments and Prepayments; Reductions in Revolving Loan Commitments.

          (i) Voluntary Repayments and Prepayments. Company may, upon written or telephonic notice to Administrative Agent on or prior to 12:00 noon (Toronto time)on the date of repayment, which notice, if telephonic, shall be promptly confirmed in writing (which for greater certainty may be delivered by facsimile transmission), at any time and from time to time, repay without premium or penalty any Swing Line Loan on any Business Day in whole or in part in an aggregate minimum amount of Cdn.$1,000,000 and multiples of Cdn.$100,000 in excess of that amount.

               Company may, upon not less than one Business Day's prior written or telephonic notice to Administrative Agent by 12:00 noon (Toronto time) on the date required and, if given by telephone, promptly confirmed in writing to Administrative Agent, who will promptly notify each Lender whose Loans are to be prepaid of such prepayment, at any time and from time to time prepay without premium or penalty any Term Loans or Revolving Loans that are Prime Rate Loans (other than Swing Line Loans) on any Business Day in whole or in part in an aggregate minimum amount of Cdn.$1,000,000 and multiples of Cdn.$100,000 in excess of that amount.

               Company may, upon not less than three Business Days' prior written or telephonic notice to Administrative Agent by 12:00 noon (Toronto time) on the date required and, if given by telephone, promptly confirmed in writing to Administrative Agent, who will promptly notify each Lender whose Loans are to be prepaid of such prepayment, at any time and from time to time prepay, without premium or penalty, any Term Loans or Revolving Loans that are Bankers' Acceptances on any Business Day in whole or in part in an aggregate minimum amount of Cdn.$1,000,000 and multiples of Cdn.$100,000 in excess of that amount, provided that Bankers' Acceptances may only be prepaid on the expiration of the BA Interest Period.

               Notice of repayment or prepayment having been given as aforesaid, the principal amount of the Loans specified in such notice shall become due and payable on the date specified for payment therein. Any such voluntary payment shall be applied as specified in subsection 2.4B(iv).

               (ii) Voluntary Reduction of Revolving Loan Commitments. Company may, upon not less than three Business Days' prior written or telephonic notice confirmed in writing to Administrative Agent (which for greater certainty may be delivered by facsimile transmission), or upon such lesser number of days' prior written or telephonic notice, as determined by Administrative Agent in its sole discretion, at any time and from time to time, terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Loan Commitments in an amount up to the amount by which the Revolving Loan Commitments exceed the Total Utilization of Revolving Loan Commitments at the time of such proposed termination or reduction, provided that any such partial reduction of the Revolving Loan Commitments shall be in an aggregate minimum amount of Cdn.$1,000,000 and multiples of Cdn.$100,000 in excess of that amount. Company's notice to Administrative Agent (who will promptly notify each Revolving Lender of such notice) shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Loan Commitments shall be effective on the date specified in Company's notice and shall reduce the Revolving Loan Commitment of each Revolving Lender proportionately to its Pro Rata Share.

          (iii) Mandatory Prepayments; Mandatory Reductions of Revolving Loan Commitments. The Loans shall be prepaid, and/or the Revolving Loan Commitments shall be permanently reduced, in the amounts and under the circumstances set forth below, all such prepayments and/or reductions to be applied as set forth below or as more specifically provided in subsection 2.4B(iv) and subsection 2.4G:

               (a) Prepayments and Reductions From Net Asset Sale Proceeds. Promptly, but not later than 5 Business Days after the date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds in respect of any Asset Sale, Company shall either:

                    (1) prepay the Loans and collateralize Bankers' Acceptances, and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to such Net Asset Sale Proceeds, or

                    (2) so long as no Potential Event of Default or Event of
               Default shall have occurred and be continuing, deliver to Administrative Agent an Officer's Certificate setting forth (x) that portion of such Net Asset Sale Proceeds that Company or such Subsidiary intends to reinvest in equipment or other productive assets of the general type used in the business of Company and its Subsidiaries within 270 days of such date of receipt and (y) the proposed use of such portion of the Net Asset Sale Proceeds and such other information with respect to such reinvestment as Administrative Agent may reasonably request, and Company shall, or shall cause one or more of its Subsidiaries to, diligently apply such portion to such reinvestment purposes, provided that, pending such reinvestment, such portion of the Net Asset Sale Proceeds shall be applied to prepay outstanding Revolving Loans (without a reduction in Revolving Loan Commitments) to the full extent thereof. In addition, Company shall, no later than 270 days after receipt of such Net Asset Sale Proceeds that have not theretofore been applied to the Obligations or that have not been so reinvested as provided above, make an additional prepayment of the Loans (and/or the Revolving Loan Commitments shall be permanently reduced) in the full amount of all such Net Asset Sale Proceeds not so applied or not so reinvested.

               (b) Prepayments and Reductions from Net Insurance/Condemnation Proceeds. No later than the first Business Day following the date of receipt by Administrative Agent or by Company or any of its Subsidiaries of any Net Insurance/Condemnation Proceeds that are required to be applied as a prepayment pursuant to the provisions of subsection 8.4C, Company shall prepay the Loans and collateralize Bankers' Acceptances, and/or the Revolving Loan Commitments shall be permanently reduced, as provided in subsection 2.4B(iv) and subsection

          2.4G, as applicable, in an aggregate amount equal to the amount of such Net Insurance/Condemnation Proceeds.

               (c) Prepayments and Reductions Due to Issuance of Equity Securities. On the date of receipt of the Net Securities Proceeds from the issuance of any Capital Stock (i) of Holdings or from any capital contribution to Holdings by any holder of Capital Stock thereof after the Closing Date, in excess of $2,000,000 in any Fiscal Year, or (ii) of Company or any of its Subsidiaries, Company shall prepay the Loans and collateralize Bankers' Acceptances in an aggregate amount equal to the amount of such Net Securities Proceeds (without reduction of the Revolving Loan Commitments), all as provided in subsection 2.4B(iv) and subsection 2.4G, as applicable.

               (d) Prepayments and Reductions Due to Issuance of Indebtedness. On the date of receipt of the Net Securities Proceeds from the issuance of any Indebtedness of Company or any of its Subsidiaries after the Closing Date, other than Indebtedness permitted pursuant to subsection 9.1, Company shall prepay the Loans, and collateralize Bankers' Acceptances, and/or the Revolving Loan Commitments shall be permanently reduced, in an aggregate amount equal to the amount of such Net Securities Proceeds, all as provided in subsection 2.4B(iv) and subsection 2.4G, as applicable.

               (e) Prepayments and Reductions from Consolidated Excess Cash Flow. In the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year (commencing with Fiscal Year 2005), Company shall, no later than 120 days after the end of such Fiscal Year, prepay the Loans, and collateralize Bankers' Acceptances (without reduction of the Revolving Loan Commitments), in an aggregate amount equal to 50% of such Consolidated Excess Cash Flow, all as provided in subsection 2.4B(iv) and subsection 2.4G, as applicable.

               (f) Calculations of Net Proceeds Amounts; Additional Prepayments and Reductions Based on Subsequent Calculations. Concurrently with any prepayment of the Loans, and collateralization of Bankers' Acceptances, and/or reduction of the Revolving Loan Commitments pursuant to subsections 2.4B(iii)(a)-(f), Company shall deliver to Administrative Agent an Officer's Certificate demonstrating the calculation of the amount of the applicable Net Asset Sale Proceeds, Net Insurance/Condemnation Proceeds, Net Securities Proceeds, or Consolidated Excess Cash Flow, as the case may be, that gave rise to such prepayment, collateralization and/or reduction. In the event that Company shall subsequently determine that the actual amount was greater than the amount set forth in such Officer's Certificate, Company shall promptly make an additional prepayment of the Loans, or collateralization of Bankers' Acceptances, in an amount equal to the amount of such excess, and shall reduce the Revolving Loan Commitments accordingly, all as provided in subsection 2.4B(iv) and subsection 2.4G, as applicable, and Company shall concurrently therewith deliver to Administrative Agent an Officer's Certificate demonstrating the derivation of the additional amount resulting in such excess.

               (g) Prepayments Due to Reductions of Revolving Loan Commitments or Due to Insufficient Borrowing Base. Company shall from time to time prepay first the Swing Line Loans, second the other Revolving Loans (including collateralization of Bankers' Acceptances), and third, collateralize Letters of Credit, to the extent necessary so that (A) the Total Utilization of Revolving Loan Commitments shall not at any time exceed the Revolving Loan Commitments then in effect, and (B) the Total Utilization of Revolving Loan Commitments shall not at any time exceed the Borrowing Base then in effect less the aggregate principal amount of all outstanding Term Loans including, for certainty, the face amount of all outstanding Bankers' Acceptances and BA Discount Notes thereunder.

          (iv) Application of Prepayments; Reduction of Revolving Loan Commitments.

               (a) Application of Voluntary Prepayments by Type of Loans and Order of Maturity. Any voluntary prepayments pursuant to subsection 2.4B(i) shall be applied as specified by Company in the applicable notice of prepayment, provided that in the event Company fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied:

                    (1) first, to repay outstanding Swing Line Loans to the full extent thereof, without reduction of Commitments,

                    (2) second, to repay other outstanding Revolving Loans to
               the full extent thereof, including cash collateralizing any outstanding Bankers' Acceptances issued under the Revolving Loan Commitments, without reduction of Commitments,

                    (3) third, to repay outstanding Term Loans to the full
               extent thereof, and

                    (4) fourth, to collateralize Letters of Credit.

          Any voluntary prepayments of the Term Loans pursuant to subsection 2.4B(i) shall be applied to reduce the scheduled installments of principal of the Term Loans set forth in subsection 2.4A on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) to each remaining scheduled installment of principal as set forth in subsection 2.4A.

               (b) Application of Mandatory Prepayments by Type of Loans. Except as provided in subsection 2.4G, any amount required to be applied as a mandatory prepayment of the Loans, collateralization of Bankers' Acceptances or Letters of

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

          Credit, and/or a reduction of the Revolving Loan Commitments, in any case pursuant to subsections 2.4B(iii)(a)-(f), shall be applied:

                    (1) first, to prepay the Term Loans to the full extent
               thereof, including cash collateralizing any outstanding Bankers' Acceptances under the Term Loan Facility,

                    (2) second, to the extent of any remaining portion of such amount, to prepay the Swing Line Loans to the full extent thereof and, to the extent required by the applicable provision of subsection 2.4B(iii), to permanently reduce the Revolving Loan Commitments by the amount of such prepayment,

                    (3) third, to the extent of any remaining portion of such
               amount, to prepay other Prime Rate Loans to the full extent thereof and, to the extent required by the applicable provision of subsection 2.4B(iii), to further permanently reduce the Revolving Loan Commitments by the amount of such prepayment, and

                    (4) fourth, to the extent of any remaining portion of such amount, to collateralize Bankers' Acceptances under the Revolving Loan Facility to the full extent thereof and, to the extent required by the applicable provision of subsection 2.4B(iii), to further permanently reduce the Revolving Loan Commitments by the amount so collateralized, effective the date of maturity of the Bankers' Acceptances so collateralized.

          Any mandatory reduction of Revolving Commitments pursuant to this subsection 2.4 shall be in proportion to each Revolving Lender's Pro Rata Share.

               (c) Application of Mandatory Prepayments of Term Loans to the Scheduled Installments of Principal Thereof. Any mandatory prepayments of the Term Loans pursuant to subsection 2.4B(iii) shall be applied to reduce the scheduled installments of principal of the Term Loans set forth in subsection 2.4A on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) to each scheduled installment of principal of the Term Loans set forth in subsection 2.4A.

               (d) Application of Prepayments to Prime Rate Loans and Bankers' Acceptances. Considering Term Loans and Revolving Loans being prepaid separately, any prepayment thereof shall be applied first to Prime Rate Loans to the full extent thereof before application to collateralization of Bankers' Acceptances or Letters of Credit, provided that Company shall first deposit the remainder of such prepayments not applied to prepay Prime Rate Loans in the Collateral Account pursuant to subsection 2.4E to be applied thereafter to prepay Bankers' Acceptances having BA Interest Periods expiring on a date or dates

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

          nearest the date of deposit in accordance with this subsection 2.4B(iv), upon expiration of such BA Interest Periods, and second (if required) to the Collateral Account pursuant to subsection 2.4F to be applied thereafter to reimburse the Issuing Lender for drawing on Letters of Credit expiring on a date or dates nearest the date of deposit in accordance with this subsection 2.4B(iv), upon expiration of such Letters of Credit.

     C. General Provisions Regarding Payments.

          (i) Manner and Time of Payment. All payments by Company of principal, interest, fees and other Obligations shall be made in Canadian Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 12:00 noon (Toronto time) on the date due at the Funding and Payment Office for the account of Lenders; funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Company on the next succeeding Business Day. Notwithstanding the foregoing, payments of amounts deposited in the Collateral Account pursuant to the proviso to subsection 2.4B(iv)(d) shall be deemed to have been paid by Company on the applicable date or dates such amounts are applied to prepay Bankers' Acceptances or to reimburse drawings under Letters of Credit. Company hereby authorizes Administrative Agent to charge its accounts with Administrative Agent in order to cause timely payment to be made to Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).

          (ii) Application of Payments to Principal and Interest. Except as provided in subsection 2.2B, all payments in respect of the principal amount of any Prime Rate Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments shall be applied to the payment of interest before application to principal.

          (iii) Apportionment of Payments. Aggregate payments of principal and interest shall be apportioned among all outstanding Loans to which such payments relate, in each case proportionately to Lenders' respective Pro Rata Shares. Administrative Agent shall promptly distribute to each Lender, at the account specified in the payment instructions set forth below its name on the appropriate signature page hereof or at such other account as such Lender may request in subsequent payment instructions delivered to Administrative Agent by such Lender, its Pro Rata Share of all such payments received by Administrative Agent and the commitment fees and letter of credit fees of such Lender, if any, when received by Administrative Agent pursuant to subsection 2.3 and subsection 4.2.

          (iv) Payments on Business Days. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.

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

     D. Authorized Debit. Company authorizes and directs Administrative Agent to automatically debit the Company's bank accounts for all amounts payable by Company under this Agreement, including the repayment of principal and the payment of interest and fees and all charges agreed to by Company for the maintaining of the Company's accounts. Administrative Agent shall, as soon as is practical after making any such debit, inform Company of the amount thereof and provide reasonable details of the calculation thereof.

     E. Collateralization of Bankers' Acceptances. With respect to the prepayment or cash collateralization of unmatured Bankers' Acceptances to the extent required hereunder (it being acknowledged that any requirement to pay or prepay Bankers' Acceptances prior to their maturity shall be construed as a requirement to provide cash collateral under this provision), Company shall provide for the funding of such unmatured Bankers' Acceptances by paying to and depositing with Administrative Agent cash collateral for each such unmatured Bankers' Acceptances; such cash collateral deposited by Company shall be held by Administrative Agent in the Collateral Account with interest to be credited to Company at rates prevailing at the time of deposit for similar accounts with Administrative Agent. Such Collateral Account shall be held by Administrative Agent as security for the obligations of Company in relation to such Bankers' Acceptances and the security of Administrative Agent thereby created shall rank in priority to all other Liens and adverse claims against such cash collateral. Such cash collateral shall be applied to satisfy pro tanto the obligations of Company for such Bankers' Acceptances as they mature and Administrative Agent is hereby irrevocably directed by Company to apply any such cash collateral to such maturing Bankers' Acceptances. Amounts held in such Collateral Account may not be withdrawn by Company; however, interest on such deposited amounts shall be for the account of Company and may be withdrawn by Company so long as no Potential Event of Default or Event of Default is then continuing. If after maturity of the Bankers' Acceptances for which such funds are held and application by Administrative Agent of the amounts in such Collateral Accounts to satisfy the obligations of Company hereunder with respect to the Bankers' Acceptances being repaid, any excess remains, such excess shall be promptly paid by Administrative Agent to Company so long as no Potential Event of Default or Event of Default is then continuing.

     F. Collateralization of Letters of Credit. With respect to funding the cash collateralization of unexpired Letters of Credit to the extent required hereunder (it being acknowledged that any requirement to pay or prepay or collateralize Letters of Credit prior to their expiry date shall be construed as a requirement to provide cash collateral under this provision), it is agreed that Company shall provide for the funding of such unexpired Letters of Credit by paying to and depositing with the Administrative Agent for the benefit of the Issuing Lender cash collateral for each such unexpired Letter of Credit; such cash collateral deposited by Company shall be held by the Administrative Agent for the benefit of the Issuing Lender in the Collateral Account with interest to be credited to Company at rates prevailing at the time of deposit for similar accounts with the Administrative Agent. Such Collateral Account shall be held by Administrative Agent as security for the obligations of Company in relation to such Letters of Credit and the security of the Administrative Agent and Issuing Lender thereby created in such cash collateral shall rank in priority to all other Liens and adverse claims against such cash collateral. Such cash collateral shall be applied to satisfy the obligations of Company for

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

such Letters of Credit as payments are made thereunder and the Issuing Lender is hereby irrevocably directed by Company to so apply any such cash collateral. Amounts held in such Collateral Account may not be withdrawn by Company; however, interest on such deposited amounts shall be for the account of Company and may be withdrawn by Company so long as no Potential Event of Default or Event of Default is then continuing. If after expiry of the Letters of Credit for which such funds are held and application by the Administrative Agent and Issuing Lender of the amounts in such Collateral Account to satisfy the obligations of Company hereunder with respect to the Letters of Credit being repaid, any excess remains, such excess shall be promptly paid by Administrative Agent to Company so long as no Potential Event of Default or Event of Default is then continuing.

     G. Application of Proceeds after Event of Default. Upon the occurrence and during the continuance of an Event of Default, if requested by Requisite Lenders
(a) all payments received on account of the Obligations, whether from Company, from any Subsidiary Guarantor or otherwise, shall be applied by Administrative Agent against the Obligations and (b) all proceeds received by Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral under any Collateral Document may, in the discretion of Administrative Agent, be held by Administrative Agent as Collateral for, and/or (then or at any time thereafter) applied in full or in part by Administrative Agent against, the applicable Obligations and Secured Swap Obligations, in each case in the following order of priority:

          (i) to the payment of all costs and expenses of such sale, collection or other realization, all other expenses, liabilities and advances made or incurred by Administrative Agent in connection therewith, and all amounts for which Administrative Agent is entitled to compensation (including the fees described in subsection 2.3), reimbursement and indemnification under any Loan Document and all advances made by Administrative Agent thereunder for the account of the applicable Loan Party, and to the payment of all costs and expenses paid or incurred by Administrative Agent in connection with the Loan Documents, all in accordance with subsections 11.4, 12.2 and
     12.3 and the other terms of this Agreement and the Loan Documents;

          (ii) thereafter, to the payment of all other Obligations (including the cash collateralization of outstanding Letters of Credit) and the obligations under Secured Swap Obligations for the ratable benefit of the holders thereof (subject, in the case of amounts to be applied to the Obligations, to the provisions of subsection 2.4C(ii) hereof); and

          (iii) thereafter, to the payment to or upon the order of such Loan Party or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

     2.5 Use of Proceeds.

     A. Term Loans. On the Closing Date the proceeds of the Term Loans and the proceeds of the debt and equity capitalization of Company described in subsection 6.1O(iii),

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

shall be loaned by Company to Acquisition Co., and Acquisition Co. shall apply the aggregate amount of such proceeds to fund the Acquisition Financing Requirements.

     B. Revolving Loans; Swing Line Loans. The proceeds of any other Revolving Loans shall be applied by Company for working capital and other general corporate purposes, which may include the making of intercompany loans to any of Company's wholly-owned Subsidiaries, in accordance with subsection 9.3, for their own general corporate purposes.

     2.6 Increased Costs; Taxes; Capital Adequacy; Change in Law; Illegality.

     A. Taxes. Company shall make all payments required hereunder, whether by way of principal, interest or otherwise, without regard to any defence, counterclaim or right of set-off available to Company and without withholding any Taxes (for the purposes of this subclause 2.6A, "Taxes" shall not include Taxes on such Lender's overall income, and franchise taxes). If Company is required by Applicable Law to deduct any withholding Taxes from or in respect of any amounts payable under this Agreement (i) the amounts payable by Company hereunder will be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.6A) Administrative Agent and the Lenders will receive an amount equal to the sum they would have received had no such deductions been made, (ii) Company will make such deductions, and (iii) Company will pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with Applicable Law. Notwithstanding the foregoing, unless a Person becomes a Lender as a result of an assignment of Loans at a time when an Event of Default has occurred and is continuing, Company shall have no obligation to gross-up for Taxes withheld or paid solely because such Lender is a non-resident of Canada within the meaning of the Income Tax Act, unless Company otherwise agrees in writing to do so.

     B. Capital Adequacy Adjustment. If any Lender shall have determined, acting reasonably, that the adoption, effectiveness, phase-in or applicability after the date hereof of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or Commitments or Letters of Credit or participations therein or other obligations hereunder with respect to the Loans or the Letters of Credit to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within 10 Business Days after receipt by Company from such Lender of the statement referred to in subsection 2.7, Company shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction.

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

     C. Market for Bankers' Acceptances. In the event that at any time subsequent to the giving of a Notice of Borrowing or Notice of Conversion/Rollover to Administrative Agent by Company with regard to any requested Bankers' Acceptances, but before the date of the borrowing, Rollover or Conversion, as the case may be, the Administrative Agent makes a determination, which shall be conclusive and binding upon Company, absent manifest error, that there no longer exists an active market for Bankers' Acceptances accepted by the Lenders then:

          (i) the right of Company to request Bankers' Acceptances or BA Equivalent Advances from any Lender shall be suspended until Administrative Agent determines that the circumstances causing such suspension no longer exist, and so notifies Company;

          (ii) any outstanding Notice of Borrowing requesting a Loan by way of Bankers' Acceptances or BA Equivalent Advances shall (unless revoked by Company before the Funding Date) be deemed to be a Notice of Borrowing requesting a Loan by way of Prime Rate Loans in the amount specified in the original Notice of Borrowing;

          (iii) any outstanding Notice of Conversion/Rollover requesting a Conversion of a Prime Rate Loan into Bankers' Acceptances or BA Equivalent Advances shall be deemed to be revoked; and

          (iv) any outstanding Notice of Conversion/Rollover requesting a Rollover of Bankers' Acceptances or BA Equivalent Advances shall (unless revoked by Company before the Funding Date) be deemed to be a Notice of Conversion/Rollover requesting a Conversion of such Loans into Prime Rate Loans.

The Agent shall promptly notify Company and the Lenders of any suspension of Company's right to request Bankers' Acceptances or BA Equivalent Advances and of any termination of any such suspension.

     D. Change in Law. If, after the date hereof, the adoption of any Applicable Law, regulation, treaty or official directive (whether or not having the force of law) or any change therein or in the interpretation or application thereof by any court or by any Governmental Authority or any other entity charged with the interpretation or administration thereof or compliance by a Lender with any request or direction (whether or not having the force of law) of any such authority or entity hereafter:

          (i) subjects such Lender to, or causes the withdrawal or termination of a previously granted exemption with respect to, any Taxes (for the purposes of this subclause 2.6D, "Taxes" shall not include Taxes on such Lender's overall income, and franchise taxes), or changes the basis of taxation of payments due to such Lender, or increases any existing Taxes on payments of principal, interest or other amounts payable by Company to such Lender under this Agreement;

          (ii) imposes, modifies or deems applicable any reserve, liquidity, special deposit, regulatory or similar requirement against assets or liabilities held by, or deposits in or for the account of, or loans by such Lender, or any acquisition of funds for loans or commitments to fund loans or obligations in respect of undrawn, committed lines of credit or in respect of Bankers' Acceptances accepted by such Lender;

          (iii) imposes on such Lender or requires there to be maintained by such Lender any capital adequacy or additional capital requirements (including a requirement which affects such Lender's allocation of capital resources to its obligations) in respect of any Loan, Letter of Credit or obligation of such Lender hereunder, or any other condition with respect to this Agreement; or

          (iv) directly or indirectly affects the cost to such Lender of making available, funding or maintaining any Loan, or issuing or participating in any Letter of Credit or otherwise imposes on such Lender any other condition or requirement affecting this Agreement or any Loan or any obligation of such Lender hereunder;

and the result of (i), (ii), (iii) or (iv) above, in the sole determination of such Lender acting in good faith, is:

               (a) to increase the cost to such Lender of performing its obligations hereunder with respect to any Loan or Letter of Credit;

               (b) to reduce any amount received or receivable by such Lender hereunder or its effective return hereunder or on its capital in respect of any Loan, Letter of Credit or any Commitment; or

               (c) to cause such Lender to make any payment with respect to or to forego any return on or calculated by reference to, any amount received or receivable by such Lender hereunder with respect to any Loan, Letter of Credit or any Commitment;

such Lender shall determine that amount of money which shall compensate the Lender for such increase in cost, payments to be made or reduction in income or return or interest foregone (herein referred to as "Additional Compensation"). Upon a Lender having determined that it is entitled to Additional Compensation in accordance with the provisions of this Section, the Lender shall promptly so notify Company and Administrative Agent. The relevant Lender shall provide Company and Administrative Agent with a photocopy of the relevant law, rule, guideline, regulation, treaty or official directive (or, if it is impracticable to provide a photocopy, a written summary of the same) and a certificate of a duly authorized officer of such Lender setting forth the Additional Compensation and the basis of calculation therefor, which shall be conclusive evidence of such Additional Compensation in the absence of manifest error. Company shall pay to such Lender within 10 Business Days of the giving of such notice such Lender's Additional Compensation. Each of the Lenders shall be entitled to be paid such Additional Compensation from time to time to the extent that the provisions of this Section are then applicable notwithstanding that any Lender has previously been paid any Additional Compensation.

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

          Each Lender agrees that it will not claim Additional Compensation from Company under this subsection 2.6D if it is not generally claiming similar compensation from its other customers in similar circumstances or in respect of a period greater than 90 days prior to notification of such claim unless, in the latter case, the adopted change or other event or circumstance giving rise to such claim for Additional Compensation is retroactive in effect.

     2.7 Statement of Lenders; Obligation of Lenders to Mitigate.

     A. Statements. Each Lender claiming compensation or reimbursement pursuant to subsection 2.6 or 2.7B shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such compensation or reimbursement, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

     B. Mitigation. Each Lender and Issuing Lender agrees that, as promptly as practicable after the officer of such Lender or Issuing Lender responsible for administering the Loans or Letters of Credit of such Lender or Issuing Lender, as the case may be, becomes aware of the occurrence of an event or the existence of a condition that would entitle such Lender or Issuing Lender to receive payments under subsections 2.6 or 2.9, use reasonable efforts to make, issue, fund or maintain the Commitments of such Lender or Loans or Letters of Credit of such Lender or Issuing Lender through another lending or letter of credit office of such Lender or Issuing Lender, if (i) as a result thereof the additional amounts which would otherwise be required to be paid to such Lender or Issuing Lender pursuant to subsection 2.6 or 2.9 would be materially reduced, and (ii) as determined by such Lender or Issuing Lender, acting reasonably, such action would not otherwise be disadvantageous to such Lender or Issuing Lender, provided that such Lender or Issuing Lender will not be obligated to utilize such other lending or letter of credit office pursuant to this subclause 2.7B unless Company agrees to pay all incremental expenses incurred by such Lender or Issuing Lender as a result of utilizing such other lending or letter of credit office in connection with such Loans or Letters of Credit as described above.

     2.8 Replacement of a Lender.

          If Company receives a statement of amounts due pursuant to subsection 2.7A from a Lender, a Revolving Lender defaults in its obligations to fund a Revolving Loan pursuant to this Agreement, a Lender (a "Non-Consenting Lender") refuses to consent to an amendment, modification or waiver of this Agreement that, pursuant to subsection 12.6, requires consent of 100% of the Lenders or 100% of the Lenders with Obligations directly affected, or a Lender has, pursuant to subsection 2.9, declared its obligations under this Agreement with respect to certain Loans to be terminated (any such Lender, a "Subject Lender"), so long as (i) no Potential Event of Default or Event of Default shall have occurred and be continuing and Company has obtained a commitment from another Lender or an Eligible Assignee to purchase at par the Subject Lender's Loans and assume the Subject Lender's Commitments and all other obligations of the Subject Lender hereunder, (ii) such Lender is not an Issuing Lender with respect to any Letters of Credit outstanding (unless all such Letters of Credit are terminated or arrangements acceptable to such Issuing Lender (such as a "back-to-back" letter of credit) are made) and (iii), if applicable, the Subject Lender is unwilling to withdraw the notice delivered to Company

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

pursuant to subsection 2.7 and/or is unwilling to remedy its default upon 10 days prior written notice to the Subject Lender and Administrative Agent and/or is unwilling to approve the applicable amendment, modification or waiver upon 5 days prior written notice to the Subject Lender and Administrative Agent, Company may require the Subject Lender to assign all of its Loans and Commitments to such other Lender, Lenders, Eligible Assignee or Eligible Assignees pursuant to the provisions of subsection 12.1B, provided that, prior to or concurrently with such replacement, (1) the Subject Lender shall have received payment in full of all principal, interest, fees and other amounts (including all amounts under subsections 2.6 and/or 2.7B (if applicable)) through such date of replacement and a release from its obligations under the Loan Documents, (2) the processing fee required to be paid by subsection 12.1B(i) shall have been paid to Administrative Agent, (3) all of the requirements for such assignment contained in subsection 12.1B including the consent of Administrative Agent (if required) and the receipt by Administrative Agent of an executed Assignment Agreement and other supporting documents, have been fulfilled, and (4) in the event such Subject Lender is a Non-Consenting Lender, each assignee shall consent, at the time of such assignment, to each matter in respect of which such Subject Lender was a Non-Consenting Lender and Company also requires each other Subject Lender that is a Non-Consenting Lender to assign its Loans and Commitments.

     2.9 Illegality.

          If a Lender determines, in good faith, that the adoption of any Applicable Law, regulation, treaty or official directive (whether or not having the force of law) or any change therein or in the interpretation or application thereof by any court or by any Governmental Authority or any other entity charged with the interpretation or administration thereof or compliance by a Lender with any request or direction (whether or not having the force of law) of any such authority or entity, now or hereafter makes it unlawful or impossible for any Lender to make, fund or maintain a Loan, issue a Letter of Credit or maintain a Commitment, or to give effect to its obligations in respect of such a Loan, Commitment or a Letter of Credit, such Lender may, by written notice thereof to Company and to Administrative Agent (which shall include in reasonable detail an explanation of its determination) declare its obligations under this Agreement in respect of such Loan, Letter of Credit or Commitment to be terminated whereupon the same shall, subject to subsection 2.7B, forthwith terminate, and Company shall, subject to subsection 2.7B, within the time required by such law (or at the end of such longer period as such Lender at its discretion has agreed), either effect a Conversion of such Loan in accordance with the provisions hereof (if such Conversion would resolve the unlawfulness or impossibility) or prepay the principal of such Loan, and collateralize such Letter of Credit, and pay accrued interest, such Additional Compensation as may be applicable with respect to such Loan to the date of such payment. If any such change shall only affect a portion of such Lender's obligations under this Agreement which is, in the opinion of such Lender and Administrative Agent, severable from the remainder of this Agreement so that the remainder of this Agreement may be continued in full force and effect without otherwise affecting any of the obligations of Administrative Agent, the other Lenders or Company hereunder, such Lender shall only declare its obligations under that portion so terminated.

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Section 3. BANKERS' ACCEPTANCES

     3.1  Acceptance of Bankers' Acceptances; Form and Execution.

     A. Bankers' Acceptances. Pursuant to subsection 2.1A, Company may request, in accordance with the provisions of this subsection 3.1, from time to time during the period from the Closing Date to but excluding the 30th day prior to the Revolving Loan Commitment Termination Date (in the case of Lenders having a Revolving Loan Commitment), and October 26, 2008 (in the case of Lenders having a Term Loan Commitment), that the Lenders accept Bankers' Acceptances issued by Company or make BA Equivalent Advances to Company. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, such Lenders shall accept such Bankers' Acceptances, or make BA Equivalent Advances in lieu thereof, in accordance with the provisions of this subsection 3.1, provided that:

          (i) Company shall not request that any Lender having a Term Loan Commitment accept such Bankers' Acceptances, or make BA Equivalent Advances (and no Lender shall do so), except

               (a) on the Closing Date to fund the advance of the Term Loan Commitment, if so requested in the Notice of Borrowing therefor,

               (b) as Rollovers of existing Bankers' Acceptances or BA Equivalent Advances,

               (c) as Conversions from Prime Rate Loans into Bankers' Acceptances or BA Equivalent Advances,

          in any case in subparagraph (b) or (c), involving no increase in borrowing under the Term Loan Commitment; and

               (d) Company shall not request that any Lender having a Revolving Loan Commitment accept such Bankers' Acceptances, or make BA Equivalent Advances (and no Lender shall do so) if, after giving effect to such issuance a Bankers' Acceptance or BA Equivalent Advance would have a term ending later than the Revolving Loan Commitment Termination Date.

     B. Applicable Provisions. The following provisions shall apply to each Bankers' Acceptance hereunder:

          (i) the face amount at maturity of each draft drawn by Company to be accepted as a Bankers' Acceptance shall be Cdn. $100,000 and integral multiples thereof;

          (ii) each draft drawn by Company and presented for acceptance by a Lender shall be drawn on the standard form of such Lender in effect at the time, specifying the BA Interest Period, provided that Administrative Agent may require the Lenders to use a

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

     generic form of Bankers' Acceptance, in a form satisfactory to each Lender, acting reasonably, provided by Administrative Agent for such purpose in place of the Lenders' own forms;

          (iii) subject to subparagraph 3.1B(iv), Bankers' Acceptances shall be signed by duly authorized officers of Company or, in the alternative, the signatures of such officers may be mechanically reproduced in facsimile thereon and Bankers' Acceptances bearing such facsimile signatures shall be binding on Company as if they had been manually executed and delivered by such officers on behalf of Company. Notwithstanding that any person whose manual or facsimile signature appears on any Bankers' Acceptance may no longer be an authorized signatory for Company on the date of issuance of a Bankers' Acceptance, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance and any such Bankers' Acceptance shall be binding on Company; and

          (iv) in lieu of Company signing Bankers' Acceptances in accordance with subparagraph 3.1B(iii), and, for so long as the power of attorney in subparagraph 3.2A is in force with respect to a given Lender, such Lender shall execute and deliver Bankers' Acceptances on behalf of Company in accordance with the provisions thereof and, for certainty, all references herein to drafts drawn by Company, Bankers' Acceptances executed by Company or similar expressions shall be deemed to include Bankers' Acceptances executed in accordance with a power of attorney, unless the context otherwise requires.

          If and for so long as the power of attorney referred to in subsection 3.2A is in force with respect to each Lender, it is intended that pursuant to the DBNA, all Bankers' Acceptances accepted by the Lenders (other than Old System Issuers) under this Agreement will be issued in the form of a "depository bill" (as defined in the DBNA), and deposited with a Clearing House. In order to give effect to the foregoing, Administrative Agent will, subject to the approval of Company and the Lenders (other than Old System Issuers), establish and notify Company and the Lenders of any additional procedures, consistent with the terms of this Agreement and the DBNA, as are reasonably necessary to accomplish such intention, including:

               (a) any instrument held by Administrative Agent for the purposes of Bankers' Acceptances will have marked prominently and legibly on its face and within its text, at or before the time of issue, the words "This is a depository bill subject to the Depository Bills and Notes Act (Canada)";

               (b) any reference to the authentication of the Bankers' Acceptance will be removed; and

               (c) any reference to the "bearer" will be removed and such Bankers' Acceptances will not be marked with any words prohibiting negotiation, transfer or assignment of it or of an interest in it.

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     3.2  Power of Attorney; Provision of Bankers' Acceptances to Lenders.

     A. Power of Attorney. As a condition precedent to each Lender's obligation to accept Bankers' Acceptances hereunder, Company hereby appoints each Lender, acting by any authorized signatory of the Lender in question, the attorney of
Company:

          (i) to sign for and on behalf and in the name of Company as drawer, drafts in such Lender's standard form which are depository bills as defined in the DBNA, payable to a Clearing House ;

          (ii) for drafts which are not depository bills, to sign for and on behalf and in the name of Company as drawer and to endorse on its behalf, Bankers' Acceptances drawn on the Lender payable to the order of such Lender;

          (iii) for BA Discount Notes, to sign for and on behalf and in the name of Company as drawer and to endorse on its behalf BA Discount Notes payable to the order of such Lender;

          (iv) to fill in the amount, date and maturity date of such Bankers' Acceptances (or BA Discount Notes as applicable); and

          (v) to deposit and/or deliver such Bankers' Acceptances which have been accepted by such Lender or such BA Discount Notes which are payable to the order of such Lender,

provided that such acts in each case are to be undertaken by the Lender in question strictly in accordance with instructions given to such Lender by Company as provided in this Section. For certainty, signatures of any authorized signatory of a Lender may be mechanically reproduced in facsimile on Bankers' Acceptances (or BA Discount Notes as applicable) in accordance herewith and such facsimile signatures shall be binding and effective as if they had been manually executed by such authorized signatory of such Lender.

          Instructions from Company to a Lender relating to the execution, completion, endorsement, deposit and/or delivery by that Lender on behalf of Company of Bankers' Acceptances (or BA Discount Notes as applicable) which Company wishes to submit to the Lender for acceptance by the Lender shall be communicated by Company in writing to Administrative Agent by delivery to Administrative Agent of Notices of Borrowing and Notices of Conversion/ Rollover, as the case may be, in accordance with this Agreement which, in turn, shall be communicated by Administrative Agent, on behalf of Company, to the Lender.

          The communication in writing by Company, or on behalf of Company by Administrative Agent, to the Lender of the instructions set out in the Notices of Borrowing and Notice of Conversion/Rollover Notices referred to above shall constitute (a) the authorization and instruction of Company to the Lender to sign for and on behalf and in the name of Company as drawer the requested Bankers' Acceptances (or BA Discount Notes as applicable) and to complete and/or endorse Bankers' Acceptances (or BA Discount Notes as applicable) in

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accordance with such information as set out above, and (b) the request of
Company to the Lender to accept such Bankers' Acceptances and deposit the same with a Clearing House or deliver the same, as the case may be, in each case in accordance with this Agreement and such instructions. Company acknowledges that a Lender shall not be obligated to accept any such Bankers' Acceptances except in accordance with the provisions of this Agreement.

          A Lender shall be and it is hereby authorized to act on behalf of Company upon and in compliance with instructions communicated to that Lender as provided herein if the Lender reasonably believes such instructions to be genuine. If a Lender accepts Bankers' Acceptances pursuant to any such instructions, that Lender shall confirm particulars of such instructions and advise Administrative Agent that it has complied therewith by notice in writing to Administrative Agent in accordance with the provisions hereof. A Lender's actions in compliance with such instructions, confirmed and advised to Administrative Agent by such notice, shall be prima facie evidence of having been in accordance with the instructions of Company.

     B. Revocation. The power of attorney in subsection 3.2A may be revoked by Company with respect to any particular Lender at any time upon not less than 5 Business Days' prior written notice served upon the Lender in question and Administrative Agent, provided that no such revocation shall reduce, limit or otherwise affect the obligations of Company in respect of any Bankers' Acceptance (or BA Discount Note as applicable) executed, completed, endorsed, deposited and/or delivered in accordance herewith prior to the time at which such revocation becomes effective. If the power of attorney is so revoked with respect to any Lender, Company shall, from time to time as required by the applicable Lenders, provide to Administrative Agent for delivery to each such Lender drafts drawn in blank by Company (pre-endorsed and otherwise in fully negotiable form, if applicable) in quantities sufficient for each such Lender to fulfill its obligations hereunder. Any such pre-signed drafts which are delivered by Company to Administrative Agent or a Lender shall be held in safekeeping by Administrative Agent or such Lender, as the case may be, with the same degree of care as if they were Administrative Agent's or such Lender's property, and shall only be dealt with by the Lenders and Administrative Agent in accordance herewith. No Lender shall be responsible or liable for its failure to make its share of any Bankers' Acceptances required hereunder if the cause of such failure is, in whole or in part, due to the failure of Company to provide such pre-signed drafts to Administrative Agent (for delivery to such Lender) on a timely basis.

     C. Delivery of Drafts. By 11:00 a.m. (Toronto time) on the applicable Funding Date, Conversion or Rollover date, Company shall (i) either deliver to each Lender in Toronto, or, if previously delivered, be deemed to have authorized each Lender to complete and accept, or (ii) where the power of attorney in Section 3.2A is in force with respect to a Lender, be deemed to have authorized each such Lender to sign on behalf of Company, complete and accept, drafts drawn by Company on such Lender in a principal amount at maturity equal to such Lender's share of the Bankers' Acceptances specified by Company in the relevant Notice of Borrowing or Notice of Conversion/Rollover, as the case may be, as notified to the Lenders by Administrative Agent.

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     3.3  Mechanics of Issuance.

     A. Apportionment. Upon receipt by Administrative Agent of a Notice of Borrowing or Notice of Conversion/Rollover from Company requesting the issuance of Bankers' Acceptances, Administrative Agent shall promptly notify the Lenders thereof and advise each Lender of the aggregate face amount of Bankers' Acceptances to be accepted and purchased by such Lender, the date of issue and the BA Interest Period for such Loan; the apportionment among the Lenders of the face amounts of Bankers' Acceptances to be accepted by each Lender shall be determined by Administrative Agent by reference and in proportion to the respective applicable Commitments of each Lender, provided that, when such apportionment cannot be evenly made, Administrative Agent shall round allocations amongst such Lenders consistent with Administrative Agent's normal money market practices.

     B. Rate Determination. On each date for borrowing, Rollover or Conversion involving the issuance of Bankers' Acceptances:

          (i) on or about 10:00 a.m. (Toronto time) on such date, Administrative Agent shall determine the CDOR Rate and shall obtain quotations from the
     Schedule II Reference Lenders in order to determine the BA Discount Rate then applicable to Bankers' Acceptances accepted by such Schedule II Lender and Schedule III Lender in respect of an issue of Bankers' Acceptances in a comparable amount and with comparable maturity to the Bankers' Acceptances proposed to be issued on such date;

          (ii) on or about 10:00 a.m. (Toronto time) on such date, Administrative Agent shall determine the BA Discount Rate applicable to each Lender and shall advise each Lender of the BA Discount Rate applicable to it;

          (iii) each Lender shall complete and accept, in accordance with the Notice of Borrowing or Notice of Conversion/Rollover delivered by Company and advised by Administrative Agent in connection with such issue, its share of the Bankers' Acceptances to be issued on such date and shall purchase such Bankers' Acceptances for its own account at a purchase price which reflects the BA Discount Rate applicable to such issue; and

          (iv) in the case of a borrowing, each Lender shall, for same day value on the Funding Date, remit the BA Discount Proceeds or advance the BA Equivalent Advance, as the case may be, payable by such Lender (net of the stamping fee payable to such Lender pursuant to Section 3.9) to Administrative Agent for the account of Company; Administrative Agent shall make such funds available to Company for same day value on such date.

     C. Resale. Each Lender may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all Bankers' Acceptances accepted and purchased by it for its own account.

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     3.4  Rollover of Bankers' Acceptances.

          In order to satisfy the liability of Company to a Lender for the face amount of maturing Bankers' Acceptances accepted by such Lender, such Lender shall receive and retain for its own account the BA Discount Proceeds of new Bankers' Acceptances issued on a Rollover, and Company shall on the maturity date of the Bankers' Acceptances being rolled over pay to Administrative Agent for the account of the Lenders an amount equal to the difference between the face amount of the maturing Bankers' Acceptances and the BA Discount Proceeds from the new Bankers' Acceptances, together with the stamping fees to which the Lenders are entitled pursuant to Section 3.9.

     3.5  Conversion into Bankers' Acceptances.

          In respect of Conversions into Bankers' Acceptances, in order to satisfy the liability of Company to the Lenders for the amount of the converted Loan, each Lender shall receive and retain for its own account the BA Discount Proceeds of the Bankers' Acceptances issued upon such Conversion, and Company shall on the date for Conversion pay to Administrative Agent for the account of the Lenders an amount equal to the difference between the principal amount of the converted Loan and the aggregate BA Discount Proceeds from the Bankers' Acceptances issued on such Conversion, together with the stamping fees to which the Lenders are entitled pursuant to Section 3.9.

     3.6  Conversion from Bankers' Acceptances.

          In order to satisfy the liability of Company to the Lenders for an amount equal to the aggregate face amount of the maturing Bankers' Acceptances converted to another type of Loan, Administrative Agent shall record the obligation of Company to the Lenders as a Loan of the type into which such continuing liability has been converted.

     3.7  BA Equivalent Advances.

          Notwithstanding the foregoing provisions of this Article, a Non-Acceptance Lender shall, in lieu of accepting Bankers' Acceptances, make a BA Equivalent Advance. The amount of each BA Equivalent Advance shall be equal to the BA Discount Proceeds which would be realized from a hypothetical sale of those Bankers' Acceptances which, but for this Section, such Lender would otherwise be required to accept as part of such a borrowing, Conversion or Rollover of Bankers' Acceptances. To determine the amount of such BA Discount Proceeds, the hypothetical sale shall be deemed to take place at the BA Discount Rate for such Loan. Any BA Equivalent Advance shall be made on the relevant Funding Date, or Rollover or Conversion date as the case may be and shall remain outstanding for the term of the relevant Bankers' Acceptances. Concurrent with the making of a BA Equivalent Advance, a Non-Acceptance Lender shall be entitled to deduct therefrom an amount equal to the stamping fee which, but for this Section, such Lender would otherwise be entitled to receive as part of such Loan. Upon the maturity date for such Bankers' Acceptances, Company shall pay to each Non-Acceptance Lender an amount equal to the face amount of the Bankers' Acceptances which such Lender would have accepted as part of such Loan if it was not a Non-Acceptance Lender.

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

          All references herein to "Loans" and "Bankers' Acceptances" shall, unless otherwise expressly provided herein or unless the context otherwise requires, be deemed to include BA Equivalent Advances made by a Non-Acceptance Lender as part of a borrowing, Conversion or Rollover of Bankers' Acceptances.

     3.8  Termination of Bankers' Acceptances.

          If at any time a Lender ceases to accept Bankers' Acceptances in the ordinary course of its business, such Lender shall be deemed to be a Non-Acceptance Lender and shall make BA Equivalent Advances in lieu of accepting Bankers' Acceptances under this Agreement.

     3.9  Stamping Fees.

          Upon the acceptance by a Lender of a Bankers' Acceptance, Company shall pay to Administrative Agent for the account of such Lender a stamping fee in Cdn. Dollars equal to 3.0% per annum calculated on the principal amount at maturity of such Bankers' Acceptance and BA Equivalent Advances and for the period of time from and including the date of acceptance or advance to but excluding the maturity date of such Bankers' Acceptance or BA Equivalent Advance and calculated on the basis of the number of days elapsed in a year of 365 days.

Section 4. LETTERS OF CREDIT

     4.1 Issuance of Letters of Credit and Lenders' Purchase of Participations Therein.

     A. Letters of Credit. In addition to Company requesting that Lenders make Loans by way of Prime Rate Loans and Bankers' Acceptances pursuant to subsection 2.1A, Company may request, in accordance with the provisions of this subsection 4.1, from time to time during the period from the Closing Date to but excluding the 30th day prior to the Revolving Loan Commitment Termination Date, that a Revolving Lender issue Letters of Credit for the account of Company for the purposes specified in the definition of Letters of Credit. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, any Lender may, but (except as provided in subsection 4.1B(ii) in respect of the Fronting Bank) shall not be obligated to, issue such Letters of Credit in accordance with the provisions of this subsection 4.1, provided that Company shall not request that any Revolving Lender issue (and no Revolving Lender shall issue):

          (i) any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed Cdn. $30,000,000 minus the amount of any cash collateral provided by Company or its Subsidiaries pursuant to subsection 9.2A(iv) then held by or for the benefit of the providors of the Bonding Program as security therefor;

          (ii) any Letter of Credit having an expiration date later than the earlier of (a) 10 days prior to the Revolving Loan Commitment Termination Date and (b) the date which is one year from the date of issuance of such Letter of Credit, provided that the immediately preceding clause (b) shall not prevent any Issuing Lender from agreeing that

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

     a Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each unless such Issuing Lender elects not to extend for any such additional period; and provided further that such Issuing Lender shall not extend such Letter of Credit if it has knowledge that an Event of Default has occurred and is continuing (and has not been waived in accordance with subsection 12.6) at the time such Issuing Lender must elect whether or not to allow such extension; or

          (iii) any Letter of Credit issued for the purpose of supporting trade payables or indebtedness for borrowed money.

     B.   Mechanics of Issuance.

          (i) Request for Issuance. Whenever Company desires the issuance of a Letter of Credit, it shall deliver to Administrative Agent and the Fronting Bank a Request for Issuance no later than 12:00 noon (Toronto time) at least three Business Days, or such shorter period as may be agreed to by the Issuing Lender in any particular instance, in advance of the proposed date of issuance. The Issuing Lender, in its reasonable discretion, may require changes in the text of the proposed Letter of Credit or any documents described in or attached to the Request for Issuance, and may require an application and/or indemnity of Company in such Issuing Lender's customary form. In furtherance of the provisions of subsection 12.8, and not in limitation thereof, Company may submit Requests for Issuance by telefacsimile, and Administrative Agent and Issuing Lenders may rely and act upon any such Request for Issuance without receiving an original signed copy thereof. Unless the Issuing Lender otherwise agrees, no Letter of Credit shall require payment against a conforming demand for payment to be made thereunder on the same business day (under the laws of the jurisdiction in which the office of the Issuing Lender to which such demand for payment is required to be presented is located) that such demand for payment is presented if such presentation is made after 1:00 p.m. (in the time zone of such office of the Issuing Lender) on such business day.

               Company shall notify the applicable Issuing Lender (and Administrative Agent, if Administrative Agent is not such Issuing Lender) prior to the issuance of any Letter of Credit in the event that any of the matters to which Company is required to certify in the applicable Request for Issuance is no longer true and correct as of the proposed date of issuance of such Letter of Credit, and upon the issuance of any Letter of Credit, Company shall be deemed to have re-certified, as of the date of such issuance, as to the matters to which Company is required to certify in the applicable Request for Issuance.

          (ii) Determination of Issuing Lender. Upon receipt by Administrative Agent of a Request for Issuance pursuant to subsection 4.1B(i) requesting the issuance of a Letter of Credit, in the event Fronting Bank elects to issue such Letter of Credit, Administrative Agent shall promptly so notify Company, and Fronting Bank shall be the Issuing Lender with respect thereto. In the event that Fronting Bank, in its sole discretion, elects not to issue such Letter of Credit, Fronting Bank shall promptly so

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     notify Company and Administrative Agent, whereupon Company may request any other Revolving Lender to issue such Letter of Credit by delivering to such Revolving Lender a copy of the applicable Request for Issuance. Any Revolving Lender so requested to issue such Letter of Credit shall promptly notify Company, Fronting Bank and Administrative Agent whether or not, in its sole discretion, it has elected to issue such Letter of Credit, and any such Revolving Lender that so elects to issue such Letter of Credit shall be the Issuing Lender with respect thereto, provided that if more than one Revolving Lender so elects to issue such Letter of Credit, Company shall determine which Revolving Lender shall be the Issuing Lender.

               In the event that all other Revolving Lenders shall have declined to issue such Letter of Credit, notwithstanding the prior election of Fronting Bank not to issue such Letter of Credit, Fronting Bank shall be obligated to issue such Letter of Credit and shall be the Issuing Lender with respect thereto, notwithstanding the fact that the Letter of Credit Usage with respect to such Letter of Credit and with respect to all other Letters of Credit issued by Fronting Bank, when aggregated with Fronting Bank's outstanding Revolving Loans, may exceed Fronting Bank's Revolving Loan Commitment then in effect. If Fronting Bank has resigned as provided in subclause 11.5C and no successor Fronting Bank has been appointed at the time of a Request for Issuance, then each Revolving Lender shall issue or cause to be issued a Letter of Credit as to its own Pro Rata Share of each requested Letter of Credit, all of which taken together would aggregate the amount requested in the Request for Issuance.

          (iii) Issuance of Letter of Credit. Upon satisfaction or waiver (in accordance with subsection 12.6) of the conditions set forth in subsection 6.3, the Issuing Lender shall issue the requested Letter of Credit in accordance with the Issuing Lender's standard operating procedures.

          (iv) Notification to Revolving Lenders. Upon the issuance of or amendment to any Letter of Credit, the applicable Issuing Lender shall promptly notify Administrative Agent and Company of such issuance or amendment in writing and such notice shall be accompanied by a copy of such Letter of Credit or amendment. Upon receipt of such notice (or, if Administrative Agent is the Issuing Lender, together with such notice), Administrative Agent shall notify each Revolving Lender in writing of such issuance or amendment and the amount of such Revolving Lender's respective participation in such Letter of Credit or amendment, and, if so requested by a Revolving Lender, Administrative Agent shall provide such Lender with a copy of such Letter of Credit or amendment.

     C. Revolving Lenders' Purchase of Participations in Letters of Credit. Immediately upon the issuance of each Letter of Credit, each Revolving Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Lender a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Revolving Lender's Pro Rata Share of the maximum amount that is or at any time may become available to be drawn thereunder.

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     4.2  Letter of Credit Fees.

          Company agrees to pay the following amounts with respect to Letters of Credit issued hereunder:

          (i) with respect to each Letter of Credit, (a) a fronting fee, payable directly to the applicable Issuing Lender for its own account, equal to the greater of (X) Cdn.$500 and (Y) 0.25% per annum of the daily amount available to be drawn under such Letter of Credit and (b) a letter of credit fee, payable to Administrative Agent for the account of Revolving Lenders, equal to 3.0% per annum plus, upon the occurrence and during the continuance of an Event of Default, 2% per annum, multiplied by the daily amount available to be drawn under such Letter of Credit, each such fronting fee or letter of credit fee to be payable in arrears up to and including each March 31, June 30, September 30 and December 31 of each year and computed on the basis of a 365-day year for the actual number of days elapsed, and payable on the first Business Day of the month immediately following each such quarter;

          (ii) with respect to the issuance, administration, amendment or transfer of each Letter of Credit and each payment of a drawing made thereunder (without duplication of the fees payable under clauses (i) and (ii) above), documentary and processing charges payable directly to the applicable Issuing Lender for its own account in accordance with such Issuing Lender's standard schedule for such charges in effect at the time.

For purposes of calculating any fees payable under clauses (i) and (ii) of this subsection 4.2, the daily amount available to be drawn under any Letter of Credit shall be determined as of the close of business on any date of determination.

     4.3  Drawings and Reimbursement of Amounts Paid Under Letters of Credit

     A. Responsibility of Issuing Lender With Respect to Drawings. In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, the Issuing Lender shall be responsible only to examine the documents delivered under such Letter of Credit with reasonable care so as to ascertain whether they appear on their face to be in accordance with the terms and conditions of such Letter of Credit.

     B. Reimbursement by Company of Amounts Paid Under Letters of Credit. In the event an Issuing Lender has determined to honor a drawing under a Letter of Credit issued by it, such Issuing Lender shall immediately notify Company and Administrative Agent, and Company shall reimburse such Issuing Lender on or before the Business Day immediately following the date on which such drawing is honored (the "Reimbursement Date") in an amount in Cdn. Dollars and in same day funds equal to the amount of such payment, provided that, anything contained in this Agreement to the contrary notwithstanding, unless Company shall have notified Administrative Agent and such Issuing Lender prior to 11:00 a.m. (Toronto time) on the date such drawing is honored that Company intends to reimburse such Issuing Lender for the amount of such payment with funds other than the proceeds of Revolving Loans:

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          (i) Company shall be deemed to have given a timely Notice of Borrowing to Administrative Agent requesting Revolving Lenders to make Revolving
     Loans that are Prime Rate Loans on the Reimbursement Date in an amount equal to the amount of such payment, and

          (ii) subject to satisfaction or waiver of the conditions specified in subsection 6.2 (other than 6.2A), Revolving Lenders shall, on the Reimbursement Date, make Revolving Loans that are Prime Rate Loans in the amount of such payment, the proceeds of which shall be applied directly by Administrative Agent to reimburse such Issuing Lender for the amount of such payment;

and provided, further that if for any reason proceeds of Revolving Loans are not received by such Issuing Lender on the Reimbursement Date in an amount equal to the amount of such payment, Company shall reimburse such Issuing Lender, on demand, in an amount in same day funds equal to the excess of the amount of such payment by Issuing Lender over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this subsection 4.3B shall be deemed to relieve any Revolving Lender from its obligation to make Revolving Loans on the terms and conditions set forth in this Agreement, and Company shall retain any and all rights it may have against any Revolving Lender resulting from the failure of such Revolving Lender to make such Revolving Loans under this subsection 4.3B.

     C. Payment by Lenders of Unreimbursed Amounts Paid Under Letters of Credit.

          (i) Payment by Revolving Lenders. In the event that Company shall fail for any reason to reimburse any Issuing Lender as provided in subsection 4.3B in an amount equal to the amount of any payment by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall promptly notify Administrative Agent, who shall promptly notify each Revolving Lender of the unreimbursed amount of such honored drawing and of such other Revolving Lender's respective participation therein based on such Revolving Lender's Pro Rata Share. Each Revolving Lender (other than such Issuing Lender) shall make available to Administrative Agent an amount equal to its respective participation, in Cdn. Dollars, in same day funds, at the Funding and Payment Office, not later than 12:00 noon (Toronto time) on the first Business Day after the date notified by Administrative Agent, and Administrative Agent shall make available to such Issuing Lender in Cdn. Dollars, in same day funds, at the office of such Issuing Lender on such Business Day the aggregate amount of the payments so received by Administrative Agent. In the event that any Revolving Lender fails to make available to Administrative Agent on such Business Day the amount of such Revolving Lender's participation in such Letter of Credit as provided in this subsection 4.3C, such Issuing Lender shall be entitled to recover such amount on demand from such Revolving Lender together with interest thereon at the rate customarily used by such Issuing Lender for the correction of errors among banks for three Business Days and thereafter at the Prime Rate. Nothing in this subsection 4.3C shall be deemed to prejudice the right of Administrative Agent to recover, for the benefit of Revolving Lenders, from any Issuing Lender any amounts made available to such Issuing Lender pursuant to this subsection

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     4.3C in the event that it is determined by the final judgment of a court of competent jurisdiction that the payment with respect to a Letter of Credit by such Issuing Lender in respect of which payments were made by Revolving Lenders constituted gross negligence or willful misconduct on the part of such Issuing Lender.

          (ii) Distribution to Lenders of Reimbursements Received From Company. In the event any Issuing Lender shall have been reimbursed by other Revolving Lenders pursuant to subsection 4.3C for all or any portion of any payment by such Issuing Lender under a Letter of Credit issued by it, and Administrative Agent or such Issuing Lender thereafter receives any payments from Company in reimbursement of such payment under the Letter of Credit, to the extent any such payment is received by such Issuing Lender, it shall distribute such payment to Administrative Agent, and Administrative Agent shall distribute to each other Revolving Lender that has paid all amounts payable by it under subsection 4.3C with respect to such payment such Revolving Lender's Pro Rata Share of all payments subsequently received by Administrative Agent or by such Issuing Lender from Company. Any such distribution shall be made to a Revolving Lender at the account specified in subsection 2.4C(iii).

     D.   Interest on Amounts Paid Under Letters of Credit.

          (i) Payment of Interest by Company. Company agrees to pay to Administrative Agent, with respect to payments under any Letters of Credit issued by any Issuing Lender, interest on the amount paid by such Issuing Lender in respect of each such payment from the date a drawing is honored to but excluding the date such amount is reimbursed by Company (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 4.3B) at a rate equal to (a) for the period from the date such drawing is honored to but excluding the Reimbursement Date, the rate then in effect under this Agreement with respect to Revolving Loans that are Prime Rate Loans, and (b) thereafter, a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Agreement with respect to Revolving Loans that are Prime Rate Loans. Interest payable pursuant to this subsection 4.3D(i) shall be computed on the basis of a 365 day year for the actual number of days elapsed in the period during which it accrues and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full.

          (ii) Distribution of Interest Payments by Administrative Agent. Promptly upon receipt by Administrative Agent of any payment of interest pursuant to subsection 4.3D(i) with respect to a payment under a Letter of Credit,

               (a) Administrative Agent shall distribute to (x) each Revolving Lender (including the Revolving Lender that paid such drawing) out of the interest received by Administrative Agent in respect of the period from the date such drawing is honored to but excluding the date on which the applicable Issuing Lender is reimbursed for the amount of such payment (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 4.3B), the amount that such Revolving

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               Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period pursuant to subsection 4.2 if no drawing had been honored under such Letter of Credit, and
               (y) such Issuing Lender the amount, if any, remaining after payment of the amounts applied pursuant to clause (x), and

               (b) in the event such Issuing Lender shall have been reimbursed by other Revolving Lenders pursuant to subsection 4.3C(i) for all or any portion of such payment, Administrative Agent shall distribute to each Revolving Lender (including such Issuing Lender) that has paid all amounts payable by it under subsection 4.3C(i) with respect to such payment such Revolving Lender's Pro Rata Share of any interest received by Administrative Agent in respect of that portion of such payment so made by Revolving Lenders for the period from the date on which such Issuing Lender was so reimbursed to but excluding the date on which such portion of such payment is reimbursed by Company.

Any such distribution shall be made to a Revolving Lender at the account specified in subsection 2.4C(iii).

     4.4  Obligations Absolute.

          The obligation of Company to reimburse each Issuing Lender for payments under the Letters of Credit issued by it and to repay any Revolving Loans made by Revolving Lenders pursuant to subsection 4.3B and the obligations of Revolving Lenders under subsection 4.3C(i) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including any of the following circumstances:

          (i) any lack of validity or enforceability of any Letter of Credit;

          (ii) the existence of any claim, set-off, defense or other right which Company or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), any Issuing Lender or other Revolving Lender or any other Person or, in the case of a Revolving Lender, against Company, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Company or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured);

          (iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

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          (iv) payment by the applicable Issuing Lender under any Letter of
     Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit;

          (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries;

          (vi) any breach of this Agreement or any other Loan Document by any party thereto;

          (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or

          (viii) the fact that an Event of Default or a Potential Event of Default shall have occurred and be continuing;

provided, in each case, that payment by the applicable Issuing Lender under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of such Issuing Lender under the circumstances in question (as determined by a final judgment of a court of competent jurisdiction).

     4.5  Nature of Issuing Lenders' Duties.

          As between Company and any Issuing Lender, Company assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by such Issuing Lender by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, such Issuing Lender shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit;
(iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of such Issuing Lender, including any act or omission by a Governmental Authority, and none of the above shall affect or impair, or prevent the vesting of, any of such Issuing Lender's rights or powers hereunder.

          In furtherance and extension and not in limitation of the specific provisions set forth in the first paragraph of this subsection 4.5, any action taken or omitted by any Issuing

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Lender under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to Company.

          Notwithstanding anything to the contrary contained in this subsection 4.5, Company shall retain any and all rights it may have against any Issuing Lender for any liability arising solely out of the gross negligence or willful misconduct of such Issuing Lender, as determined by a final judgment of a court of competent jurisdiction.

Section 5. SECURITY

     5.1  Collateral Documents.

          As continuing collateral security for the Obligations and the Secured Swap Obligations, Company shall deliver to Administrative Agent on behalf of the Lenders and the Swap Lenders the following Loan Documents on or before the Closing Date (unless expressly indicated otherwise):

          (i) the Holdings Guarantee;

          (ii) the Subsidiary Guarantee executed by, or joined in by, Acquisition Co. and NACG (prior to the Amalgamation), and each other Subsidiary Guarantor;

          (iii) a Debenture issued by Company, by Acquisition Co. and NACG (prior to the Amalgamation), and by each other Subsidiary Guarantor, together with a Deposit Instrument in respect of each;

          (iv) the Holdings Pledge Agreement in respect of all issued and outstanding stock of Company;

          (v) the Company Pledge Agreement in respect of all issued and outstanding stock of Acquisition Co. and Finance Co.;

          (vi) a Subsidiary Pledge Agreement executed by Acquisition Co. in respect of all issued and outstanding stock of NACG;

          (vii) a Subsidiary Pledge Agreement executed by NACG in respect of all issued and outstanding stock of its directly held Subsidiaries;

          (viii) a guarantee by Company of Secured Swap Obligations of Subsidiary Guarantors; and

          (ix) following Closing, from time to time, all other Collateral Documents hereafter provided as collateral security for the Obligations and the Secured Swap Obligations in accordance with the provisions of this Agreement, including pursuant to subsection 8.9.

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          Upon consummation of the Amalgamation, Amalco shall (for certainty)
forthwith confirm, as its continuing liability, all obligations of Acquisition Co. and NACG (as the amalgamating corporations) under the Subsidiary Guarantees and Collateral Documents executed by Acquisition Co. and NACG as aforesaid, and any other Loan Documents executed by them, and that the property of each of Acquisition Co. and NACG immediately prior to the Amalgamation continues to be subject to the Liens created by the Collateral Documents. In addition, Company shall, upon consummation of the Amalgamation, forthwith deliver to the Administration Agent the certificates representing all Capital Stock of Amalco, and shall cause Amalco to execute an addition agreement to the Company Pledge Agreement in its capacity as a corporation whose shares are subject to such pledge, with the intent and effect that all issued and outstanding stock of Amalco shall continue to be pledged to Administrative Agent pursuant to the Company Pledge Agreement.

     5.2  Registration.

          Company shall, at its expense, and upon consultation with Administrative Agent, register, file or record the Collateral Documents in all offices where such registration, filing or recording is necessary or of advantage to the creation, perfection and preservation of the security applicable to it, provided that:

          (i) registration against specific real property interests need only be effected against those parcels identified in Schedule 7.5B, and

          (ii) registration against specific vehicles or other equipment (security in respect of which can be registered in a personal property registry by way of serial number) need only be effected against those items identified in Schedule 7.5C;

until Administrative Agent, at the direction of the Requisite Lenders otherwise requests, which they may do at any time and from time to time.

          Company shall, in consultation with Administrative Agent, amend and renew such registrations, filings and recordings from time to time as and when required to keep them in full force and effect or to preserve the priority established by any prior registration, filing or recording thereof.

          To facilitate such ongoing perfection of the Collateral Documents, Company shall promptly notify Administrative Agent of:

               (a) any change in the location of Company's or any Subsidiary's Guarantor's chief executive office,

               (b) any acquisition (whether by purchase, lease or otherwise) of any property or assets which are intended to be used or kept outside of Alberta, British Columbia, Saskatchewan, Manitoba, Northwest Territories and Yukon Territory by Company or any Subsidiary Guarantor,

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               (c) any individual real properties, or any vehicles or other equipment, security in respect of which can be registered in a personal property registry by way of serial number (but that is not already subject to a specific registration as provided in this subsection 5.2), in which Company or its Subsidiaries has an interest, where any such asset has a fair market value in excess of Cdn.$2,000,000, in the case of real property interests, or in excess of Cdn.$1,250,000, in the case of such vehicles or other equipment, and

               (d) any of Company or Subsidiary Guarantor acquiring (whether by purchase, lease or otherwise) an interest in individual real properties, or in vehicles or other equipment, security in respect of which can be registered in a personal property registry by way of serial number, and where any such asset has a fair market value in excess of Cdn.$2,000,000, in the case of real property interests, or in excess of Cdn.$1,250,000, in the case of such vehicles or other equipment.

          Company shall, at its expense, register, file or record the Collateral Documents in all offices where such registration, filing or recording is necessary or of advantage to the creation, perfection and preserving of the security applicable to any interests that are the subject of clauses (c) and (d) above.

     5.3  Sharing Collateral Documents.

          Company and the Lenders agree and acknowledge that the Collateral Documents are being held by Administrative Agent to secure the Obligations and the Secured Swap Obligations on a pari passu basis. For purposes of the above sentence, pari passu basis means:

          (i) with respect to the Lenders (other than the Issuing Lender), proportional between (a) the Obligations owed to Lenders having Revolving Loan Exposure and the Obligations owed to Lenders having Term Loan Exposure, and (b) the aggregate of the Obligations plus the Secured Swap Obligations;

          (ii) with respect to each Issuing Lender, proportional between (a) the Obligations to it on account of Letter of Credit Usage, and (b) the aggregate of the Obligations plus the Secured Swap Obligations; and

          (iii) with respect to the Swap Lenders, proportional between (a) the Secured Swap Obligations and (b) the aggregate of the Obligations plus the Secured Swap Obligations.

          The Swap Lenders, as amongst themselves, will share their pro rata allocation of the Collateral Documents, as determined in paragraph (iii) above, based on a pro rata allocation of the aggregate outstanding Secured Swap Obligations (determined, if netting is legally available to a Swap Lender, on a net basis) owing to each Swap Lender.

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          If requested by any of Administrative Agent, the Requisite Lenders, an
Issuing Lender or any Swap Lender, then each of Administrative Agent and the Swap Lenders will enter into such further intercreditor agreements and assurances as may be reasonably requested to further evidence the sharing provisions of this subsection. The parties hereto agree, and such further agreements shall confirm, that Swap Lenders shall be entitled to share in the proceeds of realization as aforesaid, but shall have no vote in respect of amounts owed to them, and shall not have the right to initiate the enforcement of, or participate in any decisions in respect of the enforcement of, any of the Loan Documents unless and until there is no Term Loan Exposure and no Revolving Loan Exposure, and this Agreement has been terminated.

     5.4  Form of Collateral Documents.

          If Administrative Agent, acting reasonably, determines at any time and from time to time that the form and nature of the then existing Collateral Documents is deficient in any way or does not fully provide Administrative Agent and the Lenders and the Swap Lenders with the security and priority to which each is entitled hereunder, Company will forthwith execute and deliver or cause to be executed and delivered to Administrative Agent, at Company's expense, such amendments to the Collateral Documents or provide such new security as Administrative Agent may reasonably request.

          The forms of Collateral Documents shall have been or be prepared based upon the laws Alberta and other Applicable Laws in effect at the date hereof. Administrative Agent shall have the right to require that:

          (i) any such Collateral Documents be amended to reflect any changes in such laws, whether arising as a result of statutory amendments, court decisions or otherwise, in order to confer upon Administrative Agent the Collateral Documents intended to be created thereby, and

          (ii) Company and the Subsidiary Guarantors execute and deliver to Administrative Agent such other and further debentures, mortgages, trust deeds, assignments and security agreements as may be reasonably required to ensure Administrative Agent and the Lenders have and hold Liens on and against all of the property and assets of Company and the Subsidiary Guarantors.

     5.5  After-Acquired Property.

          All property acquired by or on behalf of Company or a Subsidiary Guarantor after the date of execution of the Collateral Documents (hereinafter collectively referred to as "After-Acquired Property"), will be subject to the charges and security interests of the Debentures, without any further conveyance, mortgage, pledge, charge, assignment or other act on the part of such parties. Without limiting the effect of the preceding sentence, Company will from time to time execute and deliver, or cause to be executed and delivered, and in consultation with Administrative Agent will cause to be registered, all at Company's expense, such instruments supplemental to the Collateral Documents, in form and substance satisfactory to Administrative Agent, acting reasonably, as may be necessary or desirable to ensure that the Collateral

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Documents as amended and supplemented constitute in favour of Administrative
Agent and the Lenders and the Swap Lenders a valid Lien over such After-Acquired Property as required hereunder.

     5.6  Continuing Collateral Documents.

          Each item or part of the Collateral Documents shall for all purposes be treated as a separate and continuing collateral security and shall be deemed to have been given in addition to and not in place of any other item or part of the Collateral Documents or any other security now held or hereafter acquired by Administrative Agent or the Lenders. No item or part of the Collateral Documents shall be merged or be deemed to have been merged in or by this Agreement or any documents, instruments or acknowledgements delivered hereunder, or any simple contract debt or any judgment, and any realization of or steps taken under or pursuant to any security, instrument or agreement shall be independent of and not create a merger with any other right available to the Lenders or Administrative Agent under any security, instruments or agreements held by it or at law or in equity.

     5.7  Dealing with Collateral Documents.

          Administrative Agent, with the consent of Requisite Lenders to the extent required by subsection 12.6, may grant extensions of time or other indulgences, accept compositions, and otherwise deal with Company and other parties as Administrative Agent may see fit, and may, subject to Section 5.3, during the existence of an Event of Default apply all amounts received from Company or others or from securities (including the Collateral Documents or any part thereof) upon such part of the liabilities of Company hereunder or under any of the Collateral Documents as Administrative Agent may think best, without prejudice to or in any way limiting the liability of Company and its Subsidiaries under this Agreement or under any of the Collateral Documents or any other collateral security.

     5.8  Effectiveness.

          The Collateral Documents shall be effective, and the undertakings as to the Collateral Documents herein or in any other Document shall be continuing, whether any Loans or Letters of Credit are then outstanding or any amounts thereby secured or any part thereof shall be owing before or after, or at the same time as, the creation of such Collateral Documents or before or after or upon the date of execution of any amendments to this Agreement.

     5.9  Release and Discharge of Collateral Documents.

          Except to the extent set forth in Section 11.6 and 12.14, 12.15, Company and the Subsidiary Guarantors shall not be discharged from the Collateral Documents or any part thereof except by a written release and discharge signed by Administrative Agent with the prior written consent of all Lenders. If all of the Obligations have been repaid, paid, satisfied and discharged, as the case may be, in full and the credit facilities established hereby have been fully cancelled, then the Collateral Documents shall be released and discharged by Administrative Agent and the Lenders. Administrative Agent, at the cost and expense of Company, shall from time to time do,

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execute and deliver, or cause to be done, executed and delivered, all such agreements, instruments, certificates, financing statements, notices and other documents and all acts, matters and things as may be reasonably requested by Company to give effect to, establish, evidence or record the foregoing release and discharge.

     5.10 Transfer of Collateral Documents.

          If RBC, in its capacity as Administrative Agent, or any successor thereto, in its capacity as Administrative Agent ceases to be Administrative Agent, such departing agent shall transfer and assign all of the Collateral Documents to the replacement agent.

Section 6. CONDITIONS TO LOANS AND LETTERS OF CREDIT

          The obligations of Lenders to make Loans (including the acceptance of Bankers' Acceptances) and to issue Letters of Credit hereunder, are subject to the satisfaction of the following conditions.

     6.1  Conditions to Term Loans and Initial Revolving Loans.

          The obligations of Lenders to make the Term Loans and any Revolving Loans to be made on the Closing Date are, in addition to the conditions precedent specified in subsection 6.2, subject to prior or concurrent satisfaction of the following conditions:

     A. Loan Party Documents. On or before the Closing Date, Company shall, and shall cause each other Loan Party to, deliver to Administrative Agent (with sufficient originally executed copies, where appropriate, for each Lender) the following with respect to Company or such Loan Party, as the case may be, each, unless otherwise noted, dated the Closing Date:

          (i) copies of the Organizational Documents of such Person, certified by the secretary or similar officer of the applicable Loan Party, together with a good standing certificate issued by the applicable governmental official for its jurisdiction of organization and each other jurisdiction in which such Person is qualified to do business, each dated a recent date prior to the Closing Date;

          (ii) resolutions of the Governing Body of such Person approving and authorizing the execution, delivery and performance of the Loan Documents to which it is a party, certified as of the Closing Date by the secretary or similar officer of such Person as being in full force and effect without modification or amendment;

          (iii) signature and incumbency certificates of the officers of such Person executing the Loan Documents to which it is a party;

          (iv) executed originals of the Collateral Documents and each other Loan Document to which such Person is a party; and

          (v) such other documents as Administrative Agent may reasonably request.

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     B. Fees. Company shall have paid to Administrative Agent, for distribution
(as appropriate) to Administrative Agent and Lenders, the fees payable on the Closing Date referred to in subsection 2.3.

     C. Corporate and Capital Structure; Ownership.

          (i) Corporate Structure. The corporate organizational structure of Holdings and its Subsidiaries, both before and after giving effect to the Acquisition and the Amalgamation, shall be as set forth on Schedule 7.1 annexed hereto.

          (ii) Capital Structure and Ownership. The capital structure and ownership of Holdings and its Subsidiaries, both before and after giving effect to the Acquisition and the Amalgamation, shall be as set forth on
     Schedule 7.1 annexed hereto.

          (iii) Management; Employment Contracts. The management structure of Holdings and its Subsidiaries after giving effect to the Acquisition and the Amalgamation, shall be as set forth on Schedule 7.1 annexed hereto, and Administrative Agent shall have received copies of, and shall be satisfied with the form and substance of, all employment contracts, if any, with senior management of any Loan Party.

     D. Representations and Warranties; Performance of Agreements. Company shall have delivered to Administrative Agent an Officer's Certificate, in form and substance satisfactory to Administrative Agent, to the effect that the representations and warranties in Section 7 are true, correct and complete in all material respects on and as of the Closing Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date) and that Company shall have performed and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before the Closing Date except as otherwise disclosed to and agreed to in writing by Administrative Agent, provided that, if a representation and warranty, covenant or condition is qualified as to materiality, with respect to such representation and warranty, covenant or condition the applicable materiality qualifier set forth above shall be disregarded for purposes of this condition.

     E. Financial Statements; Pro Forma Balance Sheet. On or before the Closing Date, Lenders shall have received from Company (i) audited financial statements of Norama Ltd. and its Subsidiaries for Fiscal Years 2001, 2002 and 2003, consisting of balance sheets and the related consolidated statements of income and cash flows for such Fiscal Years, (ii) unaudited financial statements of NAEL and NACG and its Subsidiaries as at September 30, 2003, consisting of a balance sheet and the related consolidated statements of income and cash flows for the 6-month period ending on such date, all in reasonable detail and certified by the chief financial officer of Company that they fairly present the financial condition of Norama Ltd. and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and (iii) estimated consolidated balance sheets of Company and its Subsidiaries as at the Closing Date, prepared in accordance with GAAP and reflecting the consummation of the

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Acquisition, the Amalgamation and the buyout of certain operating leases, the related financings and the other transactions contemplated by the Loan Documents and the Related Documents, which pro forma financial statements shall be in form and substance satisfactory to Administrative Agent.

     F. Opinions of Counsel to Loan Parties. Lenders shall have received originally executed copies of one or more favorable written opinions of Borden Ladner Gervais LLP and Bracewell & Patterson LLP, counsel for Loan Parties, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Closing Date and setting forth substantially the matters in the opinions designated in Exhibit XVIII and Exhibit XIX annexed hereto, respectively, and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request (this Credit Agreement constituting a written request by Company to such counsel to deliver such opinions to Lenders).

     G. Opinions of Counsel Delivered Under Related Documents. Administrative Agent shall have received copies of each of the opinions of counsel delivered to the parties under the Related Documents, together with a letter from each such counsel (to the extent not inconsistent with such counsel's established internal policies) authorizing Lenders to rely upon such opinion to the same extent as though it were addressed to Lenders.

     H. Evidence of Insurance. Company shall have in effect insurance policies conforming to the requirement in subsection 8.4. Administrative Agent shall have received from Company's insurance broker binder letters or certificates evidencing the insurance maintained by the Company and its Subsidiaries, and evidencing that Administrative Agent has been named as additional insured and/or loss payee thereunder to the extent required under subsection 8.4, and shall have also have received a certificate from Company confirming that such insurance is in compliance with the requirements in subsection 8.4.

     I. Necessary Governmental Authorizations and Consents; Expiration of Waiting Periods, Etc. Company shall have obtained all Governmental Authorizations and all consents of other Persons, in each case that are necessary or advisable in connection with the Acquisition and the Amalgamation, the other transactions contemplated by the Loan Documents and the Related Documents and the continued operation of the business conducted by NACG and its Subsidiaries in substantially the same manner as conducted prior to the Closing Date, except in a case where the failure to obtain or maintain a Governmental Authorization or consent, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Each such Governmental Authorization and consent shall be in full force and effect, except in a case where the failure to obtain or maintain a Governmental Authorization or consent, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose materially adverse conditions on the Acquisition and the Amalgamation or the financing thereof. No action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable Governmental Authority to take action to set aside its consent on its own motion shall have expired.

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     J. Security Interests. Administrative Agent shall have received evidence satisfactory to it that Holdings, Company and Subsidiary Guarantors shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings (other than the filing or recording of items described in clauses (ii), (iii) and (iv) below) that may be necessary or, in the opinion of Administrative Agent, desirable in order to create in favor of Administrative Agent, for the benefit of Lenders, a valid and (upon such filing and recording) perfected Lien in all present and after-acquired personal property Collateral. Such actions shall include the following:

          (i) Stock Certificates and Instruments. Delivery to Administrative Agent of (a) certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise satisfactory in form and substance to Administrative Agent) representing all Capital Stock pledged pursuant to the Holdings Pledge Agreement, the Company Pledge Agreement and the Subsidiary Pledge Agreements (if applicable), and (b) all promissory notes or other instruments (duly endorsed, where appropriate, in a manner satisfactory to Administrative Agent) evidencing any Collateral;

          (ii) Lien Searches and Financing Change Statements. Delivery to Administrative Agent of:

               (a) the results of a recent search, by a Person satisfactory to Administrative Agent, of all effective financing statements and fixture filings and all judgment and tax lien filings which may have been made with respect to any property of any Loan Party, together with copies of all such filings disclosed by such search, and

               (b) financing change statements duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective financing statements or fixture filings disclosed in such search (other than any such financing statements or fixture filings in respect of Liens permitted to remain outstanding pursuant to the terms of this Agreement), or undertakings in respect of the foregoing executed by applicable Persons and acceptable to Administrative Agent.

          (iii) Financing Statements. Delivery to Administrative Agent of confirmation of the filing of all financing statements in respect of each applicable Loan Party (if required) with respect to all Collateral of such Loan Party, for filing in all jurisdictions as may be necessary or, in the opinion of Administrative Agent, desirable to perfect the security interests created in such Collateral pursuant to the Collateral Documents, including the specific equipment referred to subsection 5.2;

          (iv) Certificates of Registration, Etc. Delivery to Administrative Agent of copies of certificates of registration (or other evidence of the accuracy of serial number descriptions satisfactory to Administrative Agent acting reasonably) with respect to the

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     motor vehicles and other equipment of Loan Parties which are to be the subject of the specific equipment registrations referred to subsection 5.2 and the taking of all actions necessary to cause Administrative Agent to be noted as lienholder thereon or otherwise necessary to perfect the Lien granted to Administrative Agent on behalf of Lenders in such equipment, provided that certificates or other such evidence not available on the Closing Date shall be provided to Administrative Agent within 60 days after the Closing Date; and

          (v) Opinions of Local Counsel. Delivery to Administrative Agent of an opinion of counsel (which counsel shall be reasonably satisfactory to Administrative Agent) under the laws of each jurisdiction in which any Loan Party or Collateral is located with respect to the creation and perfection of the security interests in favor of Administrative Agent in such Collateral and such other matters governed by the laws of such jurisdiction regarding such security interests as Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to Administrative Agent.

     K. Closing Date Mortgages; Closing Date Mortgage Opinions; Etc. Administrative Agent shall have received from Company and each applicable Subsidiary Guarantor:

          (i) Closing Date Mortgages. Fully executed Mortgages (each a "Closing Date Mortgage" and, collectively, the "Closing Date Mortgages"), in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering each real property listed in Schedule 7.5B annexed hereto (each a "Closing Date Mortgaged Property" and, collectively, the "Closing Date Mortgaged Properties"), provided that Company or NACG shall provide to the Administrative Agent as soon as it is commercially reasonable to do so after the Closing Date and in any event no later than 60 days after the Closing Date, a real property report prepared by an Alberta Land Surveyor, in good standing, confirming the legal description of the lands under the lease (the "Spruce Grove Lease") dated December 1, 1997 between Acheson Properties Ltd. (as successor in title to Norama Inc.), as landlord, and NACG, as tenant, as amended, and confirming that the improvements occupied by NACG (and Amalco as its successor) are located on and within the boundaries of such lands.

          (ii) Opinions of Local Counsel. An opinion of counsel (which counsel shall be reasonably satisfactory to Administrative Agent) in each jurisdiction in which a Closing Date Mortgaged Property is located with respect to the enforceability of the form(s) of Closing Date Mortgages to be recorded in such jurisdiction and such other matters as Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to Administrative Agent.

     L. Borrowing Base Certificate. On or before the Closing Date, Company shall have delivered to Administrative Agent a Borrowing Base Certificate relating to the Borrowing Base substantially in the form of Exhibit VI annexed hereto, prepared as of a recent date prior to the Closing Date. After giving effect to the Loans funded and any Letters of Credit issued on the

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Closing Date, the Borrowing Base on the Closing Date shall equal or exceed the
Total Utilization of Revolving Loan Commitments plus the principal amount of the Term Loans (including for certainty the face amount of Bankers' Acceptances accepted by Lenders having Term Loan Commitments).

     M. Matters Relating to Existing Indebtedness and Existing Operating Leases of Company and its Subsidiaries.

          (i) Repayment of Existing Indebtedness; Release of Existing Liens. On the Closing Date, NAEL, NACG and its Subsidiaries shall have (a) repaid in full all of their respective existing outstanding Indebtedness, (b) terminated any outstanding commitments to lend or make other extensions of credit, (c) delivered to Administrative Agent all documents or instruments necessary to release all Liens securing Indebtedness or other obligations of NAEL, NACG and/or its Subsidiaries thereunder, and (d) made arrangements satisfactory to Administrative Agent, acting reasonably, with respect to the cancellation of any letters of credit outstanding or the issuance of Letters of Credit to support the obligations of NAEL, NACG and/or its Subsidiaries with respect thereto.

          (ii) Purchase of Leased Equipment. Except for the equipment described on Schedule 6.1M, all equipment utilized by NAEL, NACG or any of its Subsidiaries on a lease basis immediately prior to the consummation of the transactions contemplated by the Loan Documents, shall as of the Closing Date, be owned outright by Company or its applicable Subsidiary, free and clear of Liens and encumbrances (other than Liens permitted under subsection 9.2).

     N. Solvency Assurances. On the Closing Date, Administrative Agent shall have received an Officer's Certificate of Company dated the Closing Date, substantially in the form of Exhibit X annexed hereto and with appropriate attachments, in each case demonstrating that, after giving effect to the consummation of the transactions contemplated by the Loan Documents, Company and each guaranteeing Subsidiary Guarantor taken as a whole will be Solvent.

     O. Proceeds of Debt and Equity Capitalization of Holdings and Company.

          (i) Equity Capitalization of Parent. On or before the Closing Date, Sterling, its Affiliates and other investors shall have purchased all of the outstanding Parent Common Stock for consideration of not less than Cdn.$92,500,000 in cash.

          (ii) Equity Capitalization of Holdings. On or before the Closing Date,
     (a) Parent shall have contributed to Holdings, as common equity, at least Cdn.$92,500,000 received by Parent from the sale of Parent Common Stock, and (b) Holdings shall have issued the Holdings Preferred Stock for consideration of the Exchange Shares.

          (iii) Debt and Equity Capitalization of Company. On or before the Closing Date, (a) Holdings shall have contributed to Company, as common equity, the Exchange Shares and all amounts received as a capital contribution from Parent pursuant to clause

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     (ii)(a) above, and (b) Company shall have issued and sold not less than
     U.S.$200,000,000 in aggregate principal amount of Senior Notes.

          (iv) Use of Proceeds by Company. On the Closing Date, Company shall have provided evidence satisfactory to Administrative Agent that the proceeds of the debt and equity capitalization of Company described in the immediately preceding clause (iii) have been irrevocably committed, prior to the application of the proceeds of the Term Loans and any Revolving Loans made on the Closing Date, to the payment of a portion of the Acquisition Financing Requirements (by virtue of the loan or contribution thereof to Acquisition Co., and Acquisition Co.'s irrevocable commitment to satisfy the Acquisition Financing Requirements).

     P. Related Documents.

          (i) Related Documents. Administrative Agent shall have received a fully executed or conformed copy of each Related Document and any documents executed in connection therewith, each be satisfactory in form and substance to Administrative Agent, and each shall be in full force and effect, and no provision thereof shall have been modified or waived in any respect determined by Administrative Agent to be material, in each case without the consent of Administrative Agent.

          (ii) Officer's Certificate. Administrative Agent shall have received an Officer's Certificate from Company to the effect that:

               (a) the representations and warranties in the Acquisition Agreement made by each party thereto are true, correct and complete in all material respects on and as of the Closing Date to the same extent as though made on and as of that date,

               (b) the Acquisition Agreement is in full force and effect and no provision thereof has been modified or waived in any respect without the consent of Administrative Agent, and

               (c) each such party has complied with all agreements and conditions contained in the Acquisition Agreement and any agreements or documents referred to therein required to be performed or complied with by each of them on or before the Closing Date and no party is in default in performance or compliance with any of the terms or provisions thereof, provided that, as to parties to the Acquisition that are not Loan Parties, such certificate shall be made to the best of such Officer's knowledge.

     Q.   Consummation of Acquisition and Amalgamation.

          (i) All conditions to the closing of the Acquisition set forth in the Acquisition Agreement shall have been satisfied (except for the actual funding thereunder), or the

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     fulfillment of any such conditions shall have been waived with the consent of Administrative Agent.

          (ii) Upon payment of the purchase price under the Purchase Agreement, the Acquisition will thereupon be completed in accordance with the terms of the Acquisition Agreement.

          (iii) The Administrative Agent shall have received undertakings satisfactory to Administrative Agent of counsel for Company to the effect that:

               (a) the Articles of Amalgamation will be filed forthwith upon consummation of the Acquisition,

               (b) the documents referred to in the last paragraph of subsection
               5.1 shall be held in escrow by counsel for the Administrative Agent, subject to no conditions on their release to the Administrative Agent except confirmation of the Amalgamation, and

               (c) a certified copy of the filed Articles of Amalgamation and Certificate of Amalgamation resulting therefrom will be provided to Administrative Agent forthwith upon it becoming available.

          (iv) Administrative Agent shall be satisfied that, in the ordinary course, and based on the aforementioned undertaking, the Amalgamation will become effective in accordance with the terms of the Articles of Amalgamation immediately following the closing of the Acquisition.

          (v) The aggregate cash consideration paid to the Sellers in connection with the Acquisition shall not exceed Cdn.$371,000,000, and Administrative Agent shall have received evidence to its satisfaction to such effect.

          (vi) Transaction Costs shall not exceed Cdn.$25,000,000, and Administrative Agent shall have received evidence to its satisfaction to such effect.

          (vii) Administrative Agent shall have received an Officer's Certificate of Company to the effect set forth in clauses (i), (ii), (v) and (vi) above and confirming that, in all events, Company will cause the Amalgamation to be completed immediately following the closing of the Acquisition.

     R. Completion of Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

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     S. Minimum Pro-Forma Consolidated EBITDA. On or before the Closing Date,
Company shall have delivered to Administrative Agent an Officer's Certificate, executed by a senior Officer of Company, demonstrating in reasonable detail that the Consolidated EBITDA of Company and its Subsidiaries, on a combined basis, for the twelve-month period ending September 30, 2003, calculated on a pro-forma basis in the manner set forth in the pro-forma financial statements referred to in Section 4.7(a)(v)(C) of the Acquisition Agreement, as if the Acquisition, the Amalgamation and the other transactions consummated on the Closing Date, had occurred at the beginning of such period, is not less than Cdn.$75,000,000.

     T. Credit Rating. Prior to the Closing Date, the Senior Notes shall have received a credit rating no lower than B3 from Moody's and B- from S&P, respectively, and as of the Closing Date each such rating shall be in full force and effect.

     6.2  Conditions to All Loans.

          The obligations of Lenders to make Loans (including the acceptance of Bankers' Acceptances) on each Funding Date are subject to the following further conditions precedent:

     A. Notice of Borrowing. Administrative Agent shall have received before that Funding Date, in accordance with the provisions of subsection 2.1B, a Notice of Borrowing, in each case signed by a duly authorized Officer of Company.

     B. Funding Condition. As of that Funding Date:

          (i) after giving effect to the Revolving Loans and/or Letters of Credit requested on such Funding Date, the Total Utilization of Revolving Loan Commitments shall not exceed (1) the Revolving Loan Commitments then in effect, or (2) the Borrowing Base then in effect, less the aggregate principal amount of all outstanding Term Loans including, for certainty, the face amount of all outstanding Bankers' Acceptances and BA Discount Notes thereunder;

          (ii) the representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date, provided, that, if a representation and warranty is qualified as to materiality, with respect to such representation and warranty, the materiality qualifier set forth above shall be disregarded for purposes of this condition;

          (iii) no event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute an Event of Default or a Potential Event of Default;

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          (iv) each Loan Party shall have performed in all material respects all agreements and satisfied all conditions (other than those already satisfied or waived under subsection 6.1) which this Agreement provides shall be performed or satisfied by it on or before that Funding Date; and

          (v) no order, judgment or decree of any arbitrator or Governmental Authority shall purport to enjoin or restrain any Lender from making the Loans or issuing any Letter of Credit to be made by it on that Funding Date.

     6.3  Conditions to Letters of Credit.

          The issuance of any Letter of Credit hereunder (whether or not the applicable Issuing Lender is obligated to issue such Letter of Credit) is subject to the following conditions precedent:

     A. Initial Loans. On or before the date of issuance of the initial Letter of Credit pursuant to this Agreement, the initial Loans shall have been made.

     B. Request for Issuance. On or before the date of issuance of such Letter of Credit, Administrative Agent shall have received, in accordance with the provisions of subsection 4.1B(i), an originally executed Request for Issuance (or a facsimile copy thereof) in each case signed by a duly authorized Officer of Company, together with all other information specified in subsection 4.1B(i) and such other documents or information as the applicable Issuing Lender may reasonably require in connection with the issuance of such Letter of Credit.

     C. Funding Conditions. On the date of issuance of such Letter of Credit, all conditions precedent described in subsection 6.2B shall be satisfied.

     6.4  Waiver.

          The conditions set forth in Sections 6.1, 6.2 and 6.3 are inserted for the sole benefit of the Lenders and Administrative Agent and may be waived by the Requisite Lenders (in the case of Section 6.2 and 6.3) and by all of the Lenders (in the case of Section 6.1), in whole or in part (with or without terms or conditions) without prejudicing the right of the Lenders or Administrative Agent at any time to assert such waived conditions in respect of the making of any subsequent Loan or Letter of Credit to the extent that it applies thereto.

Section 7. COMPANY'S REPRESENTATIONS AND WARRANTIES

          In order to induce Lenders to enter into this Agreement and to make the Loans, to induce Issuing Lenders to issue Letters of Credit and to induce Revolving Lenders to purchase participations therein, Company (and for purposes of this Section, references to Company's Subsidiaries shall be deemed to include NACG and Acquisition Co., and following the Amalgamation, Amalco) represents and warrants (effective, in the case of representations and warranties given as of the Closing Date only, immediately after the Acquisition and the Amalgamation, and in all other cases, effective immediately after the Acquisition and the

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Amalgamation and at such other times as provided for herein) to Administrative
Agent and each Lender:

     7.1 Organization, Powers, Qualification, Good Standing, Business and Subsidiaries.

     A. Organization and Powers. Each of Holdings and its Subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization as specified, both (i) as of the Closing Date and immediately prior to the Amalgamation, and (ii) immediately after the Amalgamation, in Schedule 7.1 annexed hereto. Each of Holdings and its Subsidiaries has all requisite corporate or partnership power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents and the Related Documents to which it is a party and to carry out the transactions contemplated thereby.

     B. Qualification and Good Standing. Each of Holdings and its Subsidiaries is qualified to do business and is in good standing in every jurisdiction in which the location of its assets or the conduct of its business require it to be so qualified and in good standing, except in jurisdictions where the failure to be so qualified or in good standing has not had and could not reasonably be expected to result in a Material Adverse Effect.

     C. Conduct of Business. Holdings and its Subsidiaries are engaged only in the businesses permitted to be engaged in pursuant to subsections 9.11, 10.13 and 10.14.

     D. Subsidiaries. All of the Subsidiaries of Company as of the Closing Date and their jurisdictions of organization are identified in Schedule 7.1 annexed hereto, as said Schedule 7.1 may be supplemented from time to time pursuant to the provisions of subsection 8.1(xii). The Capital Stock of each of the Subsidiaries of Company identified in Schedule 7.1 annexed hereto (as so supplemented), is duly authorized, validly issued, fully paid and nonassessable (in each case to the extent such legal concept is applicable to such type of Capital Stock) and none of such Capital Stock constitutes Margin Stock. Schedule
7.1 annexed hereto (as so supplemented) correctly sets forth the ownership interest of Company and each of its Subsidiaries in each of the Subsidiaries of Company identified therein.

     7.2  Authorization of Borrowing, etc.

     A. Authorization of Borrowing. The execution, delivery and performance of the Loan Documents and the Related Documents have been duly authorized by all necessary action on the part of each Loan Party that is a party thereto.

     B. No Conflict. The execution, delivery and performance by Loan Parties of the Loan Documents and the Related Documents to which they are parties and the consummation of the transactions contemplated by the Loan Documents and the Related Documents do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Holdings or any of its Subsidiaries, the Organizational Documents of Holdings or any of its Subsidiaries or any order, judgment or decree of any court or other Governmental Authority

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binding on Holdings or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any material Contractual Obligation of Holdings or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Closing Date and disclosed in writing to Lenders.

     C. Governmental Consents. The execution, delivery and performance by Loan Parties of the Loan Documents and the Related Documents to which they are parties and the consummation of the transactions contemplated by the Loan Documents and the Related Documents do not and will not require any Governmental Authorization, except as have been obtained, or are being obtained and listed in
Schedule 7.2, or are registrations of the Collateral Documents being made pursuant to Section 5.2.

     D. Binding Obligation. Each of the Loan Documents and the Related Documents has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Person, enforceable against such Person in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     E. Valid Issuance of Parent Common Stock, Holdings Preferred Stock, and Senior Notes.

          (i) Parent Common Stock and Holdings Preferred Stock. The Parent Common Stock and Holdings Preferred Stock to be sold on or before the Closing Date, when issued and delivered, will be duly and validly issued, fully paid and nonassessable. The issuance and sale of such Parent Common Stock and Holdings Preferred Stock, upon such issuance and sale, will either (a) have been registered or qualified under applicable securities laws or (b) be exempt therefrom.

          (ii) Senior Notes. Company has the corporate power and authority to issue the Senior Notes. The Senior Notes, when issued and paid for, will be legally valid and binding obligations of Company, enforceable against Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The Senior Notes, when issued and sold, will either (a) have been registered or qualified under applicable securities laws or (b) be exempt therefrom.

     7.3  Financial Condition.

          Company has heretofore delivered to Administrative Agent, at Lenders' request, the financial statements and information described in subsection 6.1E. All such statements other

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than pro forma financial statements were prepared in conformity with GAAP and fairly present, in all material respects, the financial position (on a consolidated basis) of the entities described in such financial statements as at the respective dates thereof and the results of operations and cash flows (on a consolidated basis) of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit, absence of footnotes and normal year-end adjustments. As of the Closing Date, neither Company nor any of its Subsidiaries has (and immediately following the funding of the initial Loans will not have) any Contingent Obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the foregoing financial statements or the notes thereto and, as of any Funding Date subsequent to the Closing Date, is not reflected in the most recent financial statements delivered to Administrative Agent pursuant to subsection
8.1 or the notes thereto and that, in any such case, is material in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries (except to the extent incurred after the period covered by such financial statements and such incurrence is permitted by this Agreement and except for any such matter that need not, in accordance with GAAP, be reflected in such financial statements and which has been otherwise expressly disclosed to Administrative Agent in writing).

     7.4  No Material Adverse Change; No Restricted Junior Payments.

          Since March 31, 2003, no event or change has occurred that has resulted in or evidences, either in any case or in the aggregate, a Material Adverse Effect that is continuing. Neither Company nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so except as permitted by subsection 9.5. Company and its Subsidiaries are in compliance with all laws and regulations applicable to it where failure to be in compliance could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     7.5  Title to Properties; Liens; Real Property; Intellectual Property.

     A. Title to Properties; Liens. Company and its Subsidiaries have (i) good, sufficient and legal title to (in the case of fee interests in real property),
(ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), or (iii) good title to (in the case of all other personal property), all of their respective properties and assets reflected in the financial statements referred to in subsection 7.3 or in the most recent financial statements delivered pursuant to subsection 8.1, in each case except
(A) for assets disposed of since the date of such financial statements in the ordinary course of business, (B) as otherwise permitted under subsection 9.7, or
(C) where failure to have such title could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

     B. Real Property. As of the Closing Date, Schedule 7.5B annexed hereto contains a true, accurate and complete list of (i) all fee interests in any real property, and (ii) all leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) in real property, regardless of whether a Loan Party is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease,

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sublease or assignment. Except as specified in Schedule 7.5B annexed hereto, as of the Closing Date each agreement listed in clause (ii) of the immediately preceding sentence is in full force and effect and no defaults by any Loan Party currently exist thereunder, and Company does not have knowledge of any defaults by any third party currently existing thereunder, in any case where any such defaults could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Each such agreement constitutes the legally valid and binding obligation of each applicable Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles.

     C. Material Serial Number Equipment. As of the Closing Date, Schedule 7.5C annexed hereto contains a true, accurate and complete list of (i) all interests of any Loan Party in any vehicles or other equipment that can be registered in a personal property registry by way of serial number, regardless of whether the Loan Party is an owner or lessee thereof, and which vehicle or other equipment individually has a fair market value of Cdn.$1,250,000 or more, and (ii) the serial numbers of such vehicles or other equipment. As of the Closing Date each lease agreement in respect of any vehicle or other equipment listed in Schedule 7.5C is in full force and effect and no defaults by any Loan Party currently exist thereunder, and Company does not have knowledge of any defaults by any third party currently existing thereunder, in any case where any such defaults could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Each such agreement constitutes the legally valid and binding obligation of each applicable Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles.

     D. Intellectual Property. As of the Closing Date, Company and its Subsidiaries own or have the right to use all Intellectual Property used in the conduct of their business, except where the failure to own or have such right to use in the aggregate could not reasonably be expected to result in a Material Adverse Effect. No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does Company know of any valid basis for any such claim, except for such claims that in the aggregate could not reasonably be expected to result in a Material Adverse Effect. The use of such Intellectual Property by Company and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. All applicable registrations of and applications for Intellectual Property, and all unregistered Intellectual Property, that are owned or licensed by Company or any of its Subsidiaries on the Closing Date and that are material to their respective operations are described on Schedule 7.5D annexed hereto.

     7.6  Litigation; Adverse Facts.

          There are no Proceedings (whether or not purportedly on behalf of Holdings or any of its Subsidiaries) before or by any court or other Governmental Authority (including any

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Environmental Claims) that are, to the knowledge of Company, threatened or pending against or by Holdings or any of its Subsidiaries or any property or operations of Holdings or any of its Subsidiaries and that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither Company, Holdings nor any of its Subsidiaries (i) is in violation of any Applicable Laws (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or (ii) is subject to or in default with respect to any final judgments, writs, injunctions or decrees of any court or other Governmental Authority that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

     7.7  Payment of Taxes.

          Except to the extent permitted by subsection 8.3, all tax returns and reports of Holdings and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon Holdings and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises that are due and payable have been paid when due and payable, except where failure to do so could not reasonably be expected to have a Material Adverse Effect. Company knows of no proposed tax assessment against Holdings or any of its Subsidiaries that is not being contested by Holdings or such Subsidiary in good faith and by appropriate proceedings, provided that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

     7.8  Performance of Agreements; Material Contracts.

     A. Neither Company nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except in either case where the consequences, direct or indirect, of such default or defaults, if any, could not reasonably be expected to result in a Material Adverse Effect.

     B. Schedule 7.8 contains a true, correct and complete list of all the Material Contracts in effect on the Closing Date.

     C. All Material Contracts are in full force and effect and no material defaults by any Loan Party currently exist thereunder, and Company does not have knowledge of any material defaults by any third party currently existing thereunder.

     7.9  Benefit Plans.

          Company and its Subsidiaries have made full payment when due of all required contributions to any Benefit Plan except where failure to do so individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

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     7.10 Certain Fees.

          Except as provided in the Advisory Services Agreement, no broker's or finder's fee or commission will be payable by any Loan Party with respect to this Agreement or any of the transactions contemplated hereby, and Company hereby indemnifies Lenders against, and agrees that it will hold Lenders harmless from, any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

     7.11 Environmental Protection.

          (i) Neither Company nor any of its Subsidiaries nor any of their respective Facilities or operations are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to
     (a) any Environmental Law, (b) any Environmental Claim, or (c) any Hazardous Materials Activity that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

          (ii) There are and, to Company's knowledge, have been no conditions, occurrences, or Hazardous Materials Activities that could reasonably be expected to form the basis of an Environmental Claim against Company or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

          (iii) All Governmental Authorizations required by Environmental Law for Hazardous Materials Activities of the Company or any of its Subsidiaries have been obtained by the Company or its Subsidiaries, as the case may be, and to the knowledge of the Company, are in full force and effect and the Company and its Subsidiaries have not committed a breach or default of any terms and conditions of such Governmental Authorizations that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

          (iv) Neither Company nor, to Company's knowledge, any of its Subsidiaries, is aware of any event or circumstances which are reasonably expected to result in any Governmental Authorizations for any Hazardous Materials Activities not being renewed, extended or replaced in the ordinary course by a Governmental Authority over the expiry of such Governmental Authorizations, in any case where, individually or in the aggregate, such non-renewal could reasonably be expected to result in a Material Adverse Effect.

          (v) Compliance with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect.

          Except where any obligations or liabilities resulting therefrom, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither

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Company's nor any of its Subsidiaries nor, to Company's knowledge, any predecessor of Company or any of its Subsidiaries' operations or Facilities involves or involved the generation, transportation, treatment, storage or disposal of Hazardous Materials over any limits or quantities or in concentrations in excess of limits, quantities or concentrations prescribed by Environmental Laws or any applicable Governmental Authorizations.

     7.12 Employee Matters.

          There is no strike or work stoppage in existence or threatened involving Company or any of its Subsidiaries that could reasonably be expected to result in a Material Adverse Effect.

     7.13 Solvency.

          As of the Closing Date (after giving effect to the transactions contemplated hereby on such date), Company is, and Company and its Subsidiaries taken as a whole are, Solvent. As of each Funding Date, upon the incurrence of any Loans by, or the issuance of Letters of Credit for the account of, any Loan Party on such date, Company is, and Company and its Subsidiaries taken as a whole are, Solvent.

     7.14 Matters Relating to Collateral.

     A. Creation, Perfection and Priority of Liens. The execution and delivery of the Collateral Documents by Loan Parties, together with (i) the actions that have been taken, and (ii) the delivery to Administrative Agent of any Pledged Collateral in accordance herewith, are effective to create in favor of Administrative Agent for the benefit of Lenders, as security for the Obligations and the Secured Swap Obligations, a valid Lien on all of the Collateral, and all filings and other actions necessary or desirable to perfect and maintain the perfection and First Priority status of such Liens have been duly made or taken and remain in full force and effect.

     B. Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required on the part of or in respect of any Loan Party for either (i) the pledge or grant by any Loan Party of the Liens purported to be created in favor of Administrative Agent pursuant to any of the Collateral Documents or (ii) the exercise by Administrative Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by Applicable Law), except for filings or recordings contemplated by subsection 7.14A.

     C. Absence of Third-Party Filings. Except such as may have been filed in favor of Administrative Agent as contemplated by subsections 5.2 and 7.14A and to evidence permitted lease obligations and other Liens permitted pursuant to subsection 9.2A, (i) no effective financing statement, fixture filing, caveat, encumbrance or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office, and (ii) no effective filing covering all or any part of the IP Collateral is on file in any Canadian registry allowing or contemplating such filings.

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     D. Information Regarding Collateral. All information supplied to
Administrative Agent by or on behalf of any Loan Party with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

     7.15 Disclosure.

          As of the Closing Date, no representation or warranty of Holdings or any of its Subsidiaries contained in the Confidential Information Memorandum, in any Loan Document, Related Document or in any other document, certificate or written statement furnished to Lenders by or on behalf of Holdings or any of its Subsidiaries for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact (known to Company, in the case of any document not furnished by it and not otherwise expressly disclosed in any other of the above-described documents) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by Company to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There are no facts known (or which should upon the reasonable exercise of diligence be known) to Company (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby.

     7.16 Related Documents.

     A. Delivery of Related Documents. Company has delivered to Lenders complete and correct copies of each Related Document and of all exhibits and schedules thereto.

     B. Sellers' Warranties. Except to the extent otherwise set forth herein or in the schedules hereto, to Company's knowledge, each of the representations and warranties given by Sellers to Company in the Acquisition Agreement is true and correct in all material respects as of the date hereof (or as of any earlier date to which such representation and warranty specifically relates) and will be true and correct in all material respects as of the Closing Date (or as of such earlier date, as the case may be), in each case subject to the qualifications set forth in the schedules to the Acquisition Agreement.

     C. Warranties of Company. Subject to the qualifications set forth therein, each of the representations and warranties given by Company to Sellers in the Acquisition Agreement is true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the Closing Date.

     D. Survival. Notwithstanding anything in the Acquisition Agreement to the contrary, the representations and warranties of Company set forth in subsections 7.16B and

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7.16C shall, solely for purposes of this Agreement, be deemed to be made in favour of the Lenders and shall survive the Closing Date for the benefit of Lenders.

     7.17 Accounts.

          Except as disclosed in the written information provided to Administrative Agent and Lenders by Company, Administrative Agent may rely in all material respects upon all statements, warranties, or representations made in any Borrowing Base Certificate or other written report regarding accounts receivable delivered hereunder by Company in determining which items of Collateral are to be deemed Eligible Accounts Receivable.

     7.18 Deemed Repetition.

     On each Funding Date:

          (i) Representations True: each of the representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date (provided that if a representation and warranty is qualified as to materiality, with respect to such representation and warranty, the materiality qualifier set forth above shall be disregarded for purposes of this representation), and Company shall so confirm in the applicable Notice of Borrowing; and

          (ii) No Default: Company shall be deemed to have represented to Administrative Agent and the Lenders that, except as has otherwise been notified to Administrative Agent in writing and has been waived in accordance herewith, no Potential Event of Default or Event of Default has occurred and is continuing nor will any such event occur as a result of the aforementioned borrowing.

Section 8. COMPANY'S AFFIRMATIVE COVENANTS

          Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations, the satisfaction of all Bankers' Acceptances and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 8.

     8.1  Financial Statements and Other Reports.

          Company will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Company will deliver to Administrative Agent, in sufficient copies for delivery to all Lenders:

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          (i) Events of Default, Filings, etc.: promptly upon any officer of
     Company obtaining knowledge:

               (a) of any condition or event that constitutes an Event of Default or Potential Event of Default, or becoming aware that any Lender has given any notice (other than to Administrative Agent) or taken any other action with respect to a claimed Event of Default or Potential Event of Default,

               (b) that any Person has given any notice to Company or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in subsection 10.2,

               (c) of any condition or event that would be required to be disclosed in a material change report filed by Company with the Alberta Securities Commission if Company were required to file such reports under the Securities Act (Alberta),

               (d) of any default or claimed default under any lease of real property that has an aggregate value in excess of Cdn. $2,000,000, or any lease of vehicles or other equipment that has an aggregate value in excess of Cdn. $1,250,000, in either case that would entitle the lessor to terminate any lease in respect of such assets; or

               (e) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect,

     an Officer's Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Potential Event of Default, default, event or condition, and what action Company has taken, is taking and proposes to take with respect thereto;

          (ii) Monthly and Quarterly Financials: as soon as available and in any event within 30 days after the end of each month and within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year,

               (a) the consolidated balance sheet of Company and its Subsidiaries as at the end of such fiscal period and the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such fiscal period and for the period from the beginning of the then current Fiscal Year to the end of such fiscal period, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, to the extent prepared for such fiscal period, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments,

               (b) a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management for such fiscal period and for the period from the beginning of the then current Fiscal Year to the end of such fiscal period, and

               (c) a listing of all Material Contracts entered into by a Loan Party in such fiscal period, together with a copy of each such Material Contract which is reasonably expected to generate gross revenue to the Loan Parties in excess of Cdn.$50,000,000 over the term of the contract and any expected renewals thereof.

          (iii) Year-End Financials: as soon as available and in any event within 90 days after the end of each Fiscal Year:

               (a) the consolidated balance sheets of Company and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Plan for the Fiscal Year covered by such financial statements, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated,

               (b) a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Year, and

               (c) in the case of such consolidated financial statements, a report thereon of one of the "Big 4" accounting firms or other independent chartered accountants of recognized national standing selected by Company and satisfactory to Administrative Agent, which report shall be unqualified, shall express no doubts, assumptions or qualifications concerning the ability of Company and its Subsidiaries to continue as a going concern, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

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          (iv) Compliance Certificates: together with each delivery of financial statements pursuant to subclauses (ii) and (iii) above,

               (a) an Officer's Certificate of Company stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of such Officer's Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Company has taken, is taking and proposes to take with respect thereto; and

               (b) a Compliance Certificate demonstrating in reasonable detail compliance during and at the end of the applicable accounting periods with those covenants and restrictions contained in Section 9 set forth on the form of Compliance Certificate attached hereto;

          (v) Reconciliation Statements: if, as a result of any change in accounting principles and policies from those used in the preparation of the audited financial statements referred to in subsection 7.3, the consolidated financial statements of Company and its Subsidiaries delivered pursuant to subclauses (ii), (iii) or (xii) of this subsection 8.1 will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subclauses had no such change in accounting principles and policies been made, then

               (a) together with the first delivery of financial statements pursuant to subclause (ii), (iii) or (xii) of this subsection 8.1 following such change, consolidated financial statements of Company and its Subsidiaries for (y) the current Fiscal Year to the effective date of such change and (z) either (i) the two full Fiscal Years immediately preceding the Fiscal Year in which such change is made, in each case prepared on a pro forma basis as if such change had been in effect during such periods or (ii) a written description, in form and with detail reasonably satisfactory to Administrative Agent, of the impact such change would have had on the previous two full Fiscal Years if such change had been in effect during such periods, and

               (b) together with each delivery of financial statements pursuant to subclause (ii), (iii) or (xii) of this subsection 8.1 following such change, if required pursuant to subsection 1.2, a written statement of the chief accounting officer or chief financial officer of Company setting forth the differences (including any differences that would affect any calculations relating to the financial covenants set forth in subsection 9.6) which would have resulted if such financial statements had been prepared without giving effect to such change;

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          (vi) Accountants' Reports: promptly upon receipt thereof (unless restricted by applicable professional standards), copies of all reports submitted to Company by independent chartered accountants in connection with each annual, interim or special audit of the financial statements of Company and its Subsidiaries made by such accountants, including any comment letter submitted by such accountants to management in connection with their annual audit;

          (vii) Securities Filings and Press Releases: promptly upon their becoming available, copies of:

               (a) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Company or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission, the Alberta Securities Commission or any other governmental or private regulatory authority, and

               (b) all press releases, notices of material changes, and other statements that the Company or any of its Subsidiaries would be required, if they were reporting issuers, to make available generally concerning material developments in the business of Company or any of its Subsidiaries.

          (viii) Litigation or Other Proceedings: promptly upon any Officer of Company obtaining knowledge of (1) the institution of any Proceeding against Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries not previously disclosed in writing by Company to Lenders, (2) the Release of Hazardous Materials in violation of Environmental Laws or (3) any material development in any Proceeding that, in any case:

               (a) has a reasonable possibility of giving rise to a Material Adverse Effect; or

               (b) seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby;

     written notice thereof together with such other information as may be reasonably available to Company to enable Lenders and their counsel to evaluate such matters

          (ix) Financial Plans: as soon as practicable and in any event no later than 30 days prior to the beginning of each Fiscal Year, a consolidated plan and financial forecast for such Fiscal Year (the "Financial Plan" for such Fiscal Year), including (a) a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for such Fiscal Year, and an explanation of the assumptions on which such forecasts are based, (b) forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for each month of such Fiscal Year, together with an explanation of the assumptions on which such

                                                                             102

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     forecasts are based, and (c) such other information and projections as
     Administrative Agent may reasonably request;

          (x) Insurance: as soon as practicable after any material change in insurance coverage maintained by or for Company and its Subsidiaries notice thereof to Administrative Agent specifying the changes and reasons therefor;

          (xi) Governing Body: with reasonable promptness, written notice of any change in the Governing Body of Holdings or Company;

          (xii) New Subsidiaries: promptly upon any Person becoming a Subsidiary of Company, a written notice setting forth with respect to such Person (a) the date on which such Person became a Subsidiary of Company and (b) all of the data required to be set forth in Schedule 7.1 annexed hereto with respect to all Subsidiaries of Company (it being understood that such written notice shall be deemed to supplement Schedule 7.1 annexed hereto for all purposes of this Agreement from and after the date delivery of such notice);

          (xiii) Material Contracts: promptly, and in any event within ten Business Days after any Officer of the Company becomes aware that any Material Contract is terminated, will not be renewed, or is amended in a manner materially adverse to the Company and its Subsidiaries taken as a whole, a written statement describing such event with copies of such amendments (if applicable);

          (xiv) Borrowing Base Certificates: as soon as available and in any event within 10 Business Days after the last Business Day of each month ending after the Closing Date, a Borrowing Base Certificate dated as of the last Business Day of such month, together with any additional schedules and other information as Administrative Agent may reasonably request, provided that if and for so long as the Total Utilization of Revolving Loan Commitments exceeds the Borrowing Base then in effect less the aggregate principal amount of all outstanding Term Loans including, for certainty, the face amount of all outstanding Bankers' Acceptances and BA Discount Notes thereunder, then Company shall prepare and provide Borrowing Base Certificates and related information on a weekly basis until Requisite Lenders otherwise direct. In addition to such monthly Borrowing Base Certificates, Company may from time to time deliver to Administrative Agent and Lenders on any Business Day after the Closing Date a Borrowing Base Certificate dated as of such Business Day, together with any additional schedules and other information as Administrative Agent may reasonably request, and the most recent Borrowing Base Certificate described in this clause that is delivered to Administrative Agent shall be used in calculating the Borrowing Base as of any date of determination; and

          (xv) Other Information: with reasonable promptness, such other information and data with respect to Company or any of its Subsidiaries as from time to time may be reasonably requested by Administrative Agent.

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     8.2  Existence, etc.

          Except as permitted under subsection 9.7, Company will, and will cause each of its Subsidiaries to at all times preserve and keep in full force and effect (i) its existence in the jurisdiction of organization specified on
Schedule 7.1 or any other jurisdiction in Canada, and (ii) all rights and franchises material to its business, provided that neither Company nor any of its Subsidiaries shall be required to preserve any such right or franchise if the Governing Body of Company or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of Company or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to Company, such Subsidiary or Lenders.

     8.3  Payment of Taxes and Claims; Tax.

     A. Payment of Taxes. Except where failure to do so could reasonably be expected to have a Material Adverse Effect, Company will, and will cause each of its Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by Applicable Law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto, provided that in the case of a tax, assessment, charge or claim that has or may become a Lien against any of the Collateral, Company shall either pay the same, or shall be contesting the same in good faith by appropriate proceedings promptly instituted and diligently conducted, and in that regard shall have established such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP and
(ii) such proceedings shall be operating to stay the sale of any portion of the Collateral to satisfy such charge or claim.

     B. Consolidated Returns. Company will not, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than Holdings or any of its Subsidiaries).

     8.4 Maintenance of Properties; Insurance; Application of Net Insurance/ Condemnation Proceeds.

     A. Maintenance of Properties. Company will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of Company and its Subsidiaries (including all Intellectual Property) and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof.

     B. Insurance. Company will maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, environmental insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Company and its Subsidiaries as may customarily be carried or maintained under similar circumstances by corporations of

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established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for corporations similarly situated in the industry. Without limiting the generality of the foregoing, Company will maintain or cause to be maintained replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times satisfactory to Administrative Agent in its commercially reasonable judgment. Each such policy of insurance shall (a) name Administrative Agent for the benefit of Lenders as an additional insured thereunder as its interests may appear and (b) in the case of each casualty insurance policy, contain a loss payable clause or endorsement, satisfactory in form and substance to Administrative Agent, that names Administrative Agent for the benefit of Lenders as the loss payee thereunder for any covered loss in excess of Cdn. $15,000,000 and provides for at least 30 days prior written notice to Administrative Agent of any modification or cancellation of such policy.

     C. Application of Net Insurance/Condemnation Proceeds.

          (i) Business Interruption Insurance. Upon receipt by Company or any of its Subsidiaries of any business interruption insurance proceeds constituting Net Insurance/Condemnation Proceeds, (a) so long as no Event of Default or Potential Event of Default shall have occurred and be continuing, Company or such Subsidiary may retain and apply such Net Insurance/Condemnation Proceeds for working capital purposes, and (b) if an Event of Default or Potential Event of Default shall have occurred and be continuing, Company shall apply an amount equal to such Net Insurance/Condemnation Proceeds to prepay the Loans, and/or collateralize Letters of Credit (and/or the Revolving Loan Commitments shall be reduced) as provided in subsection 2.4B;

          (ii) Net Insurance/Condemnation Proceeds Received by Company. Upon receipt by Company or any of its Subsidiaries of any Net
     Insurance/Condemnation Proceeds other than from business interruption insurance,

               (a) so long as no Event of Default or Potential Event of Default shall have occurred and be continuing, Company shall, or shall cause one or more of its Subsidiaries to, promptly and diligently apply such Net Insurance/Condemnation Proceeds to pay or reimburse the costs of repairing, restoring or replacing the assets in respect of which such Net Insurance/Condemnation Proceeds were received or, to the extent not so applied, to prepay the Loans, including collateralizing Bankers' Acceptances (and/or the Revolving Loan Commitments shall be reduced) as provided in subsection 2.4B, and

               (b) if an Event of Default or Potential Event of Default shall have occurred and be continuing, Company shall apply an amount equal to such Net Insurance/Condemnation Proceeds to prepay the Loans, including

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

               collateralizing Bankers' Acceptances (and/or the Commitments shall be reduced) as provided in subsection 2.4B.

          (iii) Net Insurance/Condemnation Proceeds Received by Administrative Agent. Upon receipt by Administrative Agent of any Net
     Insurance/Condemnation Proceeds as loss payee,

               (a) if and to the extent Company would have been required to apply such Net Insurance/Condemnation Proceeds (if it had received them directly) to prepay the Loans ,collateralize Bankers' Acceptances and/or reduce the Revolving Loan Commitments, Administrative Agent shall, and Company hereby authorizes Administrative Agent to, apply such Net Insurance/Condemnation Proceeds to prepay the Loans and collateralize Bankers' Acceptances (and/or the Revolving Loan Commitments shall be reduced) as provided in subsection 2.4B, and

               (b) to the extent the foregoing clause (a) does not apply, and
               (1) the aggregate amount of such Net Insurance/Condemnation Proceeds received (and reasonably expected to be received) by Administrative Agent in respect of any covered loss does not exceed Cdn.$15,000,000, Administrative Agent shall deliver such Net Insurance/Condemnation Proceeds to Company, and Company shall, or shall cause one or more of its Subsidiaries to, promptly apply such Net Insurance/Condemnation Proceeds to the costs of repairing, restoring, or replacing the assets in respect of which such Net Insurance/Condemnation Proceeds were received, and (2) if the aggregate amount of Net Insurance/Condemnation Proceeds received (and reasonably expected to be received) by Administrative Agent in respect of any covered loss exceeds Cdn. Cdn.$15,000,000, Administrative Agent shall hold such Net Insurance/Condemnation Proceeds in the Collateral Account pursuant to the terms of the Debenture and, so long as Company or any of its Subsidiaries proceeds diligently to repair, restore or replace the assets of Company or such Subsidiary in respect of which such Net Insurance/Condemnation Proceeds were received, Administrative Agent shall from time to time disburse to Company or such Subsidiary from the Collateral Account, to the extent of any such Net Insurance/Condemnation Proceeds remaining therein in respect of the applicable covered loss, amounts necessary to pay the cost of such repair, restoration or replacement after the receipt by Administrative Agent of invoices or other documentation reasonably satisfactory to Administrative Agent relating to the amount of costs so incurred and the work performed (including, if required by Administrative Agent, lien releases and architects' certificates), provided that if at any time Administrative Agent reasonably determines (A) that Company or such Subsidiary is not proceeding diligently with such repair, restoration or replacement or (B) that such repair, restoration or replacement cannot be completed with the Net

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

               Insurance/Condemnation Proceeds then held by Administrative Agent for such purpose, together with funds otherwise available to Company for such purpose, or that such repair, restoration or replacement cannot be completed within 270 days after the receipt by Administrative Agent of such Net Insurance/Condemnation Proceeds, Administrative Agent shall, and Company hereby authorizes Administrative Agent to, apply such Net Insurance/ Condemnation Proceeds to prepay the Loans, including collateralizing Bankers' Acceptances (and/or the Revolving Loan Commitments shall be reduced) as provided in subsection 2.4B.

     8.5  Inspection Rights; Lender Meeting.

     A. Inspection Rights. Company shall, and shall cause each of its Subsidiaries to, permit any authorized representatives designated by Administrative Agent to visit and inspect any of the properties of Company or of any of its Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants (provided that Company may, if it so chooses, be present at or participate in any such discussion), and conduct financial audits, all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested.

          At any time or from time to time following the occurrence and during the continuance of an Event of Default, Company shall, and shall cause each of its Subsidiaries to, permit such visits and inspections, extractions, discussions, and audits, and shall further permit Administrative Agent to conduct such other environmental or property inspections and audits as Administrative Agent deems appropriate, at the expense of Company.

     B. Lender Meeting. Company will, upon the request of Administrative Agent or Requisite Lenders, participate in a meeting of Administrative Agent and Lenders once during each Fiscal Year to be held at Company's principal offices (or at such other location as may be agreed to by Company and Administrative Agent) at such time as may be agreed to by Company and Administrative Agent.

     8.6  Compliance with Laws, etc.

          Company shall comply, and shall cause each of its Subsidiaries to comply, with the requirements of all Applicable Laws, rules, regulations and orders of any Governmental Authority (including all Environmental Laws), noncompliance with which could reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect.

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     8.7  Environmental Matters.

     A. Environmental Disclosure. Company will deliver to Administrative Agent and Lenders:

          (i) Environmental Audits and Reports. As soon as practicable following receipt thereof, copies of all environmental audits, assessments, studies, investigations, analyses and reports of any kind or character, whether prepared by personnel of Company or any of its Subsidiaries or by independent consultants, governmental authorities or any other Persons, with respect to significant environmental matters at any Facility that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect or with respect to any Environmental Claims that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

          (ii) Notice of Certain Releases, Remedial Actions, Etc. Promptly upon the occurrence thereof, written notice describing in reasonable detail (a) any Release required to be reported to any Governmental Authority or Person under any applicable Environmental Laws the existence of which could reasonably be expected to result in one or more Environmental Claims having, individually or in the aggregate, a Material Adverse Effect, and
     (b) any remedial action taken by Company or any other Person required by Environmental Law or in response to (1) any Hazardous Materials Activities the existence of which could reasonably be expected to result in one or more Environmental Claims having, individually or in the aggregate, a Material Adverse Effect, or (2) any Environmental Claims that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

          (iii) Written Communications Regarding Environmental Claims, Releases, Etc. As soon as practicable following the sending or receipt thereof by Company or any of its Subsidiaries, a copy of any and all written communications to or from any Governmental Authority or Person with respect to (a) any Environmental Claims that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, (b) any Release required to be reported to any Governmental Authority or Person that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, and (c) any request for information from any Governmental Authority investigating whether Company or any of its Subsidiaries may be potentially responsible for any Hazardous Materials Activity or violation of Environmental Laws that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

          (iv) Notice of Certain Proposed Actions Having Environmental Impact. Prompt written notice describing in reasonable detail (a) any proposed acquisition of stock, assets, or property by Company or any of its Subsidiaries that could reasonably be expected to (1) expose Company or any of its Subsidiaries to, or result in, Environmental Claims that could reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect, or (2) affect the ability of Company or any of its Subsidiaries to maintain in full force and effect all material Governmental Authorizations required under

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     any Environmental Laws for their respective operations and (b) any proposed action to be taken by Company or any of its Subsidiaries to modify current operations in a manner that could reasonably be expected to subject Company or any of its Subsidiaries to any additional obligations or requirements under any Environmental Laws that could reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect.

     B. Company's Actions Regarding Hazardous Materials Activities, Environmental Claims and Violations of Environmental Laws.

          (i) Remedial Actions Relating to Hazardous Materials Activities. Company shall, in compliance with all applicable Environmental Laws and Governmental Authorizations, promptly undertake, and shall cause each of its Subsidiaries promptly to undertake, any and all investigations, studies, sampling, testing, abatement, cleanup, removal, remediation or other response actions necessary to remove, remediate, clean up or abate any Hazardous Materials or Hazardous Materials Activity on, under or about any Facility or which originated from any Facility that is in violation of any Environmental Laws or Governmental Authorizations, and for which Company or any of its Subsidiaries is responsible under Applicable Law, or that presents a risk of giving rise to an Environmental Claim against Company or any of its Subsidiaries, in any case where individually or in the aggregate failure to do so could reasonably be expected to result in a Material Adverse Effect.

          (ii) Actions with Respect to Environmental Claims and Violations of Environmental Laws. Company shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all actions necessary to (i) cure any violation of applicable Environmental Laws or Governmental Authorizations by Company or its Subsidiaries that could reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect and (ii) make an appropriate response to any Environmental Claim against Company or any of its Subsidiaries and discharge any obligations it may have to any Person thereunder in any case where individually or in the aggregate failure to do so could reasonably be expected to result in a Material Adverse Effect.

     8.8  First Priority Liens.

          Company shall ensure that:

          (i) subject only to subsection 8.9, all of its and its Subsidiaries' present and after acquired property, both real and personal, is at all times subject to the Liens constituted by the Collateral Documents, and

          (ii) such Liens at all times constitute First Priority Liens with respect to all such property, other than (A) property that is, in the opinion of the Administrative Agent acting reasonably, immaterial, both individually and in the aggregate, in terms of its value and its use in the operations of Company and its Subsidiaries or (B) equipment which has

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     been purchased or leased by Company or a Subsidiary of Company but which equipment has not yet entered the jurisdiction where the equipment will be used in the business of Company or such Subsidiary, so long as Company or such Subsidiary intends to bring such equipment into a jurisdiction where the Administrative Agent would have a First Priority Lien in such equipment, and Company or such Subsidiary does so as soon as practicable following such acquisition by purchase or lease.

     8.9 Execution of Subsidiary Guarantee and Personal Property Collateral Documents After the Closing Date.

     A. Execution of Subsidiary Guarantee and Personal Property Collateral Documents. In the event that any Person becomes a Subsidiary of Company after the date hereof, Company will promptly notify Administrative Agent of that fact and cause such new Subsidiary to execute and deliver to Administrative Agent a counterpart of, or joinder agreement in respect of, the Subsidiary Guarantee, and to issue a new Debenture and to take all such further actions and execute all such further documents and instruments (including actions, documents and instruments comparable to those described in subsection 6.1K) as may be necessary or, in the opinion of Administrative Agent, desirable to create in favor of Administrative Agent, for the benefit of Lenders, a valid and perfected Lien on all of the personal property and assets of such Subsidiary. In addition,
(a) if the Capital Stock of such new Subsidiary is not owned directly by the Company or by a Subsidiary that has previously provided a Subsidiary Pledge Agreement that remains in effect, the Company shall cause the Subsidiary that owns the Capital Stock of such new Subsidiary, to execute and deliver to Administrative Agent a Subsidiary Pledge Agreement, (b) the Company shall deliver, or cause the Subsidiary that owns the Capital Stock of the new Subsidiary to deliver, to Administrative Agent all certificates representing the Capital Stock of such new Subsidiary (accompanied by irrevocable undated stock powers, duly endorsed in blank), and (c) the Company shall cause the new Subsidiary to become a party to the Company Pledge Agreement or Subsidiary Pledge Agreement, as applicable (in its capacity as the entity whose securities are the subject of such Pledge Agreement), either by executing any new Pledge Agreement or an addition agreement to any existing Pledge Agreement.

     B. Subsidiary Organizational Documents, Legal Opinions, Etc. Company shall deliver to Administrative Agent, together with the Loan Documents provided under subsection 8.9A,

          (i) certified copies of such Subsidiary's Organizational Documents, together with a good standing certificate from the appropriate governmental official of the jurisdiction of its organization and each other jurisdiction in which such Person is qualified to do business, each to be dated a recent date prior to their delivery to Administrative Agent,

          (ii) a certificate executed by the secretary or similar officer of such Subsidiary as to (a) the fact that the attached resolutions of the Governing Body of such Subsidiary approving and authorizing the execution, delivery and performance of such Loan Documents are in full force and effect and have not been modified or amended and

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     (b) the incumbency and signatures of the officers of such Subsidiary executing such Loan Documents,

          (iii) a favorable opinion of counsel to such Subsidiary, in form and substance satisfactory to Administrative Agent, acting reasonably, as to
     (a) the due organization and good standing of such Subsidiary, (b) the due authorization, execution and delivery by such Subsidiary of such Loan Documents, (c) the enforceability of such Loan Documents against such Subsidiary and (d) such other matters (including matters relating to the creation and perfection of Liens in any Collateral pursuant to such Loan Documents) as Administrative Agent may reasonably request.

Section 9. COMPANY'S NEGATIVE COVENANTS

          Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans, the satisfaction of all Bankers' Acceptances and other Obligations and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 9.

     9.1  Indebtedness.

          Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guarantee, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

          (i) Company may become and remain liable with respect to the Obligations;

          (ii) Company and its Domestic Subsidiaries may become and remain liable with respect to Contingent Obligations permitted by subsection 9.4 and, upon any matured obligations actually arising pursuant thereto, the Indebtedness corresponding to the Contingent Obligations so extinguished;

          (iii) Company and its Domestic Subsidiaries may become and remain liable with respect to Indebtedness in respect of Capital Leases aggregating not in excess of Cdn. $20,000,000 at any one time;

          (iv) Company may become and remain liable with respect to Indebtedness to any Subsidiary Guarantor, and any wholly-owned Domestic Subsidiary of Company and Finance Co. may become and remain liable with respect to Indebtedness to Company or any Subsidiary Guarantor, provided that (a) a Lien on all such intercompany Indebtedness shall have been granted to Administrative Agent for the benefit of Lenders, and (b) if such intercompany Indebtedness is evidenced by a promissory note or other instrument, such promissory note or instrument shall have been pledged to Administrative Agent pursuant to a Debenture;

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          (v) Company and its Subsidiaries, as applicable, may remain liable with respect to Indebtedness described in Schedule 9.1 annexed hereto;

          (vi) Company may remain liable with respect to Indebtedness evidenced by the Senior Notes in an aggregate principal amount not to exceed U.S. $200,000,000; and

          (vii) Company and its Domestic Subsidiaries may become and remain liable with respect to other Indebtedness in an aggregate principal amount not to exceed Cdn. $20,000,000 at any time outstanding.

     9.2  Liens and Related Matters.

     A. Prohibition on Liens. Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of Company or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, except:

          (i) Permitted Encumbrances, provided that nothing in this Agreement shall be construed as postponing or subordinating the Liens of the Collateral Documents to any such Permitted Encumbrance;

          (ii) Liens described in Schedule 9.2 annexed hereto;

          (iii) other Liens securing obligations in an aggregate amount not to exceed Cdn.$20,000,000 at any time outstanding, provided that in the case of Liens securing the Bonding Program, to the extent that such obligations are also secured by a Letter of Credit (or cash, to the extent permitted by subclause (iv) below), the face amount of such Letter of Credit (or the cash amount, as applicable) shall not count against the $20,000,000; and

          (iv) Liens on cash as security for the Bonding Program in an amount not to exceed Cdn.$30,000,000, but only if (a) at the time such Liens are granted, there is no Fronting Bank, and there is no other Revolving Lender or Revolving Lenders satisfactory to the providor(s) of the Bonding Program that have agreed to provide all Letters of Credit to serve as security therefor, and (ii) after giving effect to the granting of such Liens, the sum of the amount of cash subject to such Liens plus the Letters of Credit Usage shall not exceed Cdn.$30,000,000.

          Company shall not, and shall not permit any of its Subsidiaries to, permit to remain in effect for more than 30 days after it becomes aware of the same, any financing statement or other similar registration with respect to any property, asset, income or profits of any Loan Party under any security recording or notice statute, except for Liens permitted by this subsection 9.2, and filings or registrations in respect of interests that do not relate to Liens.

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     B. Equitable Lien in Favor of Lenders. If Company or any of its
Subsidiaries shall create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Liens excepted by the provisions of subsection 9.2A, it shall make or cause to be made effective provision whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured, provided that notwithstanding the foregoing, this covenant shall not be construed as a consent by Requisite Lenders to the creation or assumption of any such Lien not permitted by the provisions of subsection 9.2A.

     C. No Further Negative Pledges. Neither Company nor any of its Subsidiaries shall enter into any agreement (other than the Senior Note Indenture, or any agreement prohibiting only the creation of Liens securing Indebtedness subordinated in right of payment to the Obligations) prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired to secure Indebtedness under any senior credit facility, including this Agreement, except with respect to specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to an Asset Sale.

     D. No Restrictions on Subsidiary Distributions to Company or Other Subsidiaries. Company will not, and will not permit any of its wholly-owned Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to (i) pay dividends or make any other distributions on any of such Subsidiary's Capital Stock owned by Company or any other Subsidiary of Company, (ii) repay or prepay any Indebtedness owed by such Subsidiary to Company or any other Subsidiary of Company, (iii) make loans or advances to Company or any other Subsidiary of Company, or (iv) transfer any of its property or assets to Company or any other Subsidiary of Company, except (a) as provided in this Agreement, (b) as may be provided in an agreement with respect to an Asset Sale, and (c) as provided in the Senior Note Indenture.

     9.3  Investments; Acquisitions.

          Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including any Joint Venture, or acquire, by purchase or otherwise, all or substantially all the business, property or fixed assets of, or Capital Stock or other ownership interest of any Person, or any division or line of business of any Person except:

          (i) Company and its Subsidiaries may make and own Investments in Cash and Cash Equivalents;

          (ii) Company and its wholly-owned Domestic Subsidiaries may make and own additional equity Investments in their respective wholly-owned Domestic Subsidiaries and Finance Co.;

          (iii) Company and its Subsidiaries may make intercompany loans to the extent permitted under subsection 9.1(iv);

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          (iv) Company and its Subsidiaries may make Consolidated Capital
     Expenditures permitted by subsection 9.8;

          (v) Company and its Subsidiaries may continue to own the Investments owned by them and described in Schedule 9.3 annexed hereto;

          (vi) Company may acquire and hold obligations of one or more officers or other employees of Company or its Subsidiaries in connection with such officers' or employees' acquisition of shares of Holdings' common stock, so long as no cash is actually advanced by Company or any of its Subsidiaries to such officers or employees in connection with the acquisition of any such obligations;

          (vii) Company and its Subsidiaries may receive and hold promissory notes and other non-cash consideration received in connection with any Asset Sale permitted by subsection 9.7;

          (viii) Company and its Subsidiaries may, in the ordinary course of business, exchange accounts receivable that are excluded from Eligible Accounts Receivable under clause (vi) thereof , for Investments;

          (ix) Company may make and own Permitted Joint Venture Investments in an aggregate amount not to exceed at any time Cdn.$10,000,000; and

          (x) Company and its Domestic Subsidiaries may make and own other Investments in an aggregate amount not to exceed at any time
     Cdn.$15,000,000.

          For certainty, neither the acquisition nor the retirement of Senior Notes in connection with any exchange of exchange notes therefor (containing substantially identical terms (except that such exchange notes will not contain terms with respect to transfer restrictions or the accrual of liquidated damages) to the Senior Notes), as contemplated by the Senior Note Indenture, shall constitute an Investment.

     9.4  Contingent Obligations.

          Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or become or remain liable with respect to any Contingent Obligation, except:

          (i) Subsidiaries of Company may become and remain liable with respect to Contingent Obligations in respect of the Subsidiary Guarantee;

          (ii) Company may become and remain liable with respect to Contingent Obligations in respect of Letters of Credit, and Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of other letters of credit in an aggregate amount not to exceed at any time Cdn. $10,000,000;

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          (iii) Company may become and remain liable with respect to Contingent
     Obligations under Currency Agreements with respect to Indebtedness under the Senior Notes;

          (iv) Company may become and remain liable with respect to Contingent Obligations under other Hedge Agreements with respect to Indebtedness in an aggregate notional principal amount not to exceed at any time Cdn. $30,000,000;

          (v) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of customary indemnification and purchase price adjustment obligations incurred in connection with Asset Sales or other sales of assets;

          (vi) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of any obligations of Company or any Subsidiary Guarantors permitted by subsection 9.1;

          (vii) Company and its Subsidiaries, as applicable, may remain liable with respect to Contingent Obligations described in Schedule 9.4 annexed hereto;

          (viii) Subsidiary Guarantors may become and remain liable with respect to Contingent Obligations arising under their guarantees of the Senior Notes;

          (ix) Company and its Subsidiaries may become and remain liable for Contingent Obligations under the Bonding Program; and

          (x) Company and its Domestic Subsidiaries may become and remain liable with respect to other Contingent Obligations, provided that the maximum aggregate liability, contingent or otherwise, of Company and its Domestic Subsidiaries in respect of all such other Contingent Obligations shall at no time exceed Cdn. $10,000,000.

     9.5  Restricted Junior Payments.

          Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment, provided that Company may make Restricted Junior Payments to Holdings:

          (i) in an aggregate amount not to exceed Cdn. $1,000,000 in any Fiscal Year, to the extent necessary to permit Holdings to pay general administrative costs and expenses,

          (ii) so long as no Event of Default or Potential Event of Default shall have occurred and be continuing or shall be caused thereby, in an aggregate amount not to exceed Cdn. $2,000,000 in any Fiscal Year, or Cdn. $10,000,000 during the term of this Agreement, for distribution to Parent to the extent necessary to permit Parent to repurchase shares of Parent Common Stock (or options or warrants to acquire Parent Common Stock) from employees of Company; and

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          (iii) so long as no Event of Default or Potential Event of Default shall have occurred and be continuing or shall be caused thereby, to the extent necessary to permit Holdings to discharge its tax liabilities, so long as Holdings applies the amount of any such Restricted Junior Payment for such purpose.

     9.6  Financial Covenants.

          A. Minimum Interest Coverage Ratio. Company shall not permit the ratio of (i) Consolidated EBITDA to (ii) Consolidated Cash Interest Expense for (a) the period of the Closing Date through March 31, 2004, to be less than 2.10:1.00, (b) the period of the Closing Date through June 30, 2004, to be less than 2.25:1.00, (c) the period of the Closing Date through September 30, 2004, to be less than 2.25:1.00, and (d) for any four-Fiscal Quarter period ending during any of the periods set forth below to be less than the correlative ratio indicated:

                                      Minimum Interest
Period                                 Coverage Ratio
------                                ---------------
October 1, 2004 - December 31, 2004      2.5:1.00
January 1, 2005 - March 31, 2005         2.5:1.00
April 1, 2005 - June 30, 2005            2.5:1.00
July 1, 2005 - September 30, 2005       2.75:1.00
October 1, 2005 - December 31, 2005     3.00:1.00
January 1, 2006 - March 31, 2006        3.00:1.00
April 1, 2006 - June 30, 2006           3.00:1.00
July 1, 2006 - September 30, 2006       3.00:1.00
October 1, 2006 - December 31, 2006     3.00:1.00
January 1, 2007 - March 31, 2007        3.00:1.00
April 1, 2007 - June 30, 2007           3.00:1.00
July 1, 2007 - September 30, 2007       3.00:1.00
October 1, 2007 - December 31, 2007     3.00:1.00
January 1, 2008 - March 31, 2008        3.00:1.00
April 1, 2008 - June 30, 2008           3.00:1.00
July 1, 2008 - September 30, 2008       3.00:1.00

          B. Minimum Fixed Charge Coverage Ratio. Company shall not permit the ratio of (i) Consolidated EBITDA to (ii) Consolidated Fixed Charges for (a) the period of the Closing Date through March 31, 2004, to be less than 1.10:1.00,
(b) the period of the Closing Date through June 30, 2004, to be less than 1.20:1.00, (c) the period of the Closing Date through September 30, 2004, to be less than 1.25:1.00, and (d) any four-Fiscal Quarter period ending during any of the periods set forth below to be less than the correlative ratio indicated:

                                          Minimum Fixed
Period                                Charge Coverage Ratio
------                                ---------------------
October 1, 2004 - December 31, 2004         1.25:1.00

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                                          Minimum Fixed
Period                                Charge Coverage Ratio
------                                ---------------------
January 1, 2005 - March 31, 2005            1.25:1.00
April 1, 2005 - June 30, 2005               1.25:1.00
July 1, 2005 - September 30, 2005           1.25:1.00
October 1, 2005 - December 31, 2005         1.25:1.00
January 1, 2006 - March 31, 2006            1.25:1.00
April 1, 2006 - June 30, 2006               1.25:1.00
July 1, 2006 - September 30, 2006           1.25:1.00
October 1, 2006 - December 31, 2006         1.25:1.00
January 1, 2007 - March 31, 2007            1.25:1.00
April 1, 2007 - June 30, 2007               1.25:1.00
July 1, 2007 - September 30, 2007           1.25:1.00
October 1, 2007 - December 31, 2007         1.25:1.00
January 1, 2008 - March 31, 2008            1.25:1.00
April 1, 2008 - June 30, 2008               1.25:1.00
July 1, 2008 - September 30, 2008           1.25:1.00


          C. Maximum Leverage Ratio. Company shall not permit the Consolidated Leverage Ratio as of the last day of the most recently ended Fiscal Quarter ending during any of the periods set forth below to exceed the correlative ratio indicated:

Period                                Maximum Leverage Ratio
------                                ----------------------
January 1, 2004 - March 31, 2004             4.25:1.00
April 1, 2004 - June 30, 2004                4.25:1.00
July 1, 2004 - September 30, 2004            4.25:1.00
October 1, 2004 - December 31, 2004          4.15:1.00
January 1, 2005 - March 31, 2005             4.00:1.00
April 1, 2005 - June 30, 2005                3.75:1.00
July 1, 2005 - September 30, 2005            3.75:1.00
October 1, 2005 - December 31, 2005          3.50:1.00
January 1, 2006 - March 31, 2006             3.50:1.00
April 1, 2006 - June 30, 2006                3.25:1.00
July 1, 2006 - September 30, 2006            3.25:1.00
October 1, 2006 - December 31, 2006          3.25:1.00
January 1, 2007 - March 31, 2007             3.25:1.00
April 1, 2007 - June 30, 2007                3.00:1.00
July 1, 2007 - September 30, 2007            3.00:1.00
October 1, 2007 - December 31, 2007          3.00:1.00
January 1, 2008 - March 31, 2008             2.75:1.00
April 1, 2008 - June 30, 2008                2.75:1.00
July 1, 2008 - September 30, 2008            2.75:1.00

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

          D. Maximum Senior Leverage Ratio. Company shall not permit the Consolidated Senior Leverage Ratio as of the last day of the most recently ended Fiscal Quarter ending during any of the periods set forth below to exceed the correlative ratio indicated:

                                             Maximum
Period                                Senior Leverage Ratio
------                                ---------------------
January 1, 2004 - March 31, 2004            1.25:1.00
April 1, 2004 - June 30, 2004               1.25:1.00
July 1, 2004 - September 30, 2004           1.25:1.00
October 1, 2004 - December 31, 2004         1.25:1.00
January 1, 2005 - March 31, 2005            1.25:1.00
April 1, 2005 - June 30, 2005               1.25:1.00
July 1, 2005 - September 30, 2005           1.00:1.00
October 1, 2005 - December 31, 2005         1.00:1.00
January 1, 2006 - March 31, 2006            1.00:1.00
April 1, 2006 - June 30, 2006               1.00:1.00
July 1, 2006 - September 30, 2006           1.00:1.00
October 1, 2006 - December 31, 2006         1.00:1.00
January 1, 2007 - March 31, 2007            1.00:1.00
April 1, 2007 - June 30, 2007               1.00:1.00
July 1, 2007 - September 30, 2007           1.00:1.00
October 1, 2007 - December 31, 2007         1.00:1.00
January 1, 2008 - March 31, 2008            1.00:1.00
April 1, 2008 - June 30, 2008               1.00:1.00
July 1, 2008 - September 30, 2008           1.00:1.00

          E. Minimum Consolidated EBITDA. Company shall not permit Consolidated EBITDA for any four-Fiscal Quarter period ending during any of the periods set forth below to be less than the correlative amount indicated:

                                            Minimum
Period                                Consolidated EBITDA
------                                -------------------
January 1, 2004 - March 31, 2004          $65,000,000
April 1, 2004 - June 30, 2004             $67,500,000
July 1, 2004 - September 30, 2004         $70,000,000
October 1, 2004 - December 31, 2004       $75,000,000

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

                                            Minimum
Period                                Consolidated EBITDA
------                                -------------------
January 1, 2005 - March 31, 2005          $80,000,000
April 1, 2005 - June 30, 2005             $82,500,000
July 1, 2005 - September 30, 2005         $85,000,000
October 1, 2005 - December 31, 2005       $90,000,000
January 1, 2006 - March 31, 2006          $90,000,000
April 1, 2006 - June 30, 2006             $90,000,000
July 1, 2006 - September 30, 2006         $90,000,000
October 1, 2006 - December 31, 2006       $90,000,000
January 1, 2007 - March 31, 2007          $90,000,000
April 1, 2007 - June 30, 2007             $90,000,000
July 1, 2007 - September 30, 2007         $90,000,000
October 1, 2007 - December 31, 2007       $90,000,000
January 1, 2008 - March 31, 2008          $90,000,000
April 1, 2008 - June 30, 2008             $90,000,000
July 1, 2008 - September 30, 2008         $90,000,000

     9.7  Restriction on Fundamental Changes; Asset Sales.

          Company shall not, and shall not permit any of its Subsidiaries to, alter the corporate, capital or legal structure of Company or any of its Subsidiaries, or enter into any transaction of amalgamation, merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor or sublessor), transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or assets (including its notes or receivables or Capital Stock of a Subsidiary, whether newly issued or outstanding), whether now owned or hereafter acquired, except:

          (i) any Subsidiary of Company may be amalgamated or merged with or into Company or any wholly-owned Subsidiary Guarantor, or be liquidated, wound up or dissolved, provided that in such case Company or such wholly-owned Subsidiary Guarantor shall be the continuing or surviving Person; or all or any part of the business, property or assets of any Subsidiary of Company may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Company or any wholly-owned Subsidiary Guarantor;

          (ii) Company and its Subsidiaries may sell or otherwise dispose of assets in transactions that do not constitute Asset Sales, provided that the consideration received for such assets shall be in an amount at least equal to the fair market value thereof;

          (iii) Company and its Subsidiaries may dispose of obsolete, worn out or surplus property in the ordinary course of business;

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

          (iv) Company and its Subsidiaries may make Asset Sales of assets having a fair market value not in excess of $15,000,000 in any Fiscal Year, provided that (a) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof, (b) at least 75% of the consideration received shall be cash, and (c) the proceeds of such Asset Sales shall be applied as required by subsection 2.4B(iii)(a) or subsection 2.4G;

          (v) in order to resolve disputes (or to settle with non-paying account debtors) that occur in the ordinary course of business, Company and its Subsidiaries may discount or otherwise compromise for less than the face value thereof, notes or accounts receivable;

          (vi) Company or a Subsidiary may sell or dispose of shares of Capital Stock of any of its Subsidiaries in order to qualify members of the Governing Body of the Subsidiary if and to the extent required by Applicable Law;

          (vii) the Acquisition and the Amalgamation may occur in accordance with the terms and conditions of the Acquisition Agreement and the Articles of Amalgamation, respectively; and

          (viii) except for clause (i) above, any Person may be merged with or into Company or any Subsidiary of Company, and Company and/or Subsidiary of Company may amalgamate with any such Person, if the acquisition of the Capital Stock of such Person by Company or such Subsidiary would have been permitted pursuant to subsection 9.3, provided that:

               (a) in the case of a merger with or into Company, Company shall be the continuing or surviving Person;

               (b) in the case of any other merger, if a Subsidiary is not the surviving or continuing Person, the surviving Person becomes a Subsidiary of Company and complies with the provisions of subsection 9.9, and

               (c) no Potential Event of Default or Event of Default shall have occurred or be continuing immediately after giving effect thereto.

     9.8  Consolidated Capital Expenditures.

          Company shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any period indicated below, in an aggregate amount in excess of the corresponding amount (the "Maximum Consolidated Capital Expenditures Amount") set forth below opposite such period, provided that the Maximum Consolidated Capital Expenditures Amount for any period shall be increased by an amount equal to the excess, if any, of the Maximum Consolidated Capital Expenditures Amount for the previous period (without giving effect to any adjustment in accordance with this proviso) over the actual amount of Consolidated Capital Expenditures for such previous period and provided, further, that

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

Consolidated Capital Expenditures Amount for the previous period (without giving effect to any adjustment in accordance with this proviso) over the actual amount of Consolidated Capital Expenditures for such previous period and provided, further, that Consolidated Capital Expenditures made or incurred in any period shall be deemed to be made first in respect of amounts carried over from the immediately preceding period pursuant to the foregoing proviso and second in respect of the Consolidated Capital Expenditures Amount specified below for such period:

                                  Maximum Consolidated
Fiscal Year                       Capital Expenditures
-----------                       --------------------
Closing - March 31, 2004               $ 6,000,000
April 1, 2004 - March 31, 2005         $52,000,000
April 1, 2005 - March 31, 2006         $66,000,000
April 1, 2006 - March 31, 2007         $97,000,000
April 1, 2007 - March 31, 2008         $24,000,000
April 1, 2008 - March 31, 2009         $20,000,000

     9.9  Transactions with Shareholders and Affiliates.

          Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of equity Securities of Parent or Holdings or with any Affiliate of Company or Holdings or of any such holder:

          (i) in the case of any agreement or arrangement pursuant to which any Loan Party is obligated to pay any amounts to Permitted Holders or any of their respective Affiliates, without the prior written consent of Administrative Agent, and

          (ii) in all other cases, on terms that are less favorable to Company or that Subsidiary, as the case may be, than those that might be obtained at the time from Persons who are not such a holder or Affiliate, provided that the foregoing restriction shall not apply to:

               (a) any transaction between Company and any of its wholly-owned Subsidiaries or between any of its wholly-owned Subsidiaries,

               (b) reasonable and customary fees paid to members of the Governing Bodies of Company and its Subsidiaries,

               (c) payments of fees to Permitted Holders and other equity investors on the Closing Date not to exceed U.S. $6,000,000 and reimbursement of expenses to Permitted Holders and other equity investors on the Closing Date,

               (d) so long as no Event of Default or Potential Event of Default shall have occurred and be continuing or shall be caused thereby, payments of Management Fees in accordance with the Advisory Services Agreement and

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

          reimbursement of expenses of Permitted Holders as provided therein, in each case so long as such payment is permitted under subsection 9.5, and

               (e) indemnification payments to officers or directors of Loan Parties, and customary board of directors fees and expenses.

     9.10 Sales and Lease-Backs.

          Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real or personal), whether now owned or hereafter acquired,

          (i) that Company or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than Company or any of its Subsidiaries); or

          (ii) that Company or any of its Subsidiaries intends to use for substantially the same purpose as any other property that has been or is to be sold or transferred by Company or any of its Subsidiaries to any Person (other than Company or any of its Subsidiaries) in connection with such lease;

provided that Company and its Subsidiaries may become and remain liable as lessee, guarantor or other surety with respect to any such lease if and to the extent that Company or any of its Subsidiaries would be permitted to enter into, and remain liable under, such lease to the extent that the transaction would be permitted under subsection 9.1, assuming the sale and lease back transaction constituted Indebtedness in a principal amount equal to the gross proceeds of the sale.

     9.11 Conduct of Business.

          From and after the Closing Date, Company shall not, and shall not permit any of its Subsidiaries to, engage in any business other than (i) the businesses engaged in by Company and its Subsidiaries on the Closing Date and similar or related businesses and (ii) such other lines of business as may be consented to by Requisite Lenders.

     9.12 Amendments or Waivers of Certain Agreements.

          Neither Company nor any of its Subsidiaries will agree to any material amendment to, or waive any of its material rights under, any Related Document after the Closing Date without in each case obtaining the prior written consent of Requisite Lenders.

     9.13 Fiscal Year.

          Company shall not change its Fiscal Year end from March 31.

Section 10. EVENTS OF DEFAULT

          If any of the following conditions or events ("Events of Default") shall occur:

     10.1 Failure to Make Payments When Due.

          Failure by Company to pay any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; failure by Company to pay when due any amount payable to an Issuing Lender in reimbursement of any drawing under a Letter of Credit; failure by Company to collateralize any Bankers' Acceptance or Letter of Credit when required hereunder; or failure by Company to pay any interest on any Loan or any fee or any other amount due under this Agreement, within five days after the date due; or

     10.2 Default in Other Agreements.

          (i) Failure of Company or any of its Subsidiaries to pay when due any principal of or interest on one or more items of Indebtedness (other than Indebtedness referred to in subsection 10.1) or Contingent Obligations in an individual principal amount of Cdn.$5,000,000 or more or with an aggregate principal amount of Cdn.$7,500,000 or more, in each case beyond the end of any grace period provided therefor; or

          (ii) breach or default by Company or any of its Subsidiaries with respect to any other material term of (a) one or more items of Indebtedness or Contingent Obligations in the individual or aggregate principal amounts referred to in clause (i) above, or (b) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness or Contingent Obligation(s), if the effect of such failure, breach or default is to cause, or to permit the holder or holders of that Indebtedness or Contingent Obligation(s) (or a trustee on behalf of such holder or holders) to cause, that Indebtedness or Contingent Obligation(s) to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

     10.3 Breach of Certain Covenants.

          Failure of Company to perform or comply with any term or condition contained in subsection 2.5 or 8.2(i) or Section 9 of this Agreement; or

     10.4 Breach of Warranty.

          Any representation, warranty, certification or other statement made by Holdings, Company or any of its Subsidiaries in any Loan Document or in any statement or certificate at any time given by Holdings, Company or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made or deemed made, provided that, if such false representation, warranty, certification or statement is capable of being corrected, and the applicable Loan Party causes such representation, warranty, certification or statement to be corrected by no later than 30 days after it is made or deemed made, the falseness of such representation, warranty, certification or statement shall not constitute an Event of Default; or

     10.5 Other Defaults Under Loan Documents.

          Any Loan Party shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents, other than any such term referred to in any other subsection of this Section 10, and such default shall not have been remedied or waived within 30 days after the earlier of (i) an Officer of Company or such Loan Party becoming aware of such default or (ii) receipt by Company and such Loan Party of notice from Administrative Agent or any Lender of such default; or

     10.6 Involuntary Bankruptcy; Appointment of Receiver, etc.

          If any case, proceeding or other action shall be instituted in any court of competent jurisdiction, against Holdings, Company or any Subsidiary seeking in respect of such Person an adjudication in bankruptcy, reorganization of its indebtedness, dissolution, winding up, liquidation, a composition, proposal or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, receiver and manager, interim receiver, custodian, liquidator or any Person with similar powers with respect to such Person or of all or any substantial part of its assets, or any other like relief in respect of such Person under a Bankruptcy Law, the Companies' Creditors Arrangement Act (Canada), the Winding Up Act (Canada), the Partnership Act (Alberta) or any other bankruptcy, insolvency or analogous law and:

          (i) such case, proceeding or other action results in an entry of an order for relief or any such adjudication or appointment; or

          (ii) if such case, proceeding or other action is being contested in good faith and by appropriate proceedings, the same shall continue undismissed, or unstayed and in effect, for any period of 45 days past the commencement of such case, proceeding or action; or

     10.7 Voluntary Insolvency.

          If Company, Holdings or any Subsidiary:

          (i) makes any assignment in bankruptcy or makes any other assignment for the benefit of creditors;

          (ii) makes any proposal under a Bankruptcy Law or any comparable law, seeks relief under the Companies' Creditors Arrangement Act (Canada), the Winding Up Act (Canada) or any other bankruptcy, insolvency or analogous law, or files a petition or proposal to take advantage of any act of insolvency;

          (iii) consents to or acquiesces in the appointment of a trustee in bankruptcy, receiver, receiver and manager, interim receiver, custodian, sequestrator or other person with similar powers of itself or of all or any portion of its assets which is, in the opinion of the Requisite Lenders, material;

          (iv) files a petition or otherwise commences any proceeding seeking any reorganization, arrangement, composition, administration or readjustment under any applicable bankruptcy, insolvency, moratorium, reorganization or other similar law affecting creditors' rights;

          (v) commits an act of bankruptcy under a Bankruptcy Law;

          (vi) is adjudicated insolvent under a Bankruptcy Law, or admits in writing its inability to pay its debts as they become due; or

          (vii) consents to, or acquiesces in, the filing of such assignment, proposal, relief, petition, proposal, appointment or proceeding or takes any action to authorize or effect any of the foregoing; or

     10.8 Judgments and Attachments.

          Any money judgment, writ or warrant of attachment or similar process involving (i) in any individual case an amount in excess of Cdn. $5,000,000 or
(ii) in the aggregate at any time an amount in excess of Cdn. $7,500,000 (in either case not adequately covered by insurance of a solvent unaffiliated insurance company that has not denied coverage in writing) shall be entered or filed against Company or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or

     10.9 Dissolution.

          Any order, judgment or decree of a court of competent jurisdiction shall be entered against Holdings, Company or any of its Subsidiaries decreeing the dissolution or split up of Holdings, Company or that Subsidiary and such order shall remain undischarged or unstayed for a period in excess of 60 days; or

     10.10 Seizure.

          If property and assets of Company or any Subsidiary having an aggregate fair market value in excess of Cdn $5,000,000 is seized or otherwise attached by anyone pursuant to any legal process or other means, including distress, execution or any other step or proceeding with similar effect and such attachment, step or other proceeding shall continue in effect and not be released, discharged, bonded or stayed within 60 days; or

     10.11 Change in Control.

          A Change in Control shall have occurred; or

     10.12 Invalidity of Loan Documents; Failure of Security; Repudiation of Obligations.

          At any time after the execution and delivery thereof:

          (i) any Loan Document or any provision thereof, for any reason other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms),

          (ii) any Loan Document or any provision thereof shall be declared by a court of competent jurisdiction to be null and void,

          (iii) Administrative Agent shall not have or shall cease to have a valid and perfected First Priority Lien in Collateral purported to be covered by the Collateral Documents which has a fair market value, individually or in the aggregate, exceeding Cdn.$5,000,000, or

          (iv) any Loan Party shall contest the validity or enforceability of any Loan Document or any provision thereof in writing or deny in writing that it has any further liability, including with respect to future advances by Lenders, under any Loan Document or any provision thereof to which it is a party;

unless, in the case of clause (i) above, such unenforceability is capable of remedy and the applicable Loan Party remedies such unenforceability within 30 days of it being determined, or in the case of clause (ii) above such Loan Party appeals such declaration and has it finally overturned within 30 days of such declaration having been made, in which case the unenforceability, declaration or failure shall not constitute an Event of Default.

     10.13 Conduct of Business By Holdings.

          Holdings shall (i) engage in any business other than entering into and performing its obligations under and in accordance with the Loan Documents and Related Documents to which it is a party, and its obligations to bonding companies referred to in subclause (iii) below, (ii) own any assets other than
(a) the capital stock of Company, and (b) Cash and Cash Equivalents in an amount not exceeding the amounts theretofore permitted to be distributed to Holdings under subsection 9.5 plus the aggregate amount of Net Securities Proceeds from the issuance of Capital Stock of Holdings or from any capital contribution to Holdings by any holder of the Capital Stock thereof not required to be applied to prepay the Loans pursuant to subsection 2.4B(iv)(c), or (iii) have any Indebtedness or other liability other than its obligations under the Holdings Guarantee or the Holdings Preferred Stock, or liabilities to bonding companies in respect of any Bonding Program; or

     10.14 Conduct of Business by Finance Co.

          Finance Co. shall (i) engage in any business other than entering into and performing its obligations under, in accordance with, and as contemplated in, the Loan

Documents, the Senior Notes, any guarantee related to the Senior Notes, and Related Documents to which it is a party, or (ii) own any assets other than Loans made to a Loan Party, and any notes evidencing the same.

     10.15 Failure to Consummate Acquisition or Amalgamation.

          The Acquisition or the Amalgamation shall not be consummated in accordance with this Agreement and the applicable Related Documents concurrently with the making of the initial Loans, or the Acquisition or the Amalgamation shall be unwound, reversed or otherwise rescinded in whole or in part for any reason; or

     10.16 Amendment of Certain Documents of Holdings.

          Holdings shall agree to any material amendment to, or waive any of its material rights under, or otherwise change any material terms of, any of the Acquisition Agreement, the Articles of Amalgamation or the Holdings Certificate of Designations, in each case as in effect on the Closing Date, in a manner adverse to Holdings or any of its Subsidiaries or to Lenders without the prior written consent of Administrative Agent and Requisite Lenders:

then:

          (i) upon the occurrence of any Event of Default described in subsection 10.6 or 10.7, each of (a) the unpaid principal amount of and accrued interest on the Loans, (b) an amount equal to the aggregate face amount of all Bankers' Acceptances and the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (whether or not any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letter of Credit), and (c) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Company to the extent permitted by Applicable Law, and the obligation of each Lender to make any Loan, the obligation of Fronting Bank to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate, and

          (ii) upon the occurrence and during the continuance of any other Event of Default, Administrative Agent shall, upon the written request or with the written consent of Requisite Lenders, by written notice to Company, declare all or any portion of the amounts described in clauses (i)(a) through (c) above to be, and the same shall forthwith become, immediately due and payable, and the obligation of each Lender to make any Loan, the obligation of Fronting Bank to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate, provided that the foregoing shall not affect in any way the obligations of Revolving Lenders under subsection 4.3C(i) or the obligations of Revolving Lenders to purchase assignments of any unpaid Swing Line Loans as provided in subsection 2.1A(iii).

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

          Any amounts described in clause (i)(b) above, when received by Administrative Agent, shall be held by Administrative Agent pursuant to the terms of this Agreement and shall be applied as provided in subsection 2.4G.

Section 11. ADMINISTRATIVE AGENT

     11.1 Appointment.

     A. Appointment of Administrative Agent. RBC is hereby appointed Administrative Agent hereunder and under the other Loan Documents. Each Lender hereby authorizes Administrative Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Administrative Agent agrees to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. Except for subsections 11.1B, 11.5 and 11.6, the provisions of this Section 11 are solely for the benefit of Administrative Agent and Lenders and no Loan Party shall have rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties under this Agreement, Administrative Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Company or any other Loan Party.

     B. Appointment of Supplemental Collateral Agents. It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case Administrative Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that Administrative Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a "Supplemental Collateral Agent" and collectively as "Supplemental Collateral Agents").

          In the event that Administrative Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty, and each obligation, expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to Administrative Agent or to which the Administrative Agent is subject, with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral as if such Supplemental Collateral Agent were the Administrative Agent, and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by and against such Supplemental Collateral Agent shall run to and be enforceable by and against either Administrative Agent or such Supplemental Collateral Agent, and (ii) the provisions of this

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Section 11 and of subsections 12.2 and 12.3 that refer to Administrative Agent shall inure to the benefit of such Supplemental Collateral Agent and all references therein to Administrative Agent shall be deemed to be references to Administrative Agent and/or such Supplemental Collateral Agent, as the context may require.

          Should any instrument in writing from Company or any other Loan Party be required by any Supplemental Collateral Agent so appointed by Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, Company shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by Administrative Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by Applicable Law, shall vest in and be exercised by Administrative Agent until the appointment of a new Supplemental Collateral Agent.

     C. Control. Each Lender and Administrative Agent hereby appoint each other Lender as agent for the purpose of perfecting Administrative Agent's security interest in assets that, in accordance with any governing legislation, can be perfected by possession or control.

     11.2 Powers and Duties; General Immunity.

     A. Powers; Duties Specified. Each Lender irrevocably authorizes Administrative Agent to take such action on such Lender's behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to Administrative Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Administrative Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents together with such powers, rights and remedies as are reasonably incidental thereto. Administrative Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. Administrative Agent shall not have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender or Company; and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon Administrative Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

     B. No Responsibility for Certain Matters. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by such Agent to Lenders or by or on behalf of Company to such Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company or any other Person liable for the payment of any Obligations, nor shall such Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or

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agreements contained in any of the Loan Documents or as to the use of the
proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Event of Default or Potential Event of Default. Anything contained in this Agreement to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the Letter of Credit Usage or the component amounts thereof.

     C. Exculpatory Provisions. No Agent or any of its officers, directors, employees or agents shall be liable to Lenders for any action taken or omitted by such Agent under or in connection with any of the Loan Documents except to the extent caused by such Agent's gross negligence or willful misconduct. An Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 12.6) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Company and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against an Agent as a result of such Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 12.6).

     D. Agents Entitled to Act as Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, an Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit, an Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. An Agent and its Affiliates may accept deposits from, lend money to, acquire equity interests in and generally engage in any kind of commercial banking, investment banking, trust, financial advisory or other business with Company or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Company for services in connection with this Agreement and otherwise without having to account for the same to Lenders.

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     11.3 Independent Investigation by Lenders; No Responsibility For Appraisal
          of Creditworthiness.

          Each Lender agrees that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with the making of the Loans and the issuance of Letters of Credit hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or issuance of any Letter of Credit or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

     11.4 Right to Indemnity.

          Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify each Agent and its officers, directors, employees, agents, attorneys, professional advisors and Affiliates to the extent that any such Person shall not have been reimbursed by Company, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements on a solicitor and his own client basis, and fees and disbursements of any financial advisor engaged by Agents) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against an Agent or and other such Persons in exercising the powers, rights and remedies of an Agent or performing duties of an Agent hereunder or under the other Loan Documents or otherwise in its capacity as Agent in any way relating to or arising out of this Agreement or the other Loan Documents, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of an Agent resulting solely from such Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. If any indemnity furnished to an Agent or any other such Person for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

     11.5 Successor Administrative Agent and Swing Line Lender.

     A. Successor Administrative Agent. Any Administrative Agent may resign at any time by giving 30 days' prior written notice thereof to Lenders and Company. Upon any such notice of resignation, Requisite Lenders shall have the right, upon five Business Days' notice to Company, to appoint a successor Administrative Agent, which must be a Lender, subject (if no Event of Default exists) to the approval of Company. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent. Whether or not a successor is appointed, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement upon its resignation becoming effective in accordance with its notice of

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resignation. After any retiring Agent's resignation hereunder as an Agent, the provisions of this Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement.

     B. Successor Swing Line Lender. Any resignation of Administrative Agent pursuant to subsection 11.5A shall also constitute the resignation of it or its successor as Swing Line Lender, and any successor Administrative Agent appointed pursuant to subsection 11.5A shall, upon its acceptance of such appointment, become the successor Swing Line Lender for all purposes hereunder. In such event Company shall prepay any outstanding Swing Line Loans made by the retiring or removed Administrative Agent in its capacity as Swing Line Lender.

     C. Successor Fronting Bank. The Fronting Bank may resign at any time by giving 30 days' prior written notice thereof to Lenders and Company. Upon any such notice of resignation, Requisite Lenders shall have the right, upon five Business Days' notice to Company, to appoint a successor Fronting Bank, which must be a Lender, subject (if no Event of Default exists) to the approval of Company. Upon the acceptance of any appointment as Fronting Bank hereunder by a successor Fronting Bank, that successor Fronting Bank shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Fronting Bank and the retiring Fronting Bank shall be discharged from its duties and obligations under this Agreement. Whether or not a successor is appointed, the retiring Fronting Bank shall be discharged from its duties and obligations under this Agreement upon its resignation becoming effective in accordance with its notice of resignation. After any retiring Fronting Bank's resignation hereunder as Fronting Bank, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a Fronting Bank under this Agreement.

     11.6 Collateral Documents and Guarantees.

          Each Lender hereby further authorizes Administrative Agent, on behalf of and for the benefit of Lenders, to enter into each Collateral Document as secured party and to be the agent for and representative of Lenders under any other Loan Document other than this Agreement, and each Lender agrees to be bound by the terms of each such Loan Document, provided that Administrative Agent shall not:

          (i) enter into or consent to any material amendment, modification, termination or waiver of any provision contained in any such Loan Document, or

          (ii) release any Collateral,

except in compliance with subsection 12.6, and provided further that, without further written consent or authorization from Lenders, Administrative Agent may execute any documents or instruments necessary to:

               (a) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted by this Agreement or to which Requisite Lenders have otherwise consented,

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               (b) release any Subsidiary Guarantor from the Subsidiary
          Guarantee if all of the Capital Stock of such Subsidiary Guarantor is sold to any Person (other than an Affiliate of Company) pursuant to a sale or other disposition permitted hereunder or to which Requisite Lenders have otherwise consented, or

               (c) subordinate the Liens of Administrative Agent, on behalf of Lenders, to any Liens permitted by subsection 9.2;

so long as, in the case of a sale of such item of Collateral or Capital Stock referred to in subclause (a) or (b), the requirements of subsections 12.14 and
12.15 are satisfied. Anything contained in any of the Loan Documents to the contrary notwithstanding, Company, Administrative Agent and each Lender hereby agree that:

                    (1) no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document or to enforce any Guarantee, it being understood and agreed that all powers, rights and remedies under the Collateral Documents and the Guarantees may be exercised solely by Administrative Agent for the benefit of Lenders in accordance with the terms thereof, and

                    (2) in the event of a foreclosure by Administrative Agent on any of the Collateral pursuant to a public or private sale, Administrative Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Administrative Agent, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Administrative Agent at such sale.

     11.7 Duties of Other Agents.

          To the extent that any Lender is identified in this Agreement as a "co-agent," documentation agent or Syndication Agent, such Lender shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender.

     11.8 Administrative Agent May File Proofs of Claim.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to Holdings, Company or any of the Subsidiaries of Holdings or Company, Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein

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expressed or by declaration or otherwise and irrespective of whether
Administrative Agent shall have made any demand on Company) shall be entitled and empowered, by intervention in such proceeding or otherwise:

          (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Loans or Letters of Credit and any other Obligations that are owing and unpaid and to file such other papers or documents as may be necessary or advisable in order to have the claims of Lenders and Agents (including any claim for the reasonable compensation, expenses, disbursements and advances of Lenders and Agents and their agents and counsel and all other amounts due Lenders and Agents under subsections 2.3 and 12.2) allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to Lenders, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Agents and their agents and counsel, and any other amounts due Agents under subsections 2.3 and 12.2.

          Nothing herein contained shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lenders or to authorize Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

Section 12. MISCELLANEOUS

     12.1 Successors and Assigns; Assignments and Participations in Loans and Letters of Credit.

     A. General. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders (it being understood that Lenders' rights of assignment are subject to the further provisions of this subsection 12.1). Neither Company's rights or obligations hereunder nor any interest therein may be assigned or delegated by Company without the prior written consent of all Lenders (and any attempted assignment or transfer by Company without such consent shall be null and void). No sale, assignment or transfer or participation of any Letter of Credit or any participation therein may be made separately from a sale, assignment, transfer or participation of a corresponding interest in the Revolving Loan Commitment and the Revolving Loans of the Revolving Lender effecting such sale, assignment, transfer or participation. Anything contained herein to the contrary notwithstanding, except as provided in subsection 2.1A(iii) and subsection 12.5, the Swing Line Loan Subcommitment and the Swing Line Loans of Swing Line Lender may not be sold, assigned or transferred as described below to

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any Person other than a successor Administrative Agent and Swing Line Lender to the extent contemplated by subsection 11.5. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Affiliates of each of Administrative Agent and Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

     B.   Assignments.

          (i) Amounts and Terms of Assignments. Any Lender may assign to one or more Eligible Assignees all or any portion of its rights and obligations under this Agreement, provided that:

               (a) except (1) in the case of an assignment of the entire remaining amount of the assigning Lender's rights and obligations under this Agreement or (2) in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund of a Lender, the aggregate amount of the Revolving Loan Exposure or Term Loan Exposure, as the case may be, of the assigning Lender and the assignee subject to each such assignment shall not be less than Cdn. $1,000,000, in the case of any assignment of a Revolving Loan Commitment or Cdn. $1,000,000, in the case of any assignment of a Term Loan, unless each of Administrative Agent and, so long as no Event of Default has occurred and is continuing, Company otherwise consents (each such consent not to be unreasonably withheld or delayed),

               (b) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loan or the Commitment assigned,

               (c) the assignor and the assignee under each assignment shall execute and deliver to Administrative Agent an Assignment Agreement, together with a processing and recordation fee of $3,500 (unless the assignee is an Affiliate or an Approved Fund of the assignor, in which case no fee shall be required), and the Eligible Assignee, if it shall not be a Lender, shall deliver to Administrative Agent information reasonably requested by Administrative Agent), and

               (d) except in the case of an assignment to another Lender, an Affiliate of a Lender or an Approved Fund of a Lender, Administrative Agent and, if no Event of Default has occurred and is continuing, Company, shall have consented thereto (which consent shall not be unreasonably withheld), and shall evidence such consent in writing on request by any party to the Assignment Agreement.

     Upon such execution, delivery and consent, from and after the effective date specified in such Assignment Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and

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     (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination of this Agreement under subsection 12.9B) and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto, provided that, anything contained in any of the Loan Documents to the contrary notwithstanding, if such Lender is an Issuing Lender such Lender shall continue to have all rights and obligations of an Issuing Lender until the cancellation or expiration of any Letters of Credit issued by it and the reimbursement of any amounts drawn thereunder). Other than as provided in subsection 2.1A(iii) and subsection 12.5, any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection 12.1B shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection 12.1C.

          (ii) Acceptance by Administrative Agent; Recordation in Register. Upon its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing and recordation fee referred to in subsection 12.1B(i), Administrative Agent shall, if Administrative Agent and Company have consented to the assignment evidenced thereby (in each case to the extent such consent is required pursuant to subsection 12.1B(i)), (a) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of Administrative Agent to such assignment), (b) record the information contained therein in the Register, and (c) give prompt notice thereof to Company. Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this subsection 12.1B(ii).

          (iii) Deemed Consent by Company. If the consent of Company to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment thresholds specified in subsection 12.1B(i), but excluding any consent of Company required for the sale of a participation set forth in subsection 12.1C), Company shall be deemed to have given its consent five Business Days after the date notice thereof has been delivered by the assigning Lender (through Administrative Agent) unless such consent is expressly refused by Company on or prior to such fifth Business Day.

     C. Participations. Any Lender may, without the consent of, or notice to, Company or Administrative Agent, sell participations to one or more Persons (other than a natural Person or Company or any of its Affiliates) in all or a portion of such Lender's rights and/or obligations under this Agreement, provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Company, Administrative Agent and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender

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sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement, provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver directly affecting
(a) the extension of the regularly scheduled maturity of any portion of the principal amount of or interest on any Loan allocated to such participation (other than interest imposed by subsection 2.2D for a period not to exceed 60 days) or (b) a reduction of the principal amount of or the rate of interest payable on any Loan allocated to such participation (other than interest imposed by subsection 2.2D for a period not to exceed 60 days). Subject to the further provisions of this subsection 12.1C, Company agrees that each Participant shall be entitled to the benefits of subsection 2.6 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection 12.1B. To the extent permitted by Applicable Law, each Participant also shall be entitled to the benefits of subsection 12.4 as though it were a Lender, provided such Participant agrees to be subject to subsection 12.5 and 12.20 as though it were a Lender. A Participant shall not be entitled to receive any greater payment under subsection 2.6 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant unless the sale of the participation to such Participant is made with Company's prior written consent.

          Where payments to a Participant are subject to withholding tax pursuant to Part XIII of the Income Tax Act, a Participant shall not be entitled to the benefits of subsection 2.6 unless Company is notified of the participation sold to such Participant and Company agrees to comply with subsection 2.6 as though such Participant were a Lender.

     D. Pledges and Assignments. Any Lender may at any time pledge or assign a security interest in all or any portion of its Loans, and the other Obligations owed to such Lender, to any banking or finance Governmental Authority to secure obligations of such Lender, including any pledge or assignment to secure obligations to any Federal Reserve Bank, provided that (i) no Lender shall be relieved of any of its obligations hereunder as a result of any such assignment or pledge and (ii) in no event shall any assignee or pledgee be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

     E. Information. Each Lender may furnish any information concerning Company and its Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to subsection 12.20.

     F. Agreements of Lenders. Each Lender listed on the signature pages hereof hereby agrees, and each Lender that becomes a party hereto pursuant to an Assignment Agreement shall be deemed to agree, (i) that it is an Eligible Assignee described in clause (ii) of the definition thereof; (ii) that it has experience and expertise in the making of or purchasing loans such as the Loans; and (iii) that it will make or purchase Loans for its own account in the ordinary course of its business and without a view to distribution of such Loans within the meaning of the Securities Act or the Exchange Act or other securities laws (it being understood that, subject to the provisions of this subsection 12.1, the disposition of such Loans or any interests therein shall at all times remain within its exclusive control).

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     12.2 Expenses.

          Whether or not the transactions contemplated hereby shall be consummated, Company agrees to pay promptly:

          (i) all reasonable costs and expenses of the Agents incurred in connection with the negotiation, preparation and execution of the Loan Documents and any consents, amendments, waivers or other modifications thereto;

          (ii) all costs and expenses of furnishing all opinions by counsel for Company (including any opinions requested by Agents or Lenders as to any legal matters arising hereunder) and of Company's performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents including with respect to confirming compliance with environmental, insurance and solvency requirements;

          (iii) all reasonable fees, expenses and disbursements of counsel to Administrative Agent on a solicitor and his own client basis (including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and administration of the Loan Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by Company;

          (iv) all costs and expenses of creating and perfecting Liens in favor of Administrative Agent on behalf of Lenders pursuant to any Collateral Document, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees and reasonable fees, expenses and disbursements of counsel to Administrative Agent and of counsel providing any opinions that Administrative Agent or Requisite Lenders may request in respect of the Collateral Documents or the Liens created pursuant thereto;

          (v) all costs and expenses (including the reasonable fees, expenses and disbursements of any auditors, accountants or appraisers and any environmental, engineering or other consultants, advisors and agents employed or retained by Administrative Agent or its counsel) of obtaining and reviewing any appraisals or any environmental audits or reports provided for under this Agreement, provided that Administrative Agent shall advise Company of Lenders' intent to obtain such information, although failure to do so will not affect Company's obligations under this subsection 12.2;

          (vi) all costs and expenses incurred by Administrative Agent in connection with the custody or preservation of any of the Collateral;

          (vii) all other costs and expenses incurred by Agents in connection with the syndication of the Commitments;

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          (viii) all costs and expenses, including reasonable legal fees on a solicitor and his own client basis (including allocated costs of internal counsel) and fees, costs and expenses of accountants, advisors and consultants, incurred by Administrative Agent and its counsel relating to efforts to (a) evaluate or assess any Loan Party, its business or financial condition and (b) protect, evaluate, assess or dispose of any of the Collateral; and

          (ix) all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel), fees, costs and expenses of accountants, advisors and consultants and costs of settlement, incurred by Administrative Agent and Lenders in enforcing any Obligations of or in collecting any payments due from any Loan Party hereunder or under the other Loan Documents (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Loan Documents) or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.

     12.3 Indemnity.

          In addition to the payment of expenses pursuant to subsection 12.2, whether or not the transactions contemplated hereby shall be consummated, Company agrees to defend (subject to Indemnitees' selection of counsel), indemnify, pay and hold harmless Agents and Lenders (including Issuing Lenders), and the officers, directors, employees, agents and Affiliates of Agents and Lenders (collectively called the "Indemnitees"), from and against any and all Indemnified Liabilities (as hereinafter defined), provided that Company shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee as determined by a final judgment of a court of competent jurisdiction.

          As used herein, "Indemnified Liabilities" means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, actions, judgments, suits, claims (including Environmental Claims), costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials or Hazardous Materials Activity), expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of:

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          (i) this Agreement, the other Loan Documents or the Related Documents or the transactions contemplated hereby or thereby (including Lenders' agreement to make the Loans hereunder or the use or intended use of the proceeds thereof or the issuance of Letters of Credit hereunder or the use or intended use of any thereof, the failure of an Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority or any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guarantees)), and further including:

               (a) any cost or expense incurred by reason of the liquidation or re-deployment in whole or in part of deposits or other funds required by any Lender to fund any Bankers' Acceptance or to fund or maintain any Loan as a result of Company's failure to complete a borrowing or to make any payment, repayment or prepayment on the date required hereunder or specified by it in any notice given hereunder;

               (b) subject to permitted or deemed Rollovers and Conversions, Company's failure to provide for the payment to Administrative Agent for the account of the Lenders of the full principal amount of each Bankers' Acceptance on its maturity date;

               (c) Company's failure to pay any other amount, including any interest or fee, due hereunder on its due date after the expiration of any applicable grace or notice periods (subject, however, to the interest obligations of Company hereunder for overdue amounts);

               (d) the prepayment of any outstanding Bankers' Acceptance otherwise than on the last day of its BA Interest Period;

               (e) Company's failure to give any notice required to be given by it to Administrative Agent or the Lenders hereunder;

               (f) the failure of Company to make any other payment due hereunder;

               (g) any inaccuracy or incompleteness of Company's representations and warranties contained herein;

               (h) any failure of Company to observe or fulfill its covenants contained herein;

               (i) any failure of Company to observe or fulfill any other Obligation not specifically referred to above; or

               (j) the occurrence of any Default or Event of Default in respect of Company;

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          (ii) any liabilities described in the fifth to last paragraph of the
     Commitment Letter from Syndication Agent to Sterling dated October 31, 2003; or

          (iii) any Environmental Claim or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of Company or any of its Subsidiaries.

          To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this subsection 12.3 may be unenforceable in whole or in part because they are violative of any law or public policy, Company shall contribute the maximum portion that it is permitted to pay and satisfy under Applicable Law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

     12.4 Set-Off; Security Interest in Deposit Accounts.

          In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, during the existence of any Event of Default (and with the approval of the Requisite Lenders prior to any Loans becoming or being declared to be due under Section 10), each Lender is hereby authorized by Company at any time or from time to time, without notice to Company or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, provisional or final, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by that Lender or any Affiliate of that Lender to or for the credit or the account of Company and each other Loan Party against and on account of the Obligations of Company or any other Loan Party to that Lender (or any Affiliate of that Lender) or to any other Lender (or any Affiliate of any other Lender) under this Agreement, the Letters of Credit and participations therein and the other Loan Documents, including all claims of any nature or description arising out of or connected with this Agreement, the Letters of Credit and participations therein or any other Loan Document, irrespective of whether or not (i) that Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loans or any amounts in respect of the Letters of Credit or any other amounts due hereunder shall have become due and payable pursuant to Section 10 and although said obligations and liabilities, or any of them, may be contingent or unmatured. Company hereby further grants to Administrative Agent and each Lender a security interest in all deposits and accounts maintained with Administrative Agent or such Lender as security for the Obligations.

     12.5 Ratable Sharing.

          Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under a Bankruptcy Law, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and

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other amounts then due and owing to that Lender hereunder or under the other
Loan Documents (collectively, the "Aggregate Amounts Due" to such Lender) that is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify Administrative Agent and each other Lender of the receipt of such payment and (ii) apply a portion of such payment to purchase assignments (which it shall be deemed to have purchased from each seller of an assignment simultaneously upon the receipt by such seller of its portion of such payment) of the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them, provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy, receivership or reorganization of a Loan Party or otherwise, those purchases shall be rescinded and the purchase prices paid for such assignments shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Company expressly consents to the foregoing arrangement and agrees that any purchaser of an assignment so purchased may exercise any and all rights of a Lender as to such assignment as fully as if that Lender had complied with the provisions of subsection 12.1B with respect to such assignment. In order to further evidence such assignment (and without prejudice to the effectiveness of the assignment provisions set forth above), each purchasing Lender and each selling Lender agree to enter into an assignment agreement at the request of a selling Lender or a purchasing Lender, as the case may be, in form and substance reasonably satisfactory to each such Lender.

     12.6 Amendments and Waivers.

          No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Company therefrom, shall in any event be effective without the written concurrence of Requisite Lenders, provided that no such amendment, modification, termination, waiver or consent shall:

          (i) without the additional consent of each Lender with Obligations directly affected:

               (a) reduce the principal amount payable on account of any Loan,

               (b) increase the maximum aggregate amount of Letters of Credit available,

               (c) postpone any installment date or the final maturity date of any Loan,

               (d) postpone the date on which any interest or any fees are payable, other than interest imposed by subsection 2.2D for a period not to exceed 60 days,

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               (e) decrease the interest rate or stamping fee borne by any Loan or the amount of any fees payable hereunder, other than interest imposed by subsection 2.2D for a period not to exceed 60 days,

               (f) reduce the amount or postpone the due date of any amount payable in respect of any Letter of Credit,

               (g) extend the expiration date of any Letter of Credit beyond the Revolving Loan Commitment Termination Date,

               (h) change in any manner the obligations of Revolving Lenders relating to the purchase of participations in Letters of Credit, or

               (i) increase such Lender's Commitment;

          (ii) without the consent of all Lenders:

               (a) change in any manner the definition of "Class" or the definition of "Pro Rata Share" or the definition of "Requisite Class Lenders" or the definition of "Requisite Lenders" (except for any changes resulting solely from an increase in Commitments approved by Requisite Lenders),

               (b) change in any manner any provision of this Agreement that, by its terms, expressly requires the approval or concurrence of all Lenders,

               (c) increase the maximum duration of BA Interest Periods permitted hereunder,

               (d) release any Lien granted in favor of Administrative Agent with respect to the Collateral, or release Holdings from its obligations under the Holdings Guarantee, or release any of the Subsidiary Guarantors from their obligations under the Subsidiary Guarantee, in each case other than in accordance with the terms of this Agreement and the other Loan Documents, including subsections 12.14 and 12.15, or

               (e) change in any manner or waive the provisions contained in subsection 10.1 or this subsection 12.6.

          In addition:

                    (1) no amendment, modification, termination or waiver of any provision of subsection 2.1A(iii) or of any other provision of this Agreement relating to the Swing Line Loan Subcommitment or the Swing Line Loans shall be effective without the written concurrence of Swing Line Lender,

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                    (2) no amendment, modification, termination or waiver of any provision of Section 4 shall be effective without the written concurrence of Fronting Bank (if any) and, with respect to Letters of Credit, without the written concurrence of each Issuing Lender that has issued an outstanding Letter of Credit or has not been reimbursed for a payment under a Letter of Credit,

                    (3) no amendment, modification, termination or waiver of any provision of Section 11 or of any other provision of this Agreement which, by its terms, expressly requires the approval or concurrence of Administrative Agent shall be effective without the written concurrence of Administrative Agent, and

                    (4) notwithstanding subclause 12.6(i), no amendment,
               modification, termination or waiver of any provision of subsection 2.4 that has the effect of changing any interim scheduled payments, voluntary or mandatory prepayments, or Commitment reductions applicable to a Class in a manner that disproportionately disadvantages one Class relative to any other Class shall be effective without the written concurrence of Requisite Class Lenders of such disadvantaged Class.

          Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender.

          Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Company in any case shall entitle Company to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 12.6 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by Company, on Company and each Subsidiary Guarantor.

     12.7 Independence of Covenants.

          All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

     12.8 Notices; Effectiveness of Signatures.

          Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, or sent by telefacsimile or Canadian mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile in complete and

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legible form, or three Business Days after depositing it in the Canadian mail with postage prepaid and properly addressed, provided that notices to Administrative Agent, Swing Line Lender and any Issuing Lender shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or (i) as to Company and Administrative Agent, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Administrative Agent and Company. Electronic mail and Internet and intranet websites may be used to distribute routine communications, such as financial statements and other information, provided that no signature with respect to any notice, request, agreement, waiver, amendment or other document or any notice that is intended to have binding effect may be sent by electronic mail.

          Loan Documents and notices under the Loan Documents may be transmitted and/or signed by telefacsimile. The effectiveness of any such documents and signatures shall, subject to Applicable Law, have the same force and effect as an original copy with manual signatures and shall be binding on all Loan Parties, Agents and Lenders. Administrative Agent may also require that any such documents and signature be confirmed by a manually-signed copy thereof, provided that the failure to request or deliver any such manually-signed copy shall not affect the effectiveness of any facsimile document or signature.

     12.9 Survival of Representations, Warranties and Agreements.

     A. Survive Execution. All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of the Letters of Credit hereunder.

     B. Survive Termination. Notwithstanding anything in this Agreement or implied by Applicable Law to the contrary, the agreements of Company set forth in subsections 2.6, 12.2, 12.3, 12.4, 12.18 and 12.19 and the agreements of Lenders set forth in subsections 11.2C, 11.4, 12.5, 12.19 and 12.20 shall survive the payment of the Loans, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn thereunder, and the termination of this Agreement.

     12.10 Failure or Indulgence Not Waiver; Remedies Cumulative.

          No failure or delay on the part of an Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

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     12.11 Marshalling; Payments Set Aside.

          Neither any Agent nor any Lender shall be under any obligation to marshal any assets in favor of Company or any other party or against or in payment of any or all of the Obligations. To the extent that Company makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent for the benefit of Lenders), or Agents or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any similar official in respect of a Loan Party under any Bankruptcy Law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

     12.12 Severability.

          In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     12.13 Obligations Several; Independent Nature of Lenders' Rights; Damage Waiver.

          The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders, or Lenders and Company, as a partnership, an association, a Joint Venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

          To the extent permitted by Applicable Law, Company shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with or as a result of this Agreement (including subsection 2.1C hereof), any other Loan Document, any transaction contemplated by the Loan Documents, any Loan or the use of proceeds thereof.

     12.14 Release of Subsidiary Guarantee.

          Upon the sale or other disposition of all of the Capital Stock of a Subsidiary Guarantor to any Person (other than to an Affiliate of Company, unless such sale or other disposition is permitted under subclause 9.7(i)) permitted by this Agreement, or termination of

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the existence of a Subsidiary Guarantor in a transaction permitted by subclause
9.7(i), or to which Requisite Lenders have otherwise consented, for which a Loan Party desires to obtain a release of the Subsidiary Guarantor from the Subsidiary Guarantee, such Loan Party shall deliver an Officer's Certificate:

          (i) specifying the Capital Stock being sold or otherwise disposed of in the proposed transaction,

          (ii) stating that the Capital Stock subject to such disposition is being sold or otherwise disposed of in compliance with the terms hereof, and

          (iii) certifying that no Event of Default or Potential Event of Default exists;

and upon the receipt of such Officer's Certificate, Administrative Agent shall, at such Loan Party's expense (so long as Administrative Agent does not have actual knowledge, without independent inquiry, that the facts stated in such Officer's Certificate are not true and correct, execute and deliver a release of the Subsidiary Guarantor from the Subsidiary Guarantee, as may be reasonably requested by such Loan Party.

     12.15 Release of Security Interest on Asset Disposition.

          Upon the sale or other disposition of any Collateral that is permitted by this Agreement or to which Requisite Lenders have otherwise consented and for which a Loan Party desires to obtain a security interest release, such Loan Party shall deliver an Officer's Certificate:

          (i) specifying the Collateral being sold or otherwise disposed of in the proposed transaction,

          (ii) stating that the Collateral subject to such disposition is being sold or otherwise disposed of in compliance with the terms hereof,

          (iii) stating whether the sale or other disposition of such item of Collateral constitutes an Asset Sale, and

          (iv) certifying that no Event of Default or Potential Event of Default exists.

Upon the receipt of such Officer's Certificate, Administrative Agent shall, at such Loan Party's expense (so long as Administrative Agent does not have actual knowledge, without independent inquiry, that the facts stated in such Officer's Certificate are not true and correct, and if the sale or other disposition of such item of Collateral or Capital Stock constitutes an Asset Sale, Administrative Agent shall have received evidence satisfactory to it in its sole discretion that satisfactory arrangements or undertakings have been made for delivery of the Net Asset Sale Proceeds if and as required by subsection 2.4) execute and deliver such releases of the security interests created by the Collateral Documents in the Collateral which is the subject of such sale, as may be reasonably requested by such Loan Party.

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     12.16 Applicable Law.

          This Agreement and the rights and obligations of the Parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the Province of Alberta, without regard to conflicts of laws principles that would require application of another law.

     12.17 Construction of Agreement; Nature of Relationship.

          Each of the parties hereto acknowledges that (i) it has been represented by counsel in the negotiation and documentation of the terms of this Agreement, (ii) it has had full and fair opportunity to review and revise the terms of this Agreement, (iii) this Agreement has been drafted jointly by all of the parties hereto, and (iv) neither Administrative Agent nor any Lender or other Agent has any fiduciary relationship with or duty to Company arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent, the other Agents and Lenders, on one hand, and Company, on the other hand, in connection herewith or therewith is solely that of debtor and creditor. Accordingly, each of the parties hereto acknowledges and agrees that the terms of this Agreement shall not be construed against or in favor of another party.

     12.18 Consent to Jurisdiction and Service of Process.

          All judicial proceedings brought against Company arising out of or relating to this Agreement or any other Loan Document, or any obligations thereunder, may be brought in any court of competent jurisdiction in the Province of Alberta. By executing and delivering this Agreement, Company, for itself and in connection with its properties, irrevocably

          (i) accepts generally and unconditionally the nonexclusive jurisdiction and venue of such courts;

          (ii) waives any defense of forum non conveniens;

          (iii) agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Company at its address provided in accordance with subsection 12.8;

          (iv) agrees that service as provided in clause (iii) above is sufficient to confer personal jurisdiction over Company in any such proceeding in any such court, and otherwise constitutes effective and binding service in every respect; and

          (v) agrees that Lenders retain the right to serve process in any other manner permitted by Applicable Law or to bring proceedings against Company in the courts of any other jurisdiction.

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     12.19 Waiver of Jury Trial.

          Each of the Parties to this Agreement hereby agrees to waive its respective rights to a jury trial of any claim or cause of action based upon or arising out of this agreement or any of the other loan documents or any dealings between them relating to the subject matter of this loan transaction or the lender/borrower relationship that is being established. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. This waiver is irrevocable, meaning that it may not be modified either orally or in writing (other than by a mutual written waiver specifically referring to this subsection 12.19 and executed by each of the parties hereto), and this waiver shall apply to any subsequent amendments, renewals, supplements or modifications to this Agreement or any of the other Loan Documents or to any other documents or agreements relating to the Loans made or Letters of Credit issued hereunder.

     12.20 Confidentiality.

          Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement that has been identified in writing as confidential by Company in accordance with such Lender's customary procedures for handling confidential information of this nature, it being understood and agreed by Company that in any event a Lender may make disclosures:

          (i) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential),

          (ii) to the extent requested by any Governmental Authority,

          (iii) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder,

          (iv) to the extent required by Applicable Law or by any subpoena or similar legal process,

          (v) to any other party to this Agreement,

          (vi) subject to an agreement containing provisions substantially the same as those of this subsection 12.20, to any Eligible Assignee of or participant in, or any

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     prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement,

          (vii) with the consent of Company,

          (viii) to the extent such information (i) becomes publicly available other than as a result of a breach of this subsection 12.20 or (ii) becomes available to Administrative Agent or any Lender on a nonconfidential basis from a source other than Company, or

          (ix) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender's or its Affiliates' investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates, provided that, unless specifically prohibited by Applicable Law or court order, each Lender shall notify Company of any request by any Governmental Authority or representative thereof (other than any such request in connection with any examination of the financial condition of such Lender by such Governmental Authority) for disclosure of any such non-public information prior to disclosure of such information; and provided, further that in no event shall any Lender be obligated or required to return any materials furnished by Company or any of its Subsidiaries. In addition, Administrative Agent and Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to Administrative Agent and Lenders.

          Notwithstanding anything herein to the contrary, information required to be treated as confidential by reason of the foregoing shall not include, and Administrative Agent and each Lender may disclose to any and all Persons, without limitation of any kind, any information with respect to income tax treatment and income tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to Administrative Agent or such Lender relating to such tax treatment and tax structure.

     12.21 Paramountcy

          If there is any conflict or inconsistency between any provision of this Agreement and any provision of any other Loan Document, the provisions of this Agreement shall, to the extent necessary to resolve such conflict, govern.

     12.22 Counterparts; Effectiveness.

          This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This

Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    COMPANY:

                                    NORTH AMERICAN ENERGY PARTNERS INC.


                                    By: /s/ John D. Hawkins
                                       -------------------------------------
                                       Name: John D. Hawkins
                                       Title: Vice President

                                    Notice Address:

                                    Acheson Industrial Park #2
                                    53016-Highway 60,
                                    Spruce Grove, Alberta T7X 3G7


                                    LENDERS:

                                    ROYAL BANK OF CANADA


                                    By: /s/ Kevin P. Adams
                                        ------------------------------------
                                        Name: Kevin P. Adams
                                        Title: Authorized Signatory

                                    Notice Address:

                                    1100 Bankers Hall West
                                    888-3rd Street S.W.
                                    Calgary, AB T2P 5C5
                                    Attention: Corporate Credit Department
                                    Fax: (403) 292-3234

                                    BNP PARIBAS (Canada)


                                    By: /s/ Eric Borromeo
                                        ------------------------------------
                                        Eric Borromeo
                                        Vice-President, Leverage Finance


                                    By: /s/ James K. Goodall
                                        ------------------------------------
                                        James K. Goodall
                                        Managing Director, Leveraged Finance &
                                        Real Estate Finance

                                    Notice Address:

                                    Ms. Paule Fortin
                                    BNP PARIBAS(Canada)
                                    1981 McGill College Avenue,
                                    Montreal, Quebec
                                    H3A 2W8
                                    Canada
                                    Phone: (514)285-6127
                                    Fax: (514)285-2944
                                    Email: paule.fortin@americas.bnpparibas.com

                                    With copy to:
                                    Merchant Banking Group
                                    One Front Street, 23rd floor
                                    San Francisco CA 94111
                                    Attention: Susan Bowes, Director & Portfolio
                                       Manager
                                    Fax: (415)398-4240


AGENTS:

                                    ROYAL BANK OF CANADA,
                                    as Administrative Agent


                                    By: /s/ Gail Watkin
                                        ----------------------------------------
                                        Name: Gail Watkin
                                        Title: Manager, Agency

                                    Notice Address:

                                    P.O. Box 50, 200 Bay Street
                                    Royal Bank Plaza
                                    12th Floor, South Tower
                                    Toronto, Ontario M5J2W7
                                    Attn: Manager, Agency
                                          Agency Services Group


                                    BNP PARIBAS, as Syndication Agent


                                    By: /s/ Christopher Goodwin
                                        ----------------------------------------
                                        Name: Christopher Goodwin
                                        Title: Managing Director


                                    By: /s/ Sean Davenport
                                        ----------------------------------------
                                        Name: Sean Davenport
                                        Title: Vice President

                                    Notice Address:

                                    Merchant Banking Group
                                    One Front Street, 23rd floor
                                    San Francisco CA 94111
                                    Attention: Susan Bowes, Director & Portfolio
                                       Manager
                                    Fax: (415)398-4240

                                    EXHIBIT I
                             TO THE CREDIT AGREEMENT

                           FORM OF NOTICE OF BORROWING

TO:  ROYAL BANK OF CANADA, as Administrative Agent

Re: Credit Agreement dated as of November 26th, 2003 among North American Energy Partners Inc., as borrower (the "Company"), and the Persons party thereto as lenders (collectively, the "Lenders"), and Royal Bank of Canada, as administrative agent (the "Administrative Agent"), and the other Agents (such Credit Agreement, as it may be amended, supplemented or otherwise modified or restated from time to time, referred to as the "Credit Agreement").

1.   The Funding Date applicable to this Notice of Borrowing is the        day
                                                                    ------
     of               , 200  .
        --------------     --

2. Pursuant to Section 2.1 of the Credit Agreement, the undersigned hereby requests that the following [Term/Revolving/Swing Line] Loan(s) be funded on the Funding Date:

     Type of Loan                   Principal Amount   BA Interest Period
     ----------------------------   ----------------   ------------------
     Prime Rate Loan
                                     --------------
     Bankers' Acceptances (or BA
                                     --------------      --------------
     Equivalent Advance)

3. The undersigned certifies to the Administrative Agent and to the Lenders that as of the Funding Date:

     (a) after giving effect to the Loan(s) requested on the Funding Date, the Total Utilization of Revolving Loan Commitments will not exceed (1) the Revolving Loan Commitments then in effect, or (2) the Borrowing Base then in effect, less the aggregate principal amount of all outstanding Term Loans including, for certainty, the face amount of all Banker's Acceptances and BA Discount Notes thereunder;

     (b) all representations and warranties contained in the Loan Documents are true, correct and complete in all material respects on and as of the Funding Date to the same extent as though made on such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date, provided, that, if a representation and warranty is qualified as to materiality, with respect to such representation and warranty, the materiality qualifier set forth above shall be disregarded for purposes of this certification;

     (c) no event shall have occurred and be continuing or will result from the consummation of the borrowing contemplated by this Notice of Borrowing that would constitute an Event of Default or a Potential Event of Default; and

     (d) each Loan Party has performed in all material respects all agreements and satisfied all conditions (other than those already satisfied or waived under subsection 6.1 of the Credit Agreement) which the Credit Agreement provides shall be performed or satisfied by it on or before the Funding Date.

4. Except as set out in Section 2.6C of the Credit Agreement, this Notice is irrevocable.

5. Capitalized terms used herein and not otherwise defined herein have the meanings given to them by the Credit Agreement.

     DATED this      day of        ,     , at       a.m., Toronto, Ontario time.
                ----        -------  ----     ------

                                            NORTH AMERICAN ENERGY
                                            PARTNERS INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

[If applicable] [cc: Swing Line Lender]

                                   EXHIBIT II
                             TO THE CREDIT AGREEMENT

                     FORM OF NOTICE OF CONVERSION / ROLLOVER

TO:  Royal Bank of Canada, as Administrative Agent

Re: Credit Agreement dated as of November 26th, 2003 among North American Energy Partners Inc., as borrower (the "Company"), and the Persons party thereto as lenders (collectively, the "Lenders"), and Royal Bank of Canada, as administrative agent (the "Administrative Agent"), and the other Agents (such credit Agreement, as it may be amended, supplemented or otherwise modified or restated from time to time, referred to as the "Credit Agreement").

1. Pursuant to Section 2.2C of the Credit Agreement, the undersigned hereby notifies the Administrative Agent that it will be:

     (a) rolling over part or all of an issue of Bankers Acceptances' under a [Term Loan][Revolving Loan] described as:

               Principal Amount/(1)/:
                                      ------------------------------------------
               BA Interest Period:
                                   ---------------------------------------------
               Maturity Date:
                              --------------------------------------------------

          into another Loan of the same type made under the same Loan facility described as:

               BA Interest Period:
                                   ---------------------------------------------
               Maturity Date:
                              --------------------------------------------------

          Note:
          (1) If only part of maturing Loan is rolled over, please indicate the principal amount to be rolled over: Cdn. $
                                                          ---------

                                      or;

     (b)  converting part or all of a [Term Loan][Revolving Loan] described as:

               Type of Loan:
                             ---------------------------------------------------
               Principal Amount/(1)/:
                                      ------------------------------------------
               BA Interest Period (if applicable):
                                                   -----------------------------
               Maturity Date (for BA):
                                       -----------------------------------------

          into a Loan made under such Loan facility described as:

               Type of Loan:
                             ---------------------------------------------------
               Principal Amount/(1)/:
                                      ------------------------------------------
               BA Interest Period (if applicable):
                                                   -----------------------------
               Maturity Date (for BA):
                                       -----------------------------------------

          effective the        day of                   ,        .
                        ------        ------------------  -------

          Note:
          (1)  If only part of maturing Loan is being converted, please indicate
               the principal amount to be rolled over: Cdn. $       .
                                                             -------

2. Except as set out in Section 2.6C of the Credit Agreement, this Notice is irrevocable.

3. Capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Credit Agreement.

w    DATED this      day of          ,      at       a.m. Toronto, Ontario time.
               ----        ---------  ----     -----

                                            NORTH AMERICAN ENERGY
                                            PARTNERS INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

[If applicable] [cc: Issuing Lender]
[If applicable] [cc: Swing Line Lender]

                                   EXHIBIT III
                             TO THE CREDIT AGREEMENT

                          FORM OF REQUEST FOR ISSUANCE

     REQUEST FOR ISSUANCE OF STANDBY LETTER OF CREDIT to be issued by BNP Paribas as Fronting Bank, or another Issuing Lender, as the case may be, pursuant to Article 4 of the Credit Agreement dated November 26th, 2003 among North American Energy Partners Inc. as borrower (the "Company"), and the Persons party thereto as lenders (collectively, the "Lenders") and Royal Bank of Canada, as administrative agent (the "Administrative Agent"), and the other Agents (as amended, modified, varied, restated or replaced from time to time the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Credit Agreement.

     Dated this      day of         , 200   at      a.m., Toronto, Ontario time.
                ----        --------     --    -----

--------------------------------------------------------------------------------
1.   Fronting Bank                                    Transit and Branch Address

BNP Paribas

--------------------------------------------------------------------------------
2.   PLEASE ISSUE AS PER ATTACHED SAMPLE on                  , which is not (i)
                                            ----------------
earlier than three Business Days after receipt of notice by Fronting Bank and Administrative Agent and (ii) later than (and including) the thirtieth (30th) day prior to the Revolving Loan Commitment Termination Date.

--------------------------------------------------------------------------------
3.   FROM APPLICANT (Full Name and Address)

     North American Energy Partners Inc.
     Acheson Industrial Park #2
     53016 - Highway 60
     Spruce Grove, Alberta T7X 3G7

--------------------------------------------------------------------------------
4.   IN FAVOUR OF: [Insert Full Name and Address of Beneficiary]

--------------------------------------------------------------------------------
5.   AMOUNT : [Insert amount in Cdn.$ only]

--------------------------------------------------------------------------------
6.   PURPOSE: (Select one and provide details below)

a. [ ] Supporting Indebtedness of the Company or any of its Subsidiaries in respect of industrial revenue or development bonds or financings;

b. [ ] Supporting workers' compensation liabilities of the Company or any of its Subsidiaries;

c. [ ] Supporting the obligations of insurers of the Company or any of its Subsidiaries;

d. [ ] Supporting obligations with respect to Capital Leases or Operating Leases of the Company or any of its Subsidiaries, or

e. [ ] Supporting the performance, payment, deposit or surety obligations of the Company or any of its Subsidiaries (including under the Bonding Program), in any case in the ordinary course of the Loan Parties' business.

Details:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
7.   EXPIRY DATE: (Select One)

One year from date of issue, which expiry date shall be on or earlier than ten
(10) days prior to the Revolving Loan Commitment Termination Date.

On               , which shall be no later than the earlier of (a) ten (10) days
   -------------
prior to the Revolving Loan Commitment Termination Date and (b) the date which is one year from the date of issuance of the Letter of Credit requested in this notice.

--------------------------------------------------------------------------------
8. DELIVERY INSTRUCTIONS - BENEFICIARY INSIDE CANADA OR BNP PARIBAS, as Fronting Bank

     (Complete section 12. if Beneficiary outside Canada) (Select one)

Applicant
Beneficiary

Lender Branch in 1 above

Deliver by courier to BNP Paribas, as Fronting Bank and instruct BNP Paribas to advise beneficiary (if applicable).

Other Instruction (Specify)
                            ------------------------------------------

--------------------------------------------------------------------------------
9.   DRAWINGS: (Select One)

Beneficiary can make

[ ]    One demand for payment
[ ]    Multiple demands for payment
       (drawings)

--------------------------------------------------------------------------------

                                      III-1

--------------------------------------------------------------------------------
10.  DOCUMENTS REQUIRED FOR DRAWINGS (Optional)

Demand in writing

[ ]  Sight Draft

[ ]  Signed Beneficiary Certificate stating a default
[ ]  Copy of Transport Document (Specify)

     ---------------------------------------------------------
[ ]  Copy of Invoice
[ ]  Document as per format attached
[ ]  Other (Specify)
                     -----------------------------------------

--------------------------------------------------------------------------------
11.  SPECIAL INSTRUCTIONS (optional)

--------------------------------------------------------------------------------
12.  DELIVERY INSTRUCTIONS - BENEFICIARY OUTSIDE CANADA

     (Complete Section 8. for beneficiary in Canada)
a.   Method of Advice (Select One)
     [ ]  Telex to Foreign bank only
     [ ]  Airmail to
          [ ]  Foreign Bank
          [ ]  Beneficiary
     [ ]  Foreign Bank Name and Address (If provided)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     [ ]  Original to Lender Branch in 1. Above

b.   Instruct your correspondent bank in country of beneficiary to (Select One)

     [ ]  Advise to beneficiary
          [ ]  Issue on your behalf and deliver to:
               (Select one)

     [ ]  Our Administrative Agent (Name, address, phone no.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     [ ]  Beneficiary

--------------------------------------------------------------------------------
13. The Company hereby represents and warrants as of the date hereof and as of the date of issuance of this Letter of Credit to the following:

a. After giving effect to the issuance of the Letter of Credit requested in this Request for Issuance, the Letter of Credit Usage will not exceed Cdn.$30,000,000 , minus the amount of any cash collateral provided by the Company or its Subsidiaries pursuant to subsection 9.2A(iv) of the Credit Agreement then held by, or for the benefit of, the providers of the Bonding Program as security therefor;

b. No Potential Event of Default or Event of Default has occurred and is continuing or would occur as a result of the issuance of the requested Letter of Credit (in each case that has not been waived in accordance with Subsection 12.6 of the Credit Agreement);

c. All representations and warranties contained in the Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date, provided, that, if a representation and warranty is qualified as to materiality, with respect to such representation and warranty, the materiality qualifier set forth above shall be disregarded for purposes of this representation and warranty; and

d. Each Loan Party has performed in all material respects all agreements and satisfied all conditions (other than those already satisfied or waived under subsection 6.1 of the Credit Agreement) which the Credit Agreement provides shall be performed or satisfied by it on or before the issuance of the Letter of Credit.

--------------------------------------------------------------------------------
14.  The Company hereby acknowledges, agrees and ratifies the following:

a. The terms and conditions set out in the Letter of Credit attached hereto, as may be amended from time to time;

b. The Issuing Lender, in its reasonable discretion, may (i) require changes in the text of the proposed Letter of Credit or any documents described in or attached to this Request for Issuance, and/or (ii) require an application and/or indemnity of Company in such Issuing Lender's customary form;

c. The Letter of Credit requested in this Request for Issuance will not be used for the purpose of supporting trade payables or indebtedness for borrowing money; and

d. Unless the Issuing Lender otherwise agrees, no Letter of Credit shall require payment against a conforming demand for payment to be made thereunder on the same business day (under the laws of the jurisdiction in which the office of the Issuing Lender to which such demand for payment is required to be presented is located) that such demand for payment is presented if such presentation is made after 1:00 p.m. (in the time zone of such office of the Issuing Lender) on such business day.

NORTH AMERICAN ENERGY PARTNERS INC.


By:
    ---------------------------------
    Name:
    Title:


By:
    ---------------------------------
    Name:
    Title:

                                      III-2

                                   EXHIBIT IV
                             TO THE CREDIT AGREEMENT

                           [INTENTIONALLY LEFT BLANK]

                                    EXHIBIT V
                             TO THE CREDIT AGREEMENT

                            FORM OF BA DISCOUNT NOTE

Cdn $                                     Date:
     -----------------------                   ---------------------------------

     FOR VALUE RECEIVED, the undersigned unconditionally promises to pay on
                    , 200   , to or to the order of [NAME OF NON-ACCEPTANCE
--------------------     ---
LENDER] ("Holder"), the sum of Cdn $                            with no interest
                                    ---------------------------
thereon.

     The undersigned hereby waives presentment, protest and notice of every kind and waives any defences based upon indulgences which may be granted by the holder hereof to any party liable hereon and any days of grace.

     This promissory note evidences a BA Equivalent Advance, as defined in the Credit Agreement dated as of November _, 2003 among North American Energy Partners Inc. as borrower, and the persons party thereto as lenders, and Royal Bank of Canada, as administrative agent, and the other Agents (such Credit Agreement, as it may be amended, supplemented or otherwise modified or restated from time to time, referred to as the "Credit Agreement") and constitutes evidence of indebtedness to the holder arising from such BA Equivalent Advance. Payment of this note shall be made at the account designated by the administrative agent pursuant to the Credit Agreement.

                                            NORTH AMERICAN ENERGY
                                            PARTNERS INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                   EXHIBIT VI
                             TO THE CREDIT AGREEMENT

                       FORM OF BORROWING BASE CERTIFICATE

TO:  ROYAL BANK OF CANADA, as Administrative Agent

Re: Credit Agreement dated as of November 26th, 2003 among North American Energy Partners Inc., as borrower (the "Company"), and the Persons party thereto as lenders (collectively, the "Lenders") and Royal Bank of Canada, as Administrative Agent (the "Administrative Agent"), and the other Agents (such Credit Agreement, as it may be amended, supplemented or otherwise modified or restated from time to time, referred to as the "Credit Agreement").

1. This Borrowing Base Certificate is given pursuant to [Section 6.1L] [Section 8.1(xiv)] of the Credit Agreement. Capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Credit Agreement.

2. I am the duly appointed [_] of the Company and hereby certify in such capacity for and on behalf of the Company and not in my personal capacity and without assuming any personal liability whatsoever, after making due inquiry:

     (a)  as of [ _/1/], the Borrowing Base is Cdn. $ _;

     (b) /2/such Borrowing Base [equals] [exceeds][is less than] the Total Utilization of Revolving Loan Commitments plus the principal amount of the Term Loans (including, for certainty, the face amount of all outstanding Bankers' Acceptances and BA Discount Notes thereunder), being Cdn. $ _; and

     attached hereto as Schedule 1 are detailed particulars of the manner in which the Borrowing Base was calculated.

----------

/1/ Insert applicable date pursuant to the requirement of the Credit Agreement(i.e.: recent date prior to the Closing Date pursant to Section 6.1L of the Credit Agreement or the last Business Day of each month ending after the Closing Date, the last Business Day of each week ending after the Closing Date, and/or any other Business Day, all in accordance with Section 8.1(xiv) of the Credit Agreement).

/2/ On the Closing Date add the following language: After giving effect to the Loans to be funded and any Letters of credit to be issuied on the Closing Date,

3. [Insert if Borrowing Base is insufficient] [Pursuant to Section 2.4B(iii)(g) of the Credit Agreement, [concurrent with the delivery of this Borrowing Base Certificate][the Company has prepaid] [the Company hereby covenants and agrees to prepay] Cdn. $_ of the Swing Line Loans [and Cdn. $_ of the other Revolving Loans (including collaterization of Bankers' Acceptances)] [and collaterialize Letters of Credit in an amount equal to Cdn $_] so that the Total Utilization of Revolving Loan Commitments will no longer exceed the Borrowing Base less the aggregate principal amount of all outstanding Term Loans including, for certainty, the face amount of all outstanding Bankers' Acceptances and BA Discount Notes thereunder.]

DATED this        day of                      , 200   .
           ------        ---------------------     ---

                                            NORTH AMERICAN ENERGY
                                            PARTNERS INC.


                                            By:
                                                ---------------------------
                                                Name:
                                                Title:

                                   SCHEDULE 1

                        TO THE BORROWING BASE CERTIFICATE

                                  CALCULATIONS

1. For the purpose of the Borrowing Base Certificate, the Borrowing Base has been determined as follows:

     1. Borrowing Base (as at any date of determination) = an aggregate amount equal to (a) the lesser of (i) 55% of Consolidated PP&E, and (ii) Cdn. $90,000,000, plus (b) 75% of the value of Eligible Accounts Receivable.

          _Consolidated PP&E

               Assets (net of depreciation) of the Company and its Subsidiaries on a consolidated basis classified as property, plant and
               equipment in conformity with GAAP.             Cdn. $
                                                                    ---------

               less:

               any such assets subject to a Lien in favour of any Person other than the Administrative Agent for the benefit of the Lenders that ranks pari passu with or ahead of the Liens created by the Collateral Documents, to the extent of the lesser of the fair market value of such asset and the amount secured by such Lien.
                                                              Cdn. $
                                                                    ---------

               Consolidated PP&E                              Cdn. $
                                                                    ---------

               55% of Consolidated PP&E                       Cdn. $
                                                                    ---------

               Lesser of (i) 55% of Consolidated PP&E and     Cdn. $         (A)
                                                                    ---------
               (ii) Cdn. $90,000,000

          _Eligible Accounts Receivable

               Eligible Accounts Receivable of the Company
               and its Subsidiaries.                          Cdn. $
                                                                    ---------

               75% of Eligible Account Receivables            Cdn. $         (B)
                                                                    ---------

          Borrowing Base (sum of A + B)                       Cdn. $
                                                                    ---------

     2.   Total Utilization of Revolving Loan Commitments

          Aggregate principal amount of all outstanding Revolving Loans, including, for certainty, the face amount of all outstanding Bankers' Acceptance and BA Discount Notes made under the Revolving Loan
          Commitment, and the Letter of Credit Usage.         Cdn. $
                                                                    ---------

     3.   Principal Amount of Term Loans

          Aggregate principal amount of all outstanding Term Loans (whether by
          way of Prime Rate Loans or Bankers' Acceptances).   Cdn. $
                                                                    ---------

     Total Utilization of Revolving Loan Commitments plus Principal Amount of
     Term Loans                                               Cdn. $
                                                                    ---------

     Excess (deficiency) of Borrowing Base over Total Utilization of Revolving
     Loan Commitments plus Principal Amount of Term Loans     Cdn. $
                                                                    ---------

[II. Company to provide a summary aged accounts receivable list identifying those accounts receivable that are not Eligible Account Receivables and a brief explanation as to the reasons therefor.]

                                   EXHIBIT VII
                             TO THE CREDIT AGREEMENT

                         FORM OF COMPLIANCE CERTIFICATE

TO:  ROYAL BANK OF CANADA, as Administrative Agent

Re: Credit Agreement dated as of November 26th, 2003 among North American Energy Partners Inc., as borrower (the "Company"), and the Persons party thereto as lenders (collectively, the "Lenders") and Royal Bank of Canada, as Administrative Agent (the "Administrative Agent"), and the other Agents (such Credit Agreement, as it may be amended, supplemented or otherwise modified or restated from time to time, referred to as the "Credit Agreement").

1. This Compliance Certificate is given pursuant to Section 8.1(iv)(b) of the Credit Agreement. Capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Credit Agreement.

2. I am the duly appointed [_] of the Company and hereby certify in such capacity for and on behalf of the Company and not in my personal capacity and without assuming any personal liability whatsoever, after making due inquiry:/3/

     (a) that I have reviewed the terms of this Compliance Certificate and the Credit Agreement and have made or caused to be made under my supervision a review in reasonable detail of the transactions and condition of the Company and its Subsidiaries during the [calendar month ended _][Fiscal Quarter ended _][Fiscal Year ended _] and that such review has not disclosed the existence during or at the end of such period, and that I do not have knowledge of the existence as of the date hereof, of any condition or event that constitutes an Event of Default or Potential Event of Default[, except as described in
          Schedule 1 hereto];

     (b) as at the end of the four-Fiscal Quarters ended _ , the ratio of Consolidated EBITDA to Consolidated Cash Interest Expense was _. The required ratio of Consolidated EBITDA to Consolidated Cash Interest Expense pursuant to Section 9.6A of the Credit Agreement as at such date was _, and accordingly the Company was [not] in compliance with such ratio at such time;

     (c) as at the end of the four-Fiscal Quarters ended _, the ratio of Consolidated EBITDA to Consolidated Fixed Charges was _. The required ratio of Consolidated EBITDA to Consolidated Fixed Charges pursuant to
          Section 9.6B of the Credit Agreement as at such date was _, and accordingly the Company was [not] in compliance with such ratio at such time;

----------
/3/ Insert applicable paragraph for the accounting period for which this certificate is being given. For example, insert pargraphs (a) and (g) through
(p), for each monthly Compliance Certificate, paragraphs(a) through (p) for each Fiscal Quarter Compliance Certificate, and paragraphs (a), and (f) through (t), for each Fiscal Year Compliance certificate.

                                      VII-1

     (d) as at the end of the Fiscal Quarter ended _, the Consolidated Leverage Ratio was _. The required Consolidated Leverage Ratio pursuant to
          Section 9.6C of the Credit Agreement as at such date was _, and accordingly the Company was [not] in compliance with such ratio at such time;

     (e) as at the end of the Fiscal Quarter ended _, the Consolidated Senior Leverage Ratio was _. The required Consolidated Senior Leverage Ratio pursuant to Section 9.6D of the Credit Agreement as at such date was _, and accordingly the Company was [not] in compliance with such ratio at such time;

     (f) as at the end of the four-Fiscal Quarters ended _, the Consolidated EBITDA for such period was _. The required Consolidated EBITDA as at such date pursuant to Section 9.6E of the Credit Agreement was _, and accordingly the Company was [not] in compliance with such ratio at such time;

     (g) pursuant to Section 9.1(iii) of the Credit Agreement, as at any time during the [month][Fiscal Quarter][Fiscal Year] ended _, the Company and its Domestic Subsidiaries had (directly or indirectly) become and remained liable with respect to Indebtedness in respect of Capital Leases in an aggregate amount not in excess of Cdn. $_. Section 9.1(iii) of the Credit Agreement prohibits the Company and its Domestic Subsidiaries from (directly or indirectly) becoming and remaining liable with respect to Indebtedness in respect of Capital Leases in an aggregate amount in excess of Cdn. $20,000,000 at any one time, and accordingly the Company was [not] in compliance with such provision of the Credit Agreement during such period;

     (h) pursuant to Section 9.1 (vi) of the Credit Agreement, as at any time during the [month] [Fiscal Quarter] [Fiscal Year] ended _, the Company had (directly or indirectly) become and remained liable with respect to Indebtedness evidenced by the Senior Notes in an aggregate principal amount not in excess of Cdn. $_. Section 9.1(vi) of the Credit Agreement prohibits the Company from (directly or indirectly) becoming and remaining liable with respect to Indebtedness evidenced by the Senior Notes in an aggregate principal amount in excess of U.S. $200,000,000 and, accordingly, the Company was [not] in compliance with the provision of the Credit Agreement during such period;

     (i) pursuant to Section 9.1(vii) of the Credit Agreement, as at any time during the [month][Fiscal Quarter][Fiscal Year] ended _, the Company and its Domestic Subsidiaries had (directly or indirectly) become and remained liable with respect to Indebtedness (other than as permitted pursuant to Section 9.1(i) through (vi) of the Credit Agreement) in an aggregate amount not in excess of Cdn. $_. Section 9.1(vii) of the Credit Agreement prohibits the Company and its Domestic Subsidiaries from (directly or indirectly) becoming and remaining liable with respect to such Indebtedness in an aggregate amount in excess of Cdn. $20,000,000 at any time outstanding, and accordingly the Company was [not] in compliance with such provision of the Credit Agreement during such period;

     (j) pursuant to Section 9.2A(iii) of the Credit Agreement, as at any time during the [month][Fiscal Quarter][Fiscal Year] ended _, the Company and its Subsidiaries had (directly or indirectly) created, incurred, assumed or permitted to exist Liens (other than those described in Sections 9.2(A)(i), (ii) and (iv) of the Credit Agreement) that did not in the aggregate secure Indebtedness in excess of Cdn. $_. Section 9.2A(iii) of the Credit

                                      VII-2

          Agreement prohibits the Company from (directly or indirectly) creating, incurring, assuming or permitting to exist any such Liens to secure Indebtedness in an aggregate amount in excess of Cdn. $20,000,000 at any time outstanding, and accordingly, the Company was [not] in compliance with such provision of the Credit Agreement during such period. Details of usage of Section 9.2(iii), including to secure bonds outstanding under the Bonding Program, and Letters of Credit securing the Bonding Program, are provided in Schedule 2 hereto;

     (k) pursuant to Section 9.2(A)(iv) of the Credit Agreement, as at any time during the [month] [Fiscal Quarter] [Fiscal Year] ended _, the Company and its Subsidiaries had (directly or indirectly) created, incurred, assumed or permitted to exist Liens on cash as security for the Bonding Program in an amount not in excess of Cdn. $_ , and (i) at the time such Liens were granted, there [was] [was not] a Fronting Bank and there [was] [was not] any other Revolving Lender or Revolving Lender(s) satisfactory to the providors of the Bonding Program that agreed to provide all Letters of Credit to serve as security therefor, and (ii) after giving effect to the granting of such Liens, the sum of the amount of cash subject to such Liens plus the Letters of Credit Usage then outstanding did not exceed Cdn. $_. Section 9.2(iv) of the Credit Agreement permits the Company and its Subsidiaries to (directly or indirectly) create, incur, assume or permit to exist Liens on cash as security for the Bonding Program in an amount not to exceed Cdn. $30,000,000, but only if (a) at the time such Liens are granted, there is no Fronting Bank, and there are no other Revolving Lender or Revolving Lenders satisfactory to the providors of the Bonding Program that have agreed to provide all Letters of Credit to serve as security therefor, and (ii) after giving effect to the granting of such Liens, the sum of the amount of cash subject to such Liens plus the Letters of Credit Usage then outstanding does not exceed Cdn. $30,000,000. Accordingly, the Company was [not] in compliance with such provision of the Credit Agreement during such period;

     (l) pursuant to Section 9.3(ix) of the Credit Agreement, as at any time during the [month] [Fiscal Quarter] [Fiscal Year] ended _, the Company had (directly or indirectly) made and owned Permitted Joint Venture Investments in an aggregate amount not in excess of Cdn. $_. Section 9.3(ix) of the Credit Agreement prohibits the Company from (directly or indirectly) making and owning Permitted Joint Venture Investments in an aggregate amount in excess of Cdn. $10,000,000 at any time, and accordingly, the Company was [not] in compliance with such provision of the Credit Agreement during such period;

     (m) pursuant to Section 9.3(x) of the Credit Agreement, as at any time during the [month] [Fiscal Quarter] [Fiscal Year] ended _, the Company and its Domestic Subsidiaries had (directly or indirectly) made and owned Investments (other than those permitted pursuant to Sections 9.3(i) through 9.3(ix) of the Credit Agreement) in an aggregate amount not in excess of Cdn. $_. Section 9.3(x) of the Credit Agreement prohibits the Company from (directly or indirectly) making and owning such Investments in an aggregate amount in excess of Cdn. $15,000,000 at any time, and accordingly, the Company was [not] in compliance with such provision of the Credit Agreement during such period;

     (n) pursuant to Section 9.4(ii) of the Credit Agreement, as at any time during the [month][Fiscal Quarter][Fiscal Year] ended _, the Company had (directly or indirectly) become and remained liable with respect to Contingent Obligations in respect of Letters of Credit, and the Company and its Subsidiaries had (directly or indirectly) become and remained liable with respect to Contingent Obligations in respect of other letters of credit

                                      VII-3
          in an aggregate amount not in excess of Cdn. $_. Section 9.4(ii) of the Credit Agreement prohibits the Company (and its Subsidiaries) from (directly or indirectly) becoming liable with respect to such Letters of Credit and other letters of credit in an aggregate amount in excess of Cdn. $10,000,000 at any time, and accordingly, the Company was [not] in compliance with such provision of the Credit Agreement during such period;

     (o) pursuant to Section 9.4(iv) of the Credit Agreement, as at any time during the [month][Fiscal Quarter][Fiscal Year] ended _, the Company had (directly or indirectly) become and remained liable with respect to Contingent Obligations under other Hedge Agreements with respect to Indebtedness in an aggregate notional principal amount not in excess of Cdn. $_. Section 9.4(iv) of the Credit Agreement prohibits the Company from (directly or indirectly) becoming and remaining liable with respect to such Contingent Obligations under other Hedge Agreements with respect to Indebtedness in an aggregate notional principal amount in excess of Cdn. $30,000,000 at any time, and accordingly, the Company was [not] in compliance with such provision of the Credit Agreement during such period;

     (p) pursuant to Section 9.4(x) of the Credit Agreement, as at any time during the [month][Fiscal Quarter][Fiscal Year] ended _, the Company and its Domestic Subsidiaries had (directly or indirectly) become and remained liable with respect to Contingent Obligations (other than those described in Section 9.4(i) through (ix) of the Credit Agreement) in an aggregate amount not in excess of Cdn. $_. Section 9.4(x) of the Credit Agreement prohibits the Company and its Domestic Subsidiaries from (directly or indirectly) becoming and remaining liable with respect to such other Contingent x Obligations in an aggregate amount in excess of Cdn. $10,000,000 at any time, and accordingly, the Company was [not] in compliance with such provision of the Credit Agreement during such period;

     (q) pursuant to Section 9.5(i) of the Credit Agreement, as at the end of the Fiscal Year ended _, the Company had (directly or indirectly) made Restricted Junior Payments to Holdings in an aggregate amount not in excess of Cdn. $_, to the extent necessary to permit Holdings to pay general administrative costs and expenses. Section 9.5(i) of the Credit Agreement prohibits the Company from making any such Restricted Junior Payments to Holdings in an aggregate amount in excess of Cdn. $1,000,000 in any Fiscal Year to the extent necessary to permit Holdings to pay general administrative costs and expenses, and accordingly, the Company was [not] in compliance with such provision in the Credit Agreement at such time.

     (r) pursuant to Section 9.5(ii) of the Credit Agreement, as at the end of the Fiscal Year ended _, the Company had made Restricted Junior Payments to Holdings that did not in the aggregate exceed Cdn. $_ in such Fiscal Year or Cdn. $_ during the term of this Agreement, for distribution to Parent to permit Parent to repurchase shares of Parent Common Stock (or options or warrants to acquire Parent Common Stock) from employees of the Company, all such Restricted Junior Payments being made at such times as no Event of Default or Potential Event of Default had occurred and was continuing or was caused thereby. Section 9.5(ii) of the Credit Agreement allows the Company to make such Restricted Junior Payments to Holdings in an aggregate amount not in excess of Cdn. $2,000,000 in any Fiscal Year and Cdn. $10,000,000 during the term of the Credit Agreement, provided that no Event of Default or Potential Event of

                                      VII-4

          Default shall have occurred or shall be caused thereby, and accordingly, the Company was [not] in compliance with such provision in the Credit Agreement at such date;

     (s) pursuant to Section 9.7(iv) of the Credit Agreement, as at the end of the Fiscal Year ended _, the Company and its Subsidiaries had made Asset Sales of assets having a fair market value not in excess of Cdn. $_, of which (i) the total consideration received for such assets was, or will be Cdn. $_ (of which _% was, or will be cash), and (ii) the proceeds [were, or will be,][were not] applied as required by Section 2.4B(iii)(a) or Section 2.4G of the Credit Agreement. Section 9.7(iv) of the Credit Agreement (i) prohibits the Company and its Subsidiaries from making Asset Sales having a fair market value in excess of Cdn. $15,000,000 in any Fiscal Year, (ii) requires that the consideration received for such assets must be in an amount at least equal to the fair market value thereof, (iii) requires that at least seventy five percent (75%) of the consideration received be in cash, and (iv) requires that the proceeds of such Asset Sales be applied as required by subsection 2.4B(iii)(a) and subsection 2.4G of the Credit Agreement, and accordingly, the Company was [not] in compliance with such provision in the Credit Agreement at such time;

     (t) pursuant to Section 9.8 of the Credit Agreement, as at the end of the Fiscal Year ended _, the Company and its Subsidiaries have made or incurred Consolidated Capital Expenditures in an aggregate amount not in excess of Cdn. $_. Pursuant to Section 9.8 of the Credit Agreement, the Company and its Subsidiaries are prohibited from making or incurring Consolidated Capital Expenditures in such period in an amount in excess of Cdn. $_ in such period, and accordingly, the Company was [not] in compliance with such provision in the Credit Agreement at such date;

     and attached hereto in Schedule 2 are detailed particulars of the manner in which the financial ratios described in paragraphs [(b) - (f)] above were calculated and detailed particulars of the matters described in paragraphs [(g) - (t)] above.

DATED this        day of                      , 200   .
           ------        ---------------------     ---

                                            NORTH AMERICAN ENERGY
                                            PARTNERS INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                      VII-5

                                   SCHEDULE 1
                          TO THE COMPLIANCE CERTIFICATE

               EVENT(S) OF DEFAULTS/POTENTIAL EVENT(S) OF DEFAULT

[Insert details of any Event of Default or Potential Event of Default, including the nature and period of existence thereof and what action the Company has taken, and proposes to take, with respect thereto.]

                                      VII-6

                                   SCHEDULE 2
                          TO THE COMPLIANCE CERTIFICATE

                                  CALCULATIONS

I.   For the purposes of this Compliance Certificate, the financial ratios in
     Section 2[(b)-(f)] therein have been determined as follows, all on a consolidated basis for the Company and its Subsidiaries in conformity with
     GAAP:

     1.   Section 2(b): Consolidated EBITDA/Consolidated Cash Interest Expense

          Consolidated EBITDA

          Consolidated Net Income.                               Cdn. $
                                                                       ---------
          plus:

          Consolidated  Interest  Expense  (to the  extent
          deducted  in the  calculation  of
          Consolidated Net Income).                              Cdn. $
                                                                       ---------
          plus:

          provisions for taxes based on income (to the extent
          deducted in the calculation of
          Consolidated Net Income).                              Cdn. $
                                                                       ---------
          plus:

          total  depreciation   expense  (to  the  extent
          deducted  in  the  calculation  of
          Consolidated Net Income).                              Cdn. $
                                                                       ---------
          plus:

          total  amortization   expense  (to  the  extent
          deducted  in  the  calculation  of
          Consolidated Net Income).                              Cdn. $
                                                                       ---------
          plus:

          other  non-cash  items (other than any such items to
          the extent that it  represents an accrual of or
          reserve  for cash  expenditures  in any  future
          period)  (to the extent deducted in the calculation
          of Consolidated Net Income).                           Cdn. $
                                                                       ---------
          less:

          other non-cash items added in the  calculation  of
          Consolidated  Net Income (other than any such items
          to the extent it will  result in the  receipt of
          cash  payments in any future period).                  Cdn. $
                                                                       ---------

     Consolidated EBITDA                                         Cdn. $
                                                                       ---------

                                      VII-7

          Consolidated Cash Interest Expense

          Consolidated  Interest Expense for such period,
          excluding any interest expense not payable in Cash
          (such as non-cash  amortization  and write-off of
          discount and debt issuance costs.)                     Cdn. $
                                                                       ---------

     Consolidated Cash Interest Expense                          Cdn. $
                                                                       ---------

     Consolidated EBITDA/Consolidated Cash Interest Expense =
          $_/ Cdn. $_                                                  ---------

     2.   Section 2(c): Consolidated EBITDA/Consolidated Fixed Charges

     Consolidated EBITDA (calculated in accordance with
     Item #1 above, except that total depreciation expense
     shall be omitted from such calculation)                     Cdn. $
                                                                       ---------

          Consolidated Fixed Charges

          Consolidated Cash Interest Expense.                    Cdn. $
                                                                       ---------

          plus:

          Scheduled principal payments in respect of
          Consolidated Total Debt.                               Cdn. $
                                                                       ---------

          plus:

          Current taxes based on income of the Company and its
          Subsidiaries and paid in cash with respect to
          such period.                                           Cdn. $
                                                                       ---------

          plus:

          Restricted Junior Payments.                            Cdn. $
                                                                       ---------

          plus:

          Aggregate amount of all rents paid or payable
          during the applicable period under all
          Capital Leases to which the Company or any of
          its Subsidiaries is a party (for certainty,
          excluding the interest portion to the extent
          included by Consolidated Cash Interest
          Expense).                                              Cdn. $
                                                                       ---------

     Consolidated Fixed Charges                                  Cdn. $
                                                                       ---------

     Consolidated EBITDA / Consolidated Fixed Charges = Cdn $_/Cdn $_
                                                                       ---------

                                      VII-8

     3.   Section 2(d): Consolidated Leverage Ratio

          Consolidated Leverage Ratio = Consolidated Total
          Debt/Consolidated EBITDA

          Consolidated Total Debt

          Aggregate stated balance sheet amount of all
          Indebtedness of the Company and its Subsidiaries
          (with the amount of any such Indebtedness incurred
          in any currency other than Canadian Dollars, to
          the extent of the principal amount hedged pursuant
          to a Currency Agreement, determined by reference
          to the exchange rate between such currency and
          Canadian Dollars set forth in such Currency
          Agreement as the basis for determining the
          respective parties obligations thereunder).            Cdn. $
                                                                       ---------

          Plus:

          Letter of Credit Usage and reimbursement
          obligations in respect of other letters of credit,
          surety bonds or similar instruments in excess of
          the lesser of (a) Cdn. $30,000,000 and (b) the
          maximum aggregate amount of Letters of Credit that
          are permitted to be outstanding under the Credit
          Agreement at the time of determination.                Cdn. $
                                                                       ---------

     Consolidated Total Debt                                     Cdn. $
                                                                       ---------

     Consolidated  EBITDA [(calculated in accordance with
     Item #1 above)] [(as deemed in accordance with
     the definition thereof in the Credit Agreement.])           Cdn. $
                                                                        --------

     Consolidated Leverage Ratio = Cdn. $_/Cdn. $_
                                                                       ---------

     4.   Section 2(e): Consolidated Senior Leverage Ratio

          Consolidated  Senior Leverage Ratio = Consolidated
          Total Senior  Debt/Consolidated EBITDA

          Consolidated Total Senior Debt

          The principal amount of the Obligations (including
          the face amount of Bankers' Acceptances and issued
          Letters of Credit in excess of the lesser of (i)
          Cdn. $30,000,000 and (b) the maximum aggregate
          amount of Letters of Credit that are permitted to
          be outstanding under the Credit Agreement at the
          time of determination), and any other Indebtedness
          of the Company or any of its Subsidiaries that is
          secured by any Lien.                                   Cdn. $
                                                                       ---------

     Consolidated Total Senior Debt                              Cdn. $
                                                                       ---------

                                      VII-9

     Consolidated EBITDA [(calculated in accordance
     with Item #1 above)] [(as deemed in accordance
     with the definition thereof in the Credit
     Agreement.)]                                                Cdn. $
                                                                       ---------

     Consolidated Senior Leverage Ratio = Cdn. $_/Cdn.
     $_                                                                ---------

     5.   Section 2(f): Consolidated EBITDA
          [(calculated in accordance with Item #1
          above)] [(as deemed in accordance with the
          definition thereof in the Credit Agreement.])          Cdn. $
                                                                       ---------

II. Detailed Particulars of any matters described in Section 2[(g) - (t)] of the Compliance Certificate

                                [Insert details]

                                     VII-10

                                  EXHIBIT VIII
                             TO THE CREDIT AGREEMENT

                           [INTENTIONALLY LEFT BLANK]

                                     VIII-11

                                   EXHIBIT IX
                             TO THE CREDIT AGREEMENT

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

          THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement") is made as of the _______ day of _, 200___.

BETWEEN:

          _

          (hereinafter referred to as the "Assignor")

                                                               OF THE FIRST PART

                                     - and -

          _

          (hereinafter referred to as the "Assignee")

                                                              OF THE SECOND PART

                                    [- and -]

          [NORTH AMERICAN ENERGY PARTNERS INC., a corporation incorporated under the laws of Canada (hereinafter referred to as the "Company")

                                                              OF THE THIRD PART]

                                   [- and -]

          [ROYAL BANK OF CANADA, in its capacity as administrative agent to the Lenders (hereinafter referred to as the "Administrative Agent"),

                                                             OF THE FOURTH PART]

          WHEREAS the Assignor is a Lender under the Credit Agreement dated as of November 26th, 2003 among the Company, the Persons party thereto as lenders (collectively, the "Lenders"), the Administrative Agent, and the other Agents, as it may be amended, supplemented or otherwise modified or restated from time to time, referred to as the "Credit Agreement");

          AND WHEREAS the Assignor has agreed to assign and transfer to the Assignee certain rights under the Credit Agreement in compliance with the Credit Agreement, and the Assignee has agreed to accept such rights and assume certain obligations of the Assignor under the Credit Agreement.

          NOW THEREFORE, in consideration of the premises and other good and valuable consideration (the receipt and sufficiency of which are hereby conclusively acknowledged), the parties hereby agree as follows:

1.   Interpretation

     (a) In this Agreement, including the recitals, capitalized terms used herein, and not otherwise defined herein, shall have the same meanings attributed thereto as set forth in the Credit Agreement. In addition, the following terms shall have the following meanings:

          (i) "Assigned Commitments" has the meaning set forth in Section 2 hereof;

          (ii) "Assigned Interests" has the meaning set forth in Section 2 hereof;

          (iii) "Assumed Obligations" has the meaning set forth in Section 4 hereof;

          (iv) "Effective Date" means the date this Agreement is executed by all parties hereto;

          (v) "Indemnity Amount" has the meaning set forth in Section 3 hereof; and

          (vi) "Outstanding Assignor BA's" has the meaning set forth in Section 3 hereof.

     (b) The division of this Agreement into Articles, Sections, paragraphs and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

     (c)  In this Agreement:

          (i) the terms "this Agreement", "hereof", "herein", "hereunder" and similar expressions refer, unless otherwise specified, to this Agreement taken as a whole and not to any particular section, subsection or paragraph;

          (ii) words importing the singular number or masculine gender shall include the plural number or the feminine or neuter genders, and vice versa; and

          (iii) words and terms denoting inclusiveness (such as "include" or "includes" or "including"), whether or not so stated, are not limited by their context or by the words or phrases which precede or succeed them.

     (d) This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein. The parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the Province of Alberta, without prejudice to the rights of the parties to take proceedings in any other jurisdictions.

     (e) If any provision of this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction, it shall not affect the validity, legality or enforceability of any such provision in any other jurisdiction or the validity, legality or enforceability of any other provision of this Agreement.

2.   Assignment of Rights by Assignor

          Effective as of the Effective Date, the Assignor hereby absolutely assigns and transfers to the Assignee:

     (a) subject to Section 3 hereof, [[all OR _% of all] of its right, title and interest in, to and under each of the outstanding Term Loans] [and] [[all or _% of all] of its right, title and interest in, to and under each of the outstanding Revolving Loans, including the corresponding right, title and interest in, to and under each of the Letters of Credit or any participation therein issued pursuant to such Revolving Loans] [and] [[all or _% of all] of its right, title and interest in, to and under each of the outstanding Swing Line Loans4] owing by the Company under the Credit Agreement; [and]

     (b) [Cdn. $_ of the Assignor's Term Loan Commitment,] [and] [Cdn. $_ of the Assignor's Revolving Loan Commitment, including the corresponding right, title and interest in, to and under each of the Letters of Credit or any participation therein issued pursuant to such Revolving Loans] [and] [Cdn. $_ of the Assignor's Swing Line Loan Commitment] (collectively, the "Assigned Commitments");

together with all of the Assignor's other rights and obligations under the Credit Agreement and the other Loan Documents, provided that each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under the Credit Agreement with respect to such Loan(s) or the Assigned Commitments (collectively, the "Assigned Interests"). Effective as of the Effective Date, the Assignor shall, to the extent of the Assigned Interests, relinquish its rights, (other than any rights which survive the termination of the Credit Agreement under subsection 12.9A thereof) and be released from its obligations under the Credit Agreement (and, in the event that the Assigned Interests cover all or the remaining portion of the Assignor's rights and obligations under the Credit Agreement, the Assignor shall cease to be a party to the Credit Agreement, provided that anything contained in any of the Loan Documents or this Agreement to the contrary notwithstanding, if the Assignor is an Issuing Lender, the Assignor shall continue to have all rights and obligations of an Issuing Lender until the cancellation or expiration of any Letters of Credit issued by it and the reimbursement of any amounts thereunder). [NOTE: Delete any particular Loans or Commitments if not being assigned.]

3.   Outstanding Assignor BAs

          The parties hereto agree that the outstanding Bankers' Acceptances accepted by the Assignor and described in Appendix I hereto (collectively, the "Outstanding Assignor BAs") shall remain the liability and obligation of the Assignor and the Assignor shall be entitled to all of the rights, titles and benefits arising out of the Credit Agreement and the other Loan Documents with respect to such Outstanding Assignor BAs (including reimbursement rights); provided, however, that the Assignee shall indemnify the Assignor for the respective amounts set forth under the heading "Indemnity Amount" in

----------
/4/ Note that except as provided in Section 2.1A(iii) and Section 11.5 of the Credit Agreement, the Swing Line Loans and Swing Loan Subcommitment of Swing Line Lender may not be sold, assigned or transfered to any Person other than a successor Administrative Agent and Swing Line Lender to the extent contempleted by Section 11.5 of the Credit Agreement.

Appendix I in respect of such Outstanding Assignor BAs (other than losses or costs with respect to such Indemnity Amounts which arise out of the negligence or wilful misconduct of the Assignor).

4.   Assumption of Obligations by Assignee

          The Assignee assumes and covenants and agrees to be responsible for all obligations relating to the Assigned Interests to the extent such obligations arise or accrue on or after the Effective Date (collectively, the "Assumed Obligations") and agrees that it will be bound by the Credit Agreement and the other Loan Documents to the extent of the Assumed Obligations as fully as if it had been an original party to the Credit Agreement.

5.   Credit Agreement References; Notices

     Effective as of the Effective Date:

     (a) the Assignee shall be a Lender to the extent of its Assigned Interests under the Credit Agreement and the other Loan Documents and all references therein to "Lenders" or "a Lender" shall be deemed to include the Assignee;

     (b) the Commitments of the Assignee shall be the Assigned Commitments and all references in the Credit Agreement to the Commitments of the Assignee shall be deemed to be to the Assigned Commitments;

     (c) any demand, notice or communication to be given to the Assignee in accordance with Section 12.8 of the Credit Agreement shall be made or given to the following address or telecopy number (until the Assignee otherwise gives notice in accordance with such Section 12.8):

          [Insert applicable address]

          ; and

     (d) Schedule 2.1 to the Credit Agreement shall be deemed to be and is hereby amended to the extent necessary to give effect to the assignment of the Assigned Commitments contemplated hereby and to give effect to Sections 5(b) and 5(c) hereof.

6.   The Administrative Agent

          Without in any way limiting the provisions of Section 4 hereof, the Assignee irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the provisions of the Credit Agreement and the other Loan Documents.

7.   No Entitlement to Prior Interest or Other Fees

          Except as otherwise agreed in writing between the Assignor and the Assignee, notwithstanding any provision of the Credit Agreement or other Loan Documents or any other provision of this Agreement, the Assignee shall have no right, title or interest in or to any interest or fees paid or to be paid to the Assignor under, pursuant to or in respect of:

     (a) [the fees paid to the Assignor in respect of the establishment of the Commitments and Loans;]

          [NOTE: Insert 7(a) above, as applicable.]

     (b) [the fees payable to the Administrative Agent for acting as Administrative Agent under the Credit Agreement; or]

          [NOTE: 7(b) above to be inserted for any assignment by the Administrative Agent.]

     (c) the Loans, the Commitments or the Credit Agreement for any period of time or in respect of any event or circumstance prior to the Effective Date.

8.   [Consent of [Company] [and] [Administrative Agent]]/5/

          [The Company and] the Administrative Agent hereby consent[s] to the assignment of the Assigned Interests to the Assignee and the assumption of the Assumed Obligations by the Assignee and, as and from the Effective Date, agree[s] to recognize the Assignee as a Lender under the Credit Agreement as fully (to the extent of its Assigned Interests) as if the Assignee had been an original party to the Credit Agreement.

9.   [Consent of Assignee]/6/

          [The Assignee hereby agrees and acknowledges that (i) this assignment and assumption is made pursuant to Section 2.8 of the Credit Agreement, and (ii) the Assignor is a "Subject Lender" and "Non-Consenting Lender" as such terms are defined therein. In furtherance thereof, Assignee hereby consents, as of the date hereof, to [Insert details of proposed amendment, modification or waiver requiring 100% of the Lenders or 100% of the Lenders with Obligations directly affected thereby pursuant to which the Assignor refused to grant its consent].

10.  Representations and Warranties

     (a) Representations of each of Assignor and Assignee. Each of the Assignor and the Assignee hereby represents and warrants to the other parties to this Agreement as follows:

          (i) it is validly subsisting under the laws of its governing jurisdiction;

          (ii) it has all necessary power and authority to enter into this Agreement and to perform its obligations hereunder and under the Credit Agreement and the other Loan Documents;

          (iii) the execution, delivery, observance and performance on its part of this Agreement has been duly authorized by all necessary action and this Agreement

----------
/5/ Refer to Section 12.1B of the Credit Agreement regarding required consent, if any, to the assignment contemplated herein.

/6/ To be inserted if the Assignor is a "Subject Lender" and "Non-Consenting Lender" that is beign replaced pursuant to Section 2.8 of the Credit Agreement.

               constitutes a legal, valid and binding obligation of such party enforceable against it in accordance with its terms;

          (iv) all consents, authorizations and approvals of any Governmental Authority, if any, required for the execution, delivery, observance and performance by it of this Agreement, the Credit Agreement and the other Loan Documents have been obtained and remain in full force and effect, all conditions have been duly complied with and no action by, and no notice to or other filing with any Governmental Authority is required for such execution, delivery, observance or performance; and

          (v) [it is in compliance with the restrictions set forth in Section 12.1(B)(i)(a) of the Credit Agreement.]/7/

     (b) Representations of Assignee. The Assignee further represents, warrants and covenants that:

          (i)  it is an Eligible Assignee by virtue of [Insert particulars];

          (ii) it is not a "non-resident" of Canada within the meaning of the Income Tax Act (Canada);

          (iii) [it is a [Lender][Affiliate of a Lender][Approved Fund of a Lender];]

          (iv) it has experience and expertise in the making of or purchasing loans such as the Loans assigned hereunder; and

          (v) it will make or purchase Loans for its own account in the ordinary course of its business and without a view to distribution of such Loans within the meaning of the Securities Act (United States) or the Exchange Act (United States) or other federal securities laws of the United States.

     (c) Representations of Assignor. The Assignor further represents and warrants to the Assignee that it has the right to sell to the Assignee the Assigned Interests and that the same are free and clear of all Liens.

     (d) [Representations of the Company. The Company represents and warrants to each of the Assignor and Assignee that it is concurrently requiring each other Subject Lender that is a Non-Consenting Lender to assign its Loans and Commitments under the Credit Agreement.]/8/

          The representations and warranties set out in this Agreement shall survive the execution and delivery of this Agreement and notwithstanding any examinations or investigations which may be made by the parties or their respective legal counsel.

----------
/7/ To be deleted if such provision has been waived by the Administrative Agent and Company (if applicable) pursuant to Section 8 hereof.

/8/ To be inserted if the Assignor is a "Subject Lender" and "Non-Consenting Lender" that is beign replaced pursuant to Section 2.8 of the Credit Agreement

          Except as expressly provided herein, the Assignee confirms that this Agreement is entered into by the Assignee without any representations or warranties by the Assignor or the Administrative Agent on any matter whatsoever, including on the effectiveness, validity, legality, enforceability, adequacy or completeness of the Credit Agreement or any other Loan Document delivered pursuant thereto or in connection therewith or any of the terms, covenants and conditions therein or on the financial condition, creditworthiness, condition, affairs, status or nature of the Company.

11.  Assignee Credit Decision

          The Assignee acknowledges to the Assignor and the Administrative Agent that the Assignee has itself been, and will continue to be, solely responsible for making its own independent appraisal of and investigations into the financial condition, creditworthiness, condition, affairs, status and nature of the Company, all of the matters and transactions contemplated herein and in the Credit Agreement and the other Loan Documents and all other matters incidental to the Credit Agreement and the other Loan Documents. The Assignee confirms with the Assignor and the Administrative Agent that it does not rely, and it will not hereafter rely, on the Administrative Agent or the Assignor:

     (a) to check or inquire on its behalf into the adequacy, accuracy or completeness of any information provided by the Company or any other Person under or in connection with the Credit Agreement and the other Loan Documents or the transactions therein contemplated (whether or not such information has been or is hereafter distributed to the Assignee by the Administrative Agent); or

     (b) to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Company.

The Assignee acknowledges that a copy of the Credit Agreement (including a copy of the schedules thereto) has been made available to it for review and further acknowledges and agrees that it has received copies of such other Loan Documents and such other information that it has requested for the purposes of its investigation and analysis of all matters related to this Agreement, the Credit Agreement, the other Loan Documents and the transactions contemplated hereby and thereby. The Assignee acknowledges that it is satisfied with the form and substance of the Credit Agreement and the other Loan Documents.

12.  Payments

          The Assignor and the Assignee acknowledge and agree that all payments under the Credit Agreement in respect of the Assigned Interests from and after the Effective Date received by the Administrative Agent on or after the Effective Date and on behalf of the Assignee shall be the property of the Assignee and the Administrative Agent shall be entitled to treat the Assignee as solely entitled thereto.

13.  Amendments and Waivers

          Any amendment or modification or waiver of any right under any provision of this Agreement shall be in writing (in the case of an amendment or modification, signed by the parties) and any such waiver shall be effective only for the specific purpose for which given and for the specific time period, if any, contemplated therein. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof and any waiver of any breach of the provisions of this Agreement shall be without prejudice to any rights with respect to any other or further breach.

14.  General Provisions

     (a) The parties hereto shall from time to time and at all times do all such further acts and things and execute and deliver all such documents as are required in order to fully perform and carry out the terms of this Agreement.

     (b) The provisions of this Agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

     (c) This Agreement may be executed and delivered in any number of counterparts, each of which shall be deemed to be an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one full set of counterparts.

          IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed by its duly authorized representative(s) as of the date first above written.

                                        _, as Assignor

                                        Per:
                                            ------------------------------------

                                        Per:
                                            ------------------------------------

                                        _, as Assignee

                                        Per:
                                            ------------------------------------

                                        Per:
                                            ------------------------------------

                                        [NORTH AMERICAN ENERGY
                                        PARTNERS INC.]

                                        Per:
                                            ------------------------------------

                                        Per:
                                            ------------------------------------

                                        [ROYAL BANK OF CANADA, as
                                        Administrative Agent]

                                        Per:
                                            ------------------------------------

                                        Per:
                                            ------------------------------------

                                   APPENDIX I

                            OUTSTANDING ASSIGNOR BAs

FACE AMOUNT   ISSUE DATE   MATURITY DATE   INDEMNITY AMOUNT
-----------   ----------   -------------   ----------------

                                [Insert details]

                                    EXHIBIT X
                             TO THE CREDIT AGREEMENT

                     FORM OF FINANCIAL CONDITION CERTIFICATE

This SOLVENCY CERTIFICATE (this "Certificate") is delivered in connection with that certain Credit Agreement dated as of November 26th, 2003 by and among North American Energy Partners Inc., as borrower (the "Company"), the Persons party thereto as lenders (collectively, the "Lenders") and Royal Bank of Canada, as administrative agent (the "Administrative Agent") and the other agents (such Credit Agreement, as it may be amended, supplemented or otherwise modified or restated from time to time, referred to as the "Credit Agreement"). Capitalized terms used herein without definition have the same meanings as in the Credit Agreement.

This Certificate is being delivered pursuant to subsection 6.1N of the Credit Agreement. The undersigned is a director of Company and hereby further certifies as of the date hereof, in his capacity as such, and without assuming any personal liability whatsoever, as follows:

1. I have responsibility for (a) the management of the financial affairs of Company and each Subsidiary Guarantor and the preparation of, or the supervision of, financial statements of Company and each Subsidiary Guarantor, and (b) reviewing the financial and other aspects of the transactions contemplated by the Credit Agreement and other Loan Documents.

2. I have carefully prepared and/or reviewed the contents of this Certificate and have conferred with counsel for Company and each Subsidiary Guarantor for the purpose of discussing the meaning of any provisions hereof that I desired to have clarified.

3. In preparation for the consummation of the transactions contemplated by the Credit Agreement and other Loan Documents, I have prepared and/or reviewed a pro forma balance sheet and related consolidated statements of income and cash flows for the six month period ending on September 30, 2003 and pro forma income estimates and pro forma cash flow estimates for each Fiscal Year during the term of the Credit Agreement for Company and each of its Subsidiaries on a consolidated basis, in each case after giving effect to the consummation of the transactions contemplated by the Credit Agreement and other Loan Documents. The pro forma balance sheets have been prepared utilizing what I believe are reasonable estimates of the "fair value" and "present fair saleable value" of the assets of Company and each of its Subsidiaries. Although any projections may by necessity involve uncertainties and approximations, the projections are based on good faith estimates and assumptions believed by me to be reasonable.

4. Based upon the foregoing and to the best of my knowledge after due inquiry, I have concluded, after giving effect to the consummation of the transactions contemplated by the Loan Documents, that:

     (a) The "fair value" and "present fair saleable value" of the assets of Company and each Subsidiary Guarantor, taken as a whole, exceed: (x) the total liabilities of Company and each Subsidiary Guarantor, taken as a whole, (including their probable liabilities in respect of contingent and unliquidated liabilities and their unmatured liabilities), and (y) the amount required to pay such liabilities as they become absolute and matured in the normal course of business.

     (b) Company and each Subsidiary Guarantor, taken as a whole, have the ability to pay their debts and liabilities (including their probable liabilities in respect of contingent and unliquidated liabilities and their unmatured liabilities) as they become absolute and matured in the normal course of business.

     (c) Company and each Subsidiary Guarantor do not have an unreasonably small amount of capital with which to conduct their respective businesses after giving due consideration to the industry in which they are engaged.

     (d) Neither Company nor any Subsidiary Guarantor has executed any Loan Document or made any transfer or incurred any obligations thereunder, with actual intent to hinder, delay or defraud either present or future creditors.

In computing the amount of such contingent and unliquidated liabilities as of the date hereof, such liabilities have been computed at the amount that, in the light of all the facts and circumstances existing as of the date hereof, represents the amount that can reasonably be expected to become an actual or matured liability.

For the purpose of the above analysis, the values of Company's assets, and each Subsidiary Guarantor's assets, have been computed by considering Company and each Subsidiary Guarantor as a going concern entity.

I understand that the Administrative Agent and the Lenders are relying on this Certificate in extending credit to Company pursuant to the Credit Agreement.

Dated as of the 26th day of November, 2003.

                                        NORTH AMERICAN ENERGY
                                        PARTNERS INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   EXHIBIT XI
                               TO CREDIT AGREEMENT

                          FORM OF SUBSIDIARY GUARANTEE

                              SUBSIDIARY GUARANTEE

     THIS GUARANTEE is made as of November 26, 2003 among NACG ACQUISITION INC., a corporation under the laws of Canada, NORTH AMERICAN CONSTRUCTION GROUP INC., a corporation under the laws of Canada, NORTH AMERICAN CONSTRUCTION LTD., a corporation under the laws of Canada, NORTH AMERICAN CAISSON LTD., a corporation under the laws of Alberta, NORTH AMERICAN ENGINEERING INC., a corporation under the laws of Alberta, NORTH AMERICAN ENTERPRISES LTD., a corporation under the laws of Alberta, NORTH AMERICAN INDUSTRIES INC., a corporation under the laws of Alberta, NORTH AMERICAN MAINTENANCE LTD., a corporation under the laws of Alberta, NORTH AMERICAN MINING INC., a corporation under the laws of Alberta, NORTH AMERICAN PIPELINE INC., a corporation under the laws of Alberta, NORTH AMERICAN ROAD INC., a corporation under the laws of Alberta, NORTH AMERICAN SERVICES INC., a corporation under the laws of Alberta, GRIFFITHS PILE DRIVING INC., a corporation under the laws of Alberta, NORTH AMERICAN SITE DEVELOPMENT LTD., a corporation under the laws of Alberta, and NORTH AMERICAN SITE SERVICES INC., a corporation under the laws of Alberta, NACG FINANCE LLC, a limited liability company under the laws of Delaware (together with each other Subsidiary Guarantor who becomes a party hereto pursuant to a Joinder Agreement, the "Guarantors" and each of them, a "Guarantor"), and the Guarantee Beneficiaries.

Recitals

1. The Guarantee Beneficiaries have agreed to enter into the Credit Agreement with North American Energy Partners Inc. (the "Borrower") on the condition that the Guarantors provide this Guarantee; and

2. The Guarantors will derive significant benefit from the extension of credit by the Guarantee Beneficiaries to Borrower;

NOW THEREFORE the parties agree as follows:

                                   ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1  Definitions

     In this Guarantee, unless something in the subject matter or context is inconsistent therewith:

     "Credit Agreement" means the Credit Agreement dated November 26, 2003 among the Borrower, Royal Bank of Canada, as administrative agent, the other agents, and the

     Persons party thereto as lenders, as amended, modified, supplemented or restated from time to time.

     "Guarantee Beneficiaries" means the Lenders, the Swap Lenders, and Royal Bank of Canada, for itself and as agent for and on behalf of the Lenders and the Swap Lenders from time to time.

     "Guaranteed Obligations" means, collectively and at any time and from time to time, all Obligations and the Secured Swap Obligations (present or future, absolute or contingent, matured or not), whether the same are from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again.

     "Joinder Agreement" means any joinder agreement in the form attached hereto as Schedule A pursuant to which any Subsidiary of the Borrower created, formed, or acquired after the date hereof becomes a Guarantor hereunder in accordance with Section 8.9 of the Credit Agreement.

     "Obligors" means, in respect of each Guarantor, (i) the Borrower and (ii) each other Subsidiary Guarantor that is party to a Lender Hedge Agreement from time to time, and "Obligor" means any one of them.

     Capitalized words and phrases used in this Guarantee and the recitals and preamble hereto without express definition herein shall, unless something in the subject matter or context is inconsistent therewith, have the same defined meanings as are ascribed to such words and phrases in the Credit Agreement. For certainty, if the Credit Agreement ceases to be in force for any reason whatsoever, then for all purposes hereof the aforementioned capitalized words and phrases shall continue to have the same defined meanings set forth in the Credit Agreement as if such agreement remained in force in the form immediately prior to its ceasing to be in force.

1.2  Headings and Guarantee References

     (a) The division of this Guarantee into Articles and Sections, and the insertion of headings is for convenience of reference only and shall not affect the construction or interpretation of this Guarantee.

     (b) The terms "this Guarantee", "hereof", "hereunder" and similar expressions refer to this Guarantee and not to any particular Article, Section or other portion hereof, and include any amendments hereto. Unless otherwise stated, references herein to Articles and Sections are to Articles and Sections of this Guarantee.

                                   ARTICLE 2
                            NO COLLATERAL AGREEMENTS

2.1  Acknowledgement

     Each of the Guarantors confirms that its obligations under this Guarantee are not subject to any promise or condition affecting or limiting its liability, and no statement, representation, collateral agreement or promise on the part of the Guarantee Beneficiaries or any officer, employee or agent thereof forms any part of this Guarantee or has induced the making thereof or shall be deemed in any way to affect such Guarantor's liability hereunder, unless expressly set out herein. It is the parties' intent that all conditions and limitations relating to this Guarantee be expressly set out herein, failing which the Guarantors expressly waive reliance thereon as a defence to or limitation of its obligations hereunder.

                                    ARTICLE 3
                                    GUARANTEE

3.1  Guarantee

     Each of the Guarantors hereby absolutely, unconditionally and irrevocably guarantees to the Guarantee Beneficiaries the due and punctual payment, discharge and full performance of all Guaranteed Obligations. Each of the Guarantors covenants that the Guaranteed Obligations will be fully and punctually paid and performed strictly in accordance with the terms of the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable), whether the same become due on maturity, by mandatory prepayment, by demand, acceleration or otherwise. Each of the Guarantors hereby indemnifies the Guarantee Beneficiaries on demand against any loss or liability suffered by them as a result of any Guaranteed Obligation being or becoming unenforceable, invalid or illegal up to the amount of the Guaranteed Obligations. The covenants and agreements on the part of the Guarantors herein contained shall be joint and several obligations, and no Guarantor shall be released from liability hereunder by reason of this Guarantee ceasing to be binding on any other Guarantor.

3.2  Continuing Guarantee

     This Guarantee shall be a continuing guarantee, shall cover and secure any ultimate balance owing to the Guarantee Beneficiaries hereunder, and shall be operative and binding notwithstanding that at any time or times the Guaranteed Obligations may equal zero or that any payments from time to time may be made to the Guarantee Beneficiaries or any settlements of account effected or any other thing whatsoever done, suffered or permitted, or any other action short of actual and final payment to the Guarantee Beneficiaries of all Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees that: (a) this Guarantee is a guarantee of payment when due and not collectibility; (b) the obligations of each Guarantor hereunder are independent of the obligations of the Obligors under the Loan Documents and the Lender Hedge Agreements and the obligations of any other guarantor (including any Guarantor hereunder); and (c) a payment of a portion, but not all, of the Guaranteed Obligations by one or more guarantors (including any Guarantor hereunder) shall in no way limit, affect, modify or abridge the liability of any Guarantor for any portion of the Guaranteed Obligations that has not been paid.

3.3  Other Guarantors

     This Guarantee shall be operative and binding regardless of whether or not any proposed guarantor or any other Persons have executed or shall execute this Guarantee or is or are or shall become in any other way responsible to the Guarantee Beneficiaries for or in respect of the Guaranteed Obligations or any part thereof, and regardless of whether or not any other Persons now or hereafter liable to the Guarantee Beneficiaries for the Guaranteed Obligations or any part thereof (whether under this Guarantee or otherwise) shall cease to be so liable.

3.4  Obligor's Identity

     This Guarantee is to extend to the Persons for the time being and from time to time carrying on the business now carried on by the Obligors notwithstanding any change or changes in the name, business, powers, objects, membership, directors, partners, shareholders, directorate, organization or management of any Obligor, and notwithstanding any reorganization of any Obligor or the merger or amalgamation of any Obligor with another or others (including with any Guarantor, in which case the obligations of such Guarantor hereunder shall be direct), or the sale or disposal of any of an Obligor's business in whole or in part to another or others, or the surrender, forfeiture or termination of its articles or charter, or the receivership, dissolution, insolvency, winding-up, arrangement, reorganization, bankruptcy or liquidation of or in respect of any Obligor, and no such event shall lessen, release or discharge the obligations of any Guarantor under this Guarantee.

3.5  Acknowledgement of Continued Liability

     The Guarantors shall from time to time forthwith on the reasonable request of the Guarantee Beneficiaries deliver to them suitable acknowledgements of its continued liability hereunder in such form as counsel for the Guarantee Beneficiaries may advise, and in the event of the failure of any Guarantor to do so, such Guarantor hereby irrevocably appoints any Guarantee Beneficiary the attorney and agent of such Guarantor to make, execute and deliver such written acknowledgements or other instruments as may from time to time become necessary or advisable to fully maintain and keep in force the liability of such Guarantor hereunder.

3.6  Guarantors to Pay; Interest; Currency

     (a) If any Obligor shall default in payment or performance of the Guaranteed Obligations or any part thereof strictly in accordance with the provisions of the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable) as and when the same become due, payable or performable, then each Guarantor shall, so often as any such default happens, on demand by the Guarantee Beneficiaries, forthwith pay to the Guarantee Beneficiaries the amount of the Guaranteed Obligations then due and payable (including any accelerated obligations), and perform any obligations which the Obligor is then obligated to perform. The Guarantee Beneficiaries may enforce this Guarantee in accordance herewith notwithstanding the existence of any dispute between any Obligor and any Guarantee Beneficiary with respect to the existence of such payment or performance default.

     (b) If the Guarantee Beneficiaries make demand upon a Guarantor as provided in this Section, such Guarantor shall thereupon be liable to the Guarantee Beneficiaries for the amount demanded directly, as principal, and not just as surety, and will not plead or assert to the contrary in any proceeding taken by the Guarantee Beneficiaries in enforcing this Guarantee.

     (c) The Guarantors shall pay interest on those of the Guaranteed Obligations that are payment obligations for which demand shall have been made, computed from and after the date of demand until payment in full, at the rate or rates provided in the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable) in respect of the obligation so demanded, calculated and compounded in the same manner, but without duplication of interest which is payable by the Guarantors where such interest forms part of the Guaranteed Obligations.

     (d) All Guaranteed Obligations that are payment obligations shall be paid by the Guarantors in whichever currency or currencies in which they are denominated.

3.7  Statement of Obligations

     The statement in writing of the Guarantee Beneficiaries from time to time of the indebtedness, obligations or liability of the Obligors to them shall be prima facie evidence of the amount of the indebtedness, obligations or liability forming the Guaranteed Obligations. Each Guarantor's right to question in any way the Guarantee Beneficiaries' present or future method of dealing with the Obligors, or with any Persons (other than such Guarantor) now or hereafter liable to the Guarantee Beneficiaries for the Guaranteed Obligations or any part thereof, is hereby waived. The Guarantors renounce all benefits of discussion and division.

3.8  Not Bound to Exhaust Recourse

     The Guarantee Beneficiaries shall not be bound to exhaust their recourse against any Obligor or to pursue any rights or remedies they may have against any Obligor or any other Persons, or to make any demand on or present any note to any Obligor or any other Person, or file any proof of claim in any insolvency, administration, arrangement, winding-up, liquidation or bankruptcy before demanding or being entitled to payment from any Guarantor hereunder.

3.9  Authority

     The Guarantee Beneficiaries shall not be concerned to see or enquire into the powers of the Obligors or any of the directors, officers or agents of the Obligors acting or purporting to act on their behalf, and all moneys, advances, renewals and credits in fact borrowed or obtained in the professed exercise of such powers shall be deemed to form part of the Guaranteed Obligations even if irregularly, fraudulently, defectively or informally effected or in excess of the powers of the Obligors or any of the directors, officers or agents thereof, and notwithstanding any incapacity or disability of any thereof, and further notwithstanding any actual or constructive notice of the powers (or the lack thereof) of the Obligors or any of the directors, officers or agents thereof.

3.10 Reinstatement

     Where any discharge (whether in respect of the obligations of the Obligors, any security for such obligations or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is finally determined to be avoided or must in accordance with Applicable Law or any order or judgment be repaid on insolvency, bankruptcy, administration, arrangement, liquidation or otherwise, the liability of the Guarantors under this Guarantee shall continue as if there had been no such discharge or arrangement. The Guarantee Beneficiaries shall be entitled to concede or compromise any claim that any such payment, security or other disposition is liable to avoidance or repayment.

3.11 Subrogation; No Competition with Guarantee Beneficiaries

     None of the Guarantors shall exercise any rights which it may have acquired by way of subrogation, indemnity or contribution under this Guarantee (by virtue of any payment being made by it hereunder, any liability to make payment hereunder, or otherwise), or exercise any right of contribution against any other guarantor (including any other Guarantor hereunder), unless and until all Guaranteed Obligations have been finally paid and performed in full. If any amount shall be paid (including through any exercise of set-off rights) to any Guarantor arising out of or based upon such right of subrogation, indemnity, contribution at a time when the Guaranteed Obligations have not been paid and performed in full, such amount (in the case of a set-off, an amount equal to such set-off in fact exercised by it) shall be deemed to have been paid to such Guarantor for the benefit of, and held by such Guarantor in trust for, the Guarantee Beneficiaries and shall forthwith be paid to the Guarantee Beneficiaries to be credited and applied to the Guaranteed Obligations, whether matured or unmatured.

3.12 Appropriation

     During the existence of an Event of Default (or prior to an Event of Default if no appropriation is made by a Guarantor at the time of payment), the Guarantee Beneficiaries shall be at liberty (without in any way prejudicing or affecting their rights hereunder) to appropriate any payment made or monies received to any portion of the Guaranteed Obligations whether then due or to become due, and from time to time to revoke or alter any such appropriation, all as the Guarantee Beneficiaries see fit.

3.13 Preservation of Rights

     Until all Guaranteed Obligations have been irrevocably and permanently paid and discharged in full (whether by the Obligors, the Guarantors or otherwise), after a claim has been made pursuant to this Guarantee which has not been paid in full, the Guarantee Beneficiaries may:

     (a) refrain from applying or enforcing any other security, monies or rights held or received by the Guarantee Beneficiaries, as the case may be, in respect of (or capable of being applied in respect of) such amounts or apply and enforce the same in such manner and order as the Guarantee Beneficiaries see fit (whether against such amounts or otherwise) and the Guarantors shall not be entitled to the benefit of the same; and

     (b) hold in a suspense account (with the obligation to pay interest on the monies held therein at a reasonable rate available to it for deposits made by it in the same currency on like terms and in like amounts) any monies received from the Guarantors or on account of the Guarantors' liability under this Guarantee.

3.14 Set-Off

     In addition to any other rights any Guarantee Beneficiary may have under law or in equity, if any amount shall at any time be due and owing by a Guarantor to any Guarantee Beneficiary under this Guarantee, such Guarantee Beneficiary is authorized at any time or from time to time, without notice (any such notice being expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including but not limited to indebtedness evidence by certificates of deposit, whether matured or unmatured) and any other indebtedness of such Guarantee Beneficiary owing to a Guarantor and any other property of such Guarantor held by a Guarantee Beneficiary to or for the credit or the account of such Guarantor against and on account of the Guaranteed Obligations and liabilities of such Guarantor to any Guarantee Beneficiary under this Guarantee.

                                    ARTICLE 4
                            OBLIGATIONS NOT RELEASED

4.1  Obligations Absolute

     The obligations of the Guarantors hereunder shall be absolute and unconditional, and shall not be released, diminished, discharged or in any way lessened, abated, impaired or reduced by:

     (a) the Guarantee Beneficiaries agreeing to any renewal, extension, increased commitment, change, variation, alteration, restatement, waiver, modification, the partial release or partial discharge in or in respect of the Guaranteed Obligations or the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable), or anything done, suffered or permitted by the Guarantee Beneficiaries in relation to the Guaranteed Obligations or the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable), including any amendment or change in the manner, time, place or calculation of payment of the Guaranteed Obligations (including increases or decreases in principal, interest rates, fees or other obligations);

     (b) time or any indulgence being given to any Obligor or any other Person by the Guarantee Beneficiaries;

     (c) the merging of the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable) or the Guaranteed Obligations or other obligations of the Obligors in, or any alteration thereof by virtue of, any subsequent agreement or amending agreement;

     (d) the Guarantee Beneficiaries agreeing to (i) any compromise, partial discharge, settlement, proposal, subordination, offer of performance or substitution for or affecting any Guaranteed Obligation or any agreement relating thereto, or (ii) any arrangement or plan of reorganization affecting any Obligor or any other guarantor (including any other Guarantor hereunder);

     (e) the Guarantee Beneficiaries agreeing to (i) the release, exchange, compromise, subordination, substitution or modification of any other guarantee or any other guarantor (including any other Guarantor hereunder) or any other Person liable directly or as surety or otherwise for the Guaranteed Obligations or any part thereof, or (ii) the addition of any guarantor, endorser or surety;

     (f) the Guarantee Beneficiaries taking, failing or omitting to take, or refraining from taking, any action to enforce the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable) or any rights or remedies thereunder, or proving the claim or part of the claim of the Guarantee

          Beneficiaries in any liquidation, bankruptcy, winding-up, compromise, arrangement or other proceeding relating to any Obligor or any other Person;

     (g) the lack of validity, enforceability, provability or collectibility (in whole or in part) for any reason of, or any informality, defect or irregularity in or omission from, the Guaranteed Obligations or the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable) or any impossibility, impracticability, frustration, illegality, fraud, forgery, force majeure, act of government or change in Applicable Laws, or the loans or advances constituting the Guaranteed Obligations having been made in excess of the power of the Guarantee Beneficiaries or any of them or in contravention of any of their governing statutes or constating documents;

     (h) any common law or statutory bar on enforcement of the whole or any part of the Guaranteed Obligations or the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable);

     (i)  any marshalling of assets and liabilities;

     (j) any notice by a Guarantor purporting in any way to limit its liability hereunder in respect of any Guaranteed Obligations, whether arising prior or subsequent to such notice;

     (k) any failure or lack of diligence on the part of the Guarantee Beneficiaries to examine, inspect, investigate, monitor or take any other steps in connection with the Obligors' obligations under the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable), including in respect of environmental matters;

     (l) any limitation on the amount guaranteed by any other guarantor of the Guaranteed Obligations; or

     (m) any other event, circumstance, occurrence or contingency which might otherwise constitute a legal or equitable defence available to, or discharge of, any Obligor or any other guarantor (including any other Guarantor hereunder) of or in respect of the Guaranteed Obligations (except for the permanent payment in full of the Guaranteed Obligations);

in each case regardless of how substantial, fundamental or material such event or circumstance mentioned above may be, or however prejudicial it may be to the Guarantors (or any one of them), and without any requirement for notice to the Guarantors of any of such event or circumstance; but the obligations of the Guarantors hereunder shall be released and discharged upon permanent payment in full of all Guaranteed Obligations.

4.2  Security from the Obligors

     (a) Without limiting the generality of Section 4.1, the Guarantee Beneficiaries shall be at liberty (without exonerating in whole or in part the Guarantors, without in any way affecting the validity or enforceability of this Guarantee and without prejudicing or affecting the Guarantee Beneficiaries' rights hereunder) from time to time to hold and receive such security for this Guarantee or the Guaranteed Obligations (or any part thereof) as they may deem proper, and may give up, vary, exchange, release, surrender, discharge, waive, postpone, subordinate, compromise, abandon or otherwise deal with or fail to deal with such security or any part thereof or property covered thereby or allow the Obligors or others to deal with the property covered thereby, all as the Guarantee Beneficiaries may consider expedient or appropriate (with or without consultation).

     (b) The Guarantee Beneficiaries may (without exonerating in whole or in part the Guarantors, without in any way affecting the validity or enforceability of this Guarantee and without prejudicing or affecting the Guarantee Beneficiaries' rights hereunder) abstain from perfecting or registering, or from continuing any such perfection or registration of, or from taking advantage of, any security or the provisions of any Applicable Laws relating thereto.

     (c) The Guarantee Beneficiaries may (without exonerating in whole or in part the Guarantors, without in any way affecting the validity or enforceability of this Guarantee and without prejudicing or affecting the Guarantee Beneficiaries' rights hereunder), when, and in such manner, as the Guarantee Beneficiaries deem expedient, enforce, realize or refrain from realizing upon any security, apply any security now or hereafter held by or for the benefit of any Guarantee Beneficiaries in respect of this Guarantee or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that the Guarantee Beneficiaries, or any of them, may have against any such security, as such Guarantee Beneficiaries in their discretion may determine consistent with the Credit Agreement, any Loan Document, any Lender Hedge Agreement or any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable. To the extent permitted by law, each of the Guarantors waives any right it may have to receive notice of any actions or proceedings taken in respect thereof.

     (d) None of (i) any loss of or in respect of any security or the property covered thereby, whether occasioned by the fault, omission, carelessness, negligence or recklessness of the Guarantee Beneficiaries or otherwise (including improvident or improper handling, collection or realization thereof or thereunder), (ii) the failure by the Guarantee Beneficiaries, in whole or in part, to put or keep themselves in a position to deliver the security or any of it to any Guarantor on payment of the Guaranteed Obligations, or (iii) any release, modification or waiver of, or failure, omission, delay, neglect, refusal or lack of diligence to enforce, any right, benefit, privilege or interest under any contract or agreement under which the rights of any Obligor have been collaterally or absolutely assigned or in which a security interest has been granted, shall in any way limit, lessen or release or otherwise abate the liability of the Guarantors hereunder.

4.3  Dealing with the Obligors

     It is the intent of the Guarantors and the Guarantee Beneficiaries that the Guarantee Beneficiaries may discontinue, reduce, increase or otherwise vary the credit of the Obligors and otherwise deal, in the broadest sense of that word, with the Obligors and others, including any other guarantor, as the Guarantee Beneficiaries may see fit, all without prejudice to or in any way limiting or lessening the Guarantors' liability hereunder and without necessity for obtaining the consent of or giving notice to any Guarantor.

4.4  Notices not Required

     Except to the extent required to enforce the rights of the Guarantee Beneficiaries under Section 3.6 hereof, no Guarantee Beneficiary nor any other Person shall have any duty or obligation to notify, or timely notify, the Guarantors of (i) any default, event of default or similar event (however denominated) under the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable), any renewal, extension, supplement, modification, rearrangement, amendment, restatement, replacement, cancellation, rescission, revocation or reinstatement (whether or not material), (ii) any release or exchange of any security, (iii) any action taken or not taken by any Guarantee Beneficiary or any other Person against the Obligors or any other Person, (iv) any new agreement between any Guarantee Beneficiary, any Obligor or any other Person, or (v) any other event or circumstance whatsoever.

                                    ARTICLE 5
                          REPRESENTATIONS AND COVENANTS

5.1  Representations

     (a) Each of the Guarantors represents and warrants that: (i) it has determined that its liability and obligation under this Guarantee may reasonably be expected to substantially benefit such Guarantor directly, and such Guarantor's Board of Directors has made that determination, (ii) the Borrower and such Guarantor are mutually dependent on each other in the conduct of their respective businesses and are and do business together as an integrated business enterprise,
          (iii) the maintenance and improvement of the Borrower's financial condition is vital to sustaining the business of such Guarantor and the transactions supported and secured by this Guarantee and the security therefor produce distinct and identifiable financial and economic direct benefits to such Guarantor; (iv) such Guarantor has had full and complete access to the underlying papers relating to the Guaranteed Obligations and all other papers executed by any other Person in connection with the Guaranteed Obligations; (v) such Guarantor is fully informed of all circumstances which bear upon the risks of executing this Guarantee which a diligent inquiry would reveal; and (vi) such Guarantor has adequate means to obtain from the Borrower, on a continuing basis, information concerning the Borrower's financial condition, and is not depending on any Guarantee Beneficiary to provide such information, now or in the future.

     (b) Each of the Guarantors further represents and warrants to the Guarantee Beneficiaries that those representations and warranties applicable to such Guarantor and set forth in Section 7 of the Credit Agreement and in the Loan Documents to which it is a party will be true, correct and complete in all material respects as of the Closing Date (or on such earlier date as specified in the Credit Agreement), and such Guarantor agrees that such representations and warranties shall survive the execution and delivery of this Guarantee in the manner described in Section 7.18 of the Credit Agreement.

     (c) Each of the Guarantors agrees that no Guarantee Beneficiary shall have any obligation to advise or notify it or to provide it with any data or information. Each of the Guarantors acknowledges receipt of a copy of all Loan Documents (or recent versions thereof) and understands the obligations of the Borrower thereunder.

5.2  Covenant

     Each of the Guarantors covenants with the Guarantee Beneficiaries that it shall:

     (a) comply with and be bound by each covenant in the Credit Agreement and the other Loan Documents that is applicable to such Guarantor;

     (b) take all such action as may be reasonably necessary or appropriate in order to cause and permit compliance by the Borrower with the terms and provisions of the Credit Agreement and the other Loan Documents; and

     (c) not take any reasonable action or fail to take any reasonable action which would result in the Borrower being in breach of any term or provision of the Credit Agreement or any other Loan Document.

                                    ARTICLE 6
                                WITHHOLDING TAXES

6.1  Payment Net of Withholding Taxes

     The Guarantors shall make all payments required hereunder, whether by way of principal, interest or otherwise, without regard to any defence, counterclaim or right of set-off available to the Guarantors and without withholding any Taxes (for the purposes of this clause, "Taxes" shall not include Taxes on a Guarantee Beneficiary's overall income, and franchise taxes). If any Guarantor is required by Applicable Law to deduct any withholding Taxes from or in respect of any amounts payable under this Guarantee (i) the amounts payable by such Guarantor hereunder will be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 6.1), the Guarantee Beneficiaries will receive an amount equal to the sum they would have received had no such deductions been made, (ii) such Guarantor will make such deductions, and (iii) such Guarantor will pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with Applicable Law. Notwithstanding the foregoing, unless a Person becomes a Guarantee Beneficiary as a result of an assignment of Loans at a time when an Event of Default has occurred and is continuing, the Guarantors shall have no obligation to gross-up for Taxes withheld or paid solely because such Guarantee Beneficiary is a non-resident of Canada within the meaning of the Income Tax Act, unless the Guarantors otherwise agree in writing to do so.

                                    ARTICLE 7
                             EXPENSES AND INDEMNITY

7.1  Expenses

     The Guarantors shall pay to the Guarantee Beneficiaries all reasonable out-of-pocket costs and expenses incurred by the Guarantee Beneficiaries from time to time in the documentation, preparation, negotiation, printing, execution, registration, delivery, enforcement, realization and collection of or in respect of this Guarantee, including the reasonable fees of legal counsel for the Guarantee Beneficiaries on a solicitor and his own client basis. All such amounts shall be payable by the Guarantors on demand, shall bear interest at 2% over the Prime Rate, calculated from the date incurred by the Guarantee Beneficiaries to the date paid by the Guarantors, but without duplication of interest which is payable by the Guarantors where such interest forms part of the Guaranteed Obligations.

7.2  Indemnity

     The Guarantors shall indemnify the Guarantee Beneficiaries and hold them harmless against all losses, costs, expenses, liabilities, actions, suits, claims or damages of any and every kind incurred by the Guarantee Beneficiaries, up to the amount of the Guaranteed Obligations, as a result of:

     (a) a default by any Guarantor in the payment of any Guaranteed Obligations, and

     (b) the failure by any Guarantor to comply with any of its covenants or other obligations hereunder.

     Without limiting the generality of the foregoing, this indemnity shall extend to:

          (i) reasonable legal fees on a solicitor and his own client basis, including the costs of defending and/or counterclaiming or claiming over against third parties in respect of any action or matter, and

          (ii) any amounts payable arising out of a settlement of any action entered into between the Guarantee Beneficiaries or any of them and any other Person with or without the consent of the Guarantors.

     A certificate of the Guarantee Beneficiaries as to the amount of any such loss or expense shall be prima facie proof of the amount thereof. The amount required to be paid by the Guarantors hereunder shall be payable by the Guarantor on demand, shall bear interest at 2% over the Prime Rate calculated from the date any indemnified outlay is made by the Guarantee Beneficiaries hereunder to the date paid by the Guarantors, but without duplication of interest which is payable by the Guarantors where such interest forms part of the Guaranteed Obligations. The provisions of and undertakings and indemnification set out in this Section shall survive the payment and satisfaction of the Guaranteed Obligations.

                                    ARTICLE 8
                                    SECURITY

8.1  Security

     The obligations of the Guarantors hereunder shall be secured in the manner provided in Section 5 of the Credit Agreement and, in respect of the Guarantors and the Collateral granted or to be granted by the Guarantors as provided therein and herein, the provisions of such Section 5 are incorporated herein, with necessary changes, to the same extent as if repeated herein.

                                    ARTICLE 9
                                     GENERAL

9.1  Notice

     Any notice, communication or demand to be made or given hereunder shall be in writing and may be made or given by personal delivery or by facsimile or other electronic means of communication addressed as follows:

To a Guarantor:

     At the following address (or at any other address indicated in a Guarantor's Joinder Agreement or other notice in writing):

     Acheson Industrial Park #2
     53016 - Highway 60
     Spruce Grove, Alberta  T7X 3G7

     Attention: President
     Facsimile: (780) 960-7103

To the Guarantee Beneficiaries:

     Royal Bank of Canada, as Administrative Agent
     P.O. Box 50, 200 Bay Street
     Royal Bank Plaza
     12th Floor, South Tower
     Toronto, Ontario  M5J 2W7

     Attention: Manager Agency
     Facsimile: (416) 842-4023

or to such other address or facsimile number as any party may from time to time notify the other in accordance with this Section. Any notice, communication or demand made or given by personal delivery during usual business hours at the place of receipt on a banking day shall be deemed to have been given on the day of actual delivery thereof. Any notice, communication or demand made or given by personal delivery after usual business hours on a banking day or by facsimile or other electronic means of communication shall be deemed to have been given, on the first banking day following the transmittal thereof.

9.2  Governing Law and Jurisdiction

     (a) THIS GUARANTEE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE PROVINCE OF ALBERTA AND THE LAW OF CANADA APPLICABLE THEREIN.

     (b) Each of the Guarantors agrees that the courts of Alberta shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any disputes which may arise out of or in connection with the aforesaid documents and it irrevocably submits to the non-exclusive jurisdiction of such courts, without prejudice to the rights of any Guarantee Beneficiary to take proceedings in any other jurisdictions, whether concurrently or not.

     (c) Each of the Guarantors agrees that final judgment in any such suit, action or proceeding brought in such courts shall be conclusive and binding upon it and may be enforced against it in the courts of Canada (or any other courts to the jurisdiction of which it or its property is subject) by a suit upon such judgment, provided that it does not waive any right to appeal any such judgment, to seek any stay or otherwise to seek reconsideration or review of any such judgment.

9.3  Payment on Stay

     If:

     (a) any Obligor or any Guarantor is prevented from making payment of any of the Guaranteed Obligations when it would otherwise be required to do so; or

     (b) the Guarantee Beneficiaries are prevented from demanding payment of the Guaranteed Obligations;

in each case because of a stay or other judicial proceeding or any other legal impediment, all Guaranteed Obligations or other amounts otherwise subject to demand, acceleration or payment shall nevertheless be payable by the Guarantors as provided for hereunder.

9.4  Judgment Currency

     If, for the purposes of obtaining or enforcing judgment against any Guarantor in any court, or for any other related purpose hereunder, it is necessary to convert an amount due under this Guarantee in the currency in which it is due (the "Original Currency") into another currency (the "Second Currency"), the rate of exchange applicable shall be the daily noon day rate quoted by the Bank of Canada on the relevant date to purchase the Original Currency with the Second Currency and includes any premium and costs of exchange payable in connection with such purchase. Each of the Guarantors agrees that its obligation in respect of any Original Currency due from it shall, notwithstanding any judgment or payment in the Second Currency, be discharged only to the extent that on the Business Day following the receipt of any sum so paid or adjudged to be due hereunder in the Second Currency the payee may purchase in the market the Original Currency with the amount of the Second Currency so paid or so adjudicated to be due; and if the amount of the Original Currency so purchased is less than the amount originally due in the Original Currency, such Guarantor agrees that the deficiency shall be a separate obligation of it, independent from its obligations under this Guarantee, and shall constitute in favour of the Guarantee Beneficiaries a cause of action which shall continue in full force and effect notwithstanding any such judgment or order to the contrary, and such Guarantor agrees, notwithstanding any such payment or judgment, to indemnify the Guarantee Beneficiaries against any such loss or deficiency.

9.5  Prohibited Rate

     In no event shall any interest or fee to be paid hereunder exceed the maximum rate permitted by Applicable Law. In the event any such interest rate or fee exceeds such maximum rate, such rate shall be adjusted downward to the highest rate (expressed as a percentage per annum) or fee that the parties could validly have agreed to by contract on the date hereof under Applicable Law. It is further agreed that any excess actually received by a Guarantee Beneficiary shall be credited against the Guaranteed Obligations.

9.6  Assignment

     (a) The Guarantee Beneficiaries may assign, or grant participation in, this Guarantee (in whole or in part) to any Person to whom they are entitled to assign any Guaranteed Obligations under the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable).

     (b) Except as permitted by the Credit Agreement, none of the Guarantors shall assign its rights or obligations hereunder without the prior written consent of the Guarantee Beneficiaries.

     (c) Subject to paragraphs (a) and (b), this Guarantee shall enure to the benefit of and be binding upon the Guarantors, the Guarantee Beneficiaries, and their respective successors and assigns.

9.7  Severability

     Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.8  Whole Agreement

     This Guarantee constitutes the whole and entire agreement between the parties hereto and cancels and supersedes any prior agreements, undertakings, declarations, commitments and representations, written or oral, in respect thereof.

9.9  Amendments, Waivers and Consents

     This Guarantee may only be amended by an agreement in writing between the Guarantors and the Guarantee Beneficiaries, and provisions hereof may be waived or matters consented to by the Guarantee Beneficiaries only if the Guarantee Beneficiaries so agree in writing. Any waiver or consent by the Guarantee Beneficiaries under any provision of this Guarantee may be given subject to any conditions thought fit by the Guarantee Beneficiaries. Any waiver or consent shall be effective only in the specific instance and for the purpose for which it is given.

9.10 Further Assurances

     (a) Each party shall promptly cure any defect by it in the execution and delivery of this Guarantee.

     (b) Each of the Guarantors, at its expense, shall promptly execute and deliver to the Guarantee Beneficiaries, upon request by the Guarantee Beneficiaries in writing, all such other and further documents, agreements, legal opinions, certificates and instruments in order to give effect to the covenants and agreements of such Guarantor in this Guarantee, and shall make any recording, file any notice or obtain any consent in connection therewith, all as may be reasonably necessary or appropriate.

9.11 Time of the Essence

     Time shall be of the essence of this Guarantee.

9.12 Counterparts

     This Guarantee may be executed in any number of counterparts, and by facsimile, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. It shall not be necessary in making proof of this Guarantee to produce or account for more than one full set counterparts.

9.13 Separate Action

     In case of default hereunder, the Guarantee Beneficiaries may maintain an action or separate successive actions upon this Guarantee against the Guarantors (or any of them) whether or not any Obligor is joined therein or a separate action is brought against any Obligor or any other guarantor (including any other Guarantor hereunder) or any judgment obtained against any of them. The Guarantee Beneficiaries' rights shall not be exhausted by the exercise of any of the Guarantee Beneficiaries' rights hereunder or otherwise against any Guarantor or by any number of successive actions until and unless all Guaranteed Obligations have been fully paid and performed, and each of the Guarantors' obligations hereunder has been fully performed.

9.14 Waiver and Acknowledgement

     (a) To the extent permitted by Applicable Law, each of the Guarantors hereby expressly waives:

          (i)  notice of acceptance of this Guarantee;

          (ii) notice of the existence or creation of all or any of the Guaranteed Obligations;

          (iii) any right to require marshalling of assets and liabilities;

          (iv) presentment, notice of dishonour, protest, and all other notices whatsoever; and

          (v) all diligence in collection or protection of or realization upon the Guaranteed Obligations or any thereof, any obligation hereunder.

     (b) Each of the Guarantors acknowledges the terms of the Credit Agreement and the other Loan Documents and consents to and approves the same.

     (c) Each of the Guarantors hereby acknowledges receipt of a true copy of this Guarantee.

9.15 Amalgamation of Certain Subsidiaries

     Each of NACG Acquisition Inc. and North American Construction Group Inc. (the "Amalgamating Corporations") acknowledge and agree that (a) forthwith upon consummation of the Acquisition and following execution of this Guarantee, the Amalgamating Corporations will amalgamate, with the continuing corporation being North American Construction Group Inc. ("Amalco"), and (b) immediately upon the issuance of the Certificate of Amalgamation by Industry Canada, the obligations of each of the Amalgamating Corporations under this Guarantee shall continue as obligations of Amalco, Amalco shall be a Guarantor hereunder and a party hereto for all purposes and this Guarantee shall remain in full force and effect.

     IN WITNESS WHEREOF the undersigned have executed this Guarantee.

                                   NACG ACQUISITION INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   NORTH AMERICAN CONSTRUCTION GROUP INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   NORTH AMERICAN CONSTRUCTION LTD.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   NORTH AMERICAN CAISSON LTD.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   NORTH AMERICAN ENGINEERING INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   NORTH AMERICAN ENTERPRISES LTD.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   NORTH AMERICAN INDUSTRIES INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   NORTH AMERICAN MAINTENANCE LTD.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   NORTH AMERICAN MINING INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   NORTH AMERICAN PIPELINE INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   NORTH AMERICAN ROAD INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   NORTH AMERICAN SERVICES INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   GRIFFITHS PILE DRIVING INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   NORTH AMERICAN SITE DEVELOPMENT LTD.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   NORTH AMERICAN SITE SERVICES INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   NACG FINANCE LLC


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   ROYAL BANK OF CANADA, as Administrative Agent


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   SCHEDULE A
                           TO THE SUBSIDIARY GUARANTEE

                            FORM OF JOINDER AGREEMENT

                                JOINDER AGREEMENT

     This Joinder Agreement, dated as of                    , 200  , is between
                                         --------------- ---     --
[NAME OF NEW SUBSIDIARY GUARANTOR], a [corporation] under the laws of
             (the "New Guarantor") in favour of the Guarantee Beneficiaries.
------------

The parties agree as follows:

1. Reference to the Credit Agreement; Definitions. Reference is made to (a) the Credit Agreement dated as of November 26, 2003 among the Borrower, Royal Bank of Canada, as administrative agent, the other agents and the persons party thereto as lenders (as amended, modified, supplemented or restated from time to time, the "Credit Agreement"), and (b) the Guarantee dated November 26, 2003 made among NACG Acquisition Inc., North American Construction Group Inc., North American Construction Ltd., North American Caisson Ltd., North American Engineering Ltd., North American Enterprises Ltd., North American Industries Inc., North American Maintenance Inc., North American Mining Inc., North American Pipeline Inc., North American Road Inc., North American Services Inc., Griffiths Pile Driving Inc., North American Site Development Ltd., North American Site Services Inc., NACG Finance LLC and the Guarantee Beneficiaries (together with each other Subsidiary Guarantor who has become a party thereto) in favour of the Guarantee Beneficiaries (as amended, modified, supplemented or restated from time to time, the "Guarantee"). Capitalized words and phrases used in this Joinder Agreement and in the preamble hereto without express definition herein shall, unless something in the subject matter or context is inconsistent therewith, have the same defined meanings as are ascribed to such words and phrases in the Guarantee.

2. Joinder. Effective as of                   ,      the ("Joinder Date") and
                            ------------------ -----
pursuant to Section 8.9 of the Credit Agreement, the New Guarantor joins in and becomes party (as fully as if the New Guarantor had been an original signatory thereto) to the Guarantee as a Guarantor thereunder for all purposes thereof.

3. Representations and Warranties. The New Guarantor represents and warrants that the representations and warranties contained in Article 5 of the Guarantee are true and correct with respect to the New Guarantor as if fully set forth herein and originally made as of the date hereof.

4. Conditions. The effectiveness of the joinder in Section 2 above shall be subject to the satisfaction of the following conditions on or prior to the Joinder Date.

     4.1 Proper Proceedings. This Joinder Agreement shall have been authorized by all necessary corporate or other proceedings. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other person of any of the transactions contemplated hereby shall have been obtained and shall be in full force and effect.

     4.2 General. All legal and corporate proceedings in connection with the transactions contemplated by this Joinder Agreement shall be satisfactory in form and substance to the Administrative Agent, acting reasonably, and the Administrative Agent shall have received copies of all documents as required pursuant to Section 8.9 of the Credit Agreement.

5. Further Assurances. The New Guarantor will, upon the request of the Administrative Agent from time to time, execute, acknowledge and deliver, and file and record, all such instruments, and take all such action, as the Administrative Agent may reasonably request to carry out the intent and purpose of this Joinder Agreement and the Guarantee.

6. Notices. Any notice or other communication to the New Guarantor in connection with this Joinder Agreement and the Guarantee shall be deemed to be delivered if in writing and addressed as follows:

          [insert name and address]

          Attention:
          Facsimile:

7. General. This Joinder Agreement and the Guarantee constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Except to the extent specifically supplemented hereby, the provisions of the Guarantee shall remain unmodified. The Guarantee, as supplemented hereby, is confirmed as being in full force and effect. This Joinder Agreement may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties hereto, the Guarantee Beneficiaries and their respective successors and assigns. This Joinder Agreement shall be governed by and construed in accordance with the laws in effect in the Province of Alberta.

     Each of the parties has executed this Joinder Agreement as of the date first written above.

                                   [NAME OF NEW GUARANTOR]


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   ROYAL BANK OF CANADA, as Administrative Agent


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXHIBIT XII
                               TO CREDIT AGREEMENT

                           FORM OF HOLDINGS GUARANTEE

                                    GUARANTEE

     THIS GUARANTEE is made as of November 26, 2003 between NACG PREFERRED CORP., a corporation under the laws of Canada (the "Guarantor"), and the Guarantee Beneficiaries.

Recitals

1. The Guarantee Beneficiaries have agreed to enter into the Credit Agreement with North American Energy Partners Inc. (the "Borrower") on the condition that the Guarantor provide this Guarantee; and

2. The Guarantor will derive significant benefit from the extension of credit by the Guarantee Beneficiaries to Borrower;

NOW THEREFORE the parties agree as follows:

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1  Definitions

     In this Guarantee, unless something in the subject matter or context is inconsistent therewith:

     "Credit Agreement" means the Credit Agreement dated November 26, 2003 among the Borrower, Royal Bank of Canada, as administrative agent, and the other agents and the Persons party thereto as lenders, as amended, modified, supplemented or restated from time to time.

     "Guarantee Beneficiaries" means the Lenders, the Swap Lenders, and Royal Bank of Canada, for itself and as agent for and on behalf of the Lenders and the Swap Lenders from time to time.

     "Guaranteed Obligations" means, collectively and at any time and from time to time, all Obligations and the Secured Swap Obligations (present or future, absolute or contingent, matured or not), whether the same are from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again.

     "Securities Pledge Agreement" means the Securities Pledge Agreement dated as of November 26, 2003 among the Guarantor, as pledgor, Royal Bank of Canada, as agent, and the Borrower.

                                      XII-1

     "Obligors" means (i) the Borrower and (ii) each of the Subsidiary Guarantors that is party to a Lender Hedge Agreement from time to time, and "Obligor" means any one of them.

     Capitalized words and phrases used in this Guarantee and the recitals and preamble hereto without express definition herein shall, unless something in the subject matter or context is inconsistent therewith, have the same defined meanings as are ascribed to such words and phrases in the Credit Agreement. For certainty, if the Credit Agreement ceases to be in force for any reason whatsoever, then for all purposes hereof the aforementioned capitalized words and phrases shall continue to have the same defined meanings set forth in the Credit Agreement as if such agreement remained in force in the form immediately prior to its ceasing to be in force.

1.2  Headings and Guarantee References

     (a) The division of this Guarantee into Articles and Sections, and the insertion of headings is for convenience of reference only and shall not affect the construction or interpretation of this Guarantee.

     (b) The terms "this Guarantee", "hereof", "hereunder" and similar expressions refer to this Guarantee and not to any particular Article, Section or other portion hereof, and include any amendments hereto. Unless otherwise stated, references herein to Articles and Sections are to Articles and Sections of this Guarantee.

                                    ARTICLE 2
                            NO COLLATERAL AGREEMENTS

2.1  Acknowledgement

     Subject to Section 9.15, the Guarantor confirms that its obligations under this Guarantee are not subject to any promise or condition affecting or limiting its liability, and no statement, representation, collateral agreement or promise on the part of the Guarantee Beneficiaries or any officer, employee or agent thereof forms any part of this Guarantee or has induced the making thereof or shall be deemed in any way to affect the Guarantor's liability hereunder, unless expressly set out herein. It is the parties' intent that all conditions and limitations relating to this Guarantee be expressly set out herein, failing which the Guarantor expressly waives reliance thereon as a defence to or limitation of its obligations hereunder.

                                    ARTICLE 3
                                    GUARANTEE

3.1  Guarantee

     Subject to Section 9.15, the Guarantor hereby absolutely, unconditionally and irrevocably guarantees to the Guarantee Beneficiaries the due and punctual payment, discharge and full performance of all Guaranteed Obligations. The Guarantor covenants that the Guaranteed Obligations will be fully and punctually paid and performed strictly in accordance with the terms of the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable), whether the same become due on maturity, by mandatory prepayment, by demand, acceleration or otherwise. The Guarantor hereby indemnifies the Guarantee Beneficiaries on demand against any loss or liability suffered by them as a result of any Guaranteed Obligation

                                     XII-2
being or becoming unenforceable, invalid or illegal up to the amount of the Guaranteed Obligations.

3.2  Continuing Guarantee

     Subject to Section 9.15, this Guarantee shall be a continuing guarantee, shall cover and secure any ultimate balance owing to the Guarantee Beneficiaries hereunder, and shall be operative and binding notwithstanding that at any time or times the Guaranteed Obligations may equal zero or that any payments from time to time may be made to the Guarantee Beneficiaries or any settlements of account effected or any other thing whatsoever done, suffered or permitted, or any other action short of actual and final payment to the Guarantee Beneficiaries of all Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, the Guarantor agrees that: (a) this Guarantee is a guarantee of payment when due and not collectibility; (b) the obligations of the Guarantor hereunder are independent of the obligations of the Obligors under the Loan Documents and the Lender Hedge Agreements and the obligations of any other guarantor; and (c) a payment of a portion, but not all, of the Guaranteed Obligations by one or more guarantors shall in no way limit, affect, modify or abridge the liability of any other guarantor (including the Guarantor hereunder) for any portion of the Guaranteed Obligations that has not been paid.

3.3  Other Guarantors

     This Guarantee shall be operative and binding regardless of whether or not any proposed guarantor or any other Persons have executed or shall execute this Guarantee or is or are or shall become in any other way responsible to the Guarantee Beneficiaries for or in respect of the Guaranteed Obligations or any part thereof, and regardless of whether or not any other Persons now or hereafter liable to the Guarantee Beneficiaries for the Guaranteed Obligations or any part thereof (whether under this Guarantee or otherwise) shall cease to be so liable.

3.4  Borrower's Identity

     This Guarantee is to extend to the Persons for the time being and from time to time carrying on the business now carried on by the Obligors notwithstanding any change or changes in the name, business, powers, objects, membership, directors, partners, shareholders, directorate, organization or management of any Obligor, and notwithstanding any reorganization of any Obligor or the merger or amalgamation of any Obligor with another or others (including with the Guarantor, in which case the obligations of the Guarantor hereunder shall be direct), or the sale or disposal of any of an Obligor's business in whole or in part to another or others, or the surrender, forfeiture or termination of its articles or charter, or the receivership, dissolution, insolvency, winding-up, arrangement, reorganization, bankruptcy or liquidation of or in respect of any Obligor, and no such event shall lessen, release or discharge the obligations of the Guarantor under this Guarantee.

3.5  Acknowledgement of Continued Liability

     The Guarantor shall from time to time forthwith on the reasonable request of the Guarantee Beneficiaries deliver to them suitable acknowledgements of its continued liability hereunder in such form as counsel for the Guarantee Beneficiaries may advise, and in the event of the failure of the Guarantor to do so, it hereby irrevocably appoints any Guarantee Beneficiary the attorney and agent of the Guarantor to make, execute and deliver such written

                                     XII-3
acknowledgements or other instruments as may from time to time become necessary or advisable to fully maintain and keep in force the liability of the Guarantor hereunder.

3.6  Guarantor to Pay; Interest; Currency

     (a) If any Obligor shall default in payment or performance of the Guaranteed Obligations or any part thereof strictly in accordance with the provisions of the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable) as and when the same become due, payable or performable, then the Guarantor shall, so often as any such default happens, on demand by the Guarantee Beneficiaries, forthwith pay to the Guarantee Beneficiaries the amount of the Guaranteed Obligations then due and payable (including any accelerated obligations), and perform any obligations which the Obligor is then obligated to perform. The Guarantee Beneficiaries may enforce this Guarantee in accordance herewith notwithstanding the existence of any dispute between any Obligor and any Guarantee Beneficiary with respect to the existence of such payment or performance default.

     (b) If the Guarantee Beneficiaries make demand upon the Guarantor as provided in this Section, the Guarantor shall thereupon be liable to the Guarantee Beneficiaries for the amount demanded directly, as principal, and not just as surety, and will not plead or assert to the contrary in any proceeding taken by the Guarantee Beneficiaries in enforcing this Guarantee.

     (c) The Guarantor shall pay interest on those of the Guaranteed Obligations that are payment obligations for which demand shall have been made, computed from and after the date of demand until payment in full, at the rate or rates provided in the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable) in respect of the obligation so demanded, calculated and compounded in the same manner, but without duplication of interest which is payable by the Guarantor where such interest forms part of the Guaranteed Obligations.

     (d) All Guaranteed Obligations that are payment obligations shall be paid by the Guarantor in whichever currency or currencies in which they are denominated.

3.7  Statement of Obligations

     Subject to Section 9.15, the statement in writing of the Guarantee Beneficiaries from time to time of the indebtedness, obligations or liability of the Obligors to them shall be prima facie evidence of the amount of the indebtedness, obligations or liability forming the Guaranteed Obligations. The Guarantor's right to question in any way the Guarantee Beneficiaries' present or future method of dealing with the Obligors, or with any Persons (other than the Guarantor) now or hereafter liable to the Guarantee Beneficiaries for the Guaranteed Obligations or any part thereof, is hereby waived. The Guarantor renounces all benefits of discussion and division.

3.8  Not Bound to Exhaust Recourse

     The Guarantee Beneficiaries shall not be bound to exhaust their recourse against any Obligor or to pursue any rights or remedies they may have against any Obligor or any other Persons, or to make any demand on or present any note to any Obligor or any other Person, or

                                     XII-4
file any proof of claim in any insolvency, administration, arrangement, winding-up, liquidation or bankruptcy before demanding or being entitled to payment from the Guarantor hereunder.

3.9  Authority

     The Guarantee Beneficiaries shall not be concerned to see or enquire into the powers of the Obligors or any of the directors, officers or agents of the Obligors acting or purporting to act on their behalf, and all moneys, advances, renewals and credits in fact borrowed or obtained in the professed exercise of such powers shall be deemed to form part of the Guaranteed Obligations even if irregularly, fraudulently, defectively or informally effected or in excess of the powers of the Obligors or any of the directors, officers or agents thereof, and notwithstanding any incapacity or disability of any thereof, and further notwithstanding any actual or constructive notice of the powers (or the lack thereof) of the Obligors or any of the directors, officers or agents thereof.

3.10 Reinstatement

     Where any discharge (whether in respect of the obligations of the Obligors, any security for such obligations or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is finally determined to be avoided or must in accordance with Applicable Law or any order or judgment be repaid on insolvency, bankruptcy, administration, arrangement, liquidation or otherwise, the liability of the Guarantor under this Guarantee shall continue as if there had been no such discharge or arrangement. The Guarantee Beneficiaries shall be entitled to concede or compromise any claim that any such payment, security or other disposition is liable to avoidance or repayment.

3.11 Subrogation; No Competition with Guarantee Beneficiaries

     The Guarantor shall not exercise any rights which it may have acquired by way of subrogation, indemnity or contribution under this Guarantee (by virtue of any payment being made by it hereunder, any liability to make payment hereunder, or otherwise), or exercise any right of contribution against any other guarantor, unless and until all Guaranteed Obligations have been finally paid and performed in full. If any amount shall be paid (including through any exercise of set-off rights) to the Guarantor arising out of or based upon such right of subrogation, indemnity, or contribution at a time when the Guaranteed Obligations have not been paid and performed in full, such amount (in the case of a set-off, an amount equal to such set-off in fact exercised by it) shall be deemed to have been paid to the Guarantor for the benefit of, and held by the Guarantor in trust for, the Guarantee Beneficiaries and shall forthwith be paid to the Guarantee Beneficiaries to be credited and applied to the Guaranteed Obligations, whether matured or unmatured.

3.12 Appropriation

     During the existence of an Event of Default (or prior to an Event of Default if no appropriation is made by the Guarantor at the time of payment), the Guarantee Beneficiaries shall be at liberty (without in any way prejudicing or affecting their rights hereunder) to appropriate any payment made or monies received to any portion of the Guaranteed Obligations whether then due or to become due, and from time to time to revoke or alter any such appropriation, all as the Guarantee Beneficiaries see fit.

                                     XII-5

3.13 Preservation of Rights

     Until all Guaranteed Obligations have been irrevocably and permanently paid and discharged in full (whether by the Obligors, the Guarantor or otherwise), after a claim has been made pursuant to this Guarantee which has not been paid in full, the Guarantee Beneficiaries may:

     (a) refrain from applying or enforcing any other security, monies or rights held or received by the Guarantee Beneficiaries, as the case may be, in respect of (or capable of being applied in respect of) such amounts or apply and enforce the same in such manner and order as the Guarantee Beneficiaries see fit (whether against such amounts or otherwise) and the Guarantor shall not be entitled to the benefit of the same; and

     (b) hold in a suspense account (with the obligation to pay interest on the monies held therein at a reasonable rate available to it for deposits made by it in the same currency on like terms and in like amounts) any monies received from the Guarantor or on account of the Guarantor's liability under this Guarantee.

3.14 Set-Off

     In addition to any other rights any Guarantee Beneficiary may have under law or in equity, if any amount shall at any time be due and owing by the Guarantor to any Guarantee Beneficiary under this Guarantee, such Guarantee Beneficiary is authorized at any time or from time to time, without notice (any such notice being expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including but not limited to indebtedness evidence by certificates of deposit, whether matured or unmatured) and any other indebtedness of such Guarantee Beneficiary owing to the Guarantor and any other property of the Guarantor held by a Guarantee Beneficiary to or for the credit or the account of the Guarantor against and on account of the Guaranteed Obligations of the Guarantor to any Guarantee Beneficiary under this Guarantee.

                                    ARTICLE 4
                            OBLIGATIONS NOT RELEASED

4.1  Obligations Absolute

     Subject to Section 9.15, the obligations of the Guarantor hereunder shall be absolute and unconditional, and shall not be released, diminished, discharged or in any way lessened, abated, impaired or reduced by:

     (a) the Guarantee Beneficiaries agreeing to any renewal, extension, increased commitment, change, variation, alteration, restatement, waiver, modification, the partial release or partial discharge in or in respect of the Guaranteed Obligations or the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable), or anything done, suffered or permitted by the Guarantee Beneficiaries in relation to the Guaranteed Obligations or the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable), including any amendment or change in the manner, time, place or

                                     XII-6
          calculation of payment of the Guaranteed Obligations (including increases or decreases in principal, interest rates, fees or other obligations);

     (b) time or any indulgence being given to any Obligor or any other Person by the Guarantee Beneficiaries;

     (c) the merging of the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable) or the Guaranteed Obligations or other obligations of the Obligors in, or any alteration thereof by virtue of, any subsequent agreement or amending agreement;

     (d) the Guarantee Beneficiaries agreeing to (i) any compromise, partial discharge, settlement, proposal, subordination, offer of performance or substitution for or affecting any Guaranteed Obligation or any agreement relating thereto, or (ii) any arrangement or plan of reorganization affecting any Obligor or any other guarantor;

     (e) the Guarantee Beneficiaries agreeing to (i) the release, exchange, compromise, subordination, substitution or modification of any other guarantee or any other guarantor or any other Person liable directly or as surety or otherwise for the Guaranteed Obligations or any part thereof, or (ii) the addition of any guarantor, endorser or surety;

     (f) the Guarantee Beneficiaries taking, failing or omitting to take, or refraining from taking, any action to enforce the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable) or any rights or remedies thereunder, or proving the claim or part of the claim of the Guarantee Beneficiaries in any liquidation, bankruptcy, winding-up, compromise, arrangement or other proceeding relating to any Obligor or any other Person;

     (g) the lack of validity, enforceability, provability or collectibility (in whole or in part) for any reason of, or any informality, defect or irregularity in or omission from, the Guaranteed Obligations or the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable) or any impossibility, impracticability, frustration, illegality, fraud, forgery, force majeure, act of government or change in Applicable Laws, or the loans or advances constituting the Guaranteed Obligations having been made in excess of the power of the Guarantee Beneficiaries or any of them or in contravention of any of their governing statutes or constating documents;

     (h) any common law or statutory bar on enforcement of the whole or any part of the Guaranteed Obligations or the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable);

     (i)  any marshalling of assets and liabilities;

     (j) any notice by the Guarantor purporting in any way to limit its liability hereunder in respect of any Guaranteed Obligations, whether arising prior or subsequent to such notice;

                                     XII-7

     (k) any failure or lack of diligence on the part of the Guarantee Beneficiaries to examine, inspect, investigate, monitor or take any other steps in connection with the Obligors' obligations under the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable), including in respect of environmental matters;

     (l) any limitation on the amount guaranteed by any other guarantor of the Guaranteed Obligations; or

     (m) any other event, circumstance, occurrence or contingency which might otherwise constitute a legal or equitable defence available to, or discharge of, the Guarantor, any Obligor or any other guarantor of or in respect of the Guaranteed Obligations (except for the permanent payment in full of the Guaranteed Obligations);

in each case regardless of how substantial, fundamental or material such event or circumstance mentioned above may be, or however prejudicial it may be to the Guarantor, and without any requirement for notice to the Guarantor of any of such event or circumstance; but the obligations of the Guarantor hereunder shall be released and discharged upon permanent payment in full of all Guaranteed Obligations.

4.2  Security from the Obligors

     (a) Without limiting the generality of Section 4.1, the Guarantee Beneficiaries shall be at liberty (without exonerating in whole or in part the Guarantor, without in any way affecting the validity or enforceability of this Guarantee and without prejudicing or affecting the Guarantee Beneficiaries' rights hereunder) from time to time to hold and receive such security for this Guarantee or the Guaranteed Obligations (or any part thereof) as they may deem proper, and may give up, vary, exchange, release, surrender, discharge, waive, postpone, subordinate, compromise, abandon or otherwise deal with or fail to deal with such security or any part thereof or property covered thereby or allow the Obligors or others to deal with the property covered thereby, all as the Guarantee Beneficiaries may consider expedient or appropriate (with or without consultation).

     (b) The Guarantee Beneficiaries may (without exonerating in whole or in part the Guarantor, without in any way affecting the validity or enforceability of this Guarantee and without prejudicing or affecting the Guarantee Beneficiaries' rights hereunder) abstain from perfecting or registering, or from continuing any such perfection or registration of, or from taking advantage of, any security or the provisions of any Applicable Laws relating thereto.

     (c) The Guarantee Beneficiaries (without exonerating in whole or in part the Guarantor, without in any way affecting the validity or enforceability of this Guarantee and without prejudicing or affecting the Guarantee Beneficiaries' rights hereunder), when, and in such manner, as the Guarantee Beneficiaries deem expedient, enforce, realize or refrain from realizing upon any security, apply any security now or hereafter held by or for the benefit of any Guarantee Beneficiaries in respect of this Guarantee or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that the Guarantee Beneficiaries in their discretion may determine consistent with the Credit

                                     XII-8

          Agreement, any Loan Document, any Lender Hedge Agreement or any applicable security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially responsible. To the extent permitted by law, the Guarantor waives any right it may have to receive notice of any actions or proceedings taken in respect thereof.

     (d) None of (i) any loss of or in respect of any security or the property covered thereby, whether occasioned by the fault, omission, carelessness, negligence or recklessness of the Guarantee Beneficiaries or otherwise (including improvident or improper handling, collection or realization thereof or thereunder), (ii) the failure by the Guarantee Beneficiaries, in whole or in part, to put or keep themselves in a position to deliver the security or any of it to the Guarantor on payment of the Guaranteed Obligations, or (iii) any release, modification or waiver of, or failure, omission, delay, neglect, refusal or lack of diligence to enforce, any right, benefit, privilege or interest under any contract or agreement under which the rights of any Obligor have been collaterally or absolutely assigned or in which a security interest has been granted, shall in any way limit, lessen or release or otherwise abate the liability of the Guarantor hereunder.

4.3  Dealing with the Obligors

     It is the intent of the Guarantor and the Guarantee Beneficiaries that the Guarantee Beneficiaries may discontinue, reduce, increase or otherwise vary the credit of the Obligors and otherwise deal, in the broadest sense of that word, with the Obligors and others, including any other guarantor, as the Guarantee Beneficiaries may see fit, all without prejudice to or in any way limiting or lessening the Guarantor's liability hereunder and without necessity for obtaining the consent of or giving notice to the Guarantor.

4.4  Notices not Required

     Except to the extent required to enforce the rights of the Guarantee Beneficiaries under Section 3.6 hereof, no Guarantee Beneficiary nor any other Person shall have any duty or obligation to notify, or timely notify, the Guarantor of (i) any default, event of default or similar event (however denominated) under the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable), any renewal, extension, supplement, modification, rearrangement, amendment, restatement, replacement, cancellation, rescission, revocation or reinstatement (whether or not material), (ii) any release or exchange of any security, (iii) any action taken or not taken by any Guarantee Beneficiary or any other Person against the Obligors or any other Person, (iv) any new agreement between any Guarantee Beneficiary, the Obligors or any other Person, or (v) any other event or circumstance whatsoever.

                                    ARTICLE 5
                          REPRESENTATIONS AND COVENANTS

5.1  Representations

     (a) The Guarantor represents and warrants that: (i) it has determined that its liability and obligation under this Guarantee may reasonably be expected to substantially benefit the Guarantor directly, and the Guarantor's Board of Directors has made that determination, (ii) the Borrower and the Guarantor are mutually dependent on

                                     XII-9
          each other in the conduct of their respective businesses and are and do business together as an integrated business enterprise, (iii) the maintenance and improvement of the Borrower's financial condition is vital to sustaining the business of the Guarantor and the transactions supported and secured by this Guarantee and the security therefor produce distinct and identifiable financial and economic direct benefits to the Guarantor, (iv) the Guarantor has had full and complete access to the underlying papers relating to the Guaranteed Obligations and all other papers executed by any other Person in connection with the Guaranteed Obligations, (v) the Guarantor is fully informed of all circumstances which bear upon the risks of executing this Guarantee which a diligent inquiry would reveal, and (vi) the Guarantor has adequate means to obtain from the Borrower, on a continuing basis, information concerning the Borrower's financial condition, and is not depending on any Guarantee Beneficiary to provide such information, now or in the future.

     (b) The Guarantor further represents and warrants to the Guarantee Beneficiaries that those representations and warranties applicable to the Guarantor and set forth in Section 7 of the Credit Agreement and in the Loan Documents to which it is a party will be true, correct and complete in all material respects as of the Closing Date (or on such earlier date as specified in the Credit Agreement), and the Guarantor agrees that such representations and warranties shall survive the execution and delivery of this Guarantee in the manner described in
          Section 7.18 of the Credit Agreement.

     (c) The Guarantor agrees that no Guarantee Beneficiary shall have any obligation to advise or notify the Guarantor or to provide the Guarantor with any data or information. The Guarantor acknowledges receipt of a copy of all Loan Documents (or recent versions thereof) and understands the obligations of the Borrower thereunder.

5.2  Covenant

     The Guarantor covenants with the Guarantee Beneficiaries that it shall:

     (a) comply with and be bound by each covenant in the Credit Agreement and the other Loan Documents that is applicable to the Guarantor;

     (b) take all such action as may be reasonably necessary or appropriate in order to cause and permit compliance by the Borrower with the terms and provisions of the Credit Agreement and the other Loan Documents; and

     (c) not take any reasonable action or fail to take any reasonable action which would result in the Borrower being in breach of any term or provision of the Credit Agreement or any other Loan Document.

                                     XII-10

                                    ARTICLE 6
                                WITHHOLDING TAXES

6.1  Payment Net of Withholding Taxes

     The Guarantor shall make all payments required hereunder, whether by way of principal, interest or otherwise, without regard to any defence, counterclaim or right of set-off available to the Guarantor and without withholding any Taxes (for the purposes of this clause, "Taxes" shall not include Taxes on a Guarantee Beneficiary's overall income, and franchise taxes). If the Guarantor is required by Applicable Law to deduct any withholding Taxes from or in respect of any amounts payable under this Guarantee (i) the amounts payable by the Guarantor hereunder will be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 6.1), the Guarantee Beneficiaries will receive an amount equal to the sum they would have received had no such deductions been made, (ii) the Guarantor will make such deductions, and (iii) the Guarantor will pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with Applicable Law. Notwithstanding the foregoing, unless a Person becomes a Guarantee Beneficiary as a result of an assignment of Loans at a time when an Event of Default has occurred and is continuing, the Guarantor shall have no obligation to gross-up for Taxes withheld or paid solely because such Guarantee Beneficiary is a non-resident of Canada within the meaning of the Income Tax Act, unless the Guarantor otherwise agrees in writing to do so.

                                    ARTICLE 7
                             EXPENSES AND INDEMNITY

7.1  Expenses

     Subject to Section 9.15, the Guarantor shall pay to the Guarantee Beneficiaries all reasonable out-of-pocket costs and expenses incurred by the Guarantee Beneficiaries from time to time in the documentation, preparation, negotiation, printing, execution, registration, delivery, enforcement, realization and collection of or in respect of this Guarantee, including the reasonable fees of legal counsel for the Guarantee Beneficiaries on a solicitor and his own client basis. All such amounts shall be payable by the Guarantor on demand, shall bear interest at 2% over the Prime Rate, calculated from the date incurred by the Guarantee Beneficiaries to the date paid by the Guarantor, but without duplication of interest which is payable by the Guarantor where such interest forms part of the Guaranteed Obligations.

7.2  Indemnity

     Subject to Section 9.15, the Guarantor shall indemnify the Guarantee Beneficiaries and hold them harmless against all losses, costs, expenses, liabilities, actions, suits, claims or damages of any and every kind incurred by the Guarantee Beneficiaries, up to the amount of the Guaranteed Obligations, as a result of:

     (a) a default by the Guarantor in the payment of any Guaranteed Obligations, and

     (b) the failure by the Guarantor to comply with any of its covenants or other obligations hereunder.

     Without limiting the generality of the foregoing, this indemnity shall extend to:

                                     XII-11

          (i) reasonable legal fees on a solicitor and his own client basis, including the costs of defending and/or counterclaiming or claiming over against third parties in respect of any action or matter, and

          (ii) any amounts payable arising out of a settlement of any action entered into between the Guarantee Beneficiaries or any of them and any other Person with or without the consent of the Guarantor.

     A certificate of the Guarantee Beneficiaries as to the amount of any such loss or expense shall be prima facie proof of the amount thereof. The amount required to be paid by the Guarantor hereunder shall be payable by the Guarantor on demand, shall bear interest at 2% over the Prime Rate calculated from the date any indemnified outlay is made by the Guarantee Beneficiaries hereunder to the date paid by the Guarantor, but without duplication of interest which is payable by the Guarantor where such interest forms part of the Guaranteed Obligations. The provisions of and undertakings and indemnification set out in this Section shall survive the payment and satisfaction of the Guaranteed Obligations.

                                    ARTICLE 8
                                    SECURITY

8.1  Security

     The obligations of the Guarantor hereunder shall be secured in the manner provided in Section 5 of the Credit Agreement and, in respect of the Guarantor and the Collateral granted or to be granted by the Guarantor as provided therein and herein, the provisions of such Section 5 are incorporated herein, with necessary changes, to the same extent as if repeated herein.

                                    ARTICLE 9
                                     GENERAL

9.1  Notice

     Any notice, communication or demand to be made or given hereunder shall be in writing and may be made or given by personal delivery or by facsimile or other electronic means of communication addressed as follows:

To the Guarantor:

     NACG Preferred Corp.
     Acheson Industrial Park #2
     53016 - Highway 60
     Spruce Grove, Alberta  T7X 3G7

     Attention: President
     Facsimile: (780) 960-7103

                                     XII-12

To the Guarantee Beneficiaries:

     Royal Bank of Canada, as Administrative Agent
     P.O. Box 50, 200 Bay Street
     Royal Bank Plaza
     12th Floor, South Tower
     Toronto, Ontario  M5J 2W7

     Attention: Manager Agency
     Facsimile: (416) 842-4023

or to such other address or facsimile number as any party may from time to time notify the other in accordance with this Section. Any notice, communication or demand made or given by personal delivery during usual business hours at the place of receipt on a banking day shall be deemed to have been given on the day of actual delivery thereof. Any notice, communication or demand made or given by personal delivery after usual business hours on a banking day or by facsimile or other electronic means of communication shall be deemed to have been given, on the first banking day following the transmittal thereof.

9.2  Governing Law and Jurisdiction

     (a) THIS GUARANTEE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE PROVINCE OF ALBERTA AND THE LAW OF CANADA APPLICABLE THEREIN.

     (b) The Guarantor agrees that the courts of Alberta shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any disputes which may arise out of or in connection with the aforesaid documents and it irrevocably submits to the non-exclusive jurisdiction of such courts, without prejudice to the rights of any Guarantee Beneficiary to take proceedings in any other jurisdictions, whether concurrently or not.

     (c) The Guarantor agrees that final judgment in any such suit, action or proceeding brought in such courts shall be conclusive and binding upon it and may be enforced against it in the courts of Canada (or any other courts to the jurisdiction of which it or its property is subject) by a suit upon such judgment, provided that it does not waive any right to appeal any such judgment, to seek any stay or otherwise to seek reconsideration or review of any such judgment.

9.3  Payment on Stay

     If:

     (a) Any Obligor or the Guarantor is prevented from making payment of any of the Guaranteed Obligations when it would otherwise be required to do so; or

     (b) the Guarantee Beneficiaries are prevented from demanding payment of the Guaranteed Obligations;

                                     XII-13
in each case because of a stay or other judicial proceeding or any other legal impediment, all Guaranteed Obligations or other amounts otherwise subject to demand, acceleration or payment shall nevertheless be payable by the Guarantor as provided for hereunder.

9.4  Judgment Currency

     If, for the purposes of obtaining or enforcing judgment against the Guarantor in any court, or for any other related purpose hereunder, it is necessary to convert an amount due under this Guarantee in the currency in which it is due (the "Original Currency") into another currency (the "Second Currency"), the rate of exchange applicable shall be the daily noon day rate quoted by the Bank of Canada on the relevant date to purchase the Original Currency with the Second Currency and includes any premium and costs of exchange payable in connection with such purchase. The Guarantor agrees that its obligation in respect of any Original Currency due from it shall, notwithstanding any judgment or payment in the Second Currency, be discharged only to the extent that on the Business Day following the receipt of any sum so paid or adjudged to be due hereunder in the Second Currency the payee may purchase in the market the Original Currency with the amount of the Second Currency so paid or so adjudicated to be due; and if the amount of the Original Currency so purchased is less than the amount originally due in the Original Currency, the Guarantor agrees that the deficiency shall be a separate obligation of it, independent from its obligations under this Guarantee, and shall constitute in favour of the Guarantee Beneficiaries a cause of action which shall continue in full force and effect notwithstanding any such judgment or order to the contrary, and the Guarantor agrees, notwithstanding any such payment or judgment, to indemnify the Guarantee Beneficiaries against any such loss or deficiency.

9.5  Prohibited Rate

     In no event shall any interest or fee to be paid hereunder exceed the maximum rate permitted by Applicable Law. In the event any such interest rate or fee exceeds such maximum rate, such rate shall be adjusted downward to the highest rate (expressed as a percentage per annum) or fee that the parties could validly have agreed to by contract on the date hereof under Applicable Law. It is further agreed that any excess actually received by a Guarantee Beneficiary shall be credited against the Guaranteed Obligations.

9.6  Assignment

     (a) The Guarantee Beneficiaries may assign, or grant participation in, this Guarantee (in whole or in part) to any Person to whom they are entitled to assign any Guaranteed Obligations under the Credit Agreement, any other Loan Document or any Lender Hedge Agreement (as applicable).

     (b) Except as permitted by the Credit Agreement, the Guarantor shall not assign its rights or obligations hereunder without the prior written consent of the Guarantee Beneficiaries.

     (c) Subject to paragraphs (a) and (b), this Guarantee shall enure to the benefit of and be binding upon the Guarantor, the Guarantee Beneficiaries, and their respective successors and assigns.

                                     XII-14

9.7  Severability

     Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.8  Whole Agreement

     This Guarantee constitutes the whole and entire agreement between the parties hereto and cancels and supersedes any prior agreements, undertakings, declarations, commitments and representations, written or oral, in respect thereof.

9.9  Amendments, Waivers and Consents

     This Guarantee may only be amended by an agreement in writing between the Guarantor and the Guarantee Beneficiaries, and provisions hereof may be waived or matters consented to by the Guarantee Beneficiaries only if the Guarantee Beneficiaries so agree in writing. Any waiver or consent by the Guarantee Beneficiaries under any provision of this Guarantee may be given subject to any conditions thought fit by the Guarantee Beneficiaries. Any waiver or consent shall be effective only in the specific instance and for the purpose for which it is given.

9.10 Further Assurances

     (a) Each party shall promptly cure any defect by it in the execution and delivery of this Guarantee.

     (b) The Guarantor, at its expense, shall promptly execute and deliver to the Guarantee Beneficiaries, upon request by the Guarantee Beneficiaries in writing, all such other and further documents, agreements, legal opinions, certificates and instruments in order to give effect to the covenants and agreements of the Guarantor in this Guarantee, and shall make any recording, file any notice or obtain any consent in connection therewith, all as may be reasonably necessary or appropriate.

9.11 Time of the Essence

     Time shall be of the essence of this Guarantee.

9.12 Counterparts

     This Guarantee may be executed in any number of counterparts, and by facsimile, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. It shall not be necessary in making proof of this Guarantee to produce or account for more than one full set counterparts.

9.13 Separate Action

     In case of default hereunder, the Guarantee Beneficiaries may maintain an action or separate successive actions upon this Guarantee against the Guarantor whether or not any

                                     XII-15

Obligor is joined therein or a separate action is brought against any Obligor or any other guarantor or any judgment obtained against any of them. The Guarantee Beneficiaries' rights shall not be exhausted by the exercise of any of the Guarantee Beneficiaries' rights hereunder or otherwise against the Guarantor or by any number of successive actions until and unless all Guaranteed Obligations have been fully paid and performed, and each of the Guarantor's obligations hereunder has been fully performed.

9.14 Waiver and Acknowledgement

     (a) To the extent permitted by Applicable Law, the Guarantor hereby expressly waives:

          (i)  notice of acceptance of this Guarantee;

          (ii) notice of the existence or creation of all or any of the Guaranteed Obligations;

          (iii) any right to require marshalling of assets and liabilities;

          (iv) presentment, notice of dishonour, protest, and all other notices whatsoever; and

          (v) all diligence in collection or protection of or realization upon the Guaranteed Obligations or any thereof, any obligation hereunder.

     (b) The Guarantor acknowledges the terms of the Credit Agreement and the other Loan Documents and consents to and approves the same.

     (c) The Guarantor hereby acknowledges receipt of a true copy of this Guarantee.

9.15 Limited Recourse Guarantee

     Notwithstanding anything to the contrary contained in this Guarantee or the Securities Pledge Agreement, the recourse of the Guarantee Beneficiaries pursuant to this Guarantee shall be limited to their rights to realize upon the Collateral (as defined in the Securities Pledge Agreement) pursuant to the Securities Pledge Agreement and to exercise their other rights and remedies as provided in the Securities Pledge Agreement, and the Guarantee Beneficiaries shall have no further recourse to the Guarantor or its assets for any deficiency remaining after such realization has been effected. For certainty, nothing in this Section shall in any way limit or affect the recourse of the Guarantor Beneficiaries against any Person other than the Guarantor.

                                     XII-16

     IN WITNESS WHEREOF the undersigned have executed this Guarantee.

                                    NACG PREFERRED CORP.


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    ROYAL BANK OF CANADA,
                                    as Administrative Agent


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     XII-17

                                  EXHIBIT XIII
                               TO CREDIT AGREEMENT

                  FORM OF DEMAND DEBENTURE AND NEGATIVE PLEDGE

                      DEMAND DEBENTURE AND NEGATIVE PLEDGE

          THIS DEBENTURE is issued as of _, 200___ by _, a [corporation/partnership/______________] under the laws of _ (the "Debtor").

                                   ARTICLE 1
                     PROMISE TO PAY: PRINCIPAL AND INTEREST

1.1  Principal

     The Debtor, for value received, hereby acknowledges itself indebted and promises to pay to or to the order of Royal Bank of Canada (who and whose successors and assigns as holders of this Debenture are herein called the "Holder"), for itself and as agent for and on behalf of the Lenders and the Swap Lenders from time to time (collectively, the "Beneficiaries"), on demand (or on such earlier date as the Obligations hereby secured may become payable in accordance with Section 9.3) the principal amount of Three Hundred Million Canadian Dollars (Cdn. $300,000,000) at the office of the Holder, 200 Bay Street, Royal Bank Plaza, 12th Floor, South Tower, Toronto, Ontario, M5J 2W7, or at such other place as the Holder may designate from time to time by notice in writing to the Debtor.

1.2  Interest

     The Debtor shall pay to the Holder at the same place interest on the Principal Amount at the rate of twenty-five percent (25%) per annum. Such interest shall accrue on a daily basis and shall be calculated and payable monthly in arrears on the first Business Day of each month in respect of the immediately preceding calendar month, based on the actual number of days elapsed. If payment of the Principal Amount is demanded or otherwise becomes payable in accordance with Section 9.3, all accrued and unpaid interest shall also be payable on the date for payment of the Principal Amount.

                                   ARTICLE 2
                         DEFINITIONS AND INTERPRETATION

2.1  Definitions

     In this Debenture, unless there is something in the subject matter or context inconsistent therewith:

     "Credit Agreement" means the Credit Agreement dated November 26, 2003 among North American Energy Partners Inc., as borrower, Royal Bank of Canada, as administrative agent, the other agents, and the Persons party thereto as lenders, as amended, modified, supplemented or restated from time to time.

                                     XIII-1

     "Event of Default" means any event or circumstance enumerated in Section
     9.2 of this Agreement.

     "lease" includes sublease and any other agreements in the nature of a lease.

     "lien hereof" means the Liens created or expressed to be created or required to be created by the Debtor pursuant to this Debenture.

     "Mortgaged Property" means the property, assets and undertakings of the Debtor which are subject to the lien hereof; such term shall be deemed to refer to such property, assets and undertakings or any part thereof.

     "Obligations" means all of the indebtedness, liabilities and obligations, present and future, matured or not, of the Debtor under this Debenture, including without limitation payment of the Principal Amount, interest thereon and interest on overdue interest, payment of all other amounts required to be paid hereunder, and observance and performance of all other covenants, indemnities, terms, conditions, agreements and other requirements herein contained, both monetary and non-monetary.

     "PPSA" means the Personal Property Security Act (Alberta).

     "Principal Amount" means the principal amount payable pursuant to Section
     1.1 (or, subject to Section 3.2, so much thereof as remains from time to time unpaid).

     "Receiver" means any receiver or receivers of the Mortgaged Property appointed by the Holder pursuant to this Debenture or by a court at the request of the Holder; such term shall be deemed to include reference to a receiver or receiver-manager.

     Other capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement. Derivations of any of the foregoing defined terms shall have a corresponding meaning.

2.2  Headings and References

     (a) The division of this Debenture into Articles and Sections and the insertion of headings is for convenience of reference only and shall not affect the construction or interpretation of this Debenture.

     (b) The terms "this Debenture", "hereof", "hereunder" and similar expressions refer to this Debenture and not to any particular Article, Section or other portion hereof and include any amendments or supplements hereto. Unless otherwise stated, references herein to Articles, Sections and Schedules are to Articles, Sections and Schedules of this Debenture.

2.3  Number and Gender

     Words importing the singular number shall include the plural and vice versa, and words importing gender shall include the masculine, feminine and neuter genders.

                                     XIII-2

2.4  Per Annum Calculations; Currency; Time; "Including"

     (a) Unless otherwise stated, interest specified as a rate "per annum" shall be computed on the basis of a calendar year of 365 days or 366 days, as the case may be.

     (b) The theory of "deemed reinvestment" shall not apply to the computation of interest hereunder and no allowance, reduction or deduction shall be made for the deemed reinvestment of interest in respect of any payments hereunder. Calculation of interest hereunder shall be made using the nominal rate method, and not the effective rate method, of calculation.

     (c) Unless otherwise stated, references herein to dollar amounts or $ shall be deemed to be references to Canadian dollars.

     (d) Unless otherwise stated, references herein to time shall mean local time in Calgary, Alberta.

     (e) The word "including" shall not be construed to limit or restrict the generality of the matter that precedes it.

2.5  Statute References

     References herein to a statute include, unless otherwise stated, regulations passed or in force pursuant thereto and any amendments to such statute or to such regulations from time to time, and any legislation or regulations substantially replacing the same or substantially replacing any specific provision to which such reference is made.

2.6  Schedules

     Schedule A (Real Property Descriptions) and Schedule B (Serial Number Goods) are attached hereto and form an integral part of this Debenture.

                                   ARTICLE 3
                              DEPOSIT OF DEBENTURE

3.1  Deposit of Debenture as Collateral Security

     This Debenture may be issued, pledged, hypothecated or deposited by the Debtor as collateral security for any indebtedness, liabilities or obligations (direct or indirect, present or future, absolute or contingent, matured or not, extended or renewed), and may only be cancelled by the Debtor when physically redelivered by the Holder to the Debtor, which will occur upon satisfaction of all such liabilities, indebtedness or obligations as set forth in Section 16.20. While this Debenture is so issued, pledged, hypothecated or deposited it shall not be redeemed by reason of the account of the Debtor having ceased to be in debit, or by reason of the liabilities, indebtedness or obligations in respect of which this Debenture is issued, pledged, hypothecated or deposited being repaid or satisfied from time to time, and this Debenture shall only be cancelled as aforesaid.

                                     XIII-3

3.2  Debenture is Outstanding for Full Face Amount

     The Debtor agrees and confirms that no payment by the Debtor to the Holder or any Person for whom the Holder acts as agent hereunder on account of any of the liabilities, indebtedness or obligations hereunder shall reduce the principal amount owing under this Debenture unless such payment is specifically and expressly in writing appropriated by the Debtor to this Debenture and recorded as such in writing by the Holder on this Debenture.

3.3  Debenture Secures Revolving Line

     This Debenture secures, among other things, a revolving line of credit up to the amount of the Principal Amount, and both present and future advances, and accordingly the Holder shall be entitled to all priorities and advantages conferred pursuant to Section 104 of the Land Titles Act (Alberta) and the PPSA and pursuant to equivalent sections of Applicable Law in other jurisdictions.

                                   ARTICLE 4
                                    SECURITY

4.1  Security for Obligations

     As continuing security for the due payment, observance and performance of all Obligations of the Debtor, but subject to the exception as to leaseholds hereinafter contained, the Debtor hereby:

     (a) real property (fixed charge): grants, assigns, conveys, transfers, mortgages and charges as and by way of a fixed and specific mortgage and charge to and in favour of the Holder, all of the Debtor's right, title, estate and interest (whether freehold, leasehold, profit a prendre or otherwise, and whether legal or equitable, corporeal or incorporeal) in and to all real property described or referred to in Schedule "A";

     (b) real property (floating charge): grants, assigns, conveys, transfers, mortgages and charges as and by way of a floating charge to and in favour of the Holder, all of the Debtor's present and after-acquired right, title, estate and interest (whether freehold, leasehold, profit a prendre or otherwise, and whether legal or equitable, corporeal or incorporeal) in and to all real property, buildings, structures, improvements, expansions, erections, works and fixtures, wherever located, other than the property validly subjected to the fixed charge created by clause (a) above;

     (c) personal property (security interest): grants, assigns, conveys, transfers, mortgages and charges as and by way of a fixed and specific mortgage and charge to and in favour of the Holder, and grants a continuing security interest in, all of the Debtor's present and after-acquired personal property including all present and after-acquired intellectual property and rights thereto and therein, all present and after-acquired electronic information and electronic information storage and computer systems, all present and after-acquired franchises, privileges, permits, grants, licences, authorizations, contracts and agreements, and all present and after-acquired goods (including without limitation the serial number goods

                                     XIII-4
          described in Schedule B hereto and all accessories installed in or affixed or attached or pertaining to such serial number goods), chattel paper, securities, documents of title, instruments, intangibles [(including the Collateral Account and all amounts deposited therein)], and money (as such terms are defined in the
          PPSA), wherever located; [Insert bracketed text in Borrower's Debenture and, in Finance Co. Debenture, include specific reference to Note]

     (d) increases and additions: for certainty, grants, assigns, conveys, transfers, mortgages and charges as and by way of a fixed and specific mortgage and charge (in the case of property of the nature described in clauses (a) and (c) above) and a first floating charge (in the case of property of the nature described in clause (b) above), and to and in favour of the Holder, and the Holder hereby takes a continuing security interest in, all increases, additions, accretions, attachments, parts, profits and accessions to any of the foregoing property, together with all substitutions for and replacements and renewals of any of the foregoing property; and

     (e) proceeds: grants, assigns, conveys, transfers, mortgages and charges and by way of a fixed and specific mortgage and charge (in the case of property of the nature described in clauses (a) and (c) above) and a first floating charge (in the case of property of the nature described in clause (b) above), and to and in favour of the Holder, and the Holder hereby takes a continuing security interest in, all proceeds derived directly or indirectly from any dealing with any of the foregoing property (or any dealing with such proceeds), whether or not of the same type, class or kind as the original property, including any right to an insurance payment or any other payment as indemnity or compensation for loss or damage, and payments made in the total or partial discharge of an intangible, chattel paper, an instrument, a security, or a mortgage or charge in respect of an interest in land;

it being the intent hereof that the entire property, assets and undertaking of the Debtor, real and personal, present and future, tangible and intangible, of every nature and kind, and wheresoever located, shall be subject to the lien hereof, subject only to Section 7.1, and shall constitute a First Priority Lien as required under the Credit Agreement.

4.2  Habendum

     The Holder shall have and hold the Mortgaged Property and the rights hereby conferred on the Holder for the use and purpose and with the powers and authorities herein expressed for the benefit of the Beneficiaries.

4.3  Holder Not Liable on Debtor's Agreements

     Nothing contained in this Debenture shall be construed as rendering the Holder liable, directly or indirectly, for any obligations of the Debtor under any agreement, instrument, permit, lease, license or other document subject to the lien hereof, or any judgment, decree or order of any Governmental Authority.

                                     XIII-5

4.4  Charge Valid Irrespective of Advance of Moneys

     The liens hereof shall be and be deemed to be effective whether or not the moneys hereby secured or any part thereof shall be advanced before, upon or after the date of execution and issuance of this Debenture.

4.5  Amalgamation

     The Debtor acknowledges and agrees that in the event that it amalgamates or merges with any other corporation or corporations, it is the intention of the Debtor and the Holder that the term "Debtor" when used herein shall apply to each of the amalgamating corporations and to the resulting amalgamated corporation, such that the lien hereof will attach to all of the Mortgaged Property owned by each corporation amalgamating with the Debtor and by the amalgamated corporation at the time of the amalgamation, and shall attach to any Mortgaged Property thereafter owned or acquired by the amalgamated corporation when such becomes owned or acquired.

4.6  Acknowledgement

     The Debtor, by executing this Debenture, hereby acknowledges and agrees that:

     (a)  value has been given by the Holder;

     (b)  the Debtor has rights in the Mortgaged Property;

     (c)  there is no agreement to postpone the attachment of the lien hereof;
          and

     (d) notwithstanding that the mortgage, charge and security interest created pursuant to clause 4.1(b) is stated to be a floating charge, the time for attachment of the mortgage, charge and security interest created pursuant to this Debenture has not been postponed and is intended to attach when this Debenture is signed by the Debtor, and attaches at that time to property in which the Debtor then has any right, title or interest and attaches to property in which the Debtor subsequently acquires any right, title or interest at the time when the Debtor first acquires such right, title or interest.

4.7  Representations Regarding Place of Business or Chief Executive Office

     The Debtor represents and warrants to the Holder that its place of business as of the date hereof is at the address designated in Section 15.1 or, if the Debtor has more than one place of business, the Debtor's chief executive office as of the date hereof is at the address designated in Section 15.1.

                                   ARTICLE 5
                   PROVISIONS APPLICABLE TO ASSIGNED ACCOUNTS

5.1  Assigned Accounts

     The following provisions shall apply to all debts, accounts, claims, moneys, receivables and other similar items of personal property assigned and transferred to the Holder hereunder (in this Section called the "assigned accounts"):

                                     XIII-6

     (a) collection: during the existence of an Event of Default the Holder may collect, realize, sell or otherwise deal with the assigned accounts or any part thereof in such manner, upon such terms and conditions and at such time or times as may seem to it advisable and without notice to the Debtor (except as otherwise required by Applicable Law);

     (b) not bound to collect: the Holder shall not be liable or accountable for any failure to collect, realize, sell or otherwise deal with or obtain payment of the assigned accounts or any part thereof and shall not be bound to institute proceedings for the purpose of collecting, realizing, selling or otherwise dealing with or obtaining payment of the same or for the purpose of preserving any rights of the Holder, the Debtor or any other Person in respect of the same;

     (c) application: all moneys collected or received by the Holder during the existence of an Event of Default in respect of the assigned accounts may be applied on account of such parts of the Obligations as the Holder in its discretion determines or, in the discretion of the Holder, may be held in a separate collateral account for such time as the Holder sees fit, or released to the Debtor;

     (d) trustee: during the existence of an Event of Default, all moneys collected or received by the Debtor in respect of the assigned accounts shall be held in trust by the Debtor for the benefit of the Holder, and paid over to the Holder forthwith on demand;

     (e) information: the Debtor shall from time to time forthwith on request of the Holder furnish to the Holder any information relating to the assigned accounts, and the Holder shall be entitled from time to time to inspect any documents pertaining thereto and take temporary custody thereof;

     (f) notifications: the Holder may at any time during the existence of an Event of Default notify any account debtor to make payment of the assigned accounts to or to the order of the Holder; and

     (g) control of proceeds: the Holder may during the existence an Event of Default take control of any proceeds of the assigned accounts.

                                   ARTICLE 6
                        POSSESSION AND USE UNTIL DEFAULT

6.1  Possession

     Unless an Event of Default exists and the Holder has determined to enforce any of its rights to the contrary under Section 10.1 hereof, the Debtor may, subject to the express terms hereof:

     (a) possess, operate, manage and use the Mortgaged Property and control the conduct of its business, and take and use the incomes and profits thereof, and

     (b) exercise and enforce all of its rights and remedies under any agreement (subject to the lien hereof).

                                     XIII-7

Notwithstanding the foregoing, nothing in this Debenture shall be construed as subordinating the lien hereof to any other present or future creditor of the Debtor, or any other Person who may have an interest in connection with the Mortgaged Property, whether secured or unsecured.

                                   ARTICLE 7
                       LEASES; RESTRICTIONS ON ASSIGNMENT

7.1  Last Day of Term Excluded

     The last day of the term of any lease, oral or written, or any agreement therefor, now held or hereafter acquired by the Debtor shall be excepted from the lien hereof and shall not form part of the Mortgaged Property, but the Debtor shall stand possessed of such one day in trust for the Holder, and shall assign and dispose of the same as the Holder or any assignee from the Holder of such lease or agreement shall direct. The Holder may at any time after the occurrence and during the continuance of an Event of Default remove the Debtor as trustee and appoint another in its place.

7.2  Prohibitions on Assignment

     If any lease, agreement, license or permit contains a clause which provides in legal effect that it can not be encumbered in the manner herein provided without the consent or approval of the other party thereto or the issuer thereof, then the effectiveness of the lien hereof (vis-a-vis such party or issuer only and in respect to such lease, agreement, license or permit only) shall be conditional upon any such consent or approval having been obtained. The Debtor shall use its best commercial efforts to obtain such consent or approval forthwith, and the lien hereof, while effective as against the Debtor and all other Persons immediately, shall be effective against such other party as soon as the required consent or approval is given, or is deemed or required to be given, whichever shall first occur.

7.3  Realization on Agreements

     Nothing in Section 7.2 or elsewhere in this Debenture shall be construed as limiting the rights of the Holder or any Receiver to rely upon provisions in any agreement or instrument subject to the lien hereof where such provisions are more favourable to the Holder or a Receiver than those contained herein (notwithstanding any inconsistency herewith), nor as requiring the Holder or any Receiver to comply with any restrictions of the nature referred to in Section
7.2 in connection with any realization on the Mortgaged Property where such compliance is not otherwise required by Applicable Law relating to realization of security.

                                   ARTICLE 8
                             COVENANTS OF THE DEBTOR

8.1  General Covenants

     The Debtor covenants and agrees with the Holder that it shall:

     (a) registration: ensure that this Debenture is forthwith registered, filed and recorded or notices, caveats, financing statements or other registrations thereof made, as provided in the Credit Agreement;

                                     XIII-8

     (b) relocation of business: not move its place of business or chief executive office, or any material assets comprised in the Mortgaged Property, from the jurisdictions in which the same are now located to any other jurisdiction unless and until (i) it has first given notice to the Holder of its intention to do so together with full particulars of such move, and (ii) thereafter the Holder has notified it that the registrations necessary or advisable to protect and perfect the lien hereof in the jurisdiction where such business or assets will be located have been effected;

     (c) name change: not change its name unless it has first given notice to the Holder of its intention to do so, and within 5 Business Days after such name change it shall provide certified copies of the certificate and supporting documents effecting such name change sufficient to allow the Holder to effect such amendments to registrations made in connection with the lien hereof as the Holder deems necessary or advisable;

     (d) negative pledge: not create, assume, suffer to exist or otherwise have outstanding any Lien except as expressly permitted by the Credit Agreement; and

     (e) dispositions of assets: not sell, lease, assign, exchange, transfer or otherwise dispose of, including by way of a sale-leaseback, any property except as expressly permitted by the Credit Agreement.

8.2  After-Acquired Property

     (a) The Debtor shall, forthwith upon request by the Holder made subject to and in accordance with Section 5.5 of the Credit Agreement, mortgage and charge as and by way of a fixed and specific mortgage and charge to and in favour of the Holder its entire right, title, estate and interest in any or all property which it now owns or shall hereafter acquire but which is subject only to the floating charge created by
          Section 4.1(b), and execute all such deeds and documents as may be reasonably required by the Holder in connection therewith and shall constitute a First Priority Lien as required under the Credit Agreement.

     (b) The Debtor hereby irrevocably constitutes and appoints any officer of the Holder at its address herein set out, or any Receiver appointed by the court or the Holder as herein set out, the true and lawful attorney of the Debtor with full power of substitution to do, make and execute all such assignments, documents, acts, matters or things with the right to sue in the name of the Debtor whenever and wherever it may be deemed necessary or expedient in connection with this Section, if the Debtor does not comply with its obligation in Section 8.2(a) or if an Event of Default exists.

                                   ARTICLE 9
                            DEMAND; EVENTS OF DEFAULT

9.1  Obligations Payable on Demand

     The Debtor agrees and acknowledges that the Obligations for the payment of any money hereunder (including the Principal Amount and interest thereon) are payable by the Debtor on demand by the Holder whether or not an Event of Default has occurred or is continuing.

                                     XIII-9

9.2  Events of Defaults

     The happening of any of the following events or circumstances shall be an "Event of Default":

     (a) non-payment on demand: the Debtor shall fail to pay the Principal Amount or interest thereon when demanded by the Holder; or

     (b) involuntary insolvency: if any case, proceeding or other action shall be instituted in any court of competent jurisdiction, against the Debtor seeking an adjudication in bankruptcy, reorganization of its indebtedness, dissolution, winding up, liquidation, a composition, proposal or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, receiver and manager, interim receiver, custodian, liquidator or any Person with similar powers with respect to the Debtor or of all or any substantial part of its assets, or any other like relief in respect of the Debtor under a Bankruptcy Law, the Companies' Creditors Arrangement Act (Canada), the Winding Up Act (Canada), the Partnership Act (Alberta) or any other bankruptcy, insolvency or analogous law and either:

          (i) such case, proceeding or other action results in an entry of an order for relief or any such adjudication or appointment; or

          (ii) if such case, proceeding or other action is being contested in good faith and by appropriate proceedings, the same shall continue undismissed, or unstayed and in effect, for any period of 45 days past the commencement of such case, proceeding or action; or

     (c) voluntary insolvency: if the Debtor makes any assignment in bankruptcy or makes any other assignment for the benefit of creditors; makes any proposal under a Bankruptcy Law or any comparable law, seeks relief under the Companies' Creditors Arrangement Act (Canada), the Winding Up Act (Canada) or any other bankruptcy, insolvency or analogous law, or files a petition or proposal to take advantage of any act of insolvency; consents to or acquiesces in the appointment of a trustee in bankruptcy, receiver, receiver and manager, interim receiver, custodian, sequestrator or other person with similar powers of itself or of all or any portion of its assets which is, in the opinion of the Holder, material; files a petition or otherwise commences any proceeding seeking any reorganization, arrangement, composition, administration or readjustment under any applicable bankruptcy, insolvency, moratorium, reorganization or other similar law affecting creditors' rights; commits an act of bankruptcy under a Bankruptcy Law; is adjudicated insolvent under a Bankruptcy Law, or admits in writing its inability to pay its debts as they become due; or consents to, or acquiesces in, the filing of such assignment, proposal, relief, petition, proposal, appointment or proceeding or takes any action to authorize or effect any of the foregoing.

9.3  Automatic Acceleration

     Upon the occurrence of an Event of Default in paragraphs 9.2(b) or 9.2(c), all of the Obligations for the payment of any money hereunder (including the Principal Amount and

                                    XIII-10
interest thereon) shall automatically be and become immediately due and payable without presentment, demand or notice of any kind, all of which are hereby waived by the Debtor.

9.4  No Waiver

     No delay by or omission of the Holder in exercising any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or acquiescence therein, and no act or omission of the Holder shall extend to or be taken in any manner whatsoever to affect any subsequent default hereunder or the rights resulting therefrom.

9.5  Other Rights on Default

     Nothing in this Article shall be construed as limiting any other rights or remedies that the Holder may have against the Debtor for breach of any covenant, representation or warranty contained in this Debenture.

                                   ARTICLE 10
                                    REMEDIES

10.1 Remedies

     Upon the occurrence of an Event of Default, the lien hereof shall immediately become enforceable without further notice or demand. If the lien hereof becomes enforceable and the Holder has determined to enforce the same, the Holder may itself (or through an agent) to the fullest extent permitted by Applicable Law, and a Receiver appointed by the Holder pursuant to Section 10.2 hereof may:

     (a) possession of Mortgaged Property and power of entry: take possession of the Mortgaged Property at such place or places where it may be situate to the exclusion of the Debtor and to that end the Debtor agrees that the Holder or Receiver may at any time enter upon lands and premises comprising the Mortgaged Property or where the Mortgaged Property may be found for the purpose of taking possession of and/or removing the Mortgaged Property, without being liable to the Debtor by reason of such entry. In the event that the Holder or Receiver takes possession of the Mortgaged Property, it shall have the right to seize, repossess and maintain the same upon the premises on which the Mortgaged Property may then be situate without removal to other premises, and may dispose of the same from such premises;

     (b) power of disposition: sell, lease or otherwise dispose of the Mortgaged Property either as a whole or in separate parcels, units or parts, by public sale (including public auction) or private or closed tender or by private contract, with only those notices, if any, as are required by Applicable Law, and with or without advertising and without any other formality (except as otherwise required by Applicable Law), and such sale, lease or disposition shall be on such terms and conditions as to title, credit or deferred payment and otherwise and as to upset or reserve bid or price as may seem advantageous to the Holder or Receiver, and the Holder or Receiver shall not be required to accept the highest or any bid or tender at any public sale. If such sale, lease or disposition is made in whole or in part on credit

                                    XIII-11
          or deferred payment, there need only be applied against the Obligations the actual cash received from time to time. The Holder may itself purchase or lease the Mortgaged Property free from any right of redemption on the part of the Debtor, unless prohibited from doing so by Applicable Law. The Holder or Receiver may rescind or vary any contract for the sale, lease or other disposition of the Mortgaged Property and may resell or re-lease without being answerable for any loss occasioned thereby, and may delay any disposition of the Mortgaged Property in whole or in part;

     (c) carrying on business: carry on or concur in the carrying on, or cease the carrying on, of all or any part of the business or undertaking of the Debtor and receive all proceeds, rents, revenues, profits and any other income thereof, and enter into any contract it deems reasonable, and may to the exclusion of the Debtor enter upon, occupy and use all or any of the premises, buildings, plants and undertakings of or occupied or used by the Debtor and may use any or all of the machinery, equipment, tools and other assets of the Debtor for such time as the Holder or Receiver sees fit, free of charge from the Debtor, to carry on the business of the Debtor and, if applicable, to produce or manufacture or complete the production or manufacture of any resources or products, to pack and ship or transport the resources or products, to employ and discharge any Persons upon such terms and remuneration as it deems appropriate, and generally to have the same rights and powers as the Debtor would have in carrying on such business were it not in default hereunder;

     (d) pay encumbrances: pay all or any part of any indebtedness of the Debtor, whether prior to or subordinate to the lien hereof, with any such payment being included in the expenses of realization of the Holder in (i) below;

     (e) foreclosure: foreclose (by either an order for foreclosure or an order for judicial sale) upon the Mortgaged Property pursuant to Applicable Law;

     (f) deal with Mortgaged Property: obtain, hold, maintain, release to third parties, repair, replace, substitute, protect, preserve, process, prepare, or otherwise deal with the Mortgaged Property in such manner, upon such terms and conditions and at such time or times as may seem advisable to the Holder or Receiver without notice to the Debtor (except as otherwise required by Applicable Law);

     (g) file proofs of claim: file such proofs of claim and other documents as may be necessary or advisable in order to prove the claim of the Holder in any bankruptcy, proposal, reorganization, arrangement, winding-up or other proceeding relating to the Debtor or its property;

     (h) commence actions: commence and proceed with any actions or judicial proceedings seeking such legal and/or equitable remedies as the Holder or Receiver deems advisable to protect and enforce its rights hereunder and the Mortgaged Property;

     (i) expenses of realization: charge on its own behalf and pay to others amounts incurred (including reasonable legal fees on a solicitor and his own client basis, and Receivers' and accounting fees) in or in connection with any dealing with the

                                    XIII-12

          Mortgaged Property or acts in respect thereof referred to in the preceding paragraphs, and in connection with the protection and enforcement of its rights hereunder (including in connection with advice with regard to any of the foregoing). The Holder or Receiver may deduct such amounts from the proceeds of realization or may add such amounts to the Obligations, whereupon the same shall be payable by the Debtor to the Holder on demand and shall bear interest at the rate set forth herein in respect of the Principal Amount calculated from the date incurred by the Holder or Receiver to the date paid by the Debtor and such amounts and such interest shall be secured by the lien hereof;

     (j) credit: purchase on credit, borrow money in the Debtor's name or advance its own money on such terms and at such rates as it may deem reasonable; and

     (k) enforcement: otherwise enforce this Debenture by any method permitted by Applicable Law.

     To enable the Holder to exercise the powers granted to it hereunder, the Debtor hereby irrevocably appoints the Holder as its attorney and on its behalf, during the continuance of an Event of Default, to effect any sale, lease or other disposition of the Mortgaged Property (including any real property subject to the lien hereof), and to execute all instruments and deeds, and do all acts, matters and things that may be necessary or advisable in the name of or on behalf of the Debtor or otherwise. The power of attorney hereby granted shall be effective upon the lien hereof becoming enforceable and the Holder having determined to enforce the same. Any deed, lease, agreement or other instrument required to be signed under seal and signed by the Holder under its seal pursuant hereto shall have the same effect as if it were signed under the corporate seal of the Debtor. The Holder shall have full power of substitution, and may provide the Receiver with the power to exercise such rights as attorney hereunder, and may at any time revoke any such substitution.

     In exercising any of its powers under this Debenture, the Holder, and any Receiver appointed pursuant to Section 10.2, may act through its officers, employees, agents, solicitors, or substitute attorneys.

10.2 Private or Court-Appointed Receiver

     (a) Private appointment: The Holder may, at any time after the lien hereof has become enforceable and whether or not the Holder shall itself or through its officers, employees, agents or solicitors have taken possession of the Mortgaged Property or taken any other actions or steps with regard thereto, appoint by instrument in writing a Receiver over all or any portion of the Mortgaged Property. Any such Receiver shall have all of the powers, remedies and rights set forth in Section 10.1, and the powers, remedies and rights of the Holder hereunder, in addition to those possessed by a receiver or receiver-manager, as applicable, at law or in equity, unless any of such powers, remedies and rights are expressly limited in the instrument appointing the Receiver or in amendments thereto. The Holder may appoint one or more Receivers hereunder and may remove any such Receiver or Receivers and appoint another or others in his or their stead from time to time. Any Receiver so appointed may be an officer or employee of the Holder. Any Receiver appointed by the Holder need not be

                                    XIII-13
          appointed or supervised in any way by a court, and may be appointed with or without bond or security. The Holder may from time to time fix the remuneration of every such Receiver, and direct the payment thereof out of the Mortgaged Property or the proceeds thereof in priority to payment of the Obligations.

     (b)  Receiver's certificates: A Receiver appointed pursuant to paragraph
          (a) may, with the consent in writing of the Holder, borrow money for the maintenance, protection or preservation of the Mortgaged Property or for the carrying on of the business or undertaking of the Debtor, and any Receiver may issue certificates (in this paragraph called "Receiver's Certificates"), for such amounts as will in the opinion of the Holder be sufficient for obtaining upon the security of the Mortgaged Property the amounts from time to time required, and such Receiver's Certificates may be payable either to order or bearer and may be payable at such time or times as the Holder may consider expedient, and shall bear such interest as shall therein be provided and the Receiver may sell, deposit, pledge or otherwise dispose of the same in such manner as the Holder may consider advisable and may pay such commission on the sale thereof as the Receiver may consider reasonable, and the amounts from time to time payable by virtue of such Receiver's Certificates shall at the option of the Holder be entitled to the security of the lien hereof in priority to the Obligations.

     (c) Indemnity: Any Receiver appointed pursuant to paragraph (a) shall so far as concerns responsibility for its acts be deemed to be the agent of the Debtor, and the Holder shall not be responsible for any misconduct or negligence on the part of any such Receiver. The Debtor shall indemnify and save harmless the Holder from and against any and all costs, charges, demands, damages, liabilities, claims and actions whatsoever and howsoever suffered or incurred by the Holder as a result of the acts of any such Receiver, save and except those costs, charges, demands, damages, liabilities, claims and actions arising out of the wilful misconduct or gross negligence on the part of any such Receiver.

     (d) Court appointment: The Holder may, in its sole discretion, either before or after the private appointment of a Receiver hereunder, institute proceedings in any court of competent jurisdiction for the appointment of a Receiver of the Mortgaged Property, and in such case the Receiver shall have the powers expressed in the order appointing it, as such order may be varied from time to time.

     (e) Power of directors: Upon the appointment of any Receiver, all powers, functions, rights and privileges of the directors of the Debtor with respect to the Mortgaged Property shall cease unless specifically continued by the written consent of the Holder.

10.3 Appointment of Consultant

     If the Holder in good faith believes that (a) the prospect of payment or performance of the Obligations by the Debtor is or is about to be impaired, or
(b) the Mortgaged Property or the lien hereof is or is about to be placed in jeopardy, then, if an Event of Default exists, the Holder may (without prejudice to any other remedies it may have from time to time), on 2 Business Days'

                                    XIII-14
notice to the Debtor, engage a consultant or monitor for the purposes of reviewing the Debtor's businesses, affairs and prospects, and reporting to the Holder on any matter relating thereto. The Debtor hereby authorizes any such consultant or monitor so appointed to enter onto the business premises of the Debtor and any other premises in which the Debtor is entitled to enter onto, and to inspect any of the Debtor's books, records, information systems or property for such purpose, and the Debtor shall make available its senior officers and employees to assist such consultant or monitor in performing its duties. The reasonable costs and expenses of such consultant shall be for the account of the Debtor and shall be payable by the Debtor to the Holder on demand and shall bear interest at 2% over the Prime Rate, calculated from the date incurred by the Holder to the date paid by the Debtor and such amounts and such interest shall be secured by the lien hereof.

10.4 Dealing with Security

     (a) The Holder may grant renewals, extensions of time and other indulgences, take, release and give up securities, accept compositions, grant releases and discharges, perfect or fail to perfect any securities, release the Mortgaged Property to third parties and otherwise deal or fail to deal with the Debtor, debtors of the Debtor, guarantors, sureties and others and with the Mortgaged Property and other securities as the Holder may see fit, all without prejudice to the liability of the Debtor to the Holder or the Holder's rights and powers under this Debenture.

     (b) Nothing in this Debenture shall be construed as requiring the Holder to exercise all or any of its possession or realization rights hereunder in respect of all or any particular part of the Debtor's property as the Holder may determine in its sole discretion, and the Holder may specifically elect not to take possession or control over, or appoint a Receiver in respect of, any such assets while exercising any or all remedies available to it in respect of any other Mortgaged Property. Without limiting the generality of the foregoing, the Holder may elect to exercise its possession and realization rights against the Debtor's personal property and not its real property, or any particular portion of such real property, without prejudice to its ability to subsequently assert such rights. The Holder may also, of its own volition, release or discharge from the lien hereof any Mortgaged Property that it desires to release to the Debtor, and the Debtor covenants to accept such release and execute any acknowledgements as the Holder may require in respect thereof.

10.5 Cash Collateral Account

     The Holder may, in the course of enforcing the lien hereof, upon and during the continuance of an Event of Default, when in its sole discretion it considers doing so to be advantageous to it, retain any money in a cash collateral account maintained by it, such cash collateral account to be subject to the lien hereof, and amounts so retained ultimately to be applied (with any accrued interest) to the Obligations.

10.6 Validity of Sale

     No Person dealing with the Holder or any Receiver shall be concerned to inquire whether the lien hereof has become enforceable or whether the powers which the Holder or any Receiver is purporting to exercise have become exercisable or whether any money remains due on the security of the Mortgaged Property or as to the necessity or expedience of the stipulations and

                                    XIII-15
conditions subject to which any sale, lease or other disposition shall be made or otherwise as to the propriety or regularity of any sale or any other dealing by the Holder with the Mortgaged Property or to see to the application of any moneys paid to the Holder or Receiver.

10.7 Rights and Remedies in Addition

     Each and every right, remedy and power conferred by this Article is in supplement of and in addition to and not in substitution for any other right, remedy or power the Holder or any Receiver may have from time to time under this Article or elsewhere in this Debenture, or in any other agreement or under Applicable Law at the time of the exercise of such right, remedy or power. The Holder or Receiver may, when so entitled, proceed by way of any action, suit, remedy or other proceeding at law or in equity (including specific performance of any covenant and injunctions against violations of any covenant) and no such remedy for the enforcement of the rights of the Holder or Receiver shall be exclusive of or dependent on any other such remedy. Any one or more of such remedies may from time to time be exercised separately or in combination and in particular the power of sale and other realization remedies contained herein may be exercised without the Holder entering into possession of or exercising control over the Mortgaged Property. Notwithstanding the foregoing, the Holder shall not be bound to deal with the Mortgaged Property, to exercise any right or remedy as aforesaid, or to preserve rights against other Persons.

10.8 Automatic Crystallization; Restoration

     (a) At any time after the floating charge security created by Section 4.1(b) becomes enforceable, the Holder may, by notice in writing to the Debtor, to the extent permitted by Applicable Law, crystallize and fix such floating charge (i) on all of the property subject thereto, or (ii) if the notice so stipulates, on any part thereof described in the said notice, without any requirement for further intervention by the Holder (whether by the taking of possession, the appointment of a Receiver or otherwise), but without in any way limiting the powers, rights and remedies of the Holder hereunder in respect of the Mortgaged Property.

     (b) To the extent permitted by Applicable Law, but not in limitation of any occurrences that at law cause a floating charge security to crystallize or become fixed, the Debtor agrees that the floating charge security created by Section 4.1(b) shall crystallize and become fixed immediately and without any requirement for any notice or intervention on the part of the Holder, if any Event of Default in paragraphs 9.2(b) or 9.2(c) occurs.

     (c) At any time after the floating charge security created by Section 4.1(b) is crystallized (whether by operation of law, by notice pursuant to paragraph (a), automatically pursuant to paragraph (b), by the intervention of the Holder or a Receiver or otherwise), the Holder may, by notice to the Debtor in writing, to the extent permitted by Applicable Law, restore (or, if a Receiver has been privately appointed by the Holder, cause such Receiver to restore) to the Debtor the Mortgaged Property which shall have become subject to a fixed charge by reason of the crystallization of the floating charge freed from such crystallized charge, whereupon such Mortgaged Property shall again be subject to the floating charge security created by Section 4.1(b) as fully and to the same extent as though no

                                    XIII-16
          crystallization had occurred, without prejudice to the right of the Holder to exercise any further or subsequent remedies in respect thereof, including the crystallization of such floating charge to which such property again became subject by virtue of this provision.

10.9 BIA Notice

     Notwithstanding any period of time provided to the Debtor to remedy Potential Events of Default, as provided in Section 10 of the Credit Agreement, the Holder may, to the extent permitted by Applicable Law, contemporaneously with or during any such period, give the Debtor the Notice of Intention to Enforce Security required by the Bankruptcy and Insolvency Act (Canada), as amended, it being the intention of the parties that, at the Holder's option, the period to cure defaults, and then the 10-day period of the Notice of Intention to Enforce Security, may run concurrently.

10.10 Trust During Stay

     The Debtor acknowledges that if a stay of proceedings is issued against the Debtor pursuant to the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangements Act (Canada) or any other similar law, the Holder would be irreparably harmed and materially prejudiced if any proceeds of the Mortgaged Property were used for any purpose other than the repayment of the debts secured hereby, and the Debtor hereby acknowledges and agrees that any proceeds of the Mortgaged Property received by the Debtor while such stay is in effect shall be received and held by the Debtor in trust for the Holder.

                                   ARTICLE 11
                             LIMITATION OF LIABILITY

11.1 Limitation of Liability

     (a) Subject to paragraph (c), the Holder and any Receiver shall not be liable, accountable or responsible for any loss or damage suffered or incurred by the Debtor as a result of:

          (i) the failure by the Holder or a Receiver to exercise any rights or remedies provided for herein, or to exercise any right or remedy in lieu of any other right or remedy; or

          (ii) the taking and maintaining of possession by the Holder or a Receiver of the Mortgaged Property pursuant to the terms of this Debenture, or the carrying on of the business of the Debtor as herein provided.

     (b) Subject to paragraph (c), the Holder and any Receiver shall not be liable, accountable or responsible:

          (i) to account as mortgagee in possession or otherwise upon entry into possession hereunder, other than for actual receipts;

          (ii) to observe or perform, or to see to the observance or performance by the Debtor of any agreements or obligations to which the Debtor is a party or

                                    XIII-17
               by which it is bound, whether before or during any period when the Holder or a Receiver has entered into possession hereunder;

          (iii) for loss or damage to the Mortgaged Property while in the possession of the Holder or a Receiver (except to the extent caused by the gross negligence or wilful misconduct of the Holder or a Receiver), the risk of which is hereby expressly agreed to be on the Debtor;

          (iv) to keep the Mortgaged Property identifiable or separate from other property which it owns or holds, whether fungible or not, while in the possession of the Holder or a Receiver; or

          (v) in the case of chattel paper, a security or an instrument in the possession of the Holder or Receiver, to take any steps to preserve rights against other Persons.

     (c) Notwithstanding any exclusion or limitation herein contained, to the extent that the provisions of any statute impose a duty or onus upon a Person or restrict his rights or remedies in relation hereto, and such provisions are under Applicable Law incapable of waiver or variance by the Debtor, the provisions of such Applicable Law shall govern and the affected provisions hereof shall be deemed to be amended to the extent necessary to give effect to such Applicable Law without in any way affecting any other provision hereof.

                                   ARTICLE 12
                                     SET-OFF

12.1 Payment Free from Equities

     The Obligations shall be paid by the Debtor, and may be assigned by the Holder in accordance with the terms of the Credit Agreement, absolutely free and clear of all equities, rights of set-off, claims, defences, counterclaims, rights or other matters whatsoever, whether existing between the Holder or any Person for whom the Holder acts as agent hereunder and the Debtor and/or any third parties or intermediate holders, and whether now existing or hereafter arising (before or after notice to the Debtor of any assignment) which could impair or adversely affect in any way the entitlement of the Holder to enforce the Obligations strictly in accordance with the terms and provisions hereof.

12.2 Set-off

     Any indebtedness owing by the Holder to the Debtor (whether matured or not, and in any currency) may, during the existence of an Event of Default, be set-off and applied by the Holder against the Obligations without demand upon or notice to any Person.

                                    XIII-18

                                   ARTICLE 13
                             EXPENSES AND INDEMNITY

13.1 Expenses

     The Debtor shall pay to the Holder all reasonable out-of-pocket costs and expenses, including all reasonable legal fees (on a solicitor and his own client basis) and consultants' fees and other expenses incurred by the Holder from time to time in the documentation, preparation, negotiation, execution, registration, enforcement, realization and collection of or in respect of this Debenture (including all charges incurred in respect of the Mortgaged Property and obtaining any reports or evaluations in respect thereof and all costs and expenses associated with considering the provision of consents, waivers or other acknowledgements hereunder). All such amounts shall become part of the Obligations, and shall be payable by the Debtor on demand, shall bear interest at 2% over the Prime Rate calculated from the date incurred by the Holder to the date paid by the Debtor, and such amounts and interest shall be secured by the lien hereof. This provision shall not be construed to limit any other provisions of this Debenture dealing with the charge-back to the Debtor of expenses incurred by the Holder.

13.2 Indemnity

     The Debtor shall indemnify the Holder against any loss, costs, claims, actions, suits, damages, expenses or liabilities of any and every kind which the Holder may sustain or incur (directly or indirectly) as a consequence of a default by the Debtor in the payment or performance of any Obligations, including any representation or warranty made herein by the Debtor being incorrect at the time it was made or deemed to have been made, the failure by the Debtor to comply with any of its covenants hereunder, or the occurrence of any other default or Event of Default, except to the extent caused by the gross negligence or wilful misconduct of the Holder. The indemnities in this Debenture, including this Section, shall extend to the officers, directors, employees, agents and assignees of the Holder and, for certainty, those for whom the Holder acts as agent hereunder, and the Debtor will hold the benefit of these indemnities in trust for such indemnified parties to the extent necessary to give effect hereto. All such indemnities shall survive the discharge of this Debenture.

                                   ARTICLE 14
              INTEREST ON OVERDUE AMOUNTS; CALCULATION OF INTEREST

14.1 Interest

     (a) The Debtor shall pay interest on all unpaid amounts of principal and interest hereunder (including interest on overdue interest), on demand, from the date such unpaid amount is due until such unpaid amount is paid in full, calculated at the same rate per annum provided herein in respect of the Principal Amount. The Debtor shall pay interest on all other unpaid amounts, on demand, from the date such unpaid amount is due until such unpaid amount is paid in full, calculated at 2% over the Prime Rate.

     (b) In no event shall any interest or fee to be paid hereunder exceed the maximum rate permitted by Applicable Law. In the event any such interest rate or fee exceeds such maximum rate, such rate shall be adjusted downward to the highest rate (expressed as a percentage per annum) or fee that the parties could validly

                                    XIII-19
          have agreed to by contract on the date hereof under Applicable Law. It is further agreed that any excess actually received by the Holder shall be credited against the Principal Amount or, if the Principal Amount shall have been or would thereby be paid in full, the remaining amount shall be credited to the Debtor.

     (c) All interest (including interest on overdue interest) payable by the Debtor to the Holder hereunder shall accrue from day to day, computed as provided herein, and shall be payable after as well as before maturity, demand, default and judgment.

                                   ARTICLE 15
                                EFFECTIVE NOTICE

15.1 Notice

     Any notice, communication or demand to be made or given hereunder shall be in writing and may be made or given by personal delivery or by facsimile or other electronic means of communication addressed as follows:

To the Debtor:

     Acheson Industrial Park #2
     53016 - Highway 60
     Spruce Grove, Alberta T7X 3G7

     Attention:President
     Facsimile:(780) 960-7103

To the Holder:

     Royal Bank of Canada
     P.O. Box 50, 200 Bay Street
     Royal Bank Plaza
     12th Floor, South Tower
     Toronto, Ontario M5J 2W7

     Attention: Manager Agency
     Facsimile: (416) 842-4023

or to such other address or facsimile number as any party may from time to time notify the other in accordance with this Section. Any notice, communication or demand made or given by personal delivery during usual business hours at the place of receipt on a Business Day shall be deemed to have been given on the day of actual delivery thereof. Any notice, communication or demand made or given by personal delivery after usual business hours on a Business Day or by facsimile or other electronic means of communication shall be deemed to have been given on the first Business Day following the transmittal thereof.

                                    XIII-20

                                   ARTICLE 16
                                  MISCELLANEOUS

16.1 No Merger

     Neither the taking of any judgment nor the exercise of any power of seizure or sale shall operate to extinguish the liability of the Debtor to make payment of, or to satisfy the Obligations, nor shall the acceptance of any payment or alternate security constitute or create any novation, and the taking of a judgment or judgments under any of the covenants herein contained shall not operate as a merger of such covenants.

16.2 No Discharges Unless Specifically Provided

     No postponement or partial release or discharge of the lien hereof in respect of the Mortgaged Property shall in any way operate or be construed to release or discharge the security hereby constituted in respect of the Mortgaged Property which is not released or discharged, or to release or discharge the Debtor from its liability to the Holder to fully pay and satisfy the Obligations.

16.3 Payments or Deliveries Due on Non-Business Days

     (a) If any payment to be made by the Debtor hereunder shall become due and payable on a day which is not a Business Day, such payment shall be made on the immediately following day which is a Business Day, and any extension of time shall in such case be included in computing interest payable hereunder relating to such payment. All payments due hereunder shall be made in immediately available funds before 12:00 p.m., Toronto time, on the due date, and if made after 12:00 p.m., Toronto time, shall be deemed to have been made on the next Business Day.

     (b) If any notice, certificate or other document is required to be delivered by the Debtor hereunder on a day which is not a Business Day, such delivery may be made on the immediately following day which is a Business Day.

16.4 Governing Law

     (a) THIS DEBENTURE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE PROVINCE OF ALBERTA AND THE LAW OF CANADA APPLICABLE THEREIN.

     (b) The Debtor agrees that the courts of Alberta shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any disputes which may arise out of or in connection with the aforesaid documents and it irrevocably submits to the non-exclusive jurisdiction of such courts, without prejudice to the rights of the Holder to take proceedings in any other jurisdictions, whether concurrently or not.

     (c) The Debtor agrees that final judgment in any such suit, action or proceeding brought in such courts shall be conclusive and binding upon it and may be

                                    XIII-21
          enforced against it in the courts of Canada (or any other courts to the jurisdiction of which it or its property is subject) by a suit upon such judgment, provided that it does not waive any right to appeal any such judgment, to seek any stay or otherwise to seek reconsideration or review of any such judgment.

16.5 Assignment by Debtor

     The Debtor shall not and cannot assign its Obligations under this Debenture, or take any steps or enter into any transaction of any nature which would have that effect (except as expressly permitted by the Credit Agreement or, following termination of the Credit Agreement, any Lender Hedge Agreement), without the prior written consent of the Holder, which may be arbitrarily withheld. Subject thereto, all Obligations of the Debtor hereunder shall bind the Debtor and its successors and assigns.

16.6 Time of Essence

     Time is of the essence of this Debenture.

16.7 Copy Received

     The Debtor acknowledges having received and retained a copy of this Debenture.

16.8 Waiver of Right to Receive Copy of Statements

     To the extent permitted by Applicable Law, the Debtor waives any right it now has or hereafter may have to receive from the Holder a copy of any financing statement in which the Debtor is named as a debtor, or a copy of statements used by a personal property security registry to confirm registration of financing statements.

16.9 Waiver of Presentment

     Except as provided herein and to the extent permitted by Applicable Law, the Debtor waives presentment of this Debenture for payment, diligence, notice of non-payment, protest and notice of protest.

16.10 Severability

     If one or more of the provisions of this Debenture is, or is adjudged to be, invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, and such invalid, illegal or unenforceable provision shall, to the extent permitted at law, be severable.

16.11 Security in Addition

     The security hereby constituted is not in substitution for any other security for the Obligations, or for any other agreement between the parties whether or not creating any Lien in the Mortgaged Property whether heretofore or hereafter made, and such security and such agreement shall be deemed to be continued and not affected hereby unless expressly provided to the contrary in a writing signed by the Debtor and the Holder. The taking of any action or proceedings or refraining from so doing, or any other dealing with any other security for the Obligations or any part thereof shall not release or affect the lien hereof and none of the creation

                                    XIII-22
of this Debenture nor the taking of any proceedings hereunder or thereunder for the realization of the security hereby constituted shall release or affect any other security held by the Holder for the payment or performance of the Obligations, but upon the permanent payment in full of the Obligations, this Debenture shall be released and discharged.

16.12 Waivers and Consents

     No waiver of any provision hereof, or consent to any action or inaction shall be effective unless the same is in writing and signed by the party granting the same. Such waivers and consents shall not extend to any matters other than those in respect of which the same were given, and the same may be subject to such conditions as the party giving the same may stipulate.

16.13 Further Assurances

     (a) The Debtor shall promptly cure any defect by it in the execution and delivery of this Debenture, upon demand by the Holder.

     (b) The Debtor, at its expense, shall promptly deliver to the Holder, upon request by the Holder in writing, all such other and further documents, agreements, opinions, certificates and instruments (executed, as necessary) in order to give effect to the covenants and agreements of the Debtor in this Debenture, and shall make any recording, file any notice or obtain any consent in connection therewith, all as may be reasonably necessary or appropriate in connection therewith.

16.14 Covenants Regarding Saskatchewan Laws

     The Debtor agrees with the Holder that:

     (a) the Land Contracts (Actions) Act (Saskatchewan) shall have no application to any action as defined in such Act, with respect to any mortgage given by the Debtor under this Debenture; and

     (b) the Limitation of Civil Rights Act (Saskatchewan) shall have no application to:

          (i)  this Debenture;

          (ii) any indenture, instrument or agreement entered into by the Debtor at any time hereafter, supplemental or ancillary to or in implementation of this Debenture and involving the payment by the Debtor of money, or the liability of the Debtor to pay money;

          (iii) any Lien for the payment of money made, given or created by this Debenture or by any indenture, instrument or agreement referred to in paragraph (b)(ii);

          (iv) any instrument or agreement entered into by the Debtor at any time hereafter, renewing or extending or collateral to this Debenture, renewing or extending or collateral to any indenture, instrument or agreement

                                    XIII-23
               referred to in paragraph (b)(ii), or renewing or extending or collateral to any Lien referred to in paragraph (b)(iii); or

          (v) the rights, powers or remedies of the Holder under this Debenture or under any Lien or indenture, instrument or agreement referred to or mentioned in paragraphs (b)(i) to (iv), inclusive.

16.15 British Columbia Land Title Act

     For all purposes, including any application to register a crystallized floating charge under the Land Title Act (British Columbia) against any real property, the floating charge created by this Debenture shall be crystallized and become a fixed charge upon the earliest of:

     (a) the occurrence of an event described in paragraphs 9.2(b) or 9.2(c) hereof, or

     (b)  the Holder making any declaration for payment pursuant to paragraph
          9.1 hereof, unless the Holder otherwise states at that time; or

     (c) the Holder taking any action pursuant to this Debenture to enforce and realize upon the lien hereof;

and in any event upon the appointment by the Holder of a Receiver pursuant to this Debenture.

16.16 Land Titles Act (Alberta), Real Property Act (Manitoba), Land Titles Act, 2000 (Saskatchewan) and Equivalent Provisions of Other Applicable Law

     Without limiting the provisions of this Debenture and for the better securing to the Holder of this Debenture the repayment in manner aforesaid of the principal amount and interest and other charges, money and Mortgaged Property secured by this Debenture, the Debtor does hereby mortgage to the Holder all the Debtor's estate and interest in the Mortgaged Property.

16.17 Composite Mortgage

     This Debenture is a composite mortgage and security agreement covering the property of the Debtor located in the various Provinces of Canada and elsewhere and, as to portions of the property located in such separate jurisdictions, this Debenture shall be a separate mortgage and security agreement enforceable against the Debtor without regard to the application of this Debenture to portions of the Mortgaged Property located in other jurisdictions. All provisions hereof shall be applicable separately to the portions of the property located in each separate jurisdiction with the same effect as if a separate mortgage and security agreement with respect thereto had been executed and delivered. Upon the reasonable request of the Holder, the Debtor shall prepare at its expense a separate mortgage and security agreement covering the portion of the property located in any such jurisdiction or jurisdictions, such separate mortgage and security agreement to be substantially in the form of this Debenture except for such modifications as shall be required by the fact that such mortgage and security agreement relates only to the property of the Debtor located in such jurisdiction or jurisdictions or as may be required by the Holder in connection therewith. The Debtor hereby agrees to execute and deliver to the Holder all such separate mortgage and security agreements which may be so requested in form and substance satisfactory to the Holder, and at the request of the Holder, but at the expense of the Debtor, the Debtor shall ensure the recordation, registration and filing, and keep recorded, registered and

                                    XIII-24
filed, such separate mortgage and security agreements to the extent required hereby, so as to make the same valid, binding and enforceable obligations of the Debtor and to make effective the Lien created hereby and thereby.

16.18 Holder Not Bound To Advance

     Neither the execution and delivery nor the registration of this Debenture shall in itself for any reason whatsoever obligate or bind the Holder to advance any moneys or, having advanced a portion, in itself obligate the Holder in any way to advance the balance or any portion thereof, but nevertheless the lien hereof shall take effect forthwith upon execution of this Debenture and shall operate as security for the Obligations.

16.19 Holder Exclusively Entitled

     The Holder of this Debenture from time to time will be regarded as exclusively entitled to the benefit of this Debenture, and all Persons may act accordingly.

16.20 Discharge

     Once the Debtor has permanently and indefeasibly satisfied all of the Obligations, the Holder shall, at the written request and expense of the Debtor, discharge the lien hereof and execute and deliver to the Debtor such deeds or other instruments as shall be required to give effect to such discharge, other than those Obligations which by the terms hereof survive such discharge and any termination.

16.21 Debenture Lost Or Stolen

     If this Debenture is mutilated, lost, stolen or destroyed, the Debtor shall, upon being furnished with evidence satisfactory to it (acting reasonably) of such mutilation, loss, theft or destruction, issue and deliver a new Debenture of like date and tenor as the one mutilated, lost, stolen or destroyed, in exchange for, in place of and upon cancellation of the mutilated Debenture, or in lieu of or in substitution for the lost, stolen or destroyed Debenture.

[Insert the following provision into the Debentures of NACG Acquisition Inc. and North American Construction Group Inc.:

16.22 Amalgamation of Debtor

     The Debtor acknowledges and agrees that (a) forthwith upon consummation of the Acquisition and following execution of this Debenture, it will amalgamate with [NACG Acquisition Inc./North American Construction Group Inc.], with the continuing corporation being North American Construction Group Inc. ("Amalco"), and (b) immediately upon the issuance of the Certificate of Amalgamation by Industry Canada, the Debtor's obligations under this Debenture shall continue as obligations of Amalco, and the property of the Debtor immediately prior to the amalgamation shall continue to be the property of Amalco and subject to the lien hereof, Amalco shall be the Debtor hereunder and a party hereto for all purposes and this Debenture shall remain in full force and effect.

                                    XIII-25

IN WITNESS WHEREOF the Debtor has executed this Debenture.

                                    _


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    XIII-26

                          SCHEDULE "A" TO THE DEBENTURE

                           Real Property Descriptions

   [insert legal descriptions, including leasehold and other interests in the real property security]

                                    XIII-27

                          SCHEDULE "B" TO THE DEBENTURE

                        Serial Number Goods Descriptions

                    [insert descriptions and serial numbers]

                                    XIII-28

                                   EXHIBIT XIV
                               TO CREDIT AGREEMENT

                FORM OF SECURITIES PLEDGE AGREEMENT FOR HOLDINGS

                           SECURITIES PLEDGE AGREEMENT

THIS AGREEMENT made as of November 26, 2003

AMONG:

        NACG PREFERRED CORP., a corporation under the laws of Canada (hereinafter referred to as the "Pledgor")

                                     - and -

        ROYAL BANK OF CANADA, for itself and as agent for and on behalf of the Lenders and the Swap Lenders (hereinafter referred to as the "Administrative Agent")

                                     - and -

        NORTH AMERICAN ENERGY PARTNERS INC., a corporation under the laws of Canada (hereinafter referred to as the "Company")

WHEREAS the Pledgor has agreed to pledge the Collateral in order to secure the payment and performance of the Secured Obligations, for which purpose the Beneficiaries have appointed and authorized the Administrative Agent to act as their attorney and agent for purposes of holding certain security granted by the Pledgor.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the foregoing recitals, the covenants and agreements herein contained and for other good and valuable consideration (the receipt and adequacy of which are hereby conclusively acknowledged), the parties hereto agree as follows:

                                   ARTICLE 1
                                 INTERPRETATION

1.1  Definitions

     In this Agreement, unless something in the subject matter or context otherwise requires, capitalized terms used herein and not otherwise defined in this Agreement (including the recitals and the preamble hereto) shall have the meanings as are ascribed to such terms in the Credit Agreement and, in addition:

     "Agreement" means this agreement, as amended, modified, supplemented or restated from time to time in accordance with the provisions hereof.

                                     XIV-1

     "Beneficiaries" means Lenders, the Swap Lender and Royal Bank of Canada, for itself and as agent for and on behalf of the Lenders and the Swap Lenders from time to time.

     "Certificates" means all certificates and instruments evidencing or representing the Pledged Securities.

     "Charge" means the Liens created hereunder.

     "Collateral" has the meaning set forth in Section 2.1.

     "Credit Agreement" means the Credit Agreement dated as of November 26, 2003 among the Company, as borrower, the Persons party thereto as lenders, Royal Bank of Canada, as agent, and the other agents, as amended, supplemented or otherwise modified or restated from time to time.

     "Distribution" means:

     (a) the declaration, payment or setting aside for payment of any dividend or distribution on or in respect of any of the Collateral;

     (b)  the payment, distribution or return of any capital of the Company; or

     (c) the redemption, retraction, purchase, retirement or other acquisition, in whole or in part, of any interests in the capital of the Company or any securities, instruments, or contractual rights capable of being converted into, exchanged or exercised for interests in the capital of the Company.

     "Pledged Securities" means all of the shares, options, warrants, rights and other securities and equity interests that the Pledgor now has or holds or hereafter has, holds, acquires, possesses or becomes entitled to in the capital of the Company or its successors.

     "Pledgor Guarantee" means the Guarantee dated as of November 26, 2003 made by the Pledgor in favour of the Beneficiaries, as amended, supplemented or otherwise modified or restated from time to time.

     "PPSA" means the Personal Property Security Act (Alberta), including the regulations thereunder, as now enacted or as the same may from time to time be amended, re-enacted or replaced.

     "Secured Obligations" means, collectively and at any time and from time to time, all of the obligations, indebtedness and liabilities (present or future, absolute or contingent, matured or not) of the Pledgor to the Beneficiaries or any of them under the Pledgor Guarantee, whether the same are from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again.

     "Transfer Documents" means, with respect to the transfer of Certificates or other Collateral, certificate transfers, powers of attorney or other instruments of transfer, in each case, executed in blank and in form and substance as may be required (from time to time) by the Administrative Agent.

                                      XIV-2

1.2  Personal Property Security Act Definitions

     Unless something in the subject matter or context otherwise requires, all terms defined in the PPSA which are used in this Agreement shall have the meanings as are ascribed to such terms in the PPSA.

1.3  Interpretation

     In this Agreement:

     (a) words importing the masculine gender include the feminine and neuter genders, corporations, partnerships and other Persons, and words in the singular include the plural, and vice versa, wherever the context requires;

     (b) all references to designated Articles, Sections and other subdivisions are, unless the context otherwise requires, to be designated Articles, Sections and other subdivisions of this Agreement;

     (c) any reference to a statute will include and will be deemed to be a reference to the regulations made pursuant to it, and to all amendments made to the statute and regulations in force from time to time, and to any statute or regulation that may be passed which has the effect of supplementing or superseding the statute referred to or the relevant regulation;

     (d) references herein to any document, instrument or agreement means such document, instrument or agreement as originally executed, as modified, amended, supplemented or restated from time to time;

     (e) the word "include(s)" means "include(s), without limitation", and the word "including" means "including, but not limited to";

     (f) any reference to a Person will include and will be deemed to be a reference to any Person that is a successor to that Person;

     (g) "hereof', "hereto", "herein", and "hereunder" mean and refer to this Agreement and not to any particular Article, Section or other subdivision;

     (h) the headings are for convenience of reference only, do not form part of this Agreement and are not to be considered in the interpretation of this Agreement; and

     (i) any schedule hereto is incorporated by reference and shall be deemed to be part of this Agreement.

                                    ARTICLE 2
                                     PLEDGE

2.1  Pledge

     As collateral security for the prompt and complete payment and performance when due of the Secured Obligations, the Pledgor does hereby pledge, hypothecate, assign, charge, convey,

                                      XIV-3
set over and transfer unto the Administrative Agent for the benefit of the Beneficiaries and does hereby grant to the Administrative Agent for the benefit of the Beneficiaries a continuing security interest in and to, and does hereby deliver unto the Administrative Agent for the benefit of the Beneficiaries, all of the right, title and interest of the Pledgor in, to and under the following, whether now owned or hereafter held, possessed of, entitled to or acquired (including by way of amalgamation or otherwise) and whether now existing or hereafter coming into existence (all being collectively referred to herein as the "Collateral"):

     (a)  the Pledged Securities;

     (b)  all Certificates;

     (c) all Distributions, whether in shares, other securities, money or property, received or receivable upon or in respect of the Pledged Securities and all interest payments and money or other property paid or payable on account of any return on, or repayment of, capital in respect of the Pledged Securities or otherwise distributed or distributable in respect thereof or that will in any way be charged to, or be payable out of, the capital of the issuer of the Pledged Securities in respect thereof;

     (d) all securities issued in substitution for or in addition to any of the foregoing, any Certificates representing or evidencing such securities, and all cash, securities, distributions and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

     (e) all other property that may at any time be received or receivable or otherwise distributed or distributable to the Pledgor in respect of, in substitution for, in addition to or in exchange for, any of the foregoing; and

     (f) to the extent not included in the foregoing, all cash and non-cash proceeds in respect of the foregoing and all rights and interest of the Pledgor in respect thereof or evidenced thereby including all money received or receivable from time to time by the Pledgor in connection with the sale of any of the foregoing (including all proceeds received or receivable in connection with the redemption or purchase for cancellation of any of the Pledged Securities).

2.2  Subsequently Acquired Certificates

     Any additional Certificates at any time or from time to time after the date hereof acquired or otherwise held by the Pledgor (by purchase, distribution or otherwise) shall form part of the Collateral and the Pledgor will: (a) forthwith deliver such Certificates to the Administrative Agent endorsed for transfer in blank and/or accompanied by Transfer Documents duly executed in blank by the Pledgor, and (b) ensure that all actions required to perfect the security interest therein of the Administrative Agent under any requirement of law (including under the PPSA or other Applicable Law) are promptly taken.

                                      XIV-4

2.3  Delivery of Collateral; Registration in Name of the Administrative Agent

     All Certificates shall be endorsed for transfer in blank and/or accompanied by Transfer Documents duly executed in blank by the Pledgor, all as satisfactory to the Administrative Agent, and shall be delivered immediately to the Administrative Agent or its nominee. Such Certificates and the Pledged Securities represented thereby shall, at the option of the Administrative Agent, be registered in the name of the Administrative Agent or its nominee upon the occurrence of an Event of Default.

2.4  Uncertificated Interests

     Notwithstanding anything to the contrary contained in Sections 2.1 and 2.2 above, if any of the Pledged Securities (whether now owned or hereafter acquired) is not evidenced by a Certificate, the Pledgor shall promptly notify the Administrative Agent and shall promptly take all actions required to perfect the Charge under Applicable Law (including under the PPSA). The Pledgor further agrees to take such actions as the Administrative Agent, acting reasonably, considers necessary or desirable to effect the foregoing and to permit the Administrative Agent to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel satisfactory to the Administrative Agent, acting reasonably, with respect to any such pledge of uncertificated interests upon the written request of the Administrative Agent.

2.5  Attachment

     The Pledgor acknowledges that value has been given and agrees that the security interest granted hereby shall attach when the Pledgor signs this Agreement and the Pledgor has any rights in the Collateral.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

3.1  Representations and Warranties

     The Pledgor represents and warrants to each of the Beneficiaries as at the date hereof as follows:

     (a) the Pledgor is the legal and beneficial owner of and has good title to the Collateral free and clear of all Liens other than the Liens constituted by the Collateral Documents (and other Permitted Encumbrances) and all of the Pledged Securities have been validly issued and are outstanding as fully paid and non-assessable shares;

     (b) the Pledgor's entire interest in the capital of the Company as of the date hereof is accurately described in Schedule A hereto;

     (c) this Agreement creates a valid security interest in all of the Pledgor's Collateral securing the payment of all the Secured Obligations. The Pledged Securities pledged by the Pledgor hereunder are, and any securities pledged in substitution therefor or in addition thereto will be, duly and validly pledged hereunder in accordance with Applicable Law;

                                      XIV-5

     (d) the Pledgor has the right to pledge the Collateral as herein provided; and

     (e) the Pledgor is not a party to any outstanding agreement, option or contract to sell or otherwise dispose of all or any portion of the Collateral.

     The representations and warranties set out in this Agreement shall survive the execution and delivery of this Agreement notwithstanding any investigations or examinations which may be made by any of the Beneficiaries or their legal counsel. Such representations and warranties shall survive until this Agreement has been terminated and discharged in accordance with the Credit Agreement.

                                    ARTICLE 4
                DEALINGS WITH COLLATERAL AND ADDITIONAL COVENANTS

4.1  Rights and Duties of the Administrative Agent

     (a) In the holding of the Collateral, the Administrative Agent and any nominee on its behalf is only bound to exercise the same degree of care as it would exercise with respect to similar property of its own of similar value held in the same place. The Administrative Agent and any nominee on its behalf will be deemed to have exercised reasonable care with respect to the custody and preservation of the Collateral if it takes such action for that purpose as the Pledgor reasonably requests in writing, but failure of the Administrative Agent or its nominee to comply with any such request will not of itself be deemed a failure to exercise reasonable care, so long as the degree of care required by the immediately preceding sentence has been exercised.

     (b) The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession as required under Section 4.1(a) and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral and no such duties shall be implied as arising hereunder.

4.2  Voting and Other Rights

     (a) Subject to any restrictions in the Credit Agreement, unless an Event of Default has occurred which is continuing, the Pledgor is entitled to exercise, either directly or, if the Collateral is registered in the name of the Administrative Agent or its nominee, by power of attorney or proxy, all the rights and powers of a holder of such securities including the voting rights from time to time exercisable in respect of the Collateral and to give proxies, consents and waivers in respect thereof. No such action may be taken if it would violate or be inconsistent with this Agreement or any other Loan Document or, unless otherwise consented to by the Administrative Agent, would have the effect of imposing any restriction on the transferability of any of the Collateral.

                                      XIV-6

     (b) Upon the occurrence of an Event of Default which is continuing, the Administrative Agent may give the Pledgor a notice prohibiting the Pledgor from exercising the rights and powers of a holder of such securities including the voting rights in respect of the Collateral, at which time all such rights of the Pledgor will cease immediately and the Administrative Agent will have the right to exercise the rights and powers related to such Collateral including the right to vote.

4.3  Distributions

     (a) Subject to any restrictions in the Credit Agreement, unless an Event of Default has occurred which is continuing:

          (i) the Pledgor is entitled to receive all Distributions or other payments in respect of the Collateral; and

          (ii) if the Collateral has been registered in the name of the Administrative Agent or its nominee, the Administrative Agent will execute and deliver (or cause to be executed and delivered) to the Pledgor all directions and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to receive the Distributions or other payments that the Pledgor is authorized to receive pursuant to Section 4.3(a)(i) above.

     (b) Upon the occurrence of an Event of Default which is continuing, all rights of the Pledgor pursuant to Section 4.3(a) will cease and the Administrative Agent will have the sole and exclusive right and authority to receive and retain all payments that the Pledgor would otherwise be authorized to retain pursuant to Section 4.3(a). All money and other property received by the Administrative Agent pursuant to the provisions of this Section 4.3(b) may be applied on account of the Secured Obligations or may be retained by the Administrative Agent as additional Collateral hereunder and be applied in accordance with the provisions of this Agreement

4.4  Additional Covenants

     The Pledgor agrees that it shall:

     (a) not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Securities, (ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Securities, except for Permitted Encumbrances, or (iii) permit the Company to merge or consolidate except in accordance with the Credit Agreement and unless all of the outstanding Securities of the surviving or resulting Person are, upon such merger or consolidation, pledged hereunder and no cash, Securities or other property is distributed in respect of the outstanding Securities of any other constituent Person, unless the Administrative Agent otherwise consents;

     (b) cause the Company not to issue any Securities in addition to or in substitution for the Pledged Securities issued by the Company, except to Pledgor;

                                      XIV-7

     (c) at its expense (i) perform and comply in all material respects with all terms and provisions of any agreement related to the Pledged Securities required to be performed or complied with by it, and (ii) maintain all such agreements in full force and effect;

     (d)  give Administrative Agent at least 30 days' prior written notice of
          (i) any change in such Pledgor's name, identity or corporate structure and (ii) any continuance or reorganization or other action that results in a change of the jurisdiction of organization of Pledgor; and

     (e) promptly deliver to Administrative Agent all material written notices received by it with respect to the Pledged Securities.

                                   ARTICLE 5
                            REMEDIES AND REALIZATION

5.1  Remedies of Administrative Agent

     (a) On and during the occurrence of an Event of Default that has not been waived in writing by the Administrative Agent, the Administrative Agent may, in addition to and without derogating in any way from its other available rights and remedies provided by Applicable Law, exercise all the rights and powers of a holder of the Collateral including:

          (i) transfer any part of the Collateral into the name of the Administrative Agent or its nominee if it has not already done so in accordance with Section 2.3;

          (ii) take such steps as it considers desirable to maintain, preserve or protect the Collateral;

          (iii) exercise any and all rights and remedies of the Pledgor under or in connection with the Collateral, including exercise voting rights attaching to the Collateral (whether or not registered in the name of the Administrative Agent or its nominee) and give or withhold all consents and waivers in respect thereof;

          (iv) exercise all rights of conversion, exchange or subscription, or any other rights, privileges or options pertaining to any of the Collateral;

          (v) from time to time realize upon, collect, sell, transfer, assign, give rights or options to purchase or otherwise dispose of and deliver any Collateral in such manner as may seem advisable to the Administrative Agent. For such purposes each requirement relating thereto and prescribed by law or otherwise is hereby waived by the Pledgor to the extent permitted by Applicable Law and in any offer or sale of any of the Collateral the Administrative Agent is authorized to comply with any limitation or restriction in connection with such offer or sale as the Administrative Agent may be advised by counsel is necessary in order to avoid any violation of Applicable Law, or in order to obtain any required approval of

                                      XIV-8
               the sale or of the purchase by any Governmental Authority. Such compliance will not result in such sale being considered or deemed not to have been made in a commercially reasonable manner nor will the Administrative Agent be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction;

          (vi) purchase any of the Collateral, whether in connection with a sale made under the power of sale herein contained or pursuant to judicial proceedings or otherwise;

          (vii) subject to the requirements of Applicable Law, accept the Collateral in satisfaction or partial satisfaction of the Secured Obligations upon notice to the Pledgor of its intention to do so in the manner required by law;

          (viii) the Administrative Agent may charge on its own behalf and pay to others all amounts for reasonable expenses incurred and for services rendered in connection with the exercise of the rights and remedies of the Beneficiaries hereunder, including reasonable legal fees (on a solicitor and his own client basis), and accounting fees and expenses, and in every such case the amounts so paid together with all costs, charges and expenses incurred in connection therewith, including interest thereon at a rate per annum equal to the Prime Rate plus 2.0% per annum, shall be added to and form part of the Secured Obligations hereby secured; and

          (ix) the Administrative Agent may discharge any claim, Lien, encumbrance or any rights of others that may exist or be threatened against the Collateral, and in every such case the amounts so paid together with all reasonable costs, charges and expenses incurred in connection therewith shall be added to the Secured Obligations hereby secured.

     (b)  The Administrative Agent and the other Beneficiaries may:

          (i)  grant extensions of time;

          (ii) take and perfect or abstain from taking and perfecting security;

          (iii) give up securities;

          (iv) accept compositions or compromises;

          (v)  grant releases and discharges; and

          (vi) release any part of the Collateral or otherwise deal with the Pledgor, debtors and creditors of the Pledgor, sureties and others and with the Collateral and other security as the Administrative Agent sees fit, without prejudice to the liability of the Pledgor to the Administrative Agent and the other Beneficiaries or their rights hereunder.

                                      XIV-9

     (c) The Beneficiaries shall not be liable or responsible for any failure to seize, collect, realize, or obtain payment with respect to the Collateral and shall not be bound to institute proceedings or to take other steps for the purpose of seizing, collecting, realizing or obtaining possession or payment with respect to the Collateral or for the purpose of preserving any rights of the Administrative Agent, the Pledgor or any other Person, in respect of the Collateral.

     (d) The Administrative Agent shall apply any proceeds of realization of the Collateral to payment of reasonable expenses in connection with the preservation and realization of the Collateral as above described and the Administrative Agent shall apply any balance of such proceeds to payment of the Secured Obligations in accordance with the Credit Agreement. Subject to the requirements of Applicable Law, any surplus realized in excess of the Secured Obligations shall be paid over to the Pledgor.

5.2  Power of Attorney

     The Pledgor hereby appoints the Administrative Agent as attorney of the Pledgor, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Administrative Agent's discretion at any time after the occurrence and during the continuance of an Event of Default, to take any and all actions authorized or permitted to be taken by the Administrative Agent under this Agreement or by Applicable Law and to: (a) execute and deliver all instruments and other documents and do all such further acts and things as may be reasonably required by the Administrative Agent enforce the Charge and remedies provided hereunder or to better evidence and perfect the Charge; and (b) take any action and execute any instrument which the Administrative Agent, acting reasonably, may deem necessary or advisable to accomplish the purposes of this Agreement, including, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral, to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection therewith, and to file any claims or take any action or institute any proceedings which the Administrative Agent may deem to be necessary or desirable for the collection thereof. Such appointment of the Administrative Agent as the Pledgor's attorney is coupled with an interest and is irrevocable.

                                    ARTICLE 6
                                     GENERAL

6.1  Company as Signatory

     The Company hereby consents to the granting of the Charge in and to the Collateral to the extent required and hereby acknowledges all of the terms and conditions of this Agreement and covenants and agrees that it shall not act in a manner inconsistent herewith and shall execute and deliver all instruments and other documents and do all such further acts and things as may be reasonably required by the Administrative Agent to effectively carry out the full intent and meaning of this Agreement, including, when required hereunder, to enforce the Charge and remedies provided hereunder, or to better evidence and perfect the Charge. The Company is executing this Agreement solely for the purposes set forth in the immediately preceding sentence; the agreement of the Company shall not be required for the amendment of this Agreement unless its obligations under this Section 6.1 are affected thereby.

                                     XIV-10

6.2  Benefit of the Agreement

     This Agreement shall be binding upon the successors and permitted assigns of the Pledgor and shall benefit the successors and permitted assigns of the Administrative Agent and other Beneficiaries.

6.3  Conflict of Terms; Entire Agreement

     This Agreement has been entered into as collateral security for the Secured Obligations and is subject to all the terms and conditions of the Credit Agreement and, if there is any conflict or inconsistency between the provisions of this Agreement and the provisions of the Credit Agreement, the rights and obligations of the Pledgor, the Administrative Agent and Beneficiaries shall be governed by the provisions of the Credit Agreement. This Agreement together with the Credit Agreement and the other Loan Documents constitute the entire agreement between the Pledgor and the Administrative Agent with respect to the subject matter hereof. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the Beneficiaries and the Pledgor except as expressly set forth therein and herein.

6.4  Notices

     Any demand, notice or other communication to be given in connection with this Agreement shall be given in writing and may be given by personal delivery, registered mail, facsimile or other electronic means, addressed to the recipient as follows:

To the Pledgor:

   NACG Preferred Corp.
   Acheson Industrial Park #2
   53016 - Highway 60
   Spruce Grove, Alberta T7X 3G7

   Attention: President
   Facsimile: (780) 960-7103

To the Administrative Agent:

   Royal Bank of Canada, as Administrative Agent
   P.O. Box 50, 200 Bay Street
   Royal Bank Plaza
   12th Floor, South Tower
   Toronto, Ontario M5J 2W7

   Attention: Manager Agency
   Facsimile: (416) 842-4023

                                     XIV-11

To the Company:

   North American Energy Partners Inc.
   Acheson Industrial Park #2
   53016 - Highway 60
   Spruce Grove, Alberta T7X 3G7

   Attention:President
   Facsimile:(780) 960-7103

or to such other address or facsimile number as any party may from time to time notify the other in accordance with this Section. Any notice, communication or demand made or given by personal delivery during usual business hours at the place of receipt on a Business Day shall be deemed to have been given on the day of actual delivery thereof. Any notice, communication or demand made or given by personal delivery after usual business hours on a Business Day or by facsimile or other electronic means of communication shall be deemed to have been given on the first Business Day following the transmittal thereof.

6.5  Modification; Waivers; Assignment

     This Agreement may not be amended or modified in any respect except by written instrument signed by the Pledgor and the Administrative Agent. No waiver of any provision of this Agreement by the Administrative Agent shall be effective unless the same is in writing and signed by the Administrative Agent, and then such waiver shall be effective only in the specific instance and for the specific purpose for which it is given. The rights of the Administrative Agent (including those of any Beneficiary) under this Agreement may only be assigned in accordance with the requirements of the Credit Agreement. The Pledgor cannot assign its obligations under this Agreement. Any assignee of a Beneficiary shall be bound hereby, mutatis mutandis.

6.6  Additional Continuing Security

     This Agreement and the Charge granted hereby are in addition to and not in substitution for any other security now or hereafter held by the Administrative Agent or the other Beneficiaries and this Agreement is a continuing agreement and security that shall remain in full force and effect until discharged by the Administrative Agent.

6.7  Discharge

     The Pledgor and the Collateral shall not, unless otherwise required by the Credit Agreement, be discharged from the Charge or from this Agreement except by a release or discharge in writing signed by the Administrative Agent upon the permanent payment in full of the Secured Obligations.

6.8  No Release

     Subject to Section 4.1(a), the loss, injury or destruction of any of the Collateral shall not operate in any manner to release or discharge the Pledgor from any of its liabilities to the Beneficiaries.

                                     XIV-12

6.9  No Obligation to Act

     Notwithstanding any provision of this Agreement or any other Loan Document or the operation, application or effect hereof, the Administrative Agent, the other Beneficiaries, or any representative or agent acting for or on behalf of the foregoing, shall not have any obligation whatsoever to exercise or refrain from exercising any right, power, privilege or interest hereunder or to receive or claim any benefit hereunder.

6.10 Admit to Benefit

     No Person other than the Pledgor and the Beneficiaries shall have any rights or benefits under this Agreement, nor is it intended that any such Person gain any benefit or advantage as a result of this Agreement nor shall this Agreement constitute a subordination of any security in favour of such Person.

6.11 Time of the Essence

     Time shall be of the essence with regard to this Agreement.

6.12 Waiver of Financing Statement, etc.

     To the extent permitted by Applicable Law, the Pledgor hereby waives the right to receive from the Administrative Agent or the other Beneficiaries a copy of any financing statement, financing change statement or other statement or document filed or registered at any time in respect of this Agreement or any verification statement or other statement or document issued by any registry that confirms or evidences registration of or relates to this Agreement.

6.13 Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein.

6.14 Attornment

     The Pledgor, the Administrative Agent and each of the other Beneficiaries each hereby attorn and submit to the jurisdiction of the courts of the Province of Alberta. For the purpose of all legal proceedings, this Agreement shall be deemed to have been performed in the Province of Alberta and the courts of the Province of Alberta shall have jurisdiction to entertain any action or proceeding arising under this Agreement. Notwithstanding the foregoing, nothing herein shall be construed nor operate to limit the right of the Pledgor, the Administrative Agent or any other Beneficiary to commence any action or proceeding relating hereto in any other jurisdiction, nor to limit the right of the courts of any other jurisdiction to take jurisdiction over any action, proceeding or matter relating hereto.

6.15 Executed Copy

     The Pledgor hereby acknowledges receipt of a fully executed copy of this Agreement.

                                     XIV-13

6.16 Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement effective as of the date hereof.

                               PLEDGOR:

                               NACG PREFERRED CORP.


                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                               COMPANY:

                               NORTH AMERICAN ENERGY PARTNERS INC.


                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                               AGENT:

                               ROYAL BANK OF CANADA, as Administrative Agent


                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                     XIV-14

                                   SCHEDULE A

                 TO THE SECURITIES PLEDGE AGREEMENT FOR HOLDINGS

                  DESCRIPTION OF PLEDGOR'S INTEREST IN COMPANY

--------------------------------------------------------------------------------
Name of Company:
--------------------------------------------------------------------------------
Issued Share Capital:
--------------------------------------------------------------------------------
Share Certificates and
Transfer Documents:
--------------------------------------------------------------------------------

                                     XIV-15

                                   EXHIBIT XV
                               TO CREDIT AGREEMENT

                       FORM OF SECURITIES PLEDGE AGREEMENT
                                FOR THE BORROWER

                           SECURITIES PLEDGE AGREEMENT

THIS AGREEMENT made as of November 26, 2003

AMONG:

        NORTH AMERICAN ENERGY PARTNERS INC., a corporation under the laws of Canada (the "Pledgor")

                                     - and -

        ROYAL BANK OF CANADA, for itself and as agent for and on behalf of the Lenders and the Swap Lenders (hereinafter referred to as the "Administrative Agent")

                                     - and -

        THE SUBSIDIARIES OF THE PLEDGOR WHO ARE OR FROM TIME TO TIME BECOME PARTY HERETO

WHEREAS the Pledgor has agreed to pledge the Collateral in order to secure the payment and performance of the Secured Obligations, for which purpose the Beneficiaries have appointed and authorized the Administrative Agent to act as their attorney and agent for purposes of holding certain security granted by the Pledgor.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the foregoing recitals, the covenants and agreements herein contained and for other good and valuable consideration (the receipt and adequacy of which are hereby conclusively acknowledged), the parties hereto agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

1.1  Definitions

     In this Agreement, unless something in the subject matter or context otherwise requires, capitalized terms used herein and not otherwise defined in this Agreement (including the recitals and the preamble hereto) shall have the meanings as are ascribed to such terms in the Credit Agreement and, in addition:

     "Agreement" means this agreement, as amended, modified, supplemented or restated from time to time in accordance with the provisions hereof.

     "Beneficiaries" means the Lenders, the Swap Lenders and Royal Bank of Canada, for itself and as agent for and on behalf of the Lenders and the Swap Lenders from time to time.

     "Certificates" means all certificates and instruments evidencing or representing the Pledged Securities.

     "Charge" means the Liens created hereunder.

     "Collateral" has the meaning set forth in Section 2.1.

     "Credit Agreement" means the Credit Agreement dated as of November 26, 2003 among the Pledgor, as borrower, the Persons party thereto as lenders, Royal Bank of Canada, as agent, and the other agents, as amended, supplemented or otherwise modified or restated from time to time.

     "Distribution" means:

     (a) the declaration, payment or setting aside for payment of any dividend or distribution on or in respect of any of the Collateral;

     (b)  the payment, distribution or return of any capital of any Subsidiary;
          or

     (c) the redemption, retraction, purchase, retirement or other acquisition, in whole or in part, of any interests in the capital of any Subsidiary or any securities, instruments, or contractual rights capable of being converted into, exchanged or exercised for interests in the capital of any Subsidiary.

     "Pledged Securities" means all of the shares, options, warrants, rights and other securities and equity interests that the Pledgor now has or holds or hereafter has, holds, acquires, possesses or becomes entitled to in the capital of its Subsidiaries or their successors.

     "PPSA" means the Personal Property Security Act (Alberta), including the regulations thereunder, as now enacted or as the same may from time to time be amended, re-enacted or replaced.

     "Secured Obligations" means, collectively and at any time and from time to time, all of the Obligations and the Secured Swap Obligations (present or future, absolute or contingent, matured or not), whether the same are from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again.

     "Subsidiary" means, with respect to the Pledgor, any corporation, partnership, trust, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the members of the Governing Body is at the time owned or controlled, directly or indirectly, by the Pledgor or one or more of the other Subsidiaries of the Pledgor or a combination thereof;

     "Transfer Documents" means, with respect to the transfer of Certificates or other Collateral, certificate transfers, powers of attorney or other instruments of transfer, in each case, executed in blank and in form and substance as may be required (from time to time) by the Administrative Agent.

1.2  Personal Property Security Act Definitions

     Unless something in the subject matter or context otherwise requires, all terms defined in the PPSA which are used in this Agreement shall have the meanings as are ascribed to such terms in the PPSA.

1.3  Interpretation

     In this Agreement:

     (a) words importing the masculine gender include the feminine and neuter genders, corporations, partnerships and other Persons, and words in the singular include the plural, and vice versa, wherever the context requires;

     (b) all references to designated Articles, Sections and other subdivisions are, unless the context otherwise requires, to be designated Articles, Sections and other subdivisions of this Agreement;

     (c) any reference to a statute will include and will be deemed to be a reference to the regulations made pursuant to it, and to all amendments made to the statute and regulations in force from time to time, and to any statute or regulation that may be passed which has the effect of supplementing or superseding the statute referred to or the relevant regulation;

     (d) references herein to any document, instrument or agreement means such document, instrument or agreement as originally executed, as modified, amended, supplemented or restated from time to time;

     (e) the word "include(s)" means "include(s), without limitation", and the word "including" means "including, but not limited to";

     (f) any reference to a Person will include and will be deemed to be a reference to any Person that is a successor to that Person;

     (g) "hereof', "hereto", "herein", and "hereunder" mean and refer to this Agreement and not to any particular Article, Section or other subdivision;

     (h) the headings are for convenience of reference only, do not form part of this Agreement and are not to be considered in the interpretation of this Agreement; and

     (i) any schedule hereto is incorporated by reference and shall be deemed to be part of this Agreement.

                                    ARTICLE 2
                                     PLEDGE

2.1  Pledge

     As collateral security for the prompt and complete payment and performance when due of the Secured Obligations, the Pledgor does hereby pledge, hypothecate, assign, charge, convey, set over and transfer unto the Administrative Agent for the benefit of the Beneficiaries and does hereby grant to the Administrative Agent for the benefit of the Beneficiaries a continuing security interest in and to, and does hereby deliver unto the Administrative Agent for the benefit of the Beneficiaries, all of the right, title and interest of the Pledgor in, to and under the following, whether now owned or hereafter held, possessed of, entitled to or acquired (including by way of amalgamation or otherwise) and whether now existing or hereafter coming into existence (all being collectively referred to herein as the "Collateral"):

     (a)  the Pledged Securities;

     (b)  all Certificates;

     (c) all Distributions, whether in shares, other securities, money or property, received or receivable upon or in respect of the Pledged Securities and all interest payments and money or other property paid or payable on account of any return on, or repayment of, capital in respect of the Pledged Securities or otherwise distributed or distributable in respect thereof or that will in any way be charged to, or be payable out of, the capital of the issuer of the Pledged Securities in respect thereof;

     (d) all securities issued in substitution for or in addition to any of the foregoing, any Certificates representing or evidencing such securities, and all cash, securities, distributions and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

     (e) all other property that may at any time be received or receivable or otherwise distributed or distributable to the Pledgor in respect of, in substitution for, in addition to or in exchange for, any of the foregoing; and

     (f) to the extent not included in the foregoing, all cash and non-cash proceeds in respect of the foregoing and all rights and interest of the Pledgor in respect thereof or evidenced thereby including all money received or receivable from time to time by the Pledgor in connection with the sale of any of the foregoing (including all proceeds received or receivable in connection with the redemption or purchase for cancellation of any of the Pledged Securities).

2.2  Subsequently Acquired Certificates

     Any additional Certificates at any time or from time to time after the date hereof acquired or otherwise held by the Pledgor (by purchase, distribution or otherwise), including any Certificates representing Pledged Securities of a Subsidiary created, formed or acquired after the date hereof, shall form part of the Collateral and the Pledgor will: (a) forthwith deliver such

Certificates to the Administrative Agent endorsed for transfer in blank and/or accompanied by Transfer Documents duly executed in blank by the Pledgor, and (b) ensure that all actions required to perfect the security interest therein of the Administrative Agent under any requirement of law (including under the PPSA or other Applicable Law) are promptly taken.

2.3  Delivery of Collateral; Registration in Name of the Administrative Agent

     All Certificates shall be endorsed for transfer in blank and/or accompanied by Transfer Documents duly executed in blank by the Pledgor, all as satisfactory to the Administrative Agent, and shall be delivered immediately to the Administrative Agent or its nominee. Such Certificates and the Pledged Securities represented thereby shall, at the option of the Administrative Agent, be registered in the name of the Administrative Agent or its nominee upon the occurrence of an Event of Default.

2.4  Uncertificated Interests

     Notwithstanding anything to the contrary contained in Sections 2.1 and 2.2 above, if any of the Pledged Securities (whether now owned or hereafter acquired) is not evidenced by a Certificate, the Pledgor shall promptly notify the Administrative Agent and shall promptly take all actions required to perfect the Charge under Applicable Law (including under the PPSA). The Pledgor further agrees to take such actions as the Administrative Agent, acting reasonably, considers necessary or desirable to effect the foregoing and to permit the Administrative Agent to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel satisfactory to the Administrative Agent, acting reasonably, with respect to any such pledge of uncertificated interests upon the written request of the Administrative Agent.

2.5  Attachment

     The Pledgor acknowledges that value has been given and agrees that the security interest granted hereby shall attach when the Pledgor signs this Agreement and the Pledgor has any rights in the Collateral.

                                   ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

3.1  Representations and Warranties

     The Pledgor represents and warrants to each of the Beneficiaries as at the date hereof as follows:

     (a) the Pledgor is the legal and beneficial owner of and has good title to the Collateral free and clear of all Liens other than the Liens constituted by the Collateral Documents (and other Permitted Encumbrances) and all of the Pledged Securities have been validly issued and are outstanding as fully paid and non-assessable shares;

     (b) the Pledgor's entire interest in the capital of each of the Subsidiaries as of the date hereof is accurately described in Schedule B hereto;

     (c) this Agreement creates a valid security interest in all of the Pledgor's Collateral securing the payment of all the Secured Obligations. The Pledged Securities pledged by the Pledgor hereunder are, and any securities pledged in substitution therefor or in addition thereto will be, duly and validly pledged hereunder in accordance with Applicable Law;

     (d) the Pledgor has the right to pledge the Collateral as herein provided; and

     (e) the Pledgor is not a party to any outstanding agreement, option or contract to sell or otherwise dispose of all or any portion of the Collateral.

     The representations and warranties set out in this Agreement shall survive the execution and delivery of this Agreement notwithstanding any investigations or examinations which may be made by any of the Beneficiaries or their legal counsel. Such representations and warranties shall survive until this Agreement has been terminated and discharged in accordance with the Credit Agreement.

                                   ARTICLE 4
                DEALINGS WITH COLLATERAL AND ADDITIONAL COVENANTS

4.1  Rights and Duties of the Administrative Agent

     (a) In the holding of the Collateral, the Administrative Agent and any nominee on its behalf is only bound to exercise the same degree of care as it would exercise with respect to similar property of its own of similar value held in the same place. The Administrative Agent and any nominee on its behalf will be deemed to have exercised reasonable care with respect to the custody and preservation of the Collateral if it takes such action for that purpose as the Pledgor reasonably requests in writing, but failure of the Administrative Agent or its nominee to comply with any such request will not of itself be deemed a failure to exercise reasonable care, so long as the degree of care required by the immediately preceding sentence has been exercised.

     (b) The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession as required under Section 4.1(a) and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral and no such duties shall be implied as arising hereunder.

4.2  Voting and Other Rights

     (a) Subject to any restrictions in the Credit Agreement, unless an Event of Default has occurred which is continuing, the Pledgor is entitled to exercise, either directly or, if the Collateral is registered in the name of the Administrative Agent or its nominee, by power of attorney or proxy, all the rights and powers of a holder of such securities including the voting rights from time to time exercisable in respect of the Collateral and to give proxies, consents and waivers in respect thereof. No such action may be taken if it would violate or be inconsistent with this Agreement or any other Loan Document or, unless otherwise consented to by the Administrative Agent, would have the effect of imposing any restriction on the transferability of any of the Collateral.

     (b) Upon the occurrence of an Event of Default which is continuing, the Administrative Agent may give the Pledgor a notice prohibiting the Pledgor from exercising the rights and powers of a holder of such securities including the voting rights in respect of the Collateral, at which time all such rights of the Pledgor will cease immediately and the Administrative Agent will have the right to exercise the rights and powers related to such Collateral including the right to vote.

4.3  Distributions

     (a) Subject to any restrictions in the Credit Agreement, unless an Event of Default has occurred which is continuing:

          (i) the Pledgor is entitled to receive all Distributions or other payments in respect of the Collateral; and

          (ii) if the Collateral has been registered in the name of the Administrative Agent or its nominee, the Administrative Agent will execute and deliver (or cause to be executed and delivered) to the Pledgor all directions and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to receive the Distributions or other payments that the Pledgor is authorized to receive pursuant to Section 4.3(a)(i) above.

     (b) Upon the occurrence of an Event of Default which is continuing, all rights of the Pledgor pursuant to Section 4.3(a) will cease and the Administrative Agent will have the sole and exclusive right and authority to receive and retain all payments that the Pledgor would otherwise be authorized to retain pursuant to Section 4.3(a). All money and other property received by the Administrative Agent pursuant to the provisions of this Section 4.3(b) may be applied on account of the Secured Obligations or may be retained by the Administrative Agent as additional Collateral hereunder and be applied in accordance with the provisions of this Agreement.

4.4  Additional Covenants

     The Pledgor agrees that it shall:

     (a) not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Securities, (ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Securities, except for Permitted Encumbrances, or (iii) permit any Subsidiary to merge or consolidate except in accordance with the Credit Agreement and unless all of the outstanding Securities of the surviving or resulting Person are, upon such merger or consolidation, pledged hereunder and no cash, Securities or other property is distributed in respect of the outstanding Securities of any other constituent Person, unless the Administrative Agent otherwise consents;

     (b) cause each Subsidiary not to issue any Securities in addition to or in substitution for the Pledged Securities issued by such Subsidiary, except to Pledgor;

     (c) at its expense (i) perform and comply in all material respects with all terms and provisions of any agreement related to the Pledged Securities required to be performed or complied with by it, and (ii) maintain all such agreements in full force and effect;

     (d)  give Administrative Agent at least 30 days' prior written notice of
          (i) any change in such Pledgor's name, identity or corporate structure and (ii) any continuance or reorganization or other action that results in a change of the jurisdiction of organization of Pledgor; and

     (e) promptly deliver to Administrative Agent all material written notices received by it with respect to the Pledged Securities.

                                    ARTICLE 5
                            REMEDIES AND REALIZATION

5.1  Remedies of Administrative Agent

     (a) On and during the occurrence of an Event of Default that has not been waived in writing by the Administrative Agent, the Administrative Agent may, in addition to and without derogating in any way from its other available rights and remedies provided by Applicable Law, exercise all the rights and powers of a holder of the Collateral including:

          (i) transfer any part of the Collateral into the name of the Administrative Agent or its nominee if it has not already done so in accordance with Section 2.3;

          (ii) take such steps as it considers desirable to maintain, preserve or protect the Collateral;

          (iii) exercise any and all rights and remedies of the Pledgor under or in connection with the Collateral, including exercise voting rights attaching to the Collateral (whether or not registered in the name of the Administrative Agent or its nominee) and give or withhold all consents and waivers in respect thereof;

          (iv) exercise all rights of conversion, exchange or subscription, or any other rights, privileges or options pertaining to any of the Collateral;

          (v) from time to time realize upon, collect, sell, transfer, assign, give rights or options to purchase or otherwise dispose of and deliver any Collateral in such manner as may seem advisable to the Administrative Agent. For such purposes each requirement relating thereto and prescribed by law or otherwise is hereby waived by the Pledgor to the extent permitted by Applicable Law and in any offer or sale of any of the Collateral the Administrative Agent is authorized to comply with any limitation or restriction in connection with such offer or sale as the Administrative Agent may be advised by counsel is necessary in order to avoid any violation of Applicable Law, or in order to obtain any required approval of the sale or of the purchase by any Governmental Authority. Such compliance will not result in such sale being considered or deemed not to have been made in a commercially reasonable manner nor will the Administrative Agent be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction;

          (vi) purchase any of the Collateral, whether in connection with a sale made under the power of sale herein contained or pursuant to judicial proceedings or otherwise;

          (vii) subject to the requirements of Applicable Law, accept the Collateral in satisfaction or partial satisfaction of the Secured Obligations upon notice to the Pledgor of its intention to do so in the manner required by law;

          (viii) the Administrative Agent may charge on its own behalf and pay to others all amounts for reasonable expenses incurred and for services rendered in connection with the exercise of the rights and remedies of the Beneficiaries hereunder, including reasonable legal fees (on a solicitor and his own client basis), and accounting fees and expenses, and in every such case the amounts so paid together with all costs, charges and expenses incurred in connection therewith, including interest thereon at a rate per annum equal to the Prime Rate plus 2.0% per annum, shall be added to and form part of the Secured Obligations hereby secured; and

          (ix) the Administrative Agent may discharge any claim, Lien, encumbrance or any rights of others that may exist or be threatened against the Collateral, and in every such case the amounts so paid together with all reasonable costs, charges and expenses incurred in connection therewith shall be added to the Secured Obligations hereby secured.

     (b)  The Administrative Agent and the other Beneficiaries may:

          (i)  grant extensions of time;

          (ii) take and perfect or abstain from taking and perfecting security;

          (iii) give up securities;

          (iv) accept compositions or compromises;

          (v)  grant releases and discharges; and

          (vi) release any part of the Collateral or otherwise deal with the Pledgor, debtors and creditors of the Pledgor, sureties and others and with the Collateral and other security as the Administrative Agent sees fit, without prejudice to the liability of the Pledgor to the Administrative Agent and the other Beneficiaries or their rights hereunder.

     (c) The Beneficiaries shall not be liable or responsible for any failure to seize, collect, realize, or obtain payment with respect to the Collateral and shall not be bound to institute proceedings or to take other steps for the purpose of seizing, collecting, realizing or obtaining possession or payment with respect to the Collateral or for the purpose of preserving any rights of the Administrative Agent, the Pledgor or any other Person, in respect of the Collateral.

     (d) The Administrative Agent shall apply any proceeds of realization of the Collateral to payment of reasonable expenses in connection with the preservation and realization of the Collateral as above described and the Administrative Agent shall apply any balance of such proceeds to payment of the Secured Obligations in accordance with the Credit Agreement. Subject to the requirements of Applicable Law, any surplus realized in excess of the Secured Obligations shall be paid over to the Pledgor.

5.2  Power of Attorney

     The Pledgor hereby appoints the Administrative Agent as attorney of the Pledgor, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Administrative Agent's discretion at any time after the occurrence and during the continuance of an Event of Default, to take any and all actions authorized or permitted to be taken by the Administrative Agent under this Agreement or by Applicable Law and to: (a) execute and deliver all instruments and other documents and do all such further acts and things as may be reasonably required by the Administrative Agent enforce the Charge and remedies provided hereunder or to better evidence and perfect the Charge; and (b) take any action and execute any instrument which the Administrative Agent, acting reasonably, may deem necessary or advisable to accomplish the purposes of this Agreement, including, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral, to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection therewith, and to file any claims or take any action or institute any proceedings which the Administrative Agent may deem to be necessary or desirable for the collection thereof. Such appointment of the Administrative Agent as the Pledgor's attorney is coupled with an interest and is irrevocable.

                                    ARTICLE 6
                                     GENERAL

6.1  Subsidiaries as Signatories

     Each of the Subsidiaries party hereto hereby consents to the granting of the Charge in and to the Collateral to the extent required and hereby acknowledges all of the terms and conditions of this Agreement and covenants and agrees that it shall not act in a manner inconsistent herewith and shall execute and deliver all instruments and other documents and do all such further acts and things as may be reasonably required by the Administrative Agent to effectively carry out the full intent and meaning of this Agreement, including, when required hereunder, to enforce the Charge and remedies provided hereunder or to better evidence and perfect the Charge. The Subsidiaries are executing this Agreement solely for the purposes set forth in the immediately preceding sentence; the agreement of the Subsidiaries shall not be required for the amendment of this Agreement unless its obligations under this Section 6.1 are affected thereby.

6.2  New Subsidiaries

     If the Pledgor creates, forms or acquires a Subsidiary that is not a party to this Agreement, the Pledgor shall promptly after the new Subsidiary is created, formed or acquired:

     (a) deliver the Certificates representing the Pledged Securities of such new Subsidiary, together with the appropriate Transfer Documents, to the Administrative Agent and take such other action as required by
          Section 2.2 hereof; and

     (b) cause such new Subsidiary to become a party to and be bound by this Agreement by executing and delivering to the Administrative Agent an Addition Agreement substantially in the form of Schedule "A".

6.3  Benefit of the Agreement

     This Agreement shall be binding upon the successors and permitted assigns of the Pledgor and shall benefit the successors and permitted assigns of the Administrative Agent and other Beneficiaries.

6.4  Conflict of Terms; Entire Agreement

     This Agreement has been entered into as collateral security for the Secured Obligations and is subject to all the terms and conditions of the Credit Agreement and, if there is any conflict or inconsistency between the provisions of this Agreement and the provisions of the Credit Agreement, the rights and obligations of the Pledgor, the Administrative Agent and Beneficiaries shall be governed by the provisions of the Credit Agreement. This Agreement together with the Credit Agreement and the other Loan Documents constitute the entire agreement between the Pledgor and the Administrative Agent with respect to the subject matter hereof. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the Beneficiaries and the Pledgor except as expressly set forth therein and herein.

6.5  Notices

     Any demand, notice or other communication to be given in connection with this Agreement shall be given in writing and may be given by personal delivery, registered mail, facsimile or other electronic means, addressed to the recipient as follows:

To the Pledgor:

   Acheson Industrial Park #2
   53016 - Highway 60
   Spruce Grove, Alberta T7X 3G7

   Attention:President
   Facsimile:(780) 960-7103

To the Administrative Agent:

   Royal Bank of Canada, as Administrative Agent
   P.O. Box 50, 200 Bay Street
   Royal Bank Plaza
   12th Floor, South Tower
   Toronto, Ontario M5J 2W7

   Attention: Manager Agency
   Facsimile: (416) 842-4023

To a Subsidiary:

     At the Pledgor's address noted above (or at such other address indicated in a Subsidiary's Addition Agreement provided pursuant to Section 6.2 or other notice in writing)

or to such other address or facsimile number as any party may from time to time notify the other in accordance with this Section. Any notice, communication or demand made or given by personal delivery during usual business hours at the place of receipt on a Business Day shall be deemed to have been given on the day of actual delivery thereof. Any notice, communication or demand made or given by personal delivery after usual business hours on a Business Day or by facsimile or other electronic means of communication shall be deemed to have been given on the first Business Day following the transmittal thereof.

6.6  Modification; Waivers; Assignment

     This Agreement may not be amended or modified in any respect except by written instrument signed by the Pledgor and the Administrative Agent. No waiver of any provision of this Agreement by the Administrative Agent shall be effective unless the same is in writing and signed by the Administrative Agent, and then such waiver shall be effective only in the specific instance and for the specific purpose for which it is given. The rights of the Administrative Agent (including those of any Beneficiary) under this Agreement may only be assigned in accordance with the requirements of the Credit Agreement. The Pledgor cannot assign its obligations under this Agreement. Any assignee of a Beneficiary shall be bound hereby, mutatis mutandis.

6.7  Additional Continuing Security

     This Agreement and the Charge granted hereby are in addition to and not in substitution for any other security now or hereafter held by the Administrative Agent or the other

Beneficiaries and this Agreement is a continuing agreement and security that shall remain in full force and effect until discharged by the Administrative Agent.

6.8  Discharge

     The Pledgor and the Collateral shall not, unless otherwise required by the Credit Agreement, be discharged from the Charge or from this Agreement except by a release or discharge in writing signed by the Administrative Agent upon the permanent payment in full of the Secured Obligations.

6.9  No Release

     Subject to Section 4.1(a), the loss, injury or destruction of any of the Collateral shall not operate in any manner to release or discharge the Pledgor from any of its liabilities to the Beneficiaries.

6.10 No Obligation to Act

     Notwithstanding any provision of this Agreement or any other Loan Document or the operation, application or effect hereof, the Administrative Agent, the other Beneficiaries, or any representative or agent acting for or on behalf of the foregoing, shall not have any obligation whatsoever to exercise or refrain from exercising any right, power, privilege or interest hereunder or to receive or claim any benefit hereunder.

6.11 Admit to Benefit

     No Person other than the Pledgor and the Beneficiaries shall have any rights or benefits under this Agreement, nor is it intended that any such Person gain any benefit or advantage as a result of this Agreement nor shall this Agreement constitute a subordination of any security in favour of such Person.

6.12 Time of the Essence

     Time shall be of the essence with regard to this Agreement.

6.13 Waiver of Financing Statement, etc.

     To the extent permitted by Applicable Law, the Pledgor hereby waives the right to receive from the Administrative Agent or the other Beneficiaries a copy of any financing statement, financing change statement or other statement or document filed or registered at any time in respect of this Agreement or any verification statement or other statement or document issued by any registry that confirms or evidences registration of or relates to this Agreement.

6.14 Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein.

6.15 Attornment

     The Pledgor, the Administrative Agent and each of the other Beneficiaries each hereby attorn and submit to the jurisdiction of the courts of the Province of Alberta. For the purpose of all legal proceedings, this Agreement shall be deemed to have been performed in the Province of Alberta and the courts of the Province of Alberta shall have jurisdiction to entertain any action or proceeding arising under this Agreement. Notwithstanding the foregoing, nothing herein shall be construed nor operate to limit the right of the Pledgor, the Administrative Agent or any other Beneficiary to commence any action or proceeding relating hereto in any other jurisdiction, nor to limit the right of the courts of any other jurisdiction to take jurisdiction over any action, proceeding or matter relating hereto.

6.16 Executed Copy

     The Pledgor hereby acknowledges receipt of a fully executed copy of this Agreement.

6.17 Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

6.18 Amalgamation of Subsidiaries

     The Pledgor acknowledges and agrees that (a) forthwith upon consummation of the Acquisition and following execution of this Agreement, NACG Acquisition Inc. and North American Construction Group Inc. will amalgamate, with the continuing corporation being North American Construction Group Inc. ("Amalco"), and (b) immediately upon the issuance of the Certificate of Amalgamation by Industry Canada, all Securities of Amalco held by the Pledgor shall become Pledged Securities hereunder and the Pledgor shall deliver to the Administrative Agent all Certificates representing such Pledged Securities endorsed for transfer in blank and/or accompanied by Transfer Documents duly executed in blank by the Pledgor, and (c) Amalco shall be a Subsidiary hereunder and a party hereto for all purposes and this Agreement shall remain in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed this Agreement effective as of the date hereof.

                               PLEDGOR:

                               NORTH AMERICAN ENERGY PARTNERS INC.


                               By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                               SUBSIDIARIES:

                               NACG ACQUISITION INC.


                               By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                               NACG FINANCE LLC


                               By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                               AGENT:

                               ROYAL BANK OF CANADA, as Administrative Agent


                               By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                               By:
                                  ----------------------------------------------
                                  Name:
                                  Title:

                                   SCHEDULE A
                       TO THE SECURITIES PLEDGE AGREEMENT

                           FORM OF ADDITION AGREEMENT

                               ADDITION AGREEMENT

     This Agreement is made as of _, 200_

BY:

          [_], a corporation under the laws of _ (the "New Subsidiary").

IN FAVOUR OF:

               ROYAL BANK OF CANADA, for itself and as agent for and on behalf of the Lenders and the Swap Lenders (hereinafter referred to as the "Administrative Agent")

WHEREAS pursuant to the Securities Pledge Agreement, the Pledgor is required to cause any new Subsidiary to be added as a party to the Securities Pledge Agreement by causing such new Subsidiary to execute this Addition Agreement;

AND WHEREAS the New Subsidiary has agreed to be bound by the Securities Pledge Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the foregoing recitals, the covenants and agreements herein contained and for other good and valuable consideration (the receipt and adequacy of which are hereby conclusively acknowledged), the New Subsidiary agrees as follows:

1.   Reference to Securities Pledge Agreement

     (a) This Addition Agreement relates to the Securities Pledge Agreement dated as of November 26, 2003 among North American Energy Partners Inc., as pledgor, the Administrative Agent, and the Subsidiaries party thereto, as amended, modified, supplemented, restated or replaced in accordance with the provisions thereof (the "Securities Pledge Agreement").

     (b) Capitalized terms used herein (including in the recitals and the preamble hereto) and not otherwise defined herein shall have the same meanings as are ascribed thereto in the Securities Pledge Agreement.

2.   Addition

     Effective as of _, 200_ (the "Addition Date"), the New Subsidiary shall become a party to the Securities Pledge Agreement as fully as if it had been an original signatory thereunder, and shall have all of the obligations of a Subsidiary under the Securities

     Pledge Agreement, including those set forth in Section 6.1 of the Securities Pledge Agreement.

3.   Notice

     Any notice or other communication to the New Subsidiary in connection with this Agreement or the Securities Pledge Agreement shall be deemed to be delivered if delivered in the manner set forth in Section 6.4 of the Securities Pledge Agreement at the following address:

          _
          [address]

          Attention: _
          Facsimile: _

4.   Governing Law

     This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein and shall be treated in all respects as an Alberta contract.

     IN WITNESS WHEREOF the New Subsidiary has executed this Agreement as of the date first written above.

_


By:
    -------------------------------------
    Name:
    Title:

By:
    -------------------------------------
    Name:
    Title:

                                   SCHEDULE B
               TO THE SECURITIES PLEDGE AGREEMENT FOR THE BORROWER

                DESCRIPTION OF PLEDGOR'S INTEREST IN SUBSIDIARIES

--------------------------------------------------------------------------------
Name of Subsidiary:
--------------------------------------------------------------------------------
Issued Share Capital:
--------------------------------------------------------------------------------
Share Certificates and
Transfer Documents:
--------------------------------------------------------------------------------

                                   EXHIBIT XVI
                               TO CREDIT AGREEMENT

                       FORM OF SECURITIES PLEDGE AGREEMENT
                        FOR SUBSIDIARIES OF THE BORROWER

                           SECURITIES PLEDGE AGREEMENT

THIS AGREEMENT made as of November 26, 2003

AMONG:

          [INSERT NAME OF SUBSIDIARY], a corporation under the laws of _ (the "Pledgor")

                                     - and -

          ROYAL BANK OF CANADA, for itself and as agent for and on behalf of the Lenders and the Swap Lenders (hereinafter referred to as the "Administrative Agent")

                                     - and -

          THE SUBSIDIARIES OF THE PLEDGOR WHO ARE OR FROM TIME TO TIME BECOME PARTY HERETO

WHEREAS the Pledgor has agreed to pledge the Collateral in order to secure the payment and performance of the Secured Obligations, for which purpose the Beneficiaries have appointed and authorized the Administrative Agent to act as their attorney and agent for purposes of holding certain security granted by the Pledgor.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the foregoing recitals, the covenants and agreements herein contained and for other good and valuable consideration (the receipt and adequacy of which are hereby conclusively acknowledged), the parties hereto agree as follows:

                                   ARTICLE 1
                                 INTERPRETATION

1.1  Definitions

     In this Agreement, unless something in the subject matter or context otherwise requires, capitalized terms used herein and not otherwise defined in this Agreement (including the recitals and the preamble hereto) shall have the meanings as are ascribed to such terms in the Credit Agreement and, in addition:

     "Agreement" means this agreement, as amended, modified, supplemented or restated from time to time in accordance with the provisions hereof.

                                     XVI-1

     "Beneficiaries" means the Lenders, the Swap Lenders and Royal Bank of Canada, for itself and as agent for and on behalf of the Lenders and the Swap Lenders from time to time.

     "Certificates" means all certificates and instruments evidencing or representing the Pledged Securities.

     "Charge" means the Liens created hereunder.

     "Collateral" has the meaning set forth in Section 2.1.

     "Credit Agreement" means the Credit Agreement dated as of November 26, 2003 among North American Energy Partners Inc., as borrower, the Persons party thereto as lenders, Royal Bank of Canada, as agent, and the other agents, as amended, supplemented or otherwise modified or restated from time to time.

     "Distribution" means:

     (a) the declaration, payment or setting aside for payment of any dividend or distribution on or in respect of any of the Collateral;

     (b)  the payment, distribution or return of any capital of any Subsidiary;
          or

     (c) the redemption, retraction, purchase, retirement or other acquisition, in whole or in part, of any interests in the capital of any Subsidiary or any securities, instruments, or contractual rights capable of being converted into, exchanged or exercised for interests in the capital of any Subsidiary.

     "Pledged Securities" means all of the shares, options, warrants, rights and other securities and equity interests that the Pledgor now has or holds or hereafter has, holds, acquires, possesses or becomes entitled to in the capital of its Subsidiaries or their successors.

     "Pledgor Guarantee" means the Guarantee dated as of November 26, 2003 made by the Pledgor in favour of the Beneficiaries, as amended, supplemented or otherwise modified or restated from time to time.

     "PPSA" means the Personal Property Security Act (Alberta), including the regulations thereunder, as now enacted or as the same may from time to time be amended, re-enacted or replaced.

     "Secured Obligations" means, collectively and at any time and from time to time, all of the obligations, indebtedness and liabilities (present or future, absolute or contingent, matured or not) of the Pledgor to the Beneficiaries or any of them under the Pledgor Guarantee, whether the same are from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again.

     "Subsidiary" means, with respect to the Pledgor, any corporation, partnership, trust, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests

                                     XVI-2
     entitled (without regard to the occurrence of any contingency) to vote in the election of the members of the Governing Body is at the time owned or controlled, directly or indirectly, by the Pledgor or one or more of the other Subsidiaries of the Pledgor or a combination thereof;

     "Transfer Documents" means, with respect to the transfer of Certificates or other Collateral, certificate transfers, powers of attorney or other instruments of transfer, in each case, executed in blank and in form and substance as may be required (from time to time) by the Administrative Agent.

1.2  Personal Property Security Act Definitions

     Unless something in the subject matter or context otherwise requires, all terms defined in the PPSA which are used in this Agreement shall have the meanings as are ascribed to such terms in the PPSA.

1.3  Interpretation

     In this Agreement:

     (a) words importing the masculine gender include the feminine and neuter genders, corporations, partnerships and other Persons, and words in the singular include the plural, and vice versa, wherever the context requires;

     (b) all references to designated Articles, Sections and other subdivisions are, unless the context otherwise requires, to be designated Articles, Sections and other subdivisions of this Agreement;

     (c) any reference to a statute will include and will be deemed to be a reference to the regulations made pursuant to it, and to all amendments made to the statute and regulations in force from time to time, and to any statute or regulation that may be passed which has the effect of supplementing or superseding the statute referred to or the relevant regulation;

     (d) references herein to any document, instrument or agreement means such document, instrument or agreement as originally executed, as modified, amended, supplemented or restated from time to time;

     (e) the word "include(s)" means "include(s), without limitation", and the word "including" means "including, but not limited to";

     (f) any reference to a Person will include and will be deemed to be a reference to any Person that is a successor to that Person;

     (g) "hereof', "hereto", "herein", and "hereunder" mean and refer to this Agreement and not to any particular Article, Section or other subdivision;

     (h) the headings are for convenience of reference only, do not form part of this Agreement and are not to be considered in the interpretation of this Agreement; and

                                     XVI-3

     (i) any schedule hereto is incorporated by reference and shall be deemed to be part of this Agreement.

                                   ARTICLE 2
                                     PLEDGE

2.1  Pledge

     As collateral security for the prompt and complete payment and performance when due of the Secured Obligations, the Pledgor does hereby pledge, hypothecate, assign, charge, convey, set over and transfer unto the Administrative Agent for the benefit of the Beneficiaries and does hereby grant to the Administrative Agent for the benefit of the Beneficiaries a continuing security interest in and to, and does hereby deliver unto the Administrative Agent for the benefit of the Beneficiaries, all of the right, title and interest of the Pledgor in, to and under the following, whether now owned or hereafter held, possessed of, entitled to or acquired (including by way of amalgamation or otherwise) and whether now existing or hereafter coming into existence (all being collectively referred to herein as the "Collateral"):

     (a)  the Pledged Securities;

     (b)  all Certificates;

     (c) all Distributions, whether in shares, other securities, money or property, received or receivable upon or in respect of the Pledged Securities and all interest payments and money or other property paid or payable on account of any return on, or repayment of, capital in respect of the Pledged Securities or otherwise distributed or distributable in respect thereof or that will in any way be charged to, or be payable out of, the capital of the issuer of the Pledged Securities in respect thereof;

     (d) all securities issued in substitution for or in addition to any of the foregoing, any Certificates representing or evidencing such securities, and all cash, securities, distributions and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

     (e) all other property that may at any time be received or receivable or otherwise distributed or distributable to the Pledgor in respect of, in substitution for, in addition to or in exchange for, any of the foregoing; and

     (f) to the extent not included in the foregoing, all cash and non-cash proceeds in respect of the foregoing and all rights and interest of the Pledgor in respect thereof or evidenced thereby including all money received or receivable from time to time by the Pledgor in connection with the sale of any of the foregoing (including all proceeds received or receivable in connection with the redemption or purchase for cancellation of any of the Pledged Securities).

                                     XVI-4

2.2  Subsequently Acquired Certificates

     Any additional Certificates at any time or from time to time after the date hereof acquired or otherwise held by the Pledgor (by purchase, distribution or otherwise), including any Certificates representing Pledged Securities of a Subsidiary created, formed or acquired after the date hereof, shall form part of the Collateral and the Pledgor will: (a) forthwith deliver such Certificates to the Administrative Agent endorsed for transfer in blank and/or accompanied by Transfer Documents duly executed in blank by the Pledgor, and (b) ensure that all actions required to perfect the security interest therein of the Administrative Agent under any requirement of law (including under the PPSA or other Applicable Law) are promptly taken.

2.3  Delivery of Collateral; Registration in Name of the Administrative Agent

     All Certificates shall be endorsed for transfer in blank and/or accompanied by Transfer Documents duly executed in blank by the Pledgor, all as satisfactory to the Administrative Agent, and shall be delivered immediately to the Administrative Agent or its nominee. Such Certificates and the Pledged Securities represented thereby shall, at the option of the Administrative Agent, be registered in the name of the Administrative Agent or its nominee upon the occurrence of an Event of Default.

2.4  Uncertificated Interests

     Notwithstanding anything to the contrary contained in Sections 2.1 and 2.2 above, if any of the Pledged Securities (whether now owned or hereafter acquired) is not evidenced by a Certificate, the Pledgor shall promptly notify the Administrative Agent and shall promptly take all actions required to perfect the Charge under Applicable Law (including under the PPSA). The Pledgor further agrees to take such actions as the Administrative Agent, acting reasonably, considers necessary or desirable to effect the foregoing and to permit the Administrative Agent to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel satisfactory to the Administrative Agent, acting reasonably, with respect to any such pledge of uncertificated interests upon the written request of the Administrative Agent.

2.5  Attachment

     The Pledgor acknowledges that value has been given and agrees that the security interest granted hereby shall attach when the Pledgor signs this Agreement and the Pledgor has any rights in the Collateral.

                                   ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

3.1  Representations and Warranties

     The Pledgor represents and warrants to each of the Beneficiaries as at the date hereof as follows:

     (a) the Pledgor is the legal and beneficial owner of and has good title to the Collateral free and clear of all Liens other than the Liens constituted by the Collateral Documents (and other Permitted Encumbrances) and all of the Pledged Securities

                                     XVI-5
          have been validly issued and are outstanding as fully paid and non-assessable shares;

     (b) the Pledgor's entire interest in the capital of each of the Subsidiaries as of the date hereof is accurately described in Schedule B hereto;

     (c) this Agreement creates a valid security interest in all of the Pledgor's Collateral securing the payment of all the Secured Obligations. The Pledged Securities pledged by the Pledgor hereunder are, and any securities pledged in substitution therefor or in addition thereto will be, duly and validly pledged hereunder in accordance with Applicable Law;

     (d) the Pledgor has the right to pledge the Collateral as herein provided; and

     (e) the Pledgor is not a party to any outstanding agreement, option or contract to sell or otherwise dispose of all or any portion of the Collateral.

     The representations and warranties set out in this Agreement shall survive the execution and delivery of this Agreement notwithstanding any investigations or examinations which may be made by any of the Beneficiaries or their legal counsel. Such representations and warranties shall survive until this Agreement has been terminated and discharged in accordance with the Credit Agreement.

                                   ARTICLE 4
                DEALINGS WITH COLLATERAL AND ADDITIONAL COVENANTS

4.1  Rights and Duties of the Administrative Agent

     (a) In the holding of the Collateral, the Administrative Agent and any nominee on its behalf is only bound to exercise the same degree of care as it would exercise with respect to similar property of its own of similar value held in the same place. The Administrative Agent and any nominee on its behalf will be deemed to have exercised reasonable care with respect to the custody and preservation of the Collateral if it takes such action for that purpose as the Pledgor reasonably requests in writing, but failure of the Administrative Agent or its nominee to comply with any such request will not of itself be deemed a failure to exercise reasonable care, so long as the degree of care required by the immediately preceding sentence has been exercised.

     (b) The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession as required under Section 4.1(a) and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral and no such duties shall be implied as arising hereunder.

                                     XVI-6

4.2  Voting and Other Rights

     (a) Subject to any restrictions in the Credit Agreement, unless an Event of Default has occurred which is continuing, the Pledgor is entitled to exercise, either directly or, if the Collateral is registered in the name of the Administrative Agent or its nominee, by power of attorney or proxy, all the rights and powers of a holder of such securities including the voting rights from time to time exercisable in respect of the Collateral and to give proxies, consents and waivers in respect thereof. No such action may be taken if it would violate or be inconsistent with this Agreement or any other Loan Document or, unless otherwise consented to by the Administrative Agent, would have the effect of imposing any restriction on the transferability of any of the Collateral.

     (b) Upon the occurrence of an Event of Default which is continuing, the Administrative Agent may give the Pledgor a notice prohibiting the Pledgor from exercising the rights and powers of a holder of such securities including the voting rights in respect of the Collateral, at which time all such rights of the Pledgor will cease immediately and the Administrative Agent will have the right to exercise the rights and powers related to such Collateral including the right to vote.

4.3  Distributions

     (a) Subject to any restrictions in the Credit Agreement, unless an Event of Default has occurred which is continuing:

          (i) the Pledgor is entitled to receive all Distributions or other payments in respect of the Collateral; and

          (ii) if the Collateral has been registered in the name of the Administrative Agent or its nominee, the Administrative Agent will execute and deliver (or cause to be executed and delivered) to the Pledgor all directions and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to receive the Distributions or other payments that the Pledgor is authorized to receive pursuant to Section 4.3(a)(i) above.

     (b) Upon the occurrence of an Event of Default which is continuing, all rights of the Pledgor pursuant to Section 4.3(a) will cease and the Administrative Agent will have the sole and exclusive right and authority to receive and retain all payments that the Pledgor would otherwise be authorized to retain pursuant to Section 4.3(a). All money and other property received by the Administrative Agent pursuant to the provisions of this Section 4.3(b) may be applied on account of the Secured Obligations or may be retained by the Administrative Agent as additional Collateral hereunder and be applied in accordance with the provisions of this Agreement.

4.4  Additional Covenants

     The Pledgor agrees that it shall:

                                     XVI-7

     (a) not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Securities, (ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Securities, except for Permitted Encumbrances, or (iii) permit any Subsidiary to merge or consolidate except in accordance with the Credit Agreement and unless all of the outstanding Securities of the surviving or resulting Person are, upon such merger or consolidation, pledged hereunder and no cash, Securities or other property is distributed in respect of the outstanding Securities of any other constituent Person, unless the Administrative Agent otherwise consents;

     (b) cause each Subsidiary not to issue any Securities in addition to or in substitution for the Pledged Securities issued by such Subsidiary, except to Pledgor;

     (c) at its expense (i) perform and comply in all material respects with all terms and provisions of any agreement related to the Pledged Securities required to be performed or complied with by it, and (ii) maintain all such agreements in full force and effect;

     (d)  give Administrative Agent at least 30 days' prior written notice of
          (i) any change in such Pledgor's name, identity or corporate structure and (ii) any continuance or reorganization or other action that results in a change of the jurisdiction of organization of Pledgor; and

     (e) promptly deliver to Administrative Agent all material written notices received by it with respect to the Pledged Securities.

                                   ARTICLE 5
                            REMEDIES AND REALIZATION

5.1  Remedies of Administrative Agent

     (a) On and during the occurrence of an Event of Default that has not been waived in writing by the Administrative Agent, the Administrative Agent may, in addition to and without derogating in any way from its other available rights and remedies provided by Applicable Law, exercise all the rights and powers of a holder of the Collateral including:

          (i) transfer any part of the Collateral into the name of the Administrative Agent or its nominee if it has not already done so in accordance with Section 2.3;

          (ii) take such steps as it considers desirable to maintain, preserve or protect the Collateral;

          (iii) exercise any and all rights and remedies of the Pledgor under or in connection with the Collateral, including exercise voting rights attaching to the Collateral (whether or not registered in the name of the Administrative Agent or its nominee) and give or withhold all consents and waivers in respect thereof;

                                     XVI-8

          (iv) exercise all rights of conversion, exchange or subscription, or any other rights, privileges or options pertaining to any of the Collateral;

          (v) from time to time realize upon, collect, sell, transfer, assign, give rights or options to purchase or otherwise dispose of and deliver any Collateral in such manner as may seem advisable to the Administrative Agent. For such purposes each requirement relating thereto and prescribed by Applicable Law or otherwise is hereby waived by the Pledgor to the extent permitted by Applicable Law and in any offer or sale of any of the Collateral the Administrative Agent is authorized to comply with any limitation or restriction in connection with such offer or sale as the Administrative Agent may be advised by counsel is necessary in order to avoid any violation of Applicable Law, or in order to obtain any required approval of the sale or of the purchase by any Governmental Authority. Such compliance will not result in such sale being considered or deemed not to have been made in a commercially reasonable manner nor will the Administrative Agent be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction;

          (vi) purchase any of the Collateral, whether in connection with a sale made under the power of sale herein contained or pursuant to judicial proceedings or otherwise;

          (vii) subject to the requirements of Applicable Law, accept the Collateral in satisfaction or partial satisfaction of the Secured Obligations upon notice to the Pledgor of its intention to do so in the manner required by law;

          (viii) the Administrative Agent may charge on its own behalf and pay to others all amounts for reasonable expenses incurred and for services rendered in connection with the exercise of the rights and remedies of the Beneficiaries hereunder, including reasonable legal fees (on a solicitor and his own client basis), and accounting fees and expenses, and in every such case the amounts so paid together with all costs, charges and expenses incurred in connection therewith, including interest thereon at a rate per annum equal to the Prime Rate plus 2.0% per annum, shall be added to and form part of the Secured Obligations hereby secured; and

          (ix) the Administrative Agent may discharge any claim, Lien, encumbrance or any rights of others that may exist or be threatened against the Collateral, and in every such case the amounts so paid together with all reasonable costs, charges and expenses incurred in connection therewith shall be added to the Secured Obligations hereby secured.

     (b)  The Administrative Agent and the other Beneficiaries may:

          (i)  grant extensions of time;

          (ii) take and perfect or abstain from taking and perfecting security;

                                     XVI-9

          (iii) give up securities;

          (iv) accept compositions or compromises;

          (v)  grant releases and discharges; and

          (vi) release any part of the Collateral or otherwise deal with the Pledgor, debtors and creditors of the Pledgor, sureties and others and with the Collateral and other security as the Administrative Agent sees fit, without prejudice to the liability of the Pledgor to the Administrative Agent and the other Beneficiaries or their rights hereunder.

     (c) The Beneficiaries shall not be liable or responsible for any failure to seize, collect, realize, or obtain payment with respect to the Collateral and shall not be bound to institute proceedings or to take other steps for the purpose of seizing, collecting, realizing or obtaining possession or payment with respect to the Collateral or for the purpose of preserving any rights of the Administrative Agent, the Pledgor or any other Person, in respect of the Collateral.

     (d) The Administrative Agent shall apply any proceeds of realization of the Collateral to payment of reasonable expenses in connection with the preservation and realization of the Collateral as above described and the Administrative Agent shall apply any balance of such proceeds to payment of the Secured Obligations in accordance with the Credit Agreement. Subject to the requirements of Applicable Law, any surplus realized in excess of the Secured Obligations shall be paid over to the Pledgor.

5.2  Power of Attorney

     The Pledgor hereby appoints the Administrative Agent as attorney of the Pledgor, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Administrative Agent's discretion at any time after the occurrence and during the continuance of an Event of Default, to take any and all actions authorized or permitted to be taken by the Administrative Agent under this Agreement or by Applicable Law and to: (a) execute and deliver all instruments and other documents and do all such further acts and things as may be reasonably required by the Administrative Agent enforce the Charge and remedies provided hereunder or to better evidence and perfect the Charge; and (b) take any action and execute any instrument which the Administrative Agent, acting reasonably, may deem necessary or advisable to accomplish the purposes of this Agreement, including, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral, to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection therewith, and to file any claims or take any action or institute any proceedings which the Administrative Agent may deem to be necessary or desirable for the collection thereof. Such appointment of the Administrative Agent as the Pledgor's attorney is coupled with an interest and is irrevocable.

                                     XVI-10

                                    ARTICLE 6
                                     GENERAL

6.1  Subsidiaries as Signatories

     Each of the Subsidiaries party hereto hereby consents to the granting of the Charge in and to the Collateral to the extent required and hereby acknowledges all of the terms and conditions of this Agreement and covenants and agrees that it shall not act in a manner inconsistent herewith and shall execute and deliver all instruments and other documents and do all such further acts and things as may be reasonably required by the Administrative Agent to effectively carry out the full intent and meaning of this Agreement, including, when required hereunder, to enforce the Charge and remedies provided hereunder, or to better evidence and perfect the Charge. The Subsidiaries are executing this Agreement solely for the purposes set forth in the immediately preceding sentence; the agreement of the Subsidiaries shall not be required for the amendment of this Agreement unless its obligations under this Section 6.1 are affected thereby.

6.2  New Subsidiaries

     If the Pledgor creates, forms or acquires a Subsidiary that is not a party to this Agreement, the Pledgor shall promptly after the new Subsidiary is created, formed or acquired:

     (a) deliver the Certificates representing the Pledged Securities of such new Subsidiary, together with the appropriate Transfer Documents, to the Administrative Agent and take such other action as required by
          Section 2.2 hereof; and

     (b) cause such new Subsidiary to become a party to and be bound by this Agreement by executing and delivering to the Administrative Agent an Addition Agreement substantially in the form of Schedule "A".

6.3  Benefit of the Agreement

     This Agreement shall be binding upon the successors and permitted assigns of the Pledgor and shall benefit the successors and permitted assigns of the Administrative Agent and other Beneficiaries.

6.4  Conflict of Terms; Entire Agreement

     This Agreement has been entered into as collateral security for the Secured Obligations and is subject to all the terms and conditions of the Credit Agreement and, if there is any conflict or inconsistency between the provisions of this Agreement and the provisions of the Credit Agreement, the rights and obligations of the Pledgor, the Administrative Agent and Beneficiaries shall be governed by the provisions of the Credit Agreement. This Agreement together with the Credit Agreement and the other Loan Documents constitute the entire agreement between the Pledgor and the Administrative Agent with respect to the subject matter hereof. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the Beneficiaries and the Pledgor except as expressly set forth therein and herein.

                                     XVI-11

6.5  Notices

     Any demand, notice or other communication to be given in connection with this Agreement shall be given in writing and may be given by personal delivery, registered mail, facsimile or other electronic means, addressed to the recipient as follows:

To the Pledgor:

     Acheson Industrial Park #2
     53016 - Highway 60
     Spruce Grove, Alberta T7X 3G7

     Attention: President
     Facsimile: (780) 960-7103

To the Administrative Agent:

     Royal Bank of Canada, as Administrative Agent
     P.O. Box 50, 200 Bay Street
     Royal Bank Plaza
     12th Floor, South Tower
     Toronto, Ontario M5J 2W7

     Attention: Manager Agency
     Facsimile: (416) 842-4023

To a Subsidiary:

     At the Pledgor's address noted above (or at such other address indicated in a Subsidiary's Addition Agreement provided pursuant to Section 6.2 or other notice in writing)

or to such other address or facsimile number as any party may from time to time notify the other in accordance with this Section. Any notice, communication or demand made or given by personal delivery during usual business hours at the place of receipt on a Business Day shall be deemed to have been given on the day of actual delivery thereof. Any notice, communication or demand made or given by personal delivery after usual business hours on a Business Day or by facsimile or other electronic means of communication shall be deemed to have been given on the first Business Day following the transmittal thereof.

6.6  Modification; Waivers; Assignment

     This Agreement may not be amended or modified in any respect except by written instrument signed by the Pledgor and the Administrative Agent. No waiver of any provision of this Agreement by the Administrative Agent shall be effective unless the same is in writing and signed by the Administrative Agent, and then such waiver shall be effective only in the specific instance and for the specific purpose for which it is given. The rights of the Administrative Agent (including those of any Beneficiary) under this Agreement may only be assigned in accordance with the requirements of the Credit Agreement. The Pledgor cannot assign its

                                     XVI-12
obligations under this Agreement. Any assignee of a Beneficiary shall be bound hereby, mutatis mutandis.

6.7  Additional Continuing Security

     This Agreement and the Charge granted hereby are in addition to and not in substitution for any other security now or hereafter held by the Administrative Agent or the other Beneficiaries and this Agreement is a continuing agreement and security that shall remain in full force and effect until discharged by the Administrative Agent.

6.8  Discharge

     The Pledgor and the Collateral shall not, unless otherwise required by the Credit Agreement, be discharged from the Charge or from this Agreement except by a release or discharge in writing signed by the Administrative Agent upon the permanent payment in full of the Secured Obligations.

6.9  No Release

     Subject to Section 4.1(a), the loss, injury or destruction of any of the Collateral shall not operate in any manner to release or discharge the Pledgor from any of its liabilities to the Beneficiaries.

6.10 No Obligation to Act

     Notwithstanding any provision of this Agreement or any other Loan Document or the operation, application or effect hereof, the Administrative Agent, the other Beneficiaries, or any representative or agent acting for or on behalf of the foregoing, shall not have any obligation whatsoever to exercise or refrain from exercising any right, power, privilege or interest hereunder or to receive or claim any benefit hereunder.

6.11 Admit to Benefit

     No Person other than the Pledgor and the Beneficiaries shall have any rights or benefits under this Agreement, nor is it intended that any such Person gain any benefit or advantage as a result of this Agreement nor shall this Agreement constitute a subordination of any security in favour of such Person.

6.12 Time of the Essence

     Time shall be of the essence with regard to this Agreement.

6.13 Waiver of Financing Statement, etc.

     To the extent permitted by Applicable Law, the Pledgor hereby waives the right to receive from the Administrative Agent or the other Beneficiaries a copy of any financing statement, financing change statement or other statement or document filed or registered at any time in respect of this Agreement or any verification statement or other statement or document issued by any registry that confirms or evidences registration of or relates to this Agreement.

                                     XVI-13

6.14 Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein.

6.15 Attornment

     The Pledgor, the Administrative Agent and each of the other Beneficiaries each hereby attorn and submit to the jurisdiction of the courts of the Province of Alberta. For the purpose of all legal proceedings, this Agreement shall be deemed to have been performed in the Province of Alberta and the courts of the Province of Alberta shall have jurisdiction to entertain any action or proceeding arising under this Agreement. Notwithstanding the foregoing, nothing herein shall be construed nor operate to limit the right of the Pledgor, the Administrative Agent or any other Beneficiary to commence any action or proceeding relating hereto in any other jurisdiction, nor to limit the right of the courts of any other jurisdiction to take jurisdiction over any action, proceeding or matter relating hereto.

6.16 Executed Copy

     The Pledgor hereby acknowledges receipt of a fully executed copy of this Agreement.

6.17 Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

[Insert the following provision into the Securities Pledge Agreements for North American Construction Group Inc.:

6.18 Amalgamation of Pledgor

     The Pledgor acknowledges and agrees that (a) forthwith upon consummation of the Acquisition and following execution of this Agreement, it will amalgamate with NACG Acquisition Inc., with the continuing corporation being North American Construction Group Inc. ("Amalco"), and (b) immediately upon the issuance of the Certificate of Amalgamation by Industry Canada, the Pledgor's obligations under this Agreement shall continue as obligations of Amalco, Amalco shall be the Pledgor hereunder and a party hereto for all purposes and this Agreement shall remain in full force and effect, and (c) the Pledged Securities held by the Pledgor immediately prior to the amalgamation shall continue to be property of Amalco subject to the pledge hereunder.

[Insert the following provision into the Securities Pledge Agreements for NACG Acquisition Inc.:

6.19 Amalgamation of Pledgor

     The Pledgor acknowledges and agrees that (a) forthwith upon consummation of the Acquisition and following execution of this Agreement, it will amalgamate with North American

                                     XVI-14

Construction Group Inc., with the continuing corporation being North American Construction Group Inc. ("Amalco"), and (b) immediately upon the issuance of the Certificate of Amalgamation by Industry Canada, the Pledgor's obligations under this Agreement shall continue as obligations of Amalco.

IN WITNESS WHEREOF the parties hereto have executed this Agreement effective as of the date hereof.

                                    PLEDGOR:

                                    [INSERT NAME]


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    SUBSIDIARIES:

                                    [insert signature blocks for Subsidiaries existing on date of execution]


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    AGENT:

                                    ROYAL BANK OF CANADA,
                                    as Administrative Agent


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     XVI-15

                                   SCHEDULE A
                       TO THE SECURITIES PLEDGE AGREEMENT

                           FORM OF ADDITION AGREEMENT

                               ADDITION AGREEMENT

     This Agreement is made as of _, 200_

BY:

          [_], a corporation under the laws of _ (the "New Subsidiary")

IN FAVOUR OF:

          ROYAL BANK OF CANADA, for itself and as agent for and on behalf of the Lenders and the Swap Lenders (hereinafter referred to as the "Administrative Agent")

WHEREAS pursuant to the Securities Pledge Agreement, the Pledgor is required to cause any new Subsidiary to be added as a party to the Securities Pledge Agreement by causing such new Subsidiary to execute this Addition Agreement;

AND WHEREAS the New Subsidiary has agreed to be bound by the Securities Pledge Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the foregoing recitals, the covenants and agreements herein contained and for other good and valuable consideration (the receipt and adequacy of which are hereby conclusively acknowledged), the New Subsidiary agrees as follows:

1.   Reference to Securities Pledge Agreement

     (a) This Addition Agreement relates to the Securities Pledge Agreement dated as of November 26, 2003 among North American Energy Partners Inc., as pledgor, the Administrative Agent, and the Subsidiaries party thereto, as amended, modified, supplemented, restated or replaced in accordance with the provisions thereof (the "Securities Pledge Agreement").

     (b) Capitalized terms used herein (including in the recitals and the preamble hereto) and not otherwise defined herein shall have the same meanings as are ascribed thereto in the Securities Pledge Agreement.

2.   Addition

     Effective as of _, 200_ (the "Addition Date"), the New Subsidiary shall become a party to the Securities Pledge Agreement as fully as if it had been an original signatory thereunder, and shall have all of the obligations of a Subsidiary under the Securities

                                     XVI-16

     Pledge Agreement, including those set forth in Section 6.1 of the Securities Pledge Agreement.

3.   Notice

     Any notice or other communication to the New Subsidiary in connection with this Agreement or the Securities Pledge Agreement shall be deemed to be delivered if delivered in the manner set forth in Section 6.4 of the Securities Pledge Agreement at the following address:

          _
          [address]

          Attention: _
          Facsimile: _

4.   Governing Law

     This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein and shall be treated in all respects as an Alberta contract.

     IN WITNESS WHEREOF the New Subsidiary has executed this Agreement as of the date first written above.

_


By:
    -----------------------------
    Name:
    Title:


By:
    -----------------------------
    Name:
    Title:

                                     XVI-17

                                   SCHEDULE B
                       TO THE SECURITIES PLEDGE AGREEMENT
                        FOR SUBSIDIARIES OF THE BORROWER

                DESCRIPTION OF PLEDGOR'S INTEREST IN SUBSIDIARIES

--------------------------------------------------------------------------------
Name of Subsidiary:

--------------------------------------------------------------------------------
Issued Share Capital:

--------------------------------------------------------------------------------
Share Certificates and
Transfer Documents:

--------------------------------------------------------------------------------

                                     XVI-18

                                  EXHIBIT XVII
                               TO CREDIT AGREEMENT

                           FORM OF DEPOSIT INSTRUMENT

                               DEPOSIT INSTRUMENT

     THIS DEPOSIT INSTRUMENT is made _, 200    between _, a
                                           ---
[corporation/partnership/            ] under the laws of _ (the "Debtor") and
                         ------------
Royal Bank of Canada (who and whose successors and assigns as holders of the Debenture referred to below are herein called the "Holder"), for itself and as agent for and on behalf of the Lenders and the Swap Lenders (collectively, the "Beneficiaries").

     WHEREAS:

     The Debtor has, by Guarantee dated _, 200    (the "Guarantee"), guaranteed
                                              ---
the [Obligations and the Secured Swap Obligations;]

     The Debtor has issued its Demand Debenture and Negative Pledge dated _, 200___ in the principal amount of Cdn. $300,000,000 (such debenture as amended, supplemented or reissued is herein called the "Debenture");

     The Debtor has agreed to deposit the Debenture with the Holder as general and continuing collateral security for all present and future indebtedness, obligations and liabilities of the Debtor to the Beneficiaries as set out herein;

     NOW THEREFORE in consideration of the premises and of the sum of $10.00 now paid by the Holder to the Debtor, the receipt and sufficiency of which are hereby acknowledged, the Debtor agrees with the Holder for the benefit of the Beneficiaries as follows:

1.   Definitions; Defined Terms; Headings

     (a) In this Instrument, unless there is something in the subject matter or context inconsistent therewith:

          "Credit Agreement" means the Credit Agreement dated November 26, 2003 among North American Energy Partners Inc., as borrower, Royal Bank of Canada, as agent, the other agents, and the Persons party thereto as lenders, as amended, modified, supplemented or restated from time to time.

          "Liabilities" has the meaning set forth in Section 2.

     (b) Terms and expressions which are defined in the Credit Agreement shall, when used herein, and unless otherwise defined, have the meanings as therein ascribed to them.

                                     XVII-1

     (c) The division of this Instrument into Sections and the insertion of headings is for convenience of reference only and shall not affect the construction or interpretation of this Instrument.

     (d) The terms "this Instrument", "hereof", "hereunder" and similar expressions refer to this Instrument and not to any particular Section or other portion hereof and include any amendments or supplements hereto. Unless otherwise stated, references herein to Sections are to Sections of this Instrument.

     (e) Words importing the singular number shall include the plural and vice versa, and words importing gender shall include the masculine, feminine and neuter genders.

     (f) The word "including" shall not be construed to limit or restrict the matter that precedes it.

2.   Deposit of Debenture

     The Debenture (together with all renewals thereof, substitutions therefor, accretions thereto, interest thereon and proceeds thereof) is hereby delivered to and deposited with the Holder to be held by the Holder as continuing collateral security for the payment and performance by the Debtor of all [Obligations and Secured Swap Obligations] [Guaranteed Obligations (as defined in the Guarantee)] (present or future, direct or indirect, absolute or contingent, matured or not, extended or renewed), wheresoever and howsoever incurred and any ultimate unpaid balance thereof and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again and whether the Debtor be bound alone or with another or others and whether as principal or surety (collectively, the "Liabilities"). [use first bracketed text for Borrower and second for Subsidiary Guarantors]

3.   Rights as Holder to Enforce Debenture

     The Holder is hereby authorized as the holder of the Debenture, and without selling or purchasing the Debenture, to exercise any and all rights of a holder of the Debenture as set forth in this section. During the existence of an Event of Default (as defined in the Credit Agreement) or if the Credit Agreement is no longer in effect, an "Event of Default" (or equivalent designation) in any Lender Hedge Agreement (as applicable, an "Event of Default"), the Holder may demand payment under the Debenture and enforce the security thereby constituted. At any other time, the Holder of the Debenture may, as permitted thereunder, exercise or cause to be exercised for its benefit all or any of the other rights therein provided, including enforcing all other terms, covenants, provisions and agreements therein contained, both (as permitted therein) before and after the occurrence of an Event of Default. Except as provided in Section 7 hereof, nothing herein shall be deemed to suspend or otherwise modify or affect the obligations of the Debtor or the rights of a holder of the Debenture, all as provided therein.

4.   Realization by Sale

     In addition to the foregoing rights and remedies, the Holder shall be entitled, upon an Event of Default occurring and which is continuing, to sell or otherwise dispose of the Debenture

                                     XVII-2
by public sale (including public auction) or private or closed tender or by private contract, with only those notices, if any, as are required by Applicable Law, and with or without advertising and without any other formality (except as otherwise required by Applicable Law), and such sale or disposition shall be on such terms and conditions as to title, credit and otherwise and as to upset or reserve bid or price as may seem advantageous to the Holder, and the Holder shall not be required to accept the highest or any bid or tender at any public sale. The Holder or any Beneficiary may itself purchase the Debenture unless prohibited from doing so by Applicable Law. The Holder may rescind or vary any contract for the sale or other disposition of the Debenture and may resell the Debenture without being answerable for any loss occasioned thereby, and may delay any sale or disposition of the Debenture in whole or in part.

5.   Power of Attorney

     To give full effect hereto, the Holder or any officer of the Holder is, during the existence of an Event of Default, hereby irrevocably appointed attorney of the Debtor, with full power of substitution, for and in the name of the Debtor to sign and seal all documents and to fill in all blanks in signed powers of attorney and transfers necessary in order to complete the transfer of the Debenture to the Holder or its officers or to any purchaser.

6.   Records of Holder

     The records of the Holder as to payment of any Liabilities being in default or of any demand for payment having been made will be prima facie evidence of such default or demand.

7.   Amount Secured

     Notwithstanding the principal amount of the Debenture and the interest rate provided therein on such principal amount, the indebtedness, liabilities and obligations secured by the deposit thereof to the Holder pursuant hereto shall not exceed the amount of the Liabilities.

8.   Charges and Expenses

     The Debtor shall pay to the Holder all reasonable out-of-pocket costs and expenses, including all legal fees (on a solicitor and his own client basis) and other expenses incurred by the Holder from time to time in the documentation, execution, registration, enforcement, realization and collection of or in respect of this Instrument. All such amounts shall become part of the Liabilities, shall be payable by the Debtor on demand, shall bear interest at the rate set forth in the Debenture in respect of the principal amount thereof calculated from the date incurred by the Holder to the date paid by the Debtor, and such amounts and interest shall be secured by the Debenture. This provision shall not be construed to limit any other provisions of the Credit Agreement, the Guarantee, the Debenture, any other Loan Document or any Lender Hedge Agreement dealing with the charge-back to the Debtor of expenses incurred by a Beneficiary.

9.   Remedies Not Exclusive

     Each and every right, remedy and power conferred by this Instrument is in supplement of and in addition to and not in substitution for any other right, remedy or power the Holder may

                                     XVII-3
have from time to time under this Instrument, the Credit Agreement, the Guarantee, the Debenture, any other Loan Document, any Lender Hedge Agreement, or in any other agreement or under the law in force at the time of the exercise of such right, remedy or power. The Holder may proceed when so entitled by way of any action, suit, remedy or other proceeding at law or in equity and no such remedy for the enforcement of the rights of the Holder shall be exclusive of or dependent on any other such remedy. Any one or more of such remedies may from time to time be exercised separately or in combination. Notwithstanding the foregoing, the Holder shall not be bound to deal with the Debenture, to exercise any right or remedy as aforesaid, or to preserve rights against other Persons.

10.  Extensions

     The Holder may grant renewals, extensions of time and other indulgences, take, release and give up securities, accept compositions, grant releases and discharges, perfect or fail to perfect any securities, and otherwise deal or fail to deal with the Debtor, guarantors, sureties and others and with the Debenture and other securities as the Holder may see fit, all without prejudice to the liability of the Debtor or the Holder's rights and powers under this Instrument or the Debenture.

11.  Amendments or Supplemental Debentures

     Any amendments or supplemental debentures to the Debenture shall, upon execution by the Debtor and delivery to the Holder, be deemed to be deposited hereunder and included in the term "Debenture" for the purposes hereof, unless expressly provided otherwise.

12.  No Merger

     The Debenture and this Instrument shall not operate by way of merger of all of the Liabilities and neither the taking of any judgment nor the exercise of any power of sale shall operate to extinguish the liability of the Debtor to make payment of, or to satisfy the Liabilities nor shall the acceptance of any payment or alternate security constitute or create any novation, and it is further agreed that the taking of a judgment or judgments under any of the covenants herein contained shall not operate as a merger of such covenants.

13.  Governing Law

     (a) THIS INSTRUMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE PROVINCE OF ALBERTA AND THE LAW OF CANADA APPLICABLE THEREIN.

     (b) The Debtor agrees that the courts of Alberta shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any disputes which may arise out of or in connection with the aforesaid document and it irrevocably submits to the non-exclusive jurisdiction of such courts, without prejudice to the rights of the Holder to take proceedings in any other jurisdictions, whether concurrently or not.

                                     XVII-4

     (c) The Debtor agrees that final judgment in any such suit, action or proceeding brought in such courts shall be conclusive and binding upon it and may be enforced against it in the courts of Canada (or any other courts to the jurisdiction of which it or its property is subject) by a suit upon such judgment, provided that it does not waive any right to appeal any such judgment, to seek any stay or otherwise to seek reconsideration or review of any such judgment.

14.  Assignment by Debtor

     The Debtor shall not and cannot assign its obligations under this Instrument, or take any steps or enter into any transaction of any nature which would have that effect (except as expressly permitted by the Credit Agreement or, following termination of the Credit Agreement, any Lender Hedge Agreement), without the prior written consent of the Holder, which may be arbitrarily withheld. Subject to the foregoing, all obligations of the Debtor hereunder shall bind the Debtor and its successors and assigns.

15.  Assignment by Holder

     The Holder may at any time assign this Instrument as provided in the Credit Agreement, or following termination of the Credit Agreement, any Lender Hedge Agreement.

16.  Copy Received

     To the extent permitted by Applicable Law, the Debtor acknowledges having received from the Holder a copy of this executed Instrument.

17.  Waiver of Right to Receive Copy of Statements

     The Debtor waives any right it now has or hereafter may have to receive from the Holder a copy of any financing statement in which the Debtor is named as a debtor, or a copy of statements used by a personal property security registry to confirm registration of financing statements.

18.  Severability

     If one or more of the provisions of this Instrument is, or is adjudged to be, invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, and such invalid, illegal or unenforceable provision shall, to the extent permitted at law, be severable.

19.  Security in Addition

     The rights hereby constituted are not in substitution for any other security for the Liabilities, or for any other agreement between the parties whether or not creating any security interest in all or part of the property of the Debtor whether heretofore or hereafter made, and such security and such agreement shall be deemed to be continued and not affected hereby unless expressly provided to the contrary in a writing signed by the Debtor and the Holder. The taking of any action or proceedings or refraining from so doing, or any other dealing with any other

                                     XVII-5
security for the Liabilities or any part thereof shall not release or affect this Instrument and neither the taking of any proceedings hereunder or under the Debenture for the realization of any security shall release or affect any other security held by the Holder or any Beneficiary for the payment or performance of the Liabilities.

20.  Waivers and Consents

     No waiver of any provision hereof, or consent to any action or inaction shall be effective unless the same is in writing and signed by the party granting the same. Such waivers and consents shall not extend to any matters other than those in respect of which the same were given, and the same may be subject to such conditions as the party giving the same may stipulate.

21.  Further Assurances

     (a) Each party shall promptly cure any defect by it in the execution and delivery of this Instrument upon request of the other party hereto.

     (b) The Debtor, at its expense, shall promptly deliver to the Holder, upon request by the Holder in writing, all such other and further documents, agreements, opinions, certificates and instruments (executed, as necessary) in order to give effect to the covenants and agreements of the Debtor in this Instrument, all as may be reasonably necessary or appropriate in connection therewith.

22.  Holder Not Bound to Advance

     Neither the execution and delivery nor the registration of the Debenture shall in itself for any reason whatsoever obligate or bind the Holder to advance any moneys or, having advanced a portion, in itself obligate the Holder in any way to advance the balance in any portion thereof; but nevertheless the Debenture and the mortgages, charges and security interests thereby constituted shall take effect forthwith upon execution of the Debenture and shall operate as security for the Liabilities.

23.  Effective Notice

     Any and all notices or other communications required or permitted pursuant to this Instrument shall be in writing and shall be given in the manner stipulated in the Debenture.

24.  Discharge

     Upon the permanent payment in full of all of the Liabilities and termination of the [Credit Agreement, the Guarantee and each Lender Hedge Agreement] [the Guarantee and each Lender Hedge Agreement] secured by the deposit of the Debenture hereunder, the Holder shall release and discharge the Debenture and this Instrument, and shall redeliver the Debenture to the Debtor for cancellation. [use first bracketed text for Borrower and second for Subsidiary Guarantors]

                                     XVII-6

[Insert the following provision into the Deposit Instruments of NACG Acquisition Inc. and North American Construction Group Inc.:

25.  Amalgamation of Debtor

     The Debtor acknowledges and agrees that (a) forthwith upon consummation of the Acquisition and following execution of this Instrument, it will amalgamate with [NACG Acquisition Inc./North American Construction Group Inc.], with the continuing corporation being North American Construction Group Inc. ("Amalco"), and (b) immediately upon the issuance of the Certificate of Amalgamation by Industry Canada, the Debtor's obligations under this Instrument shall continue as obligations of Amalco, Amalco shall be the Debtor hereunder and a party hereto for all purposes and this Instrument shall remain in full force and effect.

     IN WITNESS WHEREOF the undersigned have executed this Instrument.

                                    _


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    ROYAL BANK OF CANADA,
                                    as Administrative Agent


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     XVII-7

                                  EXHIBIT XVIII
                             TO THE CREDIT AGREEMENT

                      FORM OF OPINION OF BORROWER'S COUNSEL

[FINAL FORM OF OPINION TO BE INSERTED]

                                     XVIII-1

                                   EXHIBIT XIX
                             TO THE CREDIT AGREEMENT

                     FORM OF OPINION OF FINANCE CO. COUNSEL

[FINAL FORM OF OPINION TO BE INSERTED]

                                     XIX-1

                                    SCHEDULES

SCHEDULE 2.1:    LENDERS' COMMITMENTS AND PRO RATA SHARES

SCHEDULE 6.1M:   EQUIPMENT CONTINUING TO BE HELD UNDER LEASES

SCHEDULE 7.1: SUBSIDIARIES OF COMPANY; CORPORATE AND CAPITAL STRUCTURE; OWNERSHIP; MANAGEMENT

SCHEDULE 7.2:    GOVERNMENT CONSENTS

SCHEDULE 7.5B:   REAL PROPERTY INTERESTS

SCHEDULE 7.5C:   MATERIAL SERIAL NUMBER EQUIPMENT

SCHEDULE 7.5D:   INTELLECTUAL PROPERTY

SCHEDULE 7.8:    MATERIAL CONTRACTS

SCHEDULE 9.1:    EXISTING INDEBTEDNESS

SCHEDULE 9.2:    PERMITTED LIENS

SCHEDULE 9.3:    EXISTING INVESTMENTS

SCHEDULE 9.4:    CONTINGENT OBLIGATIONS

                                  SCHEDULE 2.1
                    LENDERS' COMMITMENTS AND PRO RATA SHARES

-----------------------------------------------------------------------
Lender                 Revolving Loans    Term Loans   Total Commitment
-----------------------------------------------------------------------
Royal Bank of Canada     $35,000,000     $25,000,000      $60,000,000
-----------------------------------------------------------------------
BNP Paribas (Canada)     $35,000,000     $25,000,000      $60,000,000
-----------------------------------------------------------------------

                                  SCHEDULE 6.1M
                             EQUIPMENT UNDER LEASES

Unit    Description                                  Serial No.                 Lessor
MT334   Hitachi EH5000                               402RDC76985                HSBC
MT335   Hitachi EH5000                               402RDC76986                HSBC
S5576   Hitachi EX5500                               18B00C00000508             Wajax
1019    2003, GMC 4 x 4 S/C                          1GTEK19T73Z136502          Transportaction
1020    Ford F350 Crew Cab 4x4                       1FTSW31L33EB16611          Transportaction
1021    Ford F350 Crew Cab 4x4                       1FTSW31L73EB16613          Transportaction
1022    Ford F350 Crew Cab 4x4                       1FTSW31L93EB16614          Transportaction
1023    Ford F350 Crew Cab 4x4                       1FTSW31L43EB16617          Transportaction
1024    Ford F350 Crew Cab 4x4                       1FTSW31L63EB16618          Transportaction
1025    Ford F350 Crew Cab 4x4                       1FTSW31L63EB16621          Transportaction
1026    Ford F350 Crew Cab 4x4                       1FTSW31L43EB16620          Transportaction
1027    Ford F350 Crew Cab 4x4                       1FTSW31LX3EB16606          Transportaction
1028    Ford F350 Crew Cab 4x4                       1FTSW31L13EB16607          Transportaction
1029    Ford F350 Crew Cab 4x4                       1FTSW31L33EB16608          Transportaction
1030    Ford F150 4x4 S/C                            2FTPX18L63CA59209          Transportaction
1031    Ford F150 4x4 S/C                            2FTPX18L23CA59210          Transportaction
1032    Ford F150 4x4 S/C                            2FTPX18L43CA57121          Transportaction
1033    Ford F150 4x4 S/C                            2FTPX18L73CA53709          Transportaction
1035    GMC Savana 15 Passenger Van                  1GJHG39R8Y1214105          Transportaction
1036    F250 4X4 S/C                                 1FTNX21L43EB29579          Transportaction
1037    Ford F150 4x4 S/C                            2FTPX18LX3CA68964          Transportaction
1038    Ford F150 4x4 S/C                            2FTPX18L13CA68965          Transportaction
1039    Ford F150 4x4 S/C                            2FTPX18L33CA68966          Transportaction
1040    Ford F150 4x4 S/C                            2FTPX18L53CA68967          Transportaction
1041    Ford F150 4x4 S/C                            2FTPX18L23CA57120          Transportaction
1042    Ford F150 4x4 S/C                            2FTPX18L63CA57122          Transportaction
1043    Ford F450                                    1FDXF46P13EC25233          Transportaction
1034    GMC Envoy (Toth)                             1GKDT13S632132396          Transportaction
959     GMC Sierra 4x4 (Fraser)                      1GTEK19TX2Z278115          Transportaction
897     GMC Sierra SLE 2WD                           2GTEC10V11312917           Transportaction
1001    Toyota Tundra (Moore)                        5TBBT481X3S370063          Transportaction
765     Toyota 4 Runner (Doig)                       JT3HN86R5YD279616          Transportaction
T0751   Cat Challenger CH75D                         5AR00216                   Cat Financial
1044    Mack - Water Truck                           1M1AA13Y7SW046109          Transportaction
1045    Ford F150 4x4 S/C                            2FTPX18L43CA64117          Transportaction
1046    Ford F150 4x4 S/C                            2FTPX18L13CA76404          Transportaction
1047    Kenworth Steam Truck                         3NKMHD8X2VF944974          Transportaction
1048    Mack - Water Truck                           1M1AA13Y2VW078440          Transportaction
1049    Mack - Water Truck                           1M2AA18C6VW079177          Transportaction
1050    Ford Passenger Van                           1FBSSS31L93HB46551         Transportaction
1051    Ford F150 4x4 S/C                            2FTPX18L83CA90073          Transportaction
1052    Ford F150 4x4 S/C                            2FTPX18LX3CA90074          Transportaction
1053    Ford F150 4x4 S/C                            2FTPX18L33CA90076          Transportaction
1055    Ford 15 Passenger Van                        1FBSS31L83HB31135          Transportaction
1056    Ford F350 Crew Cab 4x4                       1FTSW31L53ED71387          Transportaction
1057    Ford F250 CC 4x4                             1FTNW21L13ED48566          Transportaction

Unit    Description                                  Serial No.                 Lessor
1058    Fuel Truck                                   Vehicle not yet received   Transportaction
1059    Fuel Truck                                   Vehicle not yet received   Transportaction
1060    Ford F150 4x4 S/C                            2FTPX18L93CA90079          Transportaction
1061    Ford F150 4x4 S/C                            2FTPX18L53CA91830          Transportaction
1062    Ford F150 4x4 S/C                            2FTPX18L73CA91831          Transportaction
1063    Ford F150 4x4 S/C                            2FTPX18L93CA91832          Transportaction
1064    Fuel Truck                                   Vehicle not yet received   Transportaction
1065    Ford F350 Crew Cab 4x4                       1FTSW31L74EA30090          Transportaction
1066    Ford F350 Crew Cab 4x4                       1FTSW31L64EA300095         Transportaction
1067    Ford F350 Crew Cab 4x4                       1FTSW31L44EA300094         Transportaction
1068    Ford F350 Crew Cab 4x4                       1FTSW31L24EA300093         Transportaction
1069    Ford F150 4x4 S/C                            2FTPX18LX3CA91421          Transportaction
1070    Ford F150 4x4 S/C                            2FTPX18L13CA91419          Transportaction
1071    Ford F350 Crew Cab 4x4                       1FTSW31L24EA30059          Transportaction
1072    Ford F350 Crew Cab 4x4                       1FTSW31L94EA30060          Transportaction
1073    Ford F350 Crew Cab 4x4                       1FTSW31L04EA30061          Transportaction
1074    Ford F350 Crew Cab 4x4                       1FTSW31L24EA30062          Transportaction
1075    Ford F350 Crew Cab 4 x 4                     1FTSW31L14EA30067          Transportaction
1076    Ford F350 Crew Cab 4 x 4                     1FTSW31L34EA30068          Transportaction
1077    Ford F350 Crew Cab 4 x 4                     1FTSW31L54EA30069          Transportaction
1078    Ford F350 Crew Cab 4 x 4                     1FTSW31L14EA30070          Transportaction
1079    Ford F350 Crew Cab 4 x 4                     1FTSW31L34EA30071          Transportaction
1080    Ford F350 Crew Cab 4 x 4                     1FTSW31L54EA30072          Transportaction
1081    Ford F350 Crew Cab 4 x 4                     1FTSW31L74EA30073          Transportaction
1082    Ford F350 Crew Cab 4 x 4                     1FTSW31L94EA30074          Transportaction
1083    Ford F350 Crew Cab 4 x 4                     1FTSW31L04EA30075          Transportaction
1084    Ford F350 Crew Cab 4 x 4                     1FTSW31L24EA30076          Transportaction
1085    Ford F350 Crew Cab 4 x 4                     1FTSW31L04EA30092          Transportaction
1086    Ford F350 Crew Cab 4 x 4                     1FTSW31L84EA30096          Transportaction
1087    Ford F350 Crew Cab 4 x 4                     1FTSW31L14EA30098          Transportaction
1088    Ford F350 Crew Cab 4 x 4                     1FTSW31L34EA30099          Transportaction
1089    Ford F150 4x4 S/C                            1FTPW14594KB43922          Transportaction
1090    Ford F150 4x4 C/C                            2FTPX18L83CA7S737          Transportaction
1091    Ford E350 138" WB SD, series Ext. Wagon XL   1FBSS31L74HA15118          Transportaction
1092    Ford E350 138" WB SD, series Ext. Wagon XL   1FBSS31L24HA18265          Transportaction
T91     Tridem Stepdeck, 53'                         2J9W3A1FXK001010           Transportaction
T92     Tandem Flatdeck, 45'                         2FEP04527KB619801          Transportaction
T93     Tandem Flatdeck, 45'                         2R1B3X3CDF1001613          Transportaction
C0454   Crawler 450H                                 917171                     Brandt
E1002   Excavator 110 JD                             P00110X020272              Brandt
L9083   Loader TC62H                                 TC62H587641                Brandt
L9084   Loader TC62H                                 DWTC62H587595              Brandt
CP041   Packer SD40D                                 164890                     Coneco
CP051   Packer SD122D                                170874                     Coneco
CP052   Packer SD122D                                171116                     Coneco
CP053   Packer SD110D                                162464                     Coneco
AT370   Truck 400                                    8PS00768                   Finning
AT371   Truck 300                                    7FN00652                   Finning

Unit    Description                                  Serial No.                 Lessor
AT372   Truck 300                                    7FN00788                   Finning
AT373   Truck 300                                    7FN00852                   Finning
AT374   Truck 300                                    7FN00789                   Finning
AT375   Truck 300                                    7FN00895                   Finning
AT376   Truck 300                                    7FN00256                   Finning
AT377   Truck 300                                    7FN00594                   Finning
AT378   Truck 300                                    7FN00792                   Finning
C0322   Caterpillar D3CLGP                           5SG01038                   Finning
C0979   Caterpillar D9R                              ABK00704                   Finning
C0980   Caterpillar D9R                              ABK00708                   Finning
CP040   Packer CS563D                                9MW00589                   Finning
L7083   Loader IT28G                                 8CR02939                   Finning
---     Caterpillar 1455161                          J22680-5                   Finning
---     Caterpillar 1502568-K                        J2280-3                    Finning
SS089   Skidsteer 85XT                               JAF0376220                 Hammer
SS090   Skidsteer 85XT                               JAF0376242                 Hammer
SS091   Skidsteer 95XT                               JAF0342492                 Hammer
C0602   Crawler D6R pat                              DMP00311                   Kramer
C0604   Crawler D6R                                  CAT00D6RVAEP00218          Kramer
ML001   Man Lift Manitou                             178319                     Leavitt
E2089   Excavator ZX200LC                            ARH310224                  Wajax
E3316   Excavator EX330LC                            1H1P022610                 Wajax
E3317   Excavator ZX330LC                            HCM1HH00H00031399          Wajax
E3318   Excavator ZX330LC                            HCM1HH00T00031455          Wajax
E3319   Hitachi Excavator ZX330LC                    HCM1HH00T0031396           Wajax
E3399   Hitachi Excavator ZX330LC                    HCM1HH00T031357            Wajax
MT336   Hitachi EH5000                               402RDC76987                Wajax Finance
                                                                                Dan-Mar Equipment Sales
RB100   DL562, 20' stick                             6X1993                     & Services Ltd.
                                                                                Dan-Mar Equipment Sales
RB101   D6D Sideboom, 20' stick                      6X1603                     & Services Ltd.
---     OCE 7056-New                                 0705623019                 Ikon Office Solutions Inc.
---     Canon IC2210-New Digital Copier              NLV02947                   Ikon Office Solutions Inc.
---     Canon IR5000 Digital Copier                  MPL36278                   Ikon Office Solutions Inc.
---     Canon IR550-New Digital Copier               NNT25868                   Ikon Office Solutions Inc.
---     Canon IR330S Digital Copier                  NQJ19441                   Ikon Office Solutions Inc.
---     Canon IRI330 Digital Copier                  MNS00339                   Ikon Office Solutions Inc.
---     2000 40x60 40200-40208 Cargo trailer         4020040208                 Northgate Industries Ltd.

The leases in respect of the following assets are referred to as the "GE
Leases":

Unit#   Description                                  Serial No.                 Lessor
664     Mack*L Pk/Tire RD6885                        1M2P267CSWM038266          GE Capital
688     Dodge *L 3500 CAB & CHASSIE                  3B6MC3667WM277471          GE Capital
691     Ford *L F550 RC 4X F56B                      1FDAF56F3XEB02882          GE Capital
692     GMC *L TOPKICK                               1GDF7H1J4WJ502718          GE Capital
704     GMC *L 1500 SLE SB SC 2WD                    1GTEC19T1XZ517183          GE Capital
705     CHEV *L 2500 SB SC                           1GCGK29U6XE132834          GE Capital
710     DODGE *L 3500 WAGON                          2B5WB35Z7XK551914          GE Capital

711     DODGE *L 1500 SC                             1B7HF13Z8XJ534465          GE Capital
712     FORD *L F550                                 1FDAF56F1XEC49363          GE Capital
713     DODGE *L 2500                                1B7KF23ZXXJ568189          GE Capital
715     FORD F250 2500 CC SB 4X4                     1FTNX21L8XEB92318          GE Capital
716     FORD F150 SC 2WD                             2FTRX17W7XCA00874          GE Capital
717     CHEV 4X4 SC SB 2500                          1GCGK29U6XZ191732          GE Capital
720     Dodge 4X4 SC SB 1500                         1B7HF13Y2XJ641566          GE Capital
723     Ford F150 SuperCab 2WD                       1FTRX17WOXKB95762          GE Capital
724     Dodge 4X4 SC SB 2500                         3B7KF23Z0XG221066          GE Capital
725     Dodge 4X4 SC SB 2500                         3B7KF23Z4XG221071          GE Capital
730     Kenworth T800B                               1NKDLB9X6YR958828          GE Capital
731     Dodge 4X4 SC SB 2500                         1B7KF23Z1YJ126354          GE Capital
732     Ford F350 Crew Cab                           1FTSW31L2YEA31430          GE Capital
733     Ford F350 Crew Cab                           1FTSW31L4YEA31431          GE Capital
734     Chev Silverado 1500                          1GCEK19T3YZ150436          GE Capital
736     Ford F350 Crew Cab                           1FTSW31L2YEB11312          GE Capital
737     Ford F350 Crew Cab                           1FTSW31L4YEB11313          GE Capital
738     FORD F350 4X4 C/C                            1FTSW31L3YEB09729          GE Capital
767     GMC TOPKICK                                  1GDL7H1COYJ502928          GE Capital
768     GMC TOPKICK                                  1GDL7H1C5YJ502763          GE Capital
739     Ford F150 (Kesslar)                          2FTRX18L9YCA06102          GE Capital
---     Crane Equipment                              00024196                   GE Capital

Miscellaneous Equipment:

Other miscellaneous rental equipment on a short term basis from third parties, including: jumping jacks, plate tampers, extension cords, insulated boots, hoses, ladders, pumps, heaters, fuel tanks, offices, sleepers, shacks and radios, at an approximate cost of $350,000 to $400,000 per month.

                                  SCHEDULE 7.1
            SUBSIDIARIES OF COMPANY; CORPORATE AND CAPITAL STRUCTURE;
                              OWNERSHIP; MANAGEMENT

Corporate structure - before Acquisition and Amalgamation:

                                   [FLOWCHART]

                                  SCHEDULE 7.1
 SUBSIDIARIES OF COMPANY; CORPORATE AND CAPITAL STRUCTURE; OWNERSHIP; MANAGEMENT

Corporate structure - after Acquisition and Amalgamation:

                                   [FLOWCHART]

                                  SCHEDULE 7.1
           SUBSIDIARIES OF COMPANY; CORPORATE AND CAPITAL STRUCTURE;
                             OWNERSHIP; MANAGEMENT

     Capital structure and ownership - before Acquisition and Amalgamation:

--------------------------------------------------------------------------
NAME                        NACG Preferred Corp. (Federal)
--------------------------------------------------------------------------
AUTHORIZED SHARE CAPITAL    Unlimited Number of Common Shares
--------------------------------------------------------------------------
ISSUED SHARE CAPITAL        1 Common Share issued to NACG Holdings Inc.
--------------------------------------------------------------------------

--------------------------------------------------------------------------
NAME                        North American Energy Partners Inc. (Federal)
--------------------------------------------------------------------------
AUTHORIZED SHARE CAPITAL    Unlimited Number of Common Shares
--------------------------------------------------------------------------
ISSUED SHARE CAPITAL        1 Common Share issued to NACG Preferred Corp.
--------------------------------------------------------------------------

--------------------------------------------------------------------------
NAME                        NACG Acquisition Inc. (Federal)
--------------------------------------------------------------------------
AUTHORIZED SHARE CAPITAL    Unlimited Number of Common Shares
--------------------------------------------------------------------------
ISSUED SHARE CAPITAL        1 Common Share issued to North American Energy
                            Partners Inc.
--------------------------------------------------------------------------

--------------------------------------------------------------------------
NAME                        NACG Finance LLC (Delaware)
--------------------------------------------------------------------------
AUTHORIZED SHARE CAPITAL    N/A (Delaware LLC)
--------------------------------------------------------------------------
ISSUED SHARE CAPITAL        100% membership interest in LLC held by North
                            American Energy Partners Inc.
--------------------------------------------------------------------------

                                  SCHEDULE 7.1
            SUBSIDIARIES OF COMPANY; CORPORATE AND CAPITAL STRUCTURE;
                              OWNERSHIP; MANAGEMENT

      Capital structure and ownership - after Acquisition and Amalgamation:

------------------------------------------------------------------------------
NAME                        NACG Preferred Corp. (Federal)
------------------------------------------------------------------------------
AUTHORIZED SHARE CAPITAL    Unlimited Number of Common Shares
                            Unlimited Number of Series A Preferred Shares
                            Unlimited Number of Series B Preferred Shares
------------------------------------------------------------------------------
ISSUED SHARE CAPITAL        1 Common Share issued to NACG Holdings Inc. 35,000
                            Series A Preferred Shares issued to Norama Ltd.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
NAME                        North American Energy Partners Inc. (Federal)
------------------------------------------------------------------------------
AUTHORIZED SHARE CAPITAL    Unlimited Number of Common Shares
------------------------------------------------------------------------------
ISSUED SHARE CAPITAL        1 Common Share issued to NACG Preferred Corp.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
NAME                        NACG Finance LLC (Delaware)
------------------------------------------------------------------------------
AUTHORIZED SHARE CAPITAL    N/A (Delaware LLC)
------------------------------------------------------------------------------
ISSUED SHARE CAPITAL        100% membership interest in LLC held by North
                            American Energy Partners Inc.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
NAME:                       North American Construction Group Inc.
------------------------------------------------------------------------------
AUTHORIZED SHARE CAPITAL:   Unlimited number of shares
------------------------------------------------------------------------------
ISSUED SHARE CAPITAL:       200 Shares held by North American Energy Partners
                            Inc.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME:                       North American Construction Ltd.
--------------------------------------------------------------------------------
AUTHORIZED SHARE CAPITAL:   Unlimited number of each of: 100 Class A Voting
                            Non-Participating Common Shares; 1,000 Class B
                            Non-Voting Participating Common Shares and 100,000
                            Class C Redeemable Preferred Shares
--------------------------------------------------------------------------------
ISSUED SHARE CAPITAL:       100 Class A Non-Voting Participating Common Shares
                            and 200 Class B Non-Voting Participating Common
                            Shares issued to North American Construction Group
                            Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME:                       North American Caisson Ltd.
--------------------------------------------------------------------------------
AUTHORIZED SHARE CAPITAL:   Unlimited number of Common Shares
--------------------------------------------------------------------------------
ISSUED SHARE CAPITAL:       2 Common Shares issued to North American
                            Construction Group Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME:                       North American Engineering Inc.
--------------------------------------------------------------------------------
AUTHORIZED SHARE CAPITAL:   Unlimited number of each of: Class A Common Voting
                            Shares, Class B Common Non-Voting Shares and Class P
                            Preferred Shares
--------------------------------------------------------------------------------
ISSUED SHARE CAPITAL:       2 Class A Common Voting Shares issued to North
                            American Construction Group Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME:                       North American Enterprises Ltd.
--------------------------------------------------------------------------------
AUTHORIZED SHARE CAPITAL:   Unlimited number of Common Shares
--------------------------------------------------------------------------------
ISSUED SHARE CAPITAL:       100 Common Shares issued to North American
                            Construction Group Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME:                       North American Industries Inc.
--------------------------------------------------------------------------------
AUTHORIZED SHARE CAPITAL:   Unlimited number of each of:  Class A Shares and
                            Class B Shares
--------------------------------------------------------------------------------
ISSUED SHARE CAPITAL:       2 Class A Shares issued to North American
                            Construction Group Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME:                       North American Maintenance Ltd.
--------------------------------------------------------------------------------
AUTHORIZED SHARE CAPITAL:   Unlimited number of Shares of one class
--------------------------------------------------------------------------------
ISSUED SHARE CAPITAL:       100 Shares issued to North American
                            Construction Group Inc.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
NAME:                       North American Mining Inc.
----------------------------------------------------------------------------
AUTHORIZED SHARE CAPITAL:   Unlimited number of Common Shares

----------------------------------------------------------------------------
ISSUED SHARE CAPITAL:       100 Common Shares issued to North American
                            Construction Group Inc.
----------------------------------------------------------------------------

----------------------------------------------------------------------------
NAME:                       North American Pipeline Inc.
----------------------------------------------------------------------------
AUTHORIZED SHARE CAPITAL:   Unlimited number of Shares of one class
----------------------------------------------------------------------------
ISSUED SHARE CAPITAL:       100 Shares issued to North American Construction
                            Group Inc.
----------------------------------------------------------------------------

----------------------------------------------------------------------------
NAME:                       North American Road Inc.
----------------------------------------------------------------------------
AUTHORIZED SHARE CAPITAL:   Unlimited number of Shares of one class
----------------------------------------------------------------------------
ISSUED SHARE CAPITAL:       20 Shares issued to North American Construction
                            Group Inc.
----------------------------------------------------------------------------

----------------------------------------------------------------------------
NAME:                       North American Services Inc.
----------------------------------------------------------------------------
AUTHORIZED SHARE CAPITAL:   Unlimited number of Common Shares

----------------------------------------------------------------------------
ISSUED SHARE CAPITAL:       100 Common Shares issued to North American
                            Construction Group Inc.
----------------------------------------------------------------------------

----------------------------------------------------------------------------
NAME:                       Griffiths Pile Driving Inc.
----------------------------------------------------------------------------
AUTHORIZED SHARE CAPITAL:   Unlimited number of Shares of one class to be
                            designated as Common Shares
----------------------------------------------------------------------------
ISSUED SHARE CAPITAL:       100 Common Shares issued to North American
                            Construction Group Inc.
----------------------------------------------------------------------------

----------------------------------------------------------------------------
NAME:                       North American Site Development Ltd.
----------------------------------------------------------------------------
AUTHORIZED SHARE CAPITAL:   Unlimited number of Shares of one class
----------------------------------------------------------------------------
ISSUED SHARE CAPITAL:       100 Shares issued to North American Construction
                            Group Inc.
----------------------------------------------------------------------------

----------------------------------------------------------------------------
NAME:                       North American Site Services Inc.
----------------------------------------------------------------------------
AUTHORIZED SHARE CAPITAL:   Unlimited number of Shares of one class to be
                            designated as Common Shares
----------------------------------------------------------------------------

----------------------------------------------------------------------------
ISSUED SHARE CAPITAL:       100 Common Shares issued to North American
                            Construction Group Inc.
----------------------------------------------------------------------------

                                  SCHEDULE 7.1
                             TO THE CREDIT AGREEMENT

            SUBSIDIARIES OF COMPANY; CORPORATE AND CAPITAL STRUCTURE;
                             OWNERSHIP; MANAGEMENT

Officers & Directors:

     The following table sets forth the names and positions held by the directors and executive officers of NACG Preferred Corp., North American Energy Partners Inc. and North American Construction Group Inc. after giving effect to the Acquisition and Amalgamation:

Name                                                  Position
----                                                  --------
Gordon Parchewsky..................................   President and Director
Vincent Gallant....................................   Vice President, Finance
William Koehn......................................   Vice President, Operations
R. Kent Wallace....................................   Secretary
William C. Oehmig..................................   Chairman
John D. Hawkins....................................   Director
Jean-Pierre L. Conte...............................   Director
Peter Schweinfurth.................................   Director
K. Rick Turner.....................................   Director
John A. Brussa.....................................   Director
Jim G. Gardiner....................................   Director
Donald R. Getty....................................   Director
Martin Gouin.......................................   Director
Gary K. Wright.....................................   Director

     The following table sets forth the names and positions held by the directors and executive officers of Subsidiaries of North American Construction Group Inc. after giving effect to the Acquisition and Amalgamation:

Name                                                  Position
----                                                  --------
Gordon Parchewsky..................................   President and Director
John D. Hawkins....................................   Vice President/Secretary
                                                      and Director
Vincent Gallant....................................   Vice President

                                  SCHEDULE 7.2
                               GOVERNMENT CONSENTS

1. In connection with the Acquisition, a notice is required to be filed under the Investment Canada Act with Industry Canada following closing

2. In connection with the Senior Notes, a Form 45-501F1 under the Ontario Securities Act and Form 45-103 under the Alberta Securities Act are required to be filed following closing

3. In connection with the Amalgamation, Notices of Officers and Directors (Form 3) and Notice of Registered Office (Form 6) are required to be filed with Industry Canada

                                  SCHEDULE 7.5B

                                  REAL PROPERTY

(i)  Fee interests:

     Nil

(ii) Leasehold interests:

------------------------------------------------------------------------------------------------------------------
Location                    Legal Description               Term                 Parties
------------------------------------------------------------------------------------------------------------------
Oil sands plant at Ruth     Meridian 4, Range 10,           Expires              Syncrude Canada Ltd., as landlord
Lake, Alberta               Township 93, Section 8, North   November 30,         and North American Equipment
                            Half and South East, Regional   2009                 Ltd., as tenant
                            Municipality of Wood Buffalo

                                                                                 Lease being assigned by North
                                                                                 American Equipment Limited to
                                                                                 NACG Acquisition Inc. before
                                                                                 closing

------------------------------------------------------------------------------------------------------------------
#2, 53016 Hwy. 60,          Plan 7521620, Lot 3; Plan       Expires              Acheson Properties Ltd., as
Spruce Grove, Alberta       7620002, All that portion       November 30,         landlord and North American
                            taken for Extra Right of Way,   2007                 Construction Group Inc., as
                            excepting thereout Plan                              tenant; North American Equipment
                            9720886, Railway; and                                Ltd., as subtenant
                            Descriptive Plan 9921104,
                            Block 6, Lot 16, Parkland
                            County

------------------------------------------------------------------------------------------------------------------
2010 Industrial Drive,      Lot 5, Block/Par S, Plan        Expires March 14,    Acheson Properties Ltd., as
Sherwood Industrial Park,   79R-05960, Extension 0,         2008                 landlord and North American
Regina, Sask.               Municipality of Sherwood No.                         Construction Group Inc., as
                            159                                                  tenant

------------------------------------------------------------------------------------------------------------------
2150 Steel Road, Prince     Lot 12, District Lot 4039,      Expires March 31,    Interior Industrial Constructors
George, B.C.                Cariboo District Plan 27213     2004                 Ltd. and North American
                            and Lot A, District Lot 4039,                        Construction Group, as tenant
                            Cariboo District Plan 28940

------------------------------------------------------------------------------------------------------------------
2289 Alyth Place S.E.,      Plan 0211532, Block 1, Lot      Expires              Calgary Salvage Disposal Ltd., as
Calgary, Alta.              14, City of Calgary             December 31,         landlord and North American
                                                            2005                 Construction Group Inc., as
                                                                                 tenant

------------------------------------------------------------------------------------------------------------------
4307 - 55th Street, Fort    Lot 1, District Lot 2117,       Expires July 10,     Acheson Properties Ltd., as
Nelson, B.C.                Peace River District, Plan      2008                 landlord and North American
                            PGP46884                                             Construction Group Inc., as
                                                                                 tenant

------------------------------------------------------------------------------------------------------------------
9076 River Road, Delta,     Lot 4, except: 1stly, west 75   (Note that the       Griffiths Pile Driving Inc., as
B.C. (Note that there is    feet; 2ndly, Part subdivided    mortgagee in         tenant and Ocean Cloud
no actual lease for this    by Plan 22258, District Lot     possession has       Investments Ltd., as Receiver in
location - the receiver,    132, Group 2, New               served notice of     Possession
acting for the mortgagee    Westminster, District           termination
                            Plan 826
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Location                    Legal Description               Term                 Parties
------------------------------------------------------------------------------------------------------------------
in possession, has          District Plan 826               effective
recently proposed new                                       December 31,
lease terms to the                                          2003)
tenant).

------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 7.5C

                        MATERIAL SERIAL NUMBER EQUIPMENT

--------------------------------------------------------------------------
                                          Type of Post-
Unit Number   Asset Description   Year   Closing Interest   Serial Number
--------------------------------------------------------------------------
   MT300        Hitachi EH4500    2000      Ownership         402MDC76549
--------------------------------------------------------------------------
   MT301        Hitachi EH4500    2000      Ownership         402MDC76550
--------------------------------------------------------------------------
   MT302        Hitachi EH4500    2000      Ownership         402MDC76551
--------------------------------------------------------------------------
   MT303        Hitachi EH4500    2000      Ownership         402MDC76662
--------------------------------------------------------------------------
   MT304        Hitachi EH4500    2000      Ownership         402MDC76663
--------------------------------------------------------------------------
   MT305        Hitachi EH4500    2001      Ownership         402MDC76664
--------------------------------------------------------------------------
   MT306        Hitachi EH4500    2001      Ownership         402MDC76665
--------------------------------------------------------------------------
   MT307        Hitachi EH4500    2001      Ownership         402MDC76705
--------------------------------------------------------------------------
   MT331        Hitachi EH5000    2003      Ownership         402RDC76954
--------------------------------------------------------------------------
   MT332        Hitachi EH5000    2003      Ownership         402RDC76983
--------------------------------------------------------------------------
   MT333        Hitachi EH5000    2003      Ownership         402RDC76984
--------------------------------------------------------------------------
   MT334        Hitachi EH5000    2003        Lease           402RDC76985
--------------------------------------------------------------------------
   MT335        Hitachi EH5000    2003        Lease           402RDC76986
--------------------------------------------------------------------------
   MT336        Hitachi EH5000    2003        Lease           402RDC76987
--------------------------------------------------------------------------
   E1883        Hitachi EX1800    2001      Ownership          187P00532
--------------------------------------------------------------------------
   E2576        Hitachi EX2500    2000      Ownership         184P000130
--------------------------------------------------------------------------
   S5574        Hitachi EX5500    1998      Ownership         18AP000101
--------------------------------------------------------------------------
   S5575        Hitachi EX5500    2000      Ownership         18AP000111
--------------------------------------------------------------------------
   S5576        Hitachi EX5500    2003        Lease         18B00C00000508
--------------------------------------------------------------------------
   S4006           O&K RH400      2002      Ownership            40006
--------------------------------------------------------------------------

                                  SCHEDULE 7.5D

                              INTELLECTUAL PROPERTY

Alberta Trade Names

------------------------------------------------------------
Registration Number   Current Declarant
------------------------------------------------------------
TN7326549             North American Construction Group Inc.
------------------------------------------------------------
TN7326556             North American Engineering Inc.
------------------------------------------------------------
TN7326606             North American Industries Inc.
------------------------------------------------------------
TN7326663             North American Pipeline Inc.
------------------------------------------------------------
TN7326713             North American Road Ltd.
------------------------------------------------------------
TN7326739             North American Services Ltd.
------------------------------------------------------------
TN7326754             North American Site Development Ltd.
------------------------------------------------------------
TN7326770             North American Construction Ltd.
------------------------------------------------------------
TN8774887             North American Services Inc.
------------------------------------------------------------
TN8774960             North American Enterprises Ltd.
------------------------------------------------------------
TN8775017             North American Mining Inc.
------------------------------------------------------------

                                  SCHEDULE 7.8

                               MATERIAL CONTRACTS

1. project contract between Syncrude Canada Ltd. and North American Enterprises Ltd. dated June 15, 2001 (Syncrude Canada Ltd. Upgrader Expansion);

2. project contract between Syncrude Canada Ltd. and North American Mining Inc. (Contract D1976-44) including change orders dated April 1, 1998;

3. Mining Services Agreement between Albian Sands Energy Inc. and North American Mining Inc. dated March 1, 2002;

4. project contract with Encana - 2003 Pipeline Project (Data Room Index reference 6.1.1.7);

5. project contract with Encana - Master Service and Supply Agreement (Data Room Index reference 6.1.1.15);

6.   Senior Note Indenture; and

7.   Senior Notes.

                                  SCHEDULE 9.1

                             EXISTING INDEBTEDNESS

1. Indebtedness related to the GE Leases.

2. Indebtedness relating to the following leases previously treated by the Sellers as operating leases, but which will be treated as capital leases by North American Construction Group Inc.:

--------------------------------------------------------------------------------
Unit           Description                   Serial No.
--------------------------------------------------------------------------------
1019       2003, GMC 4 x 4 S/C           1GTEK19T73Z136502
1020     Ford F350 Crew Cab 4x4          1FTSW31L33EB16611
1021     Ford F350 Crew Cab 4x4          1FTSW31L73EB16613
1022     Ford F350 Crew Cab 4x4          1FTSW31L93EB16614
1023     Ford F350 Crew Cab 4x4          1FTSW31L43EB16617
1024     Ford F350 Crew Cab 4x4          1FTSW31L63EB16618
1025     Ford F350 Crew Cab 4x4          1FTSW31L63EB16621
1026     Ford F350 Crew Cab 4x4          1FTSW31L43EB16620
1027     Ford F350 Crew Cab 4x4          1FTSW31LX3EB16606
1028     Ford F350 Crew Cab 4x4          1FTSW31L13EB16607
1029     Ford F350 Crew Cab 4x4          1FTSW31L33EB16608
1030        Ford F150 4x4 S/C            2FTPX18L63CA59209
1031        Ford F150 4x4 S/C            2FTPX18L23CA59210
1032        Ford F150 4x4 S/C            2FTPX18L43CA57121
1033        Ford F150 4x4 S/C            2FTPX18L73CA53709
1035   GMC Savana 15 Passenger Van       1GJHG39R8Y1214105
1036          F250 4X4 S/C               1FTNX21L43EB29579
1037        Ford F150 4x4 S/C            2FTPX18LX3CA68964
1038        Ford F150 4x4 S/C            2FTPX18L13CA68965
1039        Ford F150 4x4 S/C            2FTPX18L33CA68966
1040        Ford F150 4x4 S/C            2FTPX18L53CA68967
1041        Ford F150 4x4 S/C            2FTPX18L23CA57120
1042        Ford F150 4x4 S/C            2FTPX18L63CA57122
1043            Ford F450                1FDXF46P13EC25233
1044       Mack - Water Truck            1M1AA13Y7SW046109
1045        Ford F150 4x4 S/C            2FTPX18L43CA64117
1046        Ford F150 4x4 S/C            2FTPX18L13CA76404
1047      Kenworth Steam Truck           3NKMHD8X2VF944974
1048       Mack - Water Truck            1M1AA13Y2VW078440
1049       Mack - Water Truck            1M2AA18C6VW079177
1050       Ford Passenger Van           1FBSSS31L93HB46551
1051        Ford F150 4x4 S/C            2FTPX18L83CA90073
1052        Ford F150 4x4 S/C            2FTPX18LX3CA90074
1053        Ford F150 4x4 S/C            2FTPX18L33CA90076
1055      Ford 15 Passenger Van          1FBSS31L83HB31135
1056     Ford F350 Crew Cab 4x4          1FTSW31L53ED71387
1057        Ford F250 CC 4x4             1FTNW21L13ED48566
1058           Fuel Truck            Vehicle not yet received

1059           Fuel Truck            Vehicle not yet received
1060        Ford F150 4x4 S/C            2FTPX18L93CA90079
1061        Ford F150 4x4 S/C            2FTPX18L53CA91830
1062        Ford F150 4x4 S/C            2FTPX18L73CA91831
1063        Ford F150 4x4 S/C            2FTPX18L93CA91832
1064           Fuel Truck            Vehicle not yet received
1065     Ford F350 Crew Cab 4x4          1FTSW31L74EA30090
1066     Ford F350 Crew Cab 4x4         1FTSW31L64EA300095
1067     Ford F350 Crew Cab 4x4         1FTSW31L44EA300094
1068     Ford F350 Crew Cab 4x4         1FTSW31L24EA300093
1069        Ford F150 4x4 S/C            2FTPX18LX3CA91421
1070        Ford F150 4x4 S/C            2FTPX18L13CA91419
1071     Ford F350 Crew Cab 4x4          1FTSW31L24EA30059
1072     Ford F350 Crew Cab 4x4          1FTSW31L94EA30060
1073     Ford F350 Crew Cab 4x4          1FTSW31L04EA30061
1074     Ford F350 Crew Cab 4x4          1FTSW31L24EA30062
1075    Ford F350 Crew Cab 4 x 4         1FTSW31L14EA30067
1076    Ford F350 Crew Cab 4 x 4         1FTSW31L34EA30068
1077    Ford F350 Crew Cab 4 x 4         1FTSW31L54EA30069
1078    Ford F350 Crew Cab 4 x 4         1FTSW31L14EA30070
1079    Ford F350 Crew Cab 4 x 4         1FTSW31L34EA30071
1080    Ford F350 Crew Cab 4 x 4         1FTSW31L54EA30072
1081    Ford F350 Crew Cab 4 x 4         1FTSW31L74EA30073
1082    Ford F350 Crew Cab 4 x 4         1FTSW31L94EA30074
1083    Ford F350 Crew Cab 4 x 4         1FTSW31L04EA30075
1084    Ford F350 Crew Cab 4 x 4         1FTSW31L24EA30076
1085    Ford F350 Crew Cab 4 x 4         1FTSW31L04EA30092
1086    Ford F350 Crew Cab 4 x 4         1FTSW31L84EA30096
1087    Ford F350 Crew Cab 4 x 4         1FTSW31L14EA30098
1088    Ford F350 Crew Cab 4 x 4         1FTSW31L34EA30099
T91       Tridem Stepdeck, 53'           2J9W3A1FXK001010
T92       Tandem Flatdeck, 45'           2FEP04527KB619801
T93       Tandem Flatdeck, 45'           2R1B3X3CDF1001613
1089        Ford F150 4x4 S/C            1FTPW14594KB43922
1090        Ford F150 4x4 C/C            2FTPX18L83CA72737
1091         Ford E350 WB SD             1FBSS31L74HA15118
1092         Ford E350 WB SD             1FBSS31L24HA18265
--------------------------------------------------------------------------------

                                  SCHEDULE 9.2

                                 PERMITTED LIENS

Nil.

                                  SCHEDULE 9.3

                              EXISTING INVESTMENTS

1. $25,000 will be invested by NACG Finance LLC in a public limited partnership.

2. Joint venture: 49% equity interest in Noramac Ventures Inc., an Alberta corporation, with the other 51% equity interest held by Fort McKay Construction Ltd.

                                  SCHEDULE 9.4

                             CONTINGENT OBLIGATIONS

None.